UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21774
                                                    -----------

                        First Trust Exchange-Traded Fund
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               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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                    (Name and address of agent for service)


       Registrant's telephone number, including area code: (630) 765-8000
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                      Date of fiscal year end: December 31
                                              -------------

                    Date of reporting period: June 30, 2018
                                             ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund
Book 1

First Trust Dow Jones Select MicroCap Index Fund (FDM)
First Trust Morningstar Dividend Leaders Index Fund (FDL)
First Trust US Equity Opportunities ETF (FPX)
First Trust NYSE Arca Biotechnology Index Fund (FBT)
First Trust Dow Jones Internet Index Fund (FDN)
First Trust Capital Strength ETF (FTCS)
First Trust Value Line(R) Dividend Index Fund (FVD)
First Trust Value Line(R) 100 Exchange-Traded Fund (FVL)

Semi-Annual Report
For the Six Months Ended
June 30, 2018

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TABLE OF CONTENTS
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                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2018

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
   First Trust Dow Jones Select MicroCap Index Fund (FDM)...................   4
   First Trust Morningstar Dividend Leaders Index Fund (FDL)................   6
   First Trust US Equity Opportunities ETF (FPX)............................   8
   First Trust NYSE Arca Biotechnology Index Fund (FBT).....................  10
   First Trust Dow Jones Internet Index Fund (FDN)..........................  12
   First Trust Capital Strength ETF (FTCS)..................................  14
   First Trust Value Line(R) Dividend Index Fund (FVD)......................  16
   First Trust Value Line(R) 100 Exchange-Traded Fund (FVL).................  18
Notes to Fund Performance Overview..........................................  20
Understanding Your Fund Expenses............................................  21
Portfolio of Investments
   First Trust Dow Jones Select MicroCap Index Fund (FDM)...................  23
   First Trust Morningstar Dividend Leaders Index Fund (FDL)................  28
   First Trust US Equity Opportunities ETF (FPX)............................  30
   First Trust NYSE Arca Biotechnology Index Fund (FBT).....................  34
   First Trust Dow Jones Internet Index Fund (FDN)..........................  36
   First Trust Capital Strength ETF (FTCS)..................................  38
   First Trust Value Line(R) Dividend Index Fund (FVD)......................  40
   First Trust Value Line(R) 100 Exchange-Traded Fund (FVL).................  44
Statements of Assets and Liabilities........................................  48
Statements of Operations....................................................  50
Statements of Changes in Net Assets.........................................  52
Financial Highlights........................................................  56
Notes to Financial Statements...............................................  60
Additional Information......................................................  69

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information Section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                        FIRST TRUST EXCHANGE-TRADED FUND
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2018

Dear Shareholders:

First Trust is pleased to provide you with the semi-annual report for the First Trust Exchange-Traded Fund, which contains detailed information about your investment for the six months ended June 30, 2018. We encourage you to read this report carefully and discuss it with your financial advisor.

As 2018 began, there was much enthusiasm for the "Tax Cuts and Jobs Act of 2017" tax reform bill, which President Trump had signed into law on December 22, 2017, and the potential increase in take-home pay for many Americans, as well as the reduction in the federal corporate tax rate from 35% to 21% that the new tax package would bring. Early in the new year, many investors were watching the Federal Reserve (the "Fed") and its signaled intent to continue raising interest rates at a gradual pace (it had raised rates three times in 2017). Based on strong job growth and the economic outlook in the U.S., the Fed did, in fact, raise interest rates this year, on March 21, and June 13. Additionally, they indicated at their June 2018 meeting that two additional rate hikes are expected before year-end.

For the entire first quarter of 2018, increased market volatility was the norm for U.S. markets. The Dow Jones Industrial Average ("DJIA") was off to a strong start in January continuing its very strong performance displayed throughout 2017. However, February was a different story. Early in the month, the DJIA plunged 567 points and sank into "correction" territory (defined as a drop of 10% from the index's high) and in just two weeks during February, was down more than 3,200 points. However, as February came to a close, the DJIA was back on track and up from the lows experienced earlier in the month.

For the second quarter of 2018, market volatility continued. Increasing trade tensions have had an impact on markets around the world and could continue to do so in the future. The talk from President Trump on tariffs and trade agreements gave many investors pause about the U.S. stock market and its long-standing economic growth and what the future might hold. The DJIA closed out both April and May slightly down but ended June slightly up. Despite this volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.

Globally, markets underperformed moderately in the first half of 2018, as the MSCI AC World Index, which captures 23 developed markets and 24 emerging markets, ended the six-month period down just slightly. Analysts believe European companies are set up for growing earnings and credit upswings, which seems to bode well for global market performance. In addition, we believe the longer-term drivers of positive demographics, lower debt levels and improving productivity may lead to a multi-year cyclical upswing in emerging market economic fundamentals.

We continue to believe that one should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and investing goals and by speaking regularly with your investment professional. As we've said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals. Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on your investment again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2018 (UNAUDITED)

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

President Trump launched the first round of U.S. tariffs (on imported steel and aluminum) on March 8, 2018. Since then, additional tariffs have been levied by the U.S. against its major trading partners, including Canada, Mexico, Europe and China, and they in turn have responded with their own tariffs on imported U.S. goods. While we acknowledge that the lead story right now is the uncertainty over how far the Trump administration is willing to escalate the use of tariffs in its ongoing global trade negotiations, we believe that there are still a lot of positive stories to tell in the current business/economic climate.

One of those stories is in the U.S. manufacturing sector. A survey by the National Association of Manufacturers revealed that 95.1% of U.S. manufacturers polled said they have a positive outlook for their companies as of the second quarter of 2018, the highest percentage recorded in the survey's 20-year history, according to its own release.

The Federal Reserve raised interest rates twice this year, on March 21 and June 13 and indicated at their June 2018 meeting that two additional rate hikes are expected before year-end.

Another sign of confidence for the economy and markets is mergers and acquisitions ("M&A") activity. Global M&A activity totaled $2.5 trillion in the first half of 2018, up 64% from the same period a year ago, according to Thomson Reuters. The first half of 2018 was the strongest showing for announced M&A deals since records began in 1980. The previous high was $2.3 trillion, set in 2007. The number of U.S. deals rose 82% to $1.0 trillion from the same period a year ago, the highest on record. Europe also had a strong showing, accounting for $767 billion of the $2.5 trillion.

Investors continue to embrace exchange-traded funds ("ETFs") and related exchange-traded products ("ETPs"). ETFG, an industry research group, reported that total assets invested in ETFs/ETPs listed globally stood at $4.986 trillion at the end of June, according to its own release. In June, net inflows to ETFs/ETPs listed globally totaled $8.69 billion, marking the 53rd consecutive month of net inflows. In the first half of 2018, net inflows totaled $223.26 billion.

U.S. STOCKS AND BONDS

In the first half of 2018, three of the major U.S. stock indices posted positive returns. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index posted total returns of 2.65%, 3.49%, and 9.39%, respectively, according to Bloomberg. Six of the 11 major S&P 500(R) Index sectors posted positive total returns. The top-performing sectors were Consumer Discretionary, Information Technology and Energy, up 11.50%, 10.87% and 6.81%, respectively, while the two sectors with the poorest showing were Consumer Staples and Telecommunication Services, down 8.55% and 8.35%, respectively. As we noted at the end of 2017, cyclical areas of the stock market have been delivering the best results for investors. We believe that is an indication that investors are still optimistic about U.S. economic growth moving forward.

Data from Dealogic shows that a total of 120 equity initial purchase offerings ("IPOs") valued at $35.2 billion were launched in the U.S. in the first half of 2018, the highest volume since 2014 and the fourth-highest since 1995, according to The Wall Street Journal. The companies that have gone public are trading, on average, 22% above their respective IPO price. A strong IPO market suggests that investors have a healthy appetite for stocks, in our opinion.

In the U.S. bond market, most of the major bond groups posted negative returns in the first half of 2018. The top-performing major debt group for the same period was high-yield corporate bonds. For the same period, the Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of 0.16%. The worst-performing debt group was a combination of government and corporate bonds and the Bloomberg Barclays U.S. Aggregate Bond Index posted a total return of -1.62% for the same period. The yield on the benchmark 10-Year Treasury note (T-note) rose by 45 basis points to 2.86% for the same period, according to Bloomberg. For comparative purposes, the average yield on the 10-year T-note was 2.53% for the 10-year period ended June 29, 2018.

FOREIGN STOCKS AND BONDS

The U.S. dollar rose by 2.55% against a basket of major currencies in the first half of 2018, as measured by the U.S. Dollar Index (DXY). With respect to U.S. investors, a stronger U.S. dollar can negatively impact returns on foreign securities.

The Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of -3.89% (USD), while the Bloomberg Barclays Global Aggregate Index of higher quality debt fell 1.46% (USD) in the first half of 2018. The MSCI Daily Total Return Net Emerging Markets Index of stocks posted a total return of -6.66% (USD), while the MSCI Daily Total Return Net World Index (excluding the U.S.) posted a total return of -2.77% (USD) in the first half of 2018.

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

The First Trust Dow Jones Select MicroCap Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Select MicroCap Index(SM) (the "Index"). The Fund will normally invest at least 80% of its net assets (including investment borrowings) in common stocks of U.S. micro-capitalization companies which are publicly traded in the United States. The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is comprised of selected U.S. micro-capitalization companies chosen from all common stocks traded on the New York Stock Exchange ("NYSE"), the NYSE MKT and The Nasdaq Stock Market LLC ("Nasdaq"), excluding limited partnerships that are comparatively liquid and have strong fundamentals relative to the micro-capitalization segment as a whole. The Fund's shares are listed for trading on the NYSE Arca, Inc. ("NYSE Arca"). The first day of secondary market trading in shares of the Fund was September 30, 2005.

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PERFORMANCE
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                                                                    AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                              6 Months   1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                               Ended      Ended     Ended     Ended     (9/27/05)     Ended     Ended     (9/27/05)
                                              6/30/18    6/30/18   6/30/18   6/30/18    to 6/30/18   6/30/18   6/30/18    to 6/30/18
FUND PERFORMANCE
NAV                                            8.13%     16.55%    15.21%     11.17%      8.57%      102.98%   188.29%     185.29%
Market Value                                   7.95%     16.77%    15.31%     11.16%      8.57%      103.84%   187.95%     185.54%

INDEX PERFORMANCE
Dow Jones Select MicroCap Index(SM)            8.44%     17.25%    15.89%     11.88%      9.28%      109.03%   207.14%     210.21%
Russell 2000(R) Index                          7.66%     17.57%    12.46%     10.60%      8.89%       79.89%   173.87%     196.46%
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(See Notes to Fund Performance Overview on page 20.)

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                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   43.36%
Consumer Discretionary                       16.52
Industrials                                  14.18
Information Technology                        7.21
Materials                                     5.17
Health Care                                   4.79
Consumer Staples                              3.09
Real Estate                                   2.91
Utilities                                     1.82
Energy                                        0.95
                                            -------
   Total                                    100.00%
                                            =======

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                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
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Medifast, Inc.                                1.48%
Virtu Financial, Inc., Class A                1.37
Enova International, Inc.                     1.08
CTS Corp.                                     1.04
ArcBest Corp.                                 1.02
PGT Innovations, Inc.                         0.91
NMI Holdings, Inc., Class A                   0.83
Stoneridge, Inc.                              0.83
Triumph Bancorp, Inc.                         0.82
Perficient, Inc.                              0.81
                                            -------
   Total                                     10.19%
                                            =======

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Dow Jones and Dow Jones Select MicroCap Index(SM) are products of S&P Dow Jones Indices LLC ("SPDJI"), and have been licensed for use by First Trust on behalf of the Fund. The Fund, based on the Dow Jones Select MicroCap Index(SM), is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones Trademark Holdings LLC ("Dow Jones") or their respective affiliates, and SPDJI, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM) (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       DECEMBER 31, 2007 - JUNE 30, 2018

            First Trust Dow Jones
               Select MicroCap           Dow Jones Select        Russell 2000(R)
                 Index Fund             MicroCap Index(SM)            Index
12/07              $10,000                   $10,000                 $10,000
06/08                8,775                     8,802                   9,063
12/08                6,668                     6,717                   6,622
06/09                6,528                     6,596                   6,797
12/09                8,058                     8,187                   8,421
06/10                7,833                     7,977                   8,257
12/10               10,134                    10,350                  10,683
06/11               10,475                    10,736                  11,346
12/11                9,255                     9,506                  10,237
06/12                9,851                    10,151                  11,110
12/12               10,724                    11,092                  11,910
06/13               12,466                    12,932                  13,799
12/13               15,369                    15,999                  16,534
06/14               15,266                    15,941                  17,061
12/14               15,842                    16,585                  17,343
06/15               16,666                    17,497                  18,167
12/15               15,931                    16,785                  16,577
06/16               16,329                    17,252                  16,945
12/16               21,579                    22,859                  20,110
06/17               21,713                    23,053                  21,113
12/17               23,402                    24,925                  23,055
06/18               25,295                    27,035                  24,821

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through June 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

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                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
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FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             151             1              0            0
01/01/14 - 12/31/14              93             1              0            0
01/01/15 - 12/31/15             112             0              0            0
01/01/16 - 12/31/16             133             0              0            0
01/01/17 - 12/31/17             180             0              0            0
01/01/18 - 06/30/18              95             0              0            0

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                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
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FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              98             2              0            0
01/01/14 - 12/31/14             158             0              0            0
01/01/15 - 12/31/15             140             0              0            0
01/01/16 - 12/31/16             119             0              0            0
01/01/17 - 12/31/17              71             0              0            0
01/01/18 - 06/30/18              30             0              0            0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

The First Trust Morningstar Dividend Leaders Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend Leaders Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The objective of the Index is to offer investors a benchmark for dividend portfolios as well as a means to invest in a portfolio of stocks that have a consistent record of growing dividends as well as the ability to sustain them. The Index consists of the top 100 stocks, based on dividend yield, in the Morningstar(R) US Market Index that have been selected through the application of Morningstar, Inc.'s proprietary multi-step screening process. The Index is rebalanced annually in June. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was March 15, 2006.

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PERFORMANCE
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                                                                    AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                              6 Months   1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                               Ended      Ended     Ended     Ended      (3/9/06)     Ended     Ended      (3/9/06)
                                              6/30/18    6/30/18   6/30/18   6/30/18    to 6/30/18   6/30/18   6/30/18    to 6/30/18
FUND PERFORMANCE
NAV                                            -3.32%     5.15%    10.30%     11.00%      6.89%      63.25%    183.98%     127.04%
Market Value                                   -3.11%     5.40%    10.39%     11.04%      6.91%      63.92%    184.99%     127.68%

INDEX PERFORMANCE
Morningstar(R) Dividend Leaders
   Index(SM)                                   -3.07%     5.68%    10.85%     11.58%      7.42%      67.38%    199.06%     141.32%
S&P 500(R) Index                                2.65%    14.37%    13.42%     10.17%      8.63%      87.70%    163.40%     177.00%
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(See Notes to Fund Performance Overview on page 20.)

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                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Staples                             23.20%
Energy                                       16.39
Utilities                                    14.37
Telecommunication Services                   14.36
Health Care                                  12.43
Information Technology                        6.91
Consumer Discretionary                        6.20
Financials                                    3.58
Materials                                     1.37
Industrials                                   1.13
Real Estate                                   0.06
                                            -------
   Total                                    100.00%
                                            =======

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                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Exxon Mobil Corp.                             9.16%
AT&T, Inc.                                    7.73
Verizon Communications, Inc.                  6.63
Chevron Corp.                                 5.74
Pfizer, Inc.                                  5.19
Procter & Gamble (The) Co.                    4.95
Philip Morris International, Inc.             4.57
Coca-Cola (The) Co.                           3.94
PepsiCo, Inc.                                 3.71
AbbVie, Inc.                                  3.53
                                            -------
   Total                                     55.15%
                                            =======

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Morningstar(R) is a service mark of Morningstar, Inc. and has been licensed for use by First Trust on behalf of the Fund. The Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL) (CONTINUED)

               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    DECEMBER 31, 2007 - JUNE 30, 2018

            First Trust Morningstar       Morningstar(R)
               Dividend Leaders              Dividend           S&P 500(R)
                  Index Fund             Leaders Index(SM)        Index
12/07               $10,000                   $10,000            $10,000
06/08                 7,408                     7,423              8,807
12/08                 6,829                     6,865              6,300
06/09                 6,449                     6,501              6,499
12/09                 7,801                     7,881              7,966
06/10                 7,448                     7,541              7,436
12/10                 9,053                     9,195              9,166
06/11                 9,761                     9,941              9,717
12/11                10,360                    10,577              9,358
06/12                11,217                    11,491             10,246
12/12                11,307                    11,609             10,856
06/13                12,885                    13,266             12,356
12/13                13,876                    14,322             14,371
06/14                15,304                    15,842             15,397
12/14                15,674                    16,263             16,339
06/15                15,199                    15,804             16,540
12/15                16,102                    16,779             16,565
06/16                18,472                    19,306             17,201
12/16                19,438                    20,358             18,549
06/17                20,006                    21,009             20,284
12/17                21,759                    22,906             22,603
06/18                21,037                    22,203             23,205

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through June 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             171             0              0            0
01/01/14 - 12/31/14             190             0              0            0
01/01/15 - 12/31/15             151             0              0            0
01/01/16 - 12/31/16             161             0              0            0
01/01/17 - 12/31/17             131             0              0            0
01/01/18 - 06/30/18              43             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              81             0              0            0
01/01/14 - 12/31/14              62             0              0            0
01/01/15 - 12/31/15             101             0              0            0
01/01/16 - 12/31/16              91             0              0            0
01/01/17 - 12/31/17             120             0              0            0
01/01/18 - 06/30/18              82             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

The First Trust US Equity Opportunities ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX(R)-100 U.S. Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is an applied market-cap weighted price index measuring the performance of the top U.S. companies ranked quarterly by market capitalization in the IPOX(R) U.S. Composite Index, a sub-index of the IPOX(R) Global Composite Index. The Index utilizes a 10% capping on all constituents and includes the 100 largest public offerings ("IPOs") in the IPOX(R) U.S. Composite Index, adjusted for liquidity. In general, eligible constituents are added on the sixth day of trading and remain eligible to be included in the Index for approximately four years. The Index includes the securities of small, mid and large companies. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was April 13, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                              6 Months   1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                               Ended      Ended     Ended     Ended     (4/12/06)     Ended     Ended     (4/12/06)
                                              6/30/18    6/30/18   6/30/18   6/30/18    to 6/30/18   6/30/18   6/30/18    to 6/30/18
FUND PERFORMANCE
NAV                                            5.23%     20.70%    15.62%     12.87%      11.91%     106.58%   235.61%     295.49%
Market Value                                   5.23%     20.82%    15.63%     12.88%      11.92%     106.75%   235.75%     295.83%

INDEX PERFORMANCE
IPOX(R)-100 U.S. Index                         5.45%     21.27%    16.26%     13.54%      12.57%     112.40%   255.91%     325.00%
S&P 500(R) Index                               2.65%     14.37%    13.42%     10.17%       8.58%      87.70%   163.40%     173.21%
Russell 3000(R) Index                          3.22%     14.78%    13.29%     10.23%       8.60%      86.66%   164.83%     174.04%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       38.60%
Health Care                                  15.55
Consumer Discretionary                       13.79
Consumer Staples                             10.70
Industrials                                   7.93
Financials                                    6.65
Materials                                     1.88
Real Estate                                   1.64
Utilities                                     1.29
Energy                                        1.20
Telecommunication Services                    0.77
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
PayPal Holdings, Inc.                         8.35%
Kraft Heinz (The) Co.                         5.84
AbbVie, Inc.                                  4.81
Shire PLC, ADR                                4.34
Fiat Chrysler Automobiles N.V.                3.11
Twitter, Inc.                                 2.78
Stryker Corp.                                 2.57
Tyson Foods, Inc., Class A                    2.32
Fortive Corp.                                 2.31
Synchrony Financial                           2.24
                                            -------
   Total                                     38.67%
                                            =======

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by IPOX(R). IPOX(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX) (CONTINUED)

                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            DECEMBER 31, 2007 - JUNE 30, 2018

               First Trust
                US Equity            IPOX(R)-100        S&P 500(R)        Russell 3000(R)
            Opportunities ETF        U.S. Index           Index                Index
12/07            $10,000               $10,000           $10,000              $10,000
06/08              9,270                 9,297             8,808                8,895
12/08              5,612                 5,641             6,300                6,269
06/09              6,362                 6,422             6,499                6,532
12/09              8,134                 8,234             7,966                8,045
06/10              7,652                 7,770             7,435                7,558
12/10              9,621                 9,805             9,165                9,407
06/11             10,573                10,813             9,717               10,004
12/11              9,919                10,176             9,358                9,503
06/12             11,262                11,588            10,246               10,389
12/12             12,896                13,307            10,856               11,063
06/13             15,061                15,580            12,356               12,618
12/13             19,084                19,812            14,371               14,774
06/14             20,345                21,189            15,397               15,799
12/14             21,356                22,308            16,339               16,628
06/15             23,201                24,307            16,540               16,951
12/15             21,823                22,931            16,565               16,709
06/16             21,681                22,835            17,200               17,314
12/16             23,285                24,591            18,551               18,842
06/17             25,774                27,286            20,284               20,525
12/17             29,563                31,379            22,600               22,824
06/18             31,109                33,089            23,199               23,559

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through June 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             220             0              0            0
01/01/14 - 12/31/14             158             0              0            0
01/01/15 - 12/31/15             172             0              0            0
01/01/16 - 12/31/16             118             0              0            0
01/01/17 - 12/31/17             179             0              0            0
01/01/18 - 06/30/18             102             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              32             0              0            0
01/01/14 - 12/31/14              94             0              0            0
01/01/15 - 12/31/15              80             0              0            0
01/01/16 - 12/31/16             134             0              0            0
01/01/17 - 12/31/17              72             0              0            0
01/01/18 - 06/30/18              23             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

The First Trust NYSE Arca Biotechnology Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NYSE Arca Biotechnology Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is an equal-dollar weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology and genomics. This Index is rebalanced quarterly based on closing prices on the third Friday in January, April, July and October to ensure that each component stock continues to represent approximately equal weight in the Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                              6 Months   1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                               Ended      Ended     Ended     Ended     (6/19/06)     Ended     Ended     (6/19/06)
                                              6/30/18    6/30/18   6/30/18   6/30/18    to 6/30/18   6/30/18   6/30/18    to 6/30/18
FUND PERFORMANCE
NAV                                            12.48%    22.89%    19.27%     20.06%      17.69%     141.32%   522.08%     609.78%
Market Value                                   12.48%    22.93%    19.25%     20.06%      17.69%     141.20%   522.08%     609.78%

INDEX PERFORMANCE
NYSE Arca Biotechnology Index(SM)              12.71%    23.47%    19.77%     20.67%      18.32%     146.43%   554.74%     656.66%
S&P Composite 1500(R) Health Care
   Index                                        3.28%     8.60%    14.38%     13.20%      11.39%     95.77%    245.66%     266.15%
NASDAQ(R) Biotechnology Index                   3.14%     6.91%    14.16%     16.18%      14.22%     93.89%    347.93%     395.19%
S&P 500(R) Index                                2.65%    14.37%    13.42%     10.17%       9.03%     87.70%    163.40%     182.80%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                          % OF TOTAL
INDUSTRY CLASSIFICATION              LONG-TERM INVESTMENTS
-----------------------------------------------------------
Biotechnology                                81.21%
Life Sciences Tools & Services               16.98
Pharmaceuticals                               1.81
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Ultragenyx Pharmaceutical, Inc.               4.54%
FibroGen, Inc.                                4.32
Seattle Genetics, Inc.                        4.28
Neurocrine Biosciences, Inc.                  3.96
Intercept Pharmaceuticals, Inc.               3.91
Alexion Pharmaceuticals, Inc.                 3.69
BioMarin Pharmaceutical, Inc.                 3.67
Illumina, Inc.                                3.65
Biogen, Inc.                                  3.53
QIAGEN N.V.                                   3.53
                                            -------
   Total                                     39.08%
                                            =======

-----------------------------
The NYSE Arca Biotechnology Index(SM) is a trademark of NYSE Group, Inc. or its affiliates ("NYSE Group, Inc.") and is licensed for use by First Trust. The Fund is not sponsored or endorsed by NYSE Group, Inc. NYSE Group, Inc. makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT) (CONTINUED)

                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                       DECEMBER 31, 2007 - JUNE 30, 2018

             First Trust NYSE           NYSE Arca            NASDAQ(R)                            S&P Composite
            Arca Biotechnology        Biotechnology        Biotechnology        S&P 500(R)        1500(R) Health
                Index Fund              Index(SM)              Index              Index             Care Index
12/07            $10,000                 $10,000                $10,000          $10,000             $10,000
06/08              9,349                   9,380                  9,506            8,808               8,760
12/08              8,167                   8,228                  8,744            6,300               7,624
06/09              8,784                   8,864                  8,993            6,499               7,696
12/09             11,831                  11,979                 10,129            7,967               9,207
06/10             12,805                  13,008                  9,614            7,437               8,539
12/10             16,196                  16,499                 11,674            9,168               9,687
06/11             18,174                  18,571                 13,348            9,720              11,062
12/11             13,547                  13,876                 13,084            9,361              10,839
06/12             18,177                  18,678                 16,331           10,249              12,084
12/12             19,089                  19,668                 17,309           10,859              12,828
06/13             24,096                  24,882                 21,961           12,360              15,472
12/13             28,653                  29,659                 28,727           14,376              18,240
06/14             34,126                  35,362                 32,608           15,402              20,100
12/14             42,303                  43,870                 38,610           16,345              22,761
06/15             51,474                  53,469                 47,024           16,546              25,083
12/15             46,939                  48,865                 43,153           16,571              24,448
06/16             37,166                  38,809                 32,904           17,207              24,590
12/16             37,739                  41,267                 33,935           18,554              23,947
06/17             47,317                  51,868                 39,814           20,287              27,891
12/17             51,699                  56,821                 41,266           22,604              29,327
06/18             58,151                  61,417                 42,557           23,203              30,289

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through June 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             204             0              0            0
01/01/14 - 12/31/14             183             0              0            0
01/01/15 - 12/31/15             159             0              0            0
01/01/16 - 12/31/16             129             1              0            0
01/01/17 - 12/31/17             136             0              0            0
01/01/18 - 06/30/18              88             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              48             0              0            0
01/01/14 - 12/31/14              69             0              0            0
01/01/15 - 12/31/15              93             0              0            0
01/01/16 - 12/31/16             122             0              0            0
01/01/17 - 12/31/17             115             0              0            0
01/01/18 - 06/30/18              37             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

The First Trust Dow Jones Internet Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Internet Composite Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index represents companies that generate the majority of their revenues via the Internet. The Index is designed to include only companies whose primary focus is Internet-related. To be eligible for inclusion in the Index, a company must generate at least 50% of its revenue from Internet commerce or services. Internet commerce companies are defined as those that derive the majority of their revenues from providing goods and services through an open network, whereas Internet services companies are defined as those that derive the majority of their revenues from providing access to the Internet or providing services to people using the Internet. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                              6 Months   1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                               Ended      Ended     Ended     Ended     (6/19/06)     Ended     Ended     (6/19/06)
                                              6/30/18    6/30/18   6/30/18   6/30/18    to 6/30/18   6/30/18   6/30/18    to 6/30/18
FUND PERFORMANCE
NAV                                            25.35%    45.31%    24.86%     19.96%      17.43%     203.46%   516.98%     591.23%
Market Value                                   25.49%    45.52%    24.88%     19.97%      17.45%     203.68%   517.56%     592.18%

INDEX PERFORMANCE
Dow Jones Internet Composite
   Index(SM)                                   25.66%    46.04%    25.49%     20.60%      18.06%     211.15%   550.71%     637.09%
S&P 500(R) Index                                2.65%    14.37%    13.42%     10.17%       9.03%      87.70%   163.40%     182.80%
S&P Composite 1500(R) Information
   Technology Index                            10.54%    30.13%    21.47%     14.51%      13.34%     164.46%   287.68%     351.19%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       68.61%
Consumer Discretionary                       21.51
Financials                                    5.61
Telecommunication Services                    2.37
Health Care                                   1.90
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Amazon.com, Inc.                             10.11%
Facebook, Inc., Class A                       8.71
Netflix, Inc.                                 6.43
Alphabet, Inc., Class C                       4.98
salesforce.com, Inc.                          4.97
Alphabet, Inc., Class A                       4.96
PayPal Holdings, Inc.                         4.81
Twitter, Inc.                                 3.36
eBay, Inc.                                    3.23
E*TRADE Financial Corp.                       2.42
                                            -------
   Total                                     53.98%
                                            =======

-----------------------------
Dow Jones and Dow Jones Internet Composite Index(SM) are products of S&P Dow Jones Indices ("SPDJI") and have been licensed for use by First Trust. The Fund, based on the Dow Jones Internet Composite Index(SM), is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones Trademark Holdings LLC ("Dow Jones") or their respective affiliates and SPDJI, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN) (CONTINUED)

                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  DECEMBER 31, 2007 - JUNE 30, 2018

               First Trust                Dow Jones                             S&P Composite 1500 (R)
            Dow Jones Internet        Internet Composite        S&P 500(R)      Information Technology
                Index Fund                Index(SM)               Index                 Index
12/07            $10,000                   $10,000               $10,000               $10,000
06/08              8,930                     8,953                 8,808                 8,711
12/08              5,598                     5,623                 6,300                 5,710
06/09              7,472                     7,528                 6,499                 7,115
12/09             10,033                    10,137                 7,966                 9,195
06/10              9,549                     9,660                 7,436                 8,274
12/10             13,708                    13,913                 9,166                10,310
06/11             14,496                    14,749                 9,718                10,564
12/11             12,920                    13,201                 9,359                10,426
06/12             14,141                    14,493                10,247                11,752
12/12             15,614                    16,058                10,857                11,964
06/13             18,156                    18,724                12,357                12,769
12/13             23,951                    24,787                14,372                15,433
06/14             23,836                    24,711                15,398                16,737
12/14             24,532                    25,479                16,340                18,357
06/15             26,885                    27,999                16,541                18,596
12/15             29,872                    31,186                16,566                19,384
06/16             28,862                    30,207                17,202                19,396
12/16             31,936                    33,509                18,547                22,251
06/17             37,914                    39,889                20,279                25,949
12/17             43,950                    46,359                22,595                30,547
06/18             55,099                    58,255                23,202                33,767

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through June 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             200             0              0            0
01/01/14 - 12/31/14             148             0              0            0
01/01/15 - 12/31/15             201             0              0            0
01/01/16 - 12/31/16             124             0              0            0
01/01/17 - 12/31/17             129             0              0            0
01/01/18 - 06/30/18              68             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              52             0              0            0
01/01/14 - 12/31/14             104             0              0            0
01/01/15 - 12/31/15              51             0              0            0
01/01/16 - 12/31/16             128             0              0            0
01/01/17 - 12/31/17             122             0              0            0
01/01/18 - 06/30/18              57             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

The First Trust Capital Strength ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called The Capital Strength Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. In constructing the Index, NASDAQ begins with the largest 500 U.S. companies included in the NASDAQ US Benchmark Index and excludes (i) companies with less than $1 billion in cash and short term investments; (ii) companies with long-term debt divided by the market capitalization greater than 30%; and (iii) companies with return on equity less than 15%. NASDAQ then ranks all remaining stocks in the universe by one-year and three-month daily volatility (one-year and three-month daily volatility factors are equally weighted), and selects the top 50 companies with the lowest combined volatility score, subject to a maximum weight of 30% from any one of the ten Industry Classification Benchmark industries. The stocks in the Index are equally weighted initially and on each quarterly reconstituting and rebalancing effective date. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was July 11, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                              6 Months   1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                               Ended      Ended     Ended     Ended      (7/6/06)     Ended     Ended      (7/6/06)
                                              6/30/18    6/30/18   6/30/18   6/30/18    to 6/30/18   6/30/18   6/30/18    to 6/30/18
FUND PERFORMANCE
NAV                                            0.83%     13.48%    13.62%     10.55%      9.81%      89.32%    172.64%     206.82%
Market Value                                   0.68%     13.50%    13.64%     10.55%      9.81%      89.52%    172.76%     206.94%

INDEX PERFORMANCE
The Capital Strength Index(SM)*                1.14%     14.18%    14.37%      N/A         N/A       95.71%      N/A         N/A
S&P 500(R) Index                               2.65%     14.37%    13.42%     10.17%      8.81%      87.70%    163.40%     174.98%
------------------------------------------------------------------------------------------------------------------------------------

* On June 4, 2013, the Fund's underlying index changed from the Credit Suisse U.S. Value Index, Powered by HOLT(TM) to The Capital Strength Index(SM). On June 18, 2010, the Fund's underlying index changed from the Deutsche Bank CROCI(R) US+ Index(TM) to the Credit Suisse U.S. Value Index, Powered by HOLT(TM). Since the Fund's current underlying index had an inception date of March 20, 2013, it was not in existence for some of the periods disclosed.

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                  24.35%
Information Technology                       16.34
Financials                                   15.88
Consumer Discretionary                       14.63
Health Care                                  12.61
Consumer Staples                             10.25
Energy                                        4.05
Materials                                     1.89
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
WellCare Health Plans, Inc.                   2.44%
NIKE, Inc., Class B                           2.41
TJX (The) Cos., Inc.                          2.30
Expeditors International of Washington,
   Inc.                                       2.27
Apple, Inc.                                   2.23
Mastercard, Inc., Class A                     2.21
Home Depot (The), Inc.                        2.19
Costco Wholesale Corp.                        2.15
Ingersoll-Rand PLC                            2.14
T. Rowe Price Group, Inc.                     2.13
                                            -------
   Total                                     22.47%
                                            =======

-----------------------------
NASDAQ(R) and the Capital Strength Index(SM) are trademarks (the "Marks") of Nasdaq, Inc. (collectively with its affiliates, "NASDAQ"). The Marks are licensed for use by First Trust. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. The Fund should not be construed in any way as investment advice by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH ETF (FTCS) (CONTINUED)

         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
              DECEMBER 31, 2007 - JUNE 30, 2018

            First Trust Capital        S&P 500(R)
               Strength ETF              Index
12/07             $10,000               $10,000
06/08               9,216                 8,809
12/08               6,278                 6,300
06/09               7,076                 6,499
12/09               8,751                 7,967
06/10               8,091                 7,437
12/10               9,979                 9,168
06/11              10,764                 9,720
12/11               9,685                 9,361
06/12              10,211                10,249
12/12              11,375                10,859
06/13              13,269                12,360
12/13              15,458                14,376
06/14              16,321                15,402
12/14              17,849                16,345
06/15              17,819                16,546
12/15              18,143                16,571
06/16              19,112                17,207
12/16              19,699                18,553
06/17              22,140                20,286
12/17              24,916                22,603
06/18              25,123                23,202

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through June 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             134             0              0            0
01/01/14 - 12/31/14             108             9              0            0
01/01/15 - 12/31/15             190             2              0            0
01/01/16 - 12/31/16             194             0              0            0
01/01/17 - 12/31/17             197             0              0            0
01/01/18 - 06/30/18              83             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             117             1              0            0
01/01/14 - 12/31/14             131             4              0            0
01/01/15 - 12/31/15              57             3              0            0
01/01/16 - 12/31/16              58             0              0            0
01/01/17 - 12/31/17              54             0              0            0
01/01/18 - 06/30/18              42             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

The First Trust Value Line(R) Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is a modified equal-dollar weighted index comprised of U.S. exchange-listed securities of companies that pay above-average dividends and have potential for capital appreciation. The Index is designed to objectively identify and select those stocks from the universe of stocks which Value Line Publishing LLC gives a Safety(TM) Ranking of #1 or #2 in the Value Line(R) Safety(TM) Ranking System and have the potential to pay above-average dividends and achieve capital appreciation. The Index is rebalanced on a monthly basis. The Fund's shares are listed for trading on the NYSE Arca.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL TOTAL RETURNS       CUMULATIVE TOTAL RETURNS
                                              6 Months   1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                               Ended      Ended     Ended     Ended     (8/19/03)     Ended     Ended     (8/19/03)
                                              6/30/18    6/30/18   6/30/18   6/30/18    to 6/30/18   6/30/18   6/30/18    to 6/30/18
FUND PERFORMANCE
NAV                                            -0.78%     5.85%    11.80%     10.89%      9.69%      74.65%    181.18%     295.54%
Market Value                                   -0.78%     5.89%    11.81%     10.90%      9.70%      74.76%    181.37%     295.80%

INDEX PERFORMANCE
Value Line(R) Dividend Index*                  -0.39%     6.64%    12.69%     11.78%       N/A       81.73%    204.44%       N/A
S&P 500(R) Index                                2.65%    14.37%    13.42%     10.17%      9.16%      87.70%    163.40%     268.15%
Dow Jones U.S. Select Dividend
   Index(SM)*                                   1.02%     9.93%    12.84%     11.60%       N/A       82.97%    199.75%       N/A
------------------------------------------------------------------------------------------------------------------------------------

      On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) Dividend Fund (the "Predecessor FVD Fund," a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at net asset value ("NAV") include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (December 15, 2006) through period end (June 30, 2018) were 144.54% and 145.87% at NAV and Market Value, respectively. That compares to an Index return of 167.72% for the same period. The average annual total returns for the period from the reorganization date (December 15, 2006) through period end (June 30, 2018) were 8.06% and 8.11% at NAV and Market Value, respectively. That compares to an Index return of 8.90% for the same period.

      NAV and Market Value returns assume that all distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to December 15, 2006, NAV and Market Value returns assumed that all distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVD Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE MKT) closing market price of the Predecessor FVD Fund.

      * Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Utilities                                    20.75%
Financials                                   17.92
Industrials                                  14.91
Consumer Staples                             13.39
Consumer Discretionary                        7.68
Health Care                                   6.61
Information Technology                        6.18
Real Estate                                   4.15
Materials                                     3.65
Energy                                        3.18
Telecommunication Services                    1.58
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
McCormick & Co., Inc.                         0.56%
Infosys Ltd., ADR                             0.54
Exxon Mobil Corp.                             0.54
Maxar Technologies Ltd.                       0.54
Chevron Corp.                                 0.53
Anheuser-Busch InBev S.A/N.V., ADR            0.53
FNF Group                                     0.53
MGE Energy, Inc.                              0.53
Royal Dutch Shell PLC, Class B, ADR           0.53
Wells Fargo & Co.                             0.53
                                            -------
   Total                                      5.36%
                                            =======

-----------------------------
Value Line(R) and Safety(TM) are trademarks of Value Line, Inc. that are licensed to First Trust. The Fund is not sponsored, recommended, sold, or promoted by Value Line Publishing LLC, Value Line, Inc. or any of their affiliates.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD) (CONTINUED)

                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                 DECEMBER 31, 2007 - JUNE 30, 2018

                First Trust
               Value Line(R)           Value Line(R)         S&P 500(R)        Dow Jones U.S. Select
            Dividend Index Fund        Dividend Index          Index            Dividend Index(SM)
12/07             $10,000                 $10,000             $10,000                 $10,000
06/08               9,026                   9,055               8,809                   7,860
12/08               7,583                   7,636               6,301                   6,903
06/09               7,492                   7,567               6,500                   6,037
12/09               9,068                   9,202               7,967                   7,671
06/10               8,807                   8,968               7,437                   7,572
12/10              10,526                  10,765               9,168                   9,076
06/11              11,382                  11,688               9,720                   9,837
12/11              11,477                  11,829               9,361                  10,203
06/12              12,204                  12,639              10,249                  10,870
12/12              12,760                  13,258              10,859                  11,309
06/13              14,532                  15,166              12,360                  12,876
12/13              16,150                  16,916              14,376                  14,596
06/14              17,527                  18,442              15,402                  16,036
12/14              18,726                  19,779              16,345                  16,838
06/15              18,336                  19,443              16,546                  16,237
12/15              18,959                  20,193              16,571                  16,563
06/16              21,628                  23,137              17,207                  19,139
12/16              22,740                  24,419              18,553                  20,205
06/17              23,977                  25,848              20,286                  21,435
12/17              25,579                  27,673              22,603                  23,323
06/18              25,379                  27,565              23,202                  23,561

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through June 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             238             0              0            0
01/01/14 - 12/31/14             223             0              0            0
01/01/15 - 12/31/15             179             0              0            0
01/01/16 - 12/31/16             182             0              0            0
01/01/17 - 12/31/17             185             0              0            0
01/01/18 - 06/30/18              61             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              14             0              0            0
01/01/14 - 12/31/14              29             0              0            0
01/01/15 - 12/31/15              73             0              0            0
01/01/16 - 12/31/16              70             0              0            0
01/01/17 - 12/31/17              66             0              0            0
01/01/18 - 06/30/18              64             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

The First Trust Value Line(R) 100 Exchange-Traded Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) 100 Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is an equal-dollar weighted index that is designed to objectively identify and select 100 stocks from the universe of stocks to which Value Line Publishing LLC assigns a #1 ranking in the Value Line(R) Timeliness(TM) Ranking System (the "Ranking System"). At any one time only 100 stocks are assigned a #1 ranking in the Ranking System. The Fund's shares are listed for trading on the NYSE Arca.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                              6 Months   1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                               Ended      Ended     Ended     Ended     (6/12/03)     Ended     Ended     (6/12/03)
                                              6/30/18    6/30/18   6/30/18   6/30/18    to 6/30/18   6/30/18   6/30/18    to 6/30/18
FUND PERFORMANCE
NAV                                            -1.60%     8.37%     9.12%      3.90%      5.85%      54.68%     46.60%     135.48%
Market Value                                   -1.64%     8.37%     9.16%      3.90%      5.85%      54.99%     46.60%     135.48%

INDEX PERFORMANCE
Value Line(R) 100 Index*                       -1.20%     9.20%    10.17%      4.88%       N/A       62.29%     61.02%       N/A
Russell 3000(R) Index                           3.22%    14.78%    13.29%     10.23%      9.41%      86.66%    164.83%     287.02%
------------------------------------------------------------------------------------------------------------------------------------

      On June 15, 2007, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund," a closed-end fund), which had an inception date of June 12, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVL Fund. The inception date of the Index was January 16, 2007. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (June 15, 2007) through period end (June 30, 2018) were 42.94% and 42.94% at NAV and Market Value, respectively. That compares to an Index return of 57.64% for that same period. The average annual total returns for the period from the reorganization date (June 15, 2007) through period end (June 30, 2018) were 3.29% and 3.29% at NAV and Market Value, respectively. That compares to an Index return of 4.21% for the same period.

      NAV and Market Value returns assume that all distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to June 15, 2007, NAV and Market Value returns assumed that all distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVL Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE MKT) closing market price of the Predecessor FVL Fund.

      * Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       22.20%
Materials                                    21.67
Consumer Discretionary                       21.02
Industrials                                  13.93
Financials                                    7.27
Health Care                                   5.28
Consumer Staples                              3.16
Energy                                        2.14
Real Estate                                   1.15
Telecommunication Services                    1.12
Utilities                                     1.06
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Insight Enterprises, Inc.                     1.43%
Zebra Technologies Corp., Class A             1.33
Micron Technology, Inc.                       1.30
Post Holdings, Inc.                           1.24
Gray Television, Inc.                         1.21
Microchip Technology, Inc.                    1.20
Rayonier Advanced Materials, Inc.             1.20
Ferro Corp.                                   1.16
Boise Cascade Co.                             1.16
ACCO Brands Corp.                             1.16
                                            -------
   Total                                     12.39%
                                            =======

-----------------------------
Value Line(R) and Timeliness(TM) are trademarks of Value Line, Inc. that are licensed to First Trust. The Fund is not sponsored, recommended, sold, or promoted by Value Line Publishing LLC, Value Line, Inc. or any of their affiliates.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL) (CONTINUED)

                           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                DECEMBER 31, 2007 - JUNE 30, 2018

            First Trust Value Line(R) 100            Value Line(R) 100            Russell 3000(R)
                Exchange-Traded Fund                       Index                       Index
12/07                  $10,000                            $10,000                     $10,000
06/08                    9,146                              9,148                       8,895
12/08                    5,171                              5,193                       6,269
06/09                    4,970                              5,013                       6,531
12/09                    5,830                              5,910                       8,044
06/10                    5,780                              5,889                       7,557
12/10                    7,550                              7,726                       9,405
06/11                    7,978                              8,224                      10,003
12/11                    6,952                              7,182                       9,502
06/12                    7,146                              7,412                      10,387
12/12                    7,545                              7,856                      11,062
06/13                    8,669                              9,074                      12,617
12/13                   10,521                             11,072                      14,774
06/14                   11,659                             12,326                      15,799
12/14                   11,714                             12,438                      16,629
06/15                   12,024                             12,826                      16,952
12/15                   11,347                             12,150                      16,709
06/16                   11,737                             12,623                      17,314
12/16                   12,496                             13,520                      18,836
06/17                   12,379                             13,482                      20,518
12/17                   13,634                             14,902                      22,816
06/18                   13,408                             14,731                      23,557

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through June 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             100             0              0            0
01/01/14 - 12/31/14             165             0              0            0
01/01/15 - 12/31/15             130             0              0            0
01/01/16 - 12/31/16             140             1              0            0
01/01/17 - 12/31/17             137             1              0            0
01/01/18 - 06/30/18              96             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             152             0              0            0
01/01/14 - 12/31/14              87             0              0            0
01/01/15 - 12/31/15             122             0              0            0
01/01/16 - 12/31/16             111             0              0            0
01/01/17 - 12/31/17             113             0              0            0
01/01/18 - 06/30/18              29             0              0            0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
JUNE 30, 2018 (UNAUDITED)

As a shareholder of First Trust Dow Jones Select MicroCap Index Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust US Equity Opportunities ETF, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index Fund, First Trust Capital Strength ETF, First Trust Value Line(R) Dividend Index Fund or First Trust Value Line(R) 100 Exchange-Traded Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended June 30, 2018.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                        EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING           ENDING         BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE       SIX-MONTH         SIX-MONTH
                                                  JANUARY 1, 2018     JUNE 30, 2018      PERIOD (a)        PERIOD (b)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST DOW JONES SELECT MICROCAP INDEX
   FUND (FDM)
Actual                                               $1,000.00          $1,081.30           0.60%             $3.10
Hypothetical (5% return before expenses)             $1,000.00          $1,021.82           0.60%             $3.01

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX
   FUND (FDL)
Actual                                               $1,000.00          $  966.80           0.45%             $2.19
Hypothetical (5% return before expenses)             $1,000.00          $1,022.56           0.45%             $2.26

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)
Actual                                               $1,000.00          $1,052.30           0.58%             $2.95
Hypothetical (5% return before expenses)             $1,000.00          $1,021.92           0.58%             $2.91

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX
   FUND (FBT)
Actual                                               $1,000.00          $1,124.80           0.56%             $2.95
Hypothetical (5% return before expenses)             $1,000.00          $1,022.02           0.56%             $2.81

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)
Actual                                               $1,000.00          $1,253.50           0.52%             $2.91
Hypothetical (5% return before expenses)             $1,000.00          $1,022.22           0.52%             $2.61

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)
Actual                                               $1,000.00          $1,008.30           0.60%             $2.99
Hypothetical (5% return before expenses)             $1,000.00          $1,021.82           0.60%             $3.01

FIRST TRUST EXCHANGE-TRADED FUND

JUNE 30, 2018 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                        EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING        BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE       SIX-MONTH         SIX-MONTH
                                                  JANUARY 1, 2018     JUNE 30, 2018      PERIOD (a)        PERIOD (b)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
Actual                                               $1,000.00          $  992.20           0.70%             $3.46
Hypothetical (5% return before expenses)             $1,000.00          $1,021.32           0.70%             $3.51

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)
Actual                                               $1,000.00          $  984.00           0.70%             $3.44
Hypothetical (5% return before expenses)             $1,000.00          $1,021.32           0.70%             $3.51


(a) These expense ratios reflect expense caps for certain Funds. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (January 1, 2018 through June 30, 2018), multiplied by 181/365 (to reflect the six-month period).

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 1.3%
      24,296 Astronics Corp. (a)               $      873,927
      11,738 Ducommun, Inc. (a)                       388,411
      12,720 Vectrus, Inc. (a)                        392,030
                                               --------------
                                                    1,654,368
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.1%
      38,595 Radiant Logistics, Inc. (a)              150,906
                                               --------------
             AUTO COMPONENTS -- 2.2%
      21,616 Motorcar Parts of America, Inc. (a)      404,435
      30,657 Stoneridge, Inc. (a)                   1,077,287
       4,197 Strattec Security Corp.                  128,218
      26,355 Superior Industries International,
                Inc.                                  471,755
      23,340 Tower International, Inc.                742,212
                                               --------------
                                                    2,823,907
                                               --------------
             BANKS -- 25.1%
      16,892 Access National Corp.                    483,111
      13,289 Allegiance Bancshares, Inc. (a)          576,078
      15,831 Arrow Financial Corp.                    576,248
      29,506 Atlantic Capital Bancshares,
                Inc. (a)                              579,793
      17,379 Bank of Commerce Holdings                221,582
       6,252 Bank of Marin Bancorp                    505,474
      17,549 Bar Harbor Bankshares                    531,559
      14,933 BCB Bancorp, Inc.                        223,995
      21,083 Bridge Bancorp, Inc.                     757,934
      21,554 Bryn Mawr Bank Corp.                     997,950
      17,641 Camden National Corp.                    806,370
      23,534 Carolina Financial Corp.               1,010,079
      11,694 Central Valley Community Bancorp         247,445
      13,896 Citizens & Northern Corp.                359,351
      10,231 Civista Bancshares, Inc.                 247,999
      16,284 CNB Financial Corp.                      489,497
      43,211 CoBiz Financial, Inc.                    928,172
      25,027 Community Bankers Trust Corp. (a)        223,992
       4,611 Community Financial (The) Corp.          163,045
      33,921 ConnectOne Bancorp, Inc.                 844,633
       9,798 Enterprise Bancorp, Inc.                 396,133
      14,569 Equity Bancshares, Inc.,
                Class A (a)                           604,322
       5,448 Evans Bancorp, Inc. (b)                  251,153
       8,523 Farmers Capital Bank Corp.               444,048
      28,818 Farmers National Banc Corp.              459,647
      25,125 Fidelity Southern Corp.                  638,426
      17,123 Financial Institutions, Inc.             563,347
      12,143 First Bancshares, (The), Inc.            436,541
      15,753 First Bank (b)                           218,967
      16,724 First Community Bancshares, Inc.         532,827
      15,946 First Connecticut Bancorp, Inc.          487,948
      12,777 First Financial Corp.                    579,437
      36,756 First Foundation, Inc. (a)               681,456
      10,607 First Internet Bancorp                   361,699
      10,395 First Mid-Illinois Bancshares, Inc. 408,524 13,684 Franklin Financial Network,
                Inc. (a)                              514,518
      13,122 Great Southern Bancorp, Inc.             750,578
      27,901 Guaranty Bancorp                         831,450


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
      43,236 Heritage Commerce Corp.           $      734,580
      19,416 HomeTrust Bancshares, Inc. (a)           546,560
      41,202 Horizon Bancorp, Inc.                    852,469
       9,900 Howard Bancorp, Inc. (a)                 178,200
      23,495 Independent Bank Corp.                   599,123
       9,958 Investar Holding Corp.                   275,339
      18,810 Mercantile Bank Corp.                    695,218
      18,746 Midland States Bancorp, Inc.             642,238
      10,521 MidWestOne Financial Group, Inc.         355,399
       7,868 Nicolet Bankshares, Inc. (a)             433,605
       8,368 Northeast Bancorp                        182,422
       6,732 Norwood Financial Corp.                  242,487
      12,505 Old Line Bancshares, Inc.                436,550
      33,712 Old Second Bancorp, Inc.                 485,453
       6,910 Parke Bancorp, Inc.                      163,422
      18,872 Peapack-Gladstone Financial Corp.        652,782
       5,315 Penns Woods Bancorp, Inc.                238,006
       5,434 Peoples Bancorp of North Carolina,
                Inc. (b)                              174,051
      22,127 Peoples Bancorp, Inc.                    835,958
      14,706 QCR Holdings, Inc.                       697,800
      10,151 Republic Bancorp, Inc., Class A          459,840
      12,274 Sierra Bancorp                           346,618
       7,896 SmartFinancial, Inc. (a)                 203,401
       7,697 Southern First Bancshares, Inc. (a)      340,207
      27,272 TriState Capital Holdings, Inc. (a)      711,799
      26,170 Triumph Bancorp, Inc. (a)              1,066,428
       8,217 Two River Bancorp                        157,191
                                               --------------
                                                   32,642,474
                                               --------------
             BIOTECHNOLOGY -- 0.6%
      38,901 AMAG Pharmaceuticals, Inc. (a)           758,569
                                               --------------
             BUILDING PRODUCTS -- 2.2%
      18,098 CSW Industrials, Inc. (a)                956,479
      56,636 PGT Innovations, Inc. (a)              1,180,861
      39,750 Quanex Building Products Corp.           713,512
                                               --------------
                                                    2,850,852
                                               --------------
             CAPITAL MARKETS -- 4.2%
      17,209 B. Riley Financial, Inc.                 388,063
       3,698 Diamond Hill Investment Group,
                Inc.                                  719,002
       4,330 GAMCO Investors, Inc., Class A           115,871
      18,361 Hamilton Lane, Inc., Class A             880,777
      17,759 INTL FCStone, Inc. (a)                   918,318
      18,921 Pzena Investment Management,
                Inc., Class A                         174,262
      67,016 Virtu Financial, Inc., Class A         1,779,275
       9,196 Westwood Holdings Group, Inc.            547,530
                                               --------------
                                                    5,523,098
                                               --------------
             CHEMICALS -- 3.2%
      29,785 American Vanguard Corp.                  683,566
       8,290 Core Molding Technologies, Inc.          118,381
      10,776 Hawkins, Inc.                            380,932
      13,705 KMG Chemicals, Inc.                    1,011,155
      23,930 Koppers Holdings, Inc. (a)               917,715


                        See Notes to Financial Statements                Page 23

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CHEMICALS (CONTINUED)
      58,779 Rayonier Advanced Materials, Inc. $    1,004,533
                                               --------------
                                                    4,116,282
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 2.4%
      28,886 Ennis, Inc.                              587,830
      15,128 Heritage-Crystal Clean, Inc. (a)         304,073
      41,806 Hudson Technologies, Inc. (a) (b)         84,030
      41,739 Kimball International, Inc.,
                Class B                               674,502
      25,653 SP Plus Corp. (a)                        954,292
       9,742 VSE Corp.                                465,473
                                               --------------
                                                    3,070,200
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.5%
       9,214 NV5 Global, Inc. (a)                     638,530
                                               --------------
             CONSTRUCTION MATERIALS -- 0.1%
       2,282 United States Lime & Minerals,
                Inc.                                  191,460
                                               --------------
             CONSUMER FINANCE -- 2.0%
      38,391 Enova International, Inc. (a)          1,403,191
      10,784 Regional Management Corp. (a)            377,656
       6,895 World Acceptance Corp. (a)               765,414
                                               --------------
                                                    2,546,261
                                               --------------
             CONTAINERS & PACKAGING -- 0.2%
       7,495 UFP Technologies, Inc. (a)               231,221
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 1.8%
      18,585 American Public Education, Inc. (a)      782,429
      31,000 Bridgepoint Education, Inc. (a)          202,430
      16,802 Carriage Services, Inc.                  412,489
       8,991 Collectors Universe, Inc.                132,527
      43,858 K12, Inc. (a)                            717,955
       8,720 Liberty Tax, Inc.                         70,414
                                               --------------
                                                    2,318,244
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.2%
      10,133 Marlin Business Services Corp.           302,470
                                               --------------
             ELECTRIC UTILITIES -- 0.1%
      13,850 Spark Energy, Inc., Class A              135,038
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.6%
       7,952 Allied Motion Technologies, Inc.         380,742
      15,070 TPI Composites, Inc. (a)                 440,647
                                               --------------
                                                      821,389
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 2.0%
       8,547 Airgain, Inc. (a) (b)                     78,547
      37,417 CTS Corp.                              1,347,012
      30,252 Kimball Electronics, Inc. (a)            553,612
      13,364 Napco Security Technologies,
                Inc. (a)                              195,783
      13,002 PC Connection, Inc.                      431,666
                                               --------------
                                                    2,606,620
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 1.6%
      13,513 CorEnergy Infrastructure Trust,
                Inc.                           $      508,089
      98,563 Independence Realty Trust, Inc.        1,016,184
      21,408 NexPoint Residential Trust, Inc.         609,058
                                               --------------
                                                    2,133,331
                                               --------------
             FOOD PRODUCTS -- 1.5%
      12,087 Farmer Brothers Co. (a)                  369,258
       9,914 John B. Sanfilippo & Son, Inc.           738,097
      31,236 Landec Corp. (a)                         465,417
      13,671 Limoneira Co.                            336,443
                                               --------------
                                                    1,909,215
                                               --------------
             GAS UTILITIES -- 0.2%
       7,774 RGC Resources, Inc.                      226,845
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 1.8%
      41,709 AngioDynamics, Inc. (a)                  927,608
       7,125 FONAR Corp. (a)                          189,169
      34,273 Lantheus Holdings, Inc. (a)              498,672
      47,986 Meridian Bioscience, Inc.                762,977
                                               --------------
                                                    2,378,426
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 1.2%
      34,891 Aceto Corp.                              116,885
       8,480 Addus HomeCare Corp. (a)                 485,480
      17,039 Civitas Solutions, Inc. (a)              279,440
       5,726 Psychemedics Corp.                       110,168
      33,894 RadNet, Inc. (a)                         508,410
                                               --------------
                                                    1,500,383
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.1%
      31,276 Century Casinos, Inc. (a)                273,665
      40,963 Del Taco Restaurants, Inc. (a)           580,855
      24,520 El Pollo Loco Holdings, Inc. (a)         279,528
      17,691 Golden Entertainment, Inc. (a)           477,480
      12,905 Monarch Casino & Resort, Inc. (a)        568,465
       3,320 Nathan's Famous, Inc.                    312,412
      27,106 Potbelly Corp. (a)                       351,023
      10,132 RCI Hospitality Holdings, Inc.           320,678
      32,607 Ruth's Hospitality Group, Inc.           914,627
                                               --------------
                                                    4,078,733
                                               --------------
             HOUSEHOLD DURABLES -- 3.6%
      12,157 AV Homes, Inc. (a)                       260,160
      11,456 Bassett Furniture Industries, Inc.       315,613
      27,008 Century Communities, Inc. (a)            852,102
       8,368 Flexsteel Industries, Inc.               333,883
      17,232 Green Brick Partners, Inc. (a)           168,874
      13,330 Hooker Furniture Corp.                   625,177
     142,804 Hovnanian Enterprises, Inc.,
                Class A (a)                           232,771
      14,010 Lifetime Brands, Inc.                    177,226
      32,379 M/I Homes, Inc. (a)                      857,396
      15,712 New Home (The) Co., Inc. (a)             156,649


Page 24                 See Notes to Financial Statements

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HOUSEHOLD DURABLES (CONTINUED)
      31,607 William Lyon Homes, Class A (a)   $      733,282
                                               --------------
                                                    4,713,133
                                               --------------
             INSURANCE -- 2.4%
      10,695 Baldwin & Lyons, Inc., Class B           260,958
      10,009 EMC Insurance Group, Inc.                278,050
       8,221 Global Indemnity Ltd.                    320,454
      33,325 Greenlight Capital Re, Ltd.,
                Class A (a)                           473,215
       8,573 HCI Group, Inc.                          356,380
      13,905 Health Insurance Innovations, Inc.,
                Class A (a)                           449,827
      26,498 Heritage Insurance Holdings,
                Inc. (b)                              441,722
       1,626 Investors Title Co.                      300,257
      10,396 Kingstone Cos., Inc.                     175,692
                                               --------------
                                                    3,056,555
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 0.3%
      82,156 Meet Group (The), Inc. (a)               368,059
                                               --------------
             IT SERVICES -- 1.8%
      30,329 Hackett Group (The), Inc.                487,387
      39,729 Perficient, Inc. (a)                   1,047,654
      57,756 Unisys Corp. (a)                         745,052
                                               --------------
                                                    2,280,093
                                               --------------
             LEISURE PRODUCTS -- 2.1%
       6,472 Johnson Outdoors, Inc., Class A          547,078
      23,260 Malibu Boats, Inc., Class A (a)          975,524
       8,619 Marine Products Corp.                    153,246
      18,845 MCBC Holdings, Inc. (a)                  545,563
      34,469 Nautilus, Inc. (a)                       541,163
                                               --------------
                                                    2,762,574
                                               --------------
             MACHINERY -- 3.1%
      12,850 Blue Bird Corp. (a)                      287,197
      23,219 Columbus McKinnon Corp.                1,006,776
      30,566 Commercial Vehicle Group, Inc. (a)       224,354
       7,100 Eastern (The) Co.                        199,155
      25,112 Global Brass & Copper Holdings,
                Inc.                                  787,261
       7,054 Hurco Cos., Inc.                         315,667
      12,900 Miller Industries, Inc.                  329,595
       9,907 Park-Ohio Holdings Corp.                 369,531
      37,598 Spartan Motors, Inc.                     567,730
                                               --------------
                                                    4,087,266
                                               --------------
             MEDIA -- 1.2%
      73,145 Entravision Communications
                Corp., Class A                        365,725
      18,541 Hemisphere Media Group, Inc. (a)         242,887
      22,062 Marcus (The) Corp.                       717,015
      18,100 Reading International, Inc.,
                Class A (a)                           288,695
                                               --------------
                                                    1,614,322
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             METALS & MINING -- 0.9%
      17,751 Ryerson Holding Corp. (a)         $      197,924
      30,492 Schnitzer Steel Industries, Inc.,
                Class A                             1,027,580
                                               --------------
                                                    1,225,504
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 3.4%
      31,958 AG Mortgage Investment Trust, Inc.       600,491
     111,392 Anworth Mortgage Asset Corp.             553,618
      65,265 Arbor Realty Trust, Inc. (b)             680,714
      32,409 Ares Commercial Real Estate Corp.        447,568
      16,152 Cherry Hill Mortgage Investment
                Corp.                                 288,475
      60,285 Dynex Capital, Inc.                      393,661
      11,092 Ellington Residential Mortgage
                REIT (b)                              120,903
      18,224 Great Ajax Corp.                         238,370
     127,050 New York Mortgage Trust, Inc. (b)        763,570
      17,768 Sutherland Asset Management
                Corp.                                 288,730
                                               --------------
                                                    4,376,100
                                               --------------
             MULTI-UTILITIES -- 0.7%
      16,842 Unitil Corp.                             859,616
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 0.9%
       6,424 REX American Resources Corp. (a)         520,151
      40,120 SandRidge Energy, Inc. (a)               711,729
                                               --------------
                                                    1,231,880
                                               --------------
             PAPER & FOREST PRODUCTS -- 0.7%
      54,654 Mercer International, Inc.               956,445
                                               --------------
             PERSONAL PRODUCTS -- 1.6%
      12,029 Medifast, Inc.                         1,926,565
       7,219 Natural Health Trends Corp. (b)          180,619
                                               --------------
                                                    2,107,184
                                               --------------
             PHARMACEUTICALS -- 1.2%
      34,463 Lannett Co., Inc. (a) (b)                468,697
      22,448 Phibro Animal Health Corp.,
                Class A                             1,033,731
     112,975 VIVUS, Inc. (a)                           79,647
                                               --------------
                                                    1,582,075
                                               --------------
             PROFESSIONAL SERVICES -- 2.6%
       9,217 BG Staffing, Inc.                        214,295
       9,156 CRA International, Inc.                  465,949
      18,692 GP Strategies Corp. (a)                  328,979
      21,445 Heidrick & Struggles International,
                Inc.                                  750,575
      51,469 InnerWorkings, Inc. (a)                  447,266
      26,338 Kforce, Inc.                             903,393
       8,638 Willdan Group, Inc. (a)                  267,519
                                               --------------
                                                    3,377,976
                                               --------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 1.3%
      12,673 Altisource Portfolio Solutions
                S.A. (a) (b)                          369,671


                        See Notes to Financial Statements                Page 25

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT (CONTINUED)
       6,341 Consolidated-Tomoka Land Co.      $      390,035
      11,882 Forestar Group, Inc. (a) (b)             246,552
       8,082 RMR Group (The), Inc., Class A           634,033
                                               --------------
                                                    1,640,291
                                               --------------
             ROAD & RAIL -- 1.4%
      29,060 ArcBest Corp.                          1,328,042
      13,763 Covenant Transportation Group,
                Inc., Class A (a)                     433,534
                                               --------------
                                                    1,761,576
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.2%
      22,190 Alpha & Omega Semiconductor
                Ltd. (a)                              315,986
      36,430 Axcelis Technologies, Inc. (a)           721,314
      32,636 Cohu, Inc.                               799,908
      20,650 Ichor Holdings Ltd. (a)                  438,193
      27,075 Nanometrics, Inc. (a)                    958,726
      62,233 Xcerra Corp. (a)                         869,395
                                               --------------
                                                    4,103,522
                                               --------------
             SPECIALTY RETAIL -- 1.4%
      64,345 Barnes & Noble, Inc.                     408,591
      15,585 Citi Trends, Inc.                        427,652
      19,717 Container Store Group (The),
                Inc. (a)                              165,820
      21,883 Haverty Furniture Cos., Inc.             472,673
      13,389 J. Jill, Inc. (a)                        125,053
      16,146 Tilly's, Inc., Class A                   244,612
                                               --------------
                                                    1,844,401
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 1.0%
      11,852 Culp, Inc.                               290,966
      14,381 Perry Ellis International, Inc. (a)      390,732
      19,324 Unifi, Inc. (a)                          612,571
                                               --------------
                                                    1,294,269
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 6.0%
       9,716 BSB Bancorp, Inc. (a)                    334,231
      16,127 Charter Financial Corp.                  389,467
       7,806 Entegra Financial Corp. (a)              228,716
      10,336 Federal Agricultural Mortgage
                Corp., Class C                        924,865
      11,556 First Defiance Financial Corp.           774,945
       7,900 Home Bancorp, Inc.                       367,745
      30,571 HomeStreet, Inc. (a)                     823,889
      16,386 Impac Mortgage Holdings,
                Inc. (a) (b)                          156,159
      66,136 NMI Holdings, Inc., Class A (a)        1,078,017
      25,310 PennyMac Financial Services, Inc.,
                Class A (a)                           497,342
      23,785 Riverview Bancorp, Inc.                  200,745
       8,358 Southern Missouri Bancorp, Inc.          326,129
       6,954 Timberland Bancorp, Inc.                 259,662


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE
                (CONTINUED)
      56,564 United Community Financial Corp.  $      621,638
      31,563 Waterstone Financial, Inc.               538,149
      30,539 Western New England Bancorp,
                Inc.                                  335,929
                                               --------------
                                                    7,857,628
                                               --------------
             WATER UTILITIES -- 0.9%
       9,461 Artesian Resources Corp., Class A        366,803
      18,539 Middlesex Water Co.                      781,790
                                               --------------
                                                    1,148,593
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%         129,857,884
             (Cost $112,176,095)               --------------

             MONEY MARKET FUNDS -- 0.2%
     207,980 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.90% (c) (d)                         207,980
             (Cost $207,980)                   --------------

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 2.1%
$  2,062,510 BNP Paribas S.A., 2.10% (c),
                dated 06/29/18, due 07/02/18,
                with a maturity value
                of $2,062,871. Collateralized
                by U.S. Treasury Note, interest
                rate of 2.750%, due 02/15/19.
                The value of the collateral
                including accrued interest is
                $2,125,694. (d)                     2,062,510
     659,417 JPMorgan Chase & Co., 2.05% (c),
                dated 06/29/18, due 07/02/18,
                with a maturity value of
                $659,530. Collateralized by
                U.S. Treasury Notes, interest
                rates of 1.625% to 1.750%, due
                03/15/20 to 05/15/23. The value
                of the collateral including
                accrued interest is
                $675,905. (d)                         659,417
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 2.1%                             2,721,927
             (Cost $2,721,927)                 --------------

             TOTAL INVESTMENTS -- 102.2%          132,787,791
             (Cost $115,106,002) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (2.2)%              (2,842,655)
                                               --------------
             NET ASSETS -- 100.0%              $  129,945,136
                                               ==============


Page 26                 See Notes to Financial Statements

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

JUNE 30, 2018 (UNAUDITED)

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $2,834,893 and the total value of the collateral held by the Fund is $2,929,907.

(c)   Rate shown reflects yield as of June 30, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $20,744,373 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,062,584. The net unrealized appreciation was $17,681,789.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1           LEVEL 2           LEVEL 3
                   ---------------------------------------------------
Common Stocks*     $   129,857,884    $           --    $           --
Money Market
   Funds                   207,980                --                --
Repurchase
   Agreements                   --         2,721,927                --
                   ---------------------------------------------------
Total Investments  $   130,065,864    $    2,721,927    $           --
                   ===================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    2,834,893
Non-cash Collateral(2)                             (2,834,893)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    2,721,927
Non-cash Collateral(4)                             (2,721,927)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 27

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             AUTOMOBILES -- 1.6%
   1,863,150 Ford Motor Co.                    $   20,625,070
      54,473 Harley-Davidson, Inc.                  2,292,224
                                               --------------
                                                   22,917,294
                                               --------------
             BANKS -- 0.6%
     105,516 F.N.B. Corp.                           1,416,025
      51,683 PacWest Bancorp                        2,554,174
       3,995 Park National Corp.                      445,123
     120,882 People's United Financial, Inc.        2,186,755
      67,827 Umpqua Holdings Corp.                  1,532,212
      36,256 United Bankshares, Inc.                1,319,718
                                               --------------
                                                    9,454,007
                                               --------------
             BEVERAGES -- 7.6%
   1,305,458 Coca-Cola (The) Co.                   57,257,388
     495,416 PepsiCo, Inc.                         53,935,940
                                               --------------
                                                  111,193,328
                                               --------------
             BIOTECHNOLOGY -- 3.5%
     552,747 AbbVie, Inc.                          51,212,010
                                               --------------
             CAPITAL MARKETS -- 0.4%
       6,584 Cohen & Steers, Inc.                     274,619
      39,950 Federated Investors, Inc., Class B       931,634
     168,198 Invesco Ltd.                           4,467,339
                                               --------------
                                                    5,673,592
                                               --------------
             CHEMICALS -- 0.8%
     103,456 LyondellBasell Industries N.V.,
                Class A                            11,364,642
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 0.1%
     143,478 Pitney Bowes, Inc.                     1,229,606
                                               --------------
             CONTAINERS & PACKAGING -- 0.4%
     126,660 International Paper Co.                6,596,453
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.1%
      66,153 H&R Block, Inc.                        1,506,965
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 14.3%
   3,494,147 AT&T, Inc.                           112,197,060
   1,912,866 Verizon Communications, Inc.          96,236,289
                                               --------------
                                                  208,433,349
                                               --------------
             ELECTRIC UTILITIES -- 8.8%
      75,278 Alliant Energy Corp.                   3,185,765
     181,778 American Electric Power Co., Inc.     12,588,127
     324,025 Duke Energy Corp.                     25,623,897
     127,122 Edison International                   8,043,009
      80,012 Entergy Corp.                          6,464,170
     113,327 Eversource Energy                      6,642,095
     318,593 Exelon Corp.                          13,572,062
      38,934 Hawaiian Electric Industries, Inc.     1,335,436
      75,054 OGE Energy Corp.                       2,642,651
      39,853 Pinnacle West Capital Corp.            3,210,558
     424,117 PPL Corp.                             12,108,540
     537,568 Southern (The) Co.                    24,894,774


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ELECTRIC UTILITIES (CONTINUED)
     173,441 Xcel Energy, Inc.                 $    7,922,785
                                               --------------
                                                  128,233,869
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.7%
     136,564 Eaton Corp. PLC                       10,206,793
                                               --------------
             FOOD PRODUCTS -- 1.6%
      41,935 B&G Foods, Inc.                        1,253,856
      77,070 Campbell Soup Co.                      3,124,418
      59,426 Flowers Foods, Inc.                    1,237,844
     259,050 General Mills, Inc.                   11,465,553
      81,426 Kellogg Co.                            5,689,235
                                               --------------
                                                   22,770,906
                                               --------------
             GAS UTILITIES -- 0.1%
      29,468 South Jersey Industries, Inc.            986,294
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 0.4%
     101,925 Cardinal Health, Inc.                  4,976,998
      37,383 Patterson Cos., Inc.                     847,472
                                               --------------
                                                    5,824,470
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 0.8%
      13,583 Brinker International, Inc.              646,551
     131,080 Las Vegas Sands Corp.                 10,009,269
      31,736 Wyndham Destinations, Inc.             1,404,952
                                               --------------
                                                   12,060,772
                                               --------------
             HOUSEHOLD DURABLES -- 0.7%
      34,818 Garmin Ltd.                            2,123,898
      41,972 Leggett & Platt, Inc.                  1,873,630
     176,074 Newell Brands, Inc.                    4,540,949
      30,521 Tupperware Brands Corp.                1,258,686
                                               --------------
                                                    9,797,163
                                               --------------
             HOUSEHOLD PRODUCTS -- 5.9%
     131,709 Kimberly-Clark Corp.                  13,874,226
     921,396 Procter & Gamble (The) Co.            71,924,172
                                               --------------
                                                   85,798,398
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.2%
     261,080 AES Corp.                              3,501,083
                                               --------------
             INSURANCE -- 2.5%
      43,095 AmTrust Financial Services, Inc.         627,894
     343,958 MetLife, Inc.                         14,996,569
      87,468 Old Republic International Corp.       1,741,488
      90,664 Principal Financial Group, Inc.        4,800,659
      16,414 ProAssurance Corp.                       581,876
     144,086 Prudential Financial, Inc.            13,473,482
                                               --------------
                                                   36,221,968
                                               --------------
             IT SERVICES -- 4.1%
     351,825 International Business Machines
                Corp.                              49,149,952
      99,925 Paychex, Inc.                          6,829,874
     158,720 Western Union (The) Co.                3,226,778
                                               --------------
                                                   59,206,604
                                               --------------


Page 28                 See Notes to Financial Statements

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MEDIA -- 0.7%
      37,782 Cinemark Holdings, Inc.           $    1,325,392
     133,879 Interpublic Group of (The) Cos.,
                Inc.                                3,138,124
      16,934 Meredith Corp.                           863,634
      70,529 Omnicom Group, Inc.                    5,379,247
                                               --------------
                                                   10,706,397
                                               --------------
             METALS & MINING -- 0.1%
      13,557 Compass Minerals International,
                Inc.                                  891,373
                                               --------------
             MULTILINE RETAIL -- 1.4%
      51,126 Kohl's Corp.                           3,727,085
     109,554 Macy's, Inc.                           4,100,606
     161,182 Target Corp.                          12,269,174
                                               --------------
                                                   20,096,865
                                               --------------
             MULTI-UTILITIES -- 5.2%
      17,395 Black Hills Corp.                      1,064,748
     180,412 CenterPoint Energy, Inc.               4,999,217
     116,578 Consolidated Edison, Inc.              9,090,752
     335,185 Dominion Energy, Inc.                 22,852,913
      62,755 DTE Energy Co.                         6,503,301
      19,936 NorthWestern Corp.                     1,141,336
     169,267 Public Service Enterprise Group,
                Inc.                                9,164,115
      93,395 SCANA Corp.                            3,597,575
      89,163 Sempra Energy                         10,352,716
     111,595 WEC Energy Group, Inc.                 7,214,617
                                               --------------
                                                   75,981,290
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 16.4%
     658,937 Chevron Corp.                         83,309,405
   1,607,066 Exxon Mobil Corp.                    132,952,570
     259,058 Occidental Petroleum Corp.            21,677,974
                                               --------------
                                                  237,939,949
                                               --------------
             PAPER & FOREST PRODUCTS -- 0.1%
      21,291 Domtar Corp.                           1,016,432
                                               --------------
             PHARMACEUTICALS -- 8.5%
     792,063 Merck & Co., Inc.                     48,078,224
   2,076,626 Pfizer, Inc.                          75,339,991
                                               --------------
                                                  123,418,215
                                               --------------
             PROFESSIONAL SERVICES -- 0.3%
     140,594 Nielsen Holdings PLC                   4,348,572
                                               --------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 0.1%
      44,599 Kennedy-Wilson Holdings, Inc.            943,269
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 2.2%
     583,512 QUALCOMM, Inc.                        32,746,693
                                               --------------
             SPECIALTY RETAIL -- 0.7%
      27,775 DSW, Inc., Class A                       717,150
     101,975 GameStop Corp., Class A                1,485,776
      64,290 Gap (The), Inc.                        2,082,353


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SPECIALTY RETAIL (CONTINUED)
     149,052 L Brands, Inc.                    $    5,497,038
      15,863 Signet Jewelers Ltd.                     884,362
                                               --------------
                                                   10,666,679
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 0.6%
     117,090 Seagate Technology PLC                 6,612,072
      73,395 Xerox Corp.                            1,761,480
                                               --------------
                                                    8,373,552
                                               --------------
             TEXTILES, APPAREL & LUXURY
                GOODS -- 0.2%
     106,062 Hanesbrands, Inc.                      2,335,485
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 0.0%
      37,304 Northwest Bancshares, Inc.               648,717
                                               --------------
             TOBACCO -- 8.1%
     893,717 Altria Group, Inc.                    50,754,188
     822,129 Philip Morris International, Inc.     66,378,696
                                               --------------
                                                  117,132,884
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.0%
      27,067 Aircastle Ltd.                           554,874
                                               --------------

             TOTAL INVESTMENTS -- 99.8%         1,451,990,812
             (Cost $1,446,529,918) (a)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.2%                 2,419,093
                                               --------------
             NET ASSETS -- 100.0%              $1,454,409,905
                                               ==============

(a) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $61,354,427 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $55,893,533. The net unrealized appreciation was $5,460,894.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1           LEVEL 2           LEVEL 3
                   ---------------------------------------------------
Common Stocks*     $ 1,451,990,812    $           --    $           --
                   ===================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.


                        See Notes to Financial Statements                Page 29

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AUTOMOBILES -- 3.1%
   1,905,188 Fiat Chrysler Automobiles N.V.
                (a)                            $   35,989,001
                                               --------------
             BANKS -- 1.8%
     473,822 Citizens Financial Group, Inc.        18,431,676
      57,572 Great Western Bancorp, Inc.            2,417,448
                                               --------------
                                                   20,849,124
                                               --------------
             BIOTECHNOLOGY -- 9.6%
     600,930 AbbVie, Inc.                          55,676,164
      81,643 FibroGen, Inc. (a)                     5,110,852
     297,794 Shire PLC, ADR                        50,267,627
                                               --------------
                                                  111,054,643
                                               --------------
             CAPITAL MARKETS -- 1.4%
      54,090 Hamilton Lane, Inc., Class A           2,594,697
      64,696 Houlihan Lokey, Inc.                   3,313,729
      86,869 Moelis & Co., Class A                  5,094,867
     183,001 Virtu Financial, Inc., Class A         4,858,677
                                               --------------
                                                   15,861,970
                                               --------------
             CHEMICALS -- 1.0%
     190,613 Chemours (The) Co.                     8,455,593
      41,143 Ingevity Corp. (a)                     3,326,823
                                               --------------
                                                   11,782,416
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 2.0%
      72,717 Arista Networks, Inc. (a)             18,723,901
      80,522 Casa Systems, Inc. (a)                 1,314,924
      61,488 Lumentum Holdings, Inc. (a)            3,560,155
                                               --------------
                                                   23,598,980
                                               --------------
             CONSUMER FINANCE -- 2.8%
     353,138 Santander Consumer USA
                Holdings, Inc.                      6,741,404
     777,446 Synchrony Financial                   25,951,148
                                               --------------
                                                   32,692,552
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.7%
     132,363 ServiceMaster Global Holdings,
                Inc. (a)                            7,871,628
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.6%
     365,586 AXA Equitable Holdings, Inc. (a)       7,534,727
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 0.8%
     242,965 Zayo Group Holdings, Inc. (a)          8,863,363
                                               --------------
             ELECTRIC UTILITIES -- 1.3%
     265,199 Evergy, Inc.                          14,890,924
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.5%
     295,428 GrafTech International Ltd. (b)        5,314,750
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 2.0%
     148,346 CDW Corp.                             11,984,873
     195,500 Keysight Technologies, Inc. (a)       11,540,365
                                               --------------
                                                   23,525,238
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 1.5%
     115,302 JBG SMITH Properties              $    4,205,064
     250,504 MGM Growth Properties LLC,
                Class A                             7,630,352
     193,585 STORE Capital Corp.                    5,304,229
                                               --------------
                                                   17,139,645
                                               --------------
             FOOD & STAPLES RETAILING -- 1.0%
     101,903 Performance Food Group Co. (a)         3,739,840
     219,639 US Foods Holding Corp. (a)             8,306,747
                                               --------------
                                                   12,046,587
                                               --------------
             FOOD PRODUCTS -- 9.7%
   1,075,257 Kraft Heinz (The) Co.                 67,547,645
     142,941 Lamb Weston Holdings, Inc.             9,792,888
     116,492 Pinnacle Foods, Inc.                   7,578,969
     390,429 Tyson Foods, Inc., Class A            26,881,037
                                               --------------
                                                  111,800,539
                                               --------------
             HEALTH CARE EQUIPMENT
                & SUPPLIES -- 3.0%
      33,491 Penumbra, Inc. (a)                     4,626,782
     175,951 Stryker Corp.                         29,711,086
                                               --------------
                                                   34,337,868
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 0.4%
      60,650 HealthEquity, Inc. (a)                 4,554,815
                                               --------------
             HEALTH CARE TECHNOLOGY -- 0.3%
      68,425 Teladoc, Inc. (a) (b)                  3,972,071
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.0%
      97,751 Planet Fitness, Inc., Class A (a)      4,295,179
      34,214 Wingstop, Inc.                         1,783,234
      97,273 Wyndham Hotels & Resorts, Inc.         5,722,570
                                               --------------
                                                   11,800,983
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 1.2%
      97,751 Stitch Fix, Inc., Class A (a)          2,682,287
      89,931 Wayfair, Inc., Class A (a)            10,680,206
                                               --------------
                                                   13,362,493
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 11.2%
      59,243 Alteryx, Inc., Class A (a) (b)         2,260,713
     105,509 CarGurus, Inc. (a) (b)                 3,665,383
      63,538 Coupa Software, Inc. (a)               3,954,605
     107,526 DocuSign, Inc. (a)                     5,693,502
     195,500 Dropbox, Inc., Class A (a)             6,338,110
     166,729 GoDaddy, Inc., Class A (a)            11,771,067
      88,197 GrubHub, Inc. (a)                      9,252,747
     270,693 Match Group, Inc. (a) (b)             10,486,647
      54,717 New Relic, Inc. (a)                    5,503,983
     160,613 Nutanix, Inc., Class A (a)             8,282,812
      41,509 Q2 Holdings, Inc. (a)                  2,368,089
     102,080 Spotify Technology S.A. (a)           17,173,939
     735,736 Twitter, Inc. (a)                     32,129,591
     189,000 Zillow Group, Inc., Class C (a)       11,162,340
                                               --------------
                                                  130,043,528
                                               --------------


Page 30                 See Notes to Financial Statements

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             IT SERVICES -- 17.1%
     151,976 Black Knight, Inc. (a)            $    8,138,315
     205,771 Conduent, Inc. (a)                     3,738,859
     278,386 DXC Technology Co.                    22,440,695
     908,118 First Data Corp., Class A (a)         19,006,910
   1,160,677 PayPal Holdings, Inc. (a)             96,649,574
     161,919 Perspecta, Inc.                        3,327,435
     391,682 Square, Inc., Class A (a)             24,143,279
     244,376 Worldpay, Inc., Class A (a)           19,985,069
                                               --------------
                                                  197,430,136
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 2.3%
     202,484 IQVIA Holdings, Inc. (a)              20,211,953
      62,634 PRA Health Sciences, Inc. (a)          5,847,510
                                               --------------
                                                   26,059,463
                                               --------------
             MACHINERY -- 2.8%
     347,014 Fortive Corp.                         26,758,250
     193,649 Gardner Denver Holdings, Inc. (a)      5,691,344
                                               --------------
                                                   32,449,594
                                               --------------
             MEDIA -- 4.6%
     679,367 Altice USA, Inc., Class A (b)         11,590,001
       5,598 Cable One, Inc.                        4,104,957
     167,386 Liberty Latin America Ltd.,
                Class C (a)                         3,243,941
     278,589 Liberty Media Corp-Liberty
                SiriusXM, Class C (a)              12,636,797
     328,589 Liberty Media Corp-Liberty
                SiriusXM, Class A (a)              14,802,935
      23,459 Madison Square Garden (The) Co.,
                Class A (a)                         7,276,747
                                               --------------
                                                   53,655,378
                                               --------------
             METALS & MINING -- 0.9%
     182,263 Alcoa Corp. (a)                        8,544,489
      53,763 Warrior Met Coal, Inc.                 1,482,246
                                               --------------
                                                   10,026,735
                                               --------------
             MULTILINE RETAIL -- 0.4%
      60,945 Ollie's Bargain Outlet Holdings,
                Inc. (a)                            4,418,513
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 1.2%
     251,919 EQT Corp.                             13,900,890
                                               --------------
             PROFESSIONAL SERVICES -- 2.9%
     390,831 IHS Markit Ltd. (a)                   20,162,971
     190,613 TransUnion                            13,655,516
                                               --------------
                                                   33,818,487
                                               --------------
             REAL ESTATE MANAGEMENT
                & DEVELOPMENT -- 0.2%
      81,068 Redfin Corp. (a) (b)                   1,871,860
                                               --------------
             ROAD & RAIL -- 0.4%
     173,637 Schneider National, Inc., Class B      4,776,754
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 0.3%
     106,493 Versum Materials, Inc.            $    3,956,215
                                               --------------
             SOFTWARE -- 3.6%
      52,240 Blackline, Inc. (a)                    2,268,783
      37,546 HubSpot, Inc. (a)                      4,708,268
      53,763 Paycom Software, Inc. (a)              5,313,397
      87,924 SailPoint Technologies Holding,
                Inc. (a)                            2,157,655
      98,377 Smartsheet, Inc., Class A (a) (b)      2,554,851
   1,229,869 Snap, Inc., Class A (a) (b)           16,098,985
     102,201 Zendesk, Inc. (a)                      5,568,933
      92,864 Zuora, Inc., Class A (a) (b)           2,525,901
                                               --------------
                                                   41,196,773
                                               --------------
             SPECIALTY RETAIL -- 2.0%
      66,092 Burlington Stores, Inc. (a)            9,948,829
     114,856 Carvana Co. (a) (b)                    4,778,009
      94,476 Floor & Decor Holdings, Inc.,
                Class A (a)                         4,660,501
     171,064 Michaels (The) Cos., Inc. (a)          3,279,297
                                               --------------
                                                   22,666,636
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 2.3%
   1,479,906 Hewlett Packard Enterprise Co.        21,621,426
     225,693 Pure Storage, Inc., Class A (a)        5,389,549
                                               --------------
                                                   27,010,975
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.8%
     434,650 Under Armour, Inc., Class A (a) (b)    9,770,932
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.3%
      39,294 SiteOne Landscape Supply, Inc. (a)     3,299,517
      81,716 United Rentals, Inc. (a)              12,062,916
                                               --------------
                                                   15,362,433
                                               --------------
             TOTAL COMMON STOCKS
                -- 100.0%                       1,157,259,619
             (Cost $964,081,115)               --------------

             MONEY MARKET FUNDS -- 0.3%
   3,026,067 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.90% (c) (d)
             (Cost $3,026,067)                      3,026,067
                                               --------------

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 3.4%
$ 30,009,059 BNP Paribas S.A., 2.10% (c),
                dated 06/29/18, due 07/02/18,
                with a maturity value of
                $30,014,311. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.750%, due 02/15/19.
                The value of the collateral
                including accrued interest is
                $30,928,378. (d)                   30,009,059


                        See Notes to Financial Statements                Page 31

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

JUNE 30, 2018 (UNAUDITED)

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS (CONTINUED)
$  9,594,370 JPMorgan Chase & Co., 2.05% (c),
                dated 06/29/18, due 07/02/18,
                with a maturity value of
                $9,596,010. Collateralized by
                U.S. Treasury Notes, interest
                rates of 1.625% to 1.750%, due
                03/15/20 to 05/15/23. The value
                of the collateral including
                interest is $9,834,268. (d)    $    9,594,370
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 3.4%                            39,603,429
             (Cost $39,603,429)                --------------

             TOTAL INVESTMENTS -- 103.7%        1,199,889,115
             (Cost $1,006,710,611) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (3.7)%             (42,597,980)
                                               --------------
             NET ASSETS -- 100.0%              $1,157,291,135
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $41,135,789 and the total value of the collateral held by the Fund is $42,629,496.

(c)   Rate shown reflects yield as of June 30, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $223,761,005 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $30,582,501. The net unrealized appreciation was $193,178,504.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1           LEVEL 2           LEVEL 3
                   ---------------------------------------------------
Common Stocks*     $ 1,157,259,619    $           --    $           --
Money Market
   Funds                 3,026,067                --                --
Repurchase
   Agreements                   --        39,603,429                --
                   ---------------------------------------------------
Total Investments  $ 1,160,285,686    $   39,603,429    $           --
                   ===================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.


Page 32                 See Notes to Financial Statements

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

JUNE 30, 2018 (UNAUDITED)

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $   41,135,789
Non-cash Collateral(2)                            (41,135,789)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $   39,603,429
Non-cash Collateral(4)                            (39,603,429)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 33

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             BIOTECHNOLOGY -- 81.2%
   2,603,446 ACADIA Pharmaceuticals,
                Inc. (a) (b)                   $   39,754,620
     598,976 Agios Pharmaceuticals, Inc. (b)       50,451,748
     480,670 Alexion Pharmaceuticals, Inc. (b)     59,675,180
   1,125,743 Alkermes PLC (b)                      46,335,582
     531,485 Alnylam Pharmaceuticals, Inc. (b)     52,345,958
     301,882 Amgen, Inc.                           55,724,398
     196,811 Biogen, Inc. (b)                      57,122,425
     629,449 BioMarin Pharmaceutical, Inc. (b)     59,294,096
     303,782 Bluebird Bio, Inc. (b)                47,678,585
     582,355 Celgene Corp. (b)                     46,250,634
   2,599,525 Exelixis, Inc. (b)                    55,941,778
   1,116,262 FibroGen, Inc. (b)                    69,878,001
     702,651 Gilead Sciences, Inc.                 49,775,797
   2,495,308 Grifols S.A., ADR                     53,649,122
     756,831 Incyte Corp. (b)                      50,707,677
     753,459 Intercept Pharmaceuticals,
                Inc. (a) (b)                       63,222,745
   2,887,425 Intrexon Corp. (a) (b)                40,250,705
   1,067,764 Ionis Pharmaceuticals, Inc. (b)       44,493,726
     652,213 Neurocrine Biosciences, Inc. (b) 64,073,405 164,965 Regeneron Pharmaceuticals,
                Inc. (b)                           56,911,275
   1,042,574 Seattle Genetics, Inc. (b)            69,216,488
     954,544 Ultragenyx Pharmaceutical,
                Inc. (b)                           73,375,797
     454,005 United Therapeutics Corp. (b)         51,370,666
     327,554 Vertex Pharmaceuticals, Inc. (b)      55,671,078
                                               --------------
                                                1,313,171,486
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 16.9%
     338,948 Bio-Techne Corp.                      50,147,357
     491,074 Charles River Laboratories
                International, Inc. (b)            55,127,967
     211,550 Illumina, Inc. (b)                    59,083,799
     532,440 IQVIA Holdings, Inc. (b)              53,148,161
   1,578,781 QIAGEN N.V. (b)                       57,088,721
                                               --------------
                                                  274,596,005
                                               --------------
             PHARMACEUTICALS -- 1.8%
     600,825 Nektar Therapeutics (b)               29,338,285
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%       1,617,105,776
             (Cost $1,522,411,562)             --------------

             MONEY MARKET FUNDS -- 0.3%
   4,790,531 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.90% (c) (d)                       4,790,531
             (Cost $4,790,531)                 --------------

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 3.9%
$ 47,506,987 BNP Paribas S.A., 2.10% (c),
                dated 06/29/18, due 07/02/18,
                with a maturity value of
                $47,515,300. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.750%, due 02/15/19.
                The value of the collateral
                including accrued interest is
                $48,962,349. (d)               $   47,506,987
  15,188,734 JPMorgan Chase & Co.,
                2.05% (c), dated 06/29/18,
                due 07/02/18, with a maturity
                value of $15,191,329.
                Collateralized by U.S. Treasury
                Notes, interest rates of 1.625%
                to 1.750%, due 03/15/20 to
                05/15/23. The value of the
                collateral including
                accrued interest is
                $15,568,514. (d)                   15,188,734
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 3.9%                            62,695,721
             (Cost $62,695,721)                --------------

             TOTAL INVESTMENTS -- 104.1%        1,684,592,028
             (Cost $1,589,897,814) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (4.1)%             (67,005,255)
                                               --------------
             NET ASSETS -- 100.0%              $1,617,586,773
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $69,065,919 and the total value of the collateral held by the Fund is $67,486,252.

(b)   Non-income producing security.

(c)   Rate shown reflects yield as of June 30, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $218,542,755 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $123,848,541. The net unrealized appreciation was $94,694,214.

ADR   - American Depositary Receipt


Page 34                 See Notes to Financial Statements

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

JUNE 30, 2018 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1           LEVEL 2           LEVEL 3
                   ---------------------------------------------------
Common Stocks*     $ 1,617,105,776    $           --    $           --
Money Market
   Funds                 4,790,531                --                --
Repurchase
   Agreements                   --        62,695,721                --
                   ---------------------------------------------------
Total Investments  $ 1,621,896,307    $   62,695,721    $           --
                   ===================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $   69,065,919
Non-cash Collateral(2)                            (67,486,252)
                                               --------------
Net Amount                                     $    1,579,667
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) The collateral requirements are determined at the beginning of each business day based on the market value of the loaned securities from the end of the prior day. On June 29, 2018, there was sufficient collateral based on the end of day market value from the prior business day; however, as a result of market movement from June 28 to June 29, the value of the related securities loaned was above the collateral value received. See
      Note 2D - Securities Lending in the Notes to Financial Statements.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $   62,695,721
Non-cash Collateral(4)                            (62,695,721)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 35

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             CAPITAL MARKETS -- 5.6%
   2,212,232 Blucora, Inc. (a)                 $   81,852,584
   3,496,136 E*TRADE Financial Corp. (a)          213,823,678
   3,646,304 TD Ameritrade Holding Corp.          199,708,070
                                               --------------
                                                  495,384,332
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 5.2%
     734,600 Arista Networks, Inc. (a)            189,152,154
   6,467,013 Juniper Networks, Inc.               177,325,496
   1,437,029 NETGEAR, Inc. (a)                     89,814,313
                                               --------------
                                                  456,291,963
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 2.4%
   1,815,451 Cogent Communications Holdings,
                Inc.                               96,945,083
   8,666,792 Vonage Holdings Corp. (a)            111,714,949
                                               --------------
                                                  208,660,032
                                               --------------
             HEALTH CARE TECHNOLOGY -- 1.9%
   2,185,431 Veeva Systems, Inc., Class A (a)     167,972,227
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 21.5%
     524,558 Amazon.com, Inc. (a)                 891,643,688
   1,754,639 Expedia Group, Inc.                  210,890,061
  19,046,800 Groupon, Inc. (a)                     81,901,240
   1,449,436 Netflix, Inc. (a)                    567,352,735
   2,622,946 TripAdvisor, Inc. (a)                146,124,322
                                               --------------
                                                1,897,912,046
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 45.9%
   1,483,935 2U, Inc. (a)                         123,997,609
   2,625,937 Akamai Technologies, Inc. (a)        192,297,367
     387,525 Alphabet, Inc., Class A (a)          437,589,355
     393,925 Alphabet, Inc., Class C (a)          439,482,426
   4,311,056 Box, Inc., Class A (a)               107,733,289
   2,007,304 Cornerstone OnDemand, Inc. (a)        95,206,429
   7,849,805 eBay, Inc. (a)                       284,633,929
   6,459,140 Endurance International Group
                Holdings, Inc. (a)                 64,268,443
   3,955,814 Facebook, Inc., Class A (a)          768,693,777
   2,603,450 GoDaddy, Inc., Class A (a)           183,803,570
   1,657,273 GrubHub, Inc. (a)                    173,864,510
   1,452,467 j2 Global, Inc.                      125,798,167
   1,321,340 LogMeIn, Inc.                        136,428,355
   1,220,775 New Relic, Inc. (a)                  122,797,757
   2,285,991 Okta, Inc. (a)                       115,145,367
  11,614,388 Pandora Media, Inc. (a) (b)           91,521,377
   6,793,238 Twitter, Inc. (a)                    296,660,704
   1,486,513 VeriSign, Inc. (a)                   204,276,616
   3,361,913 Web.com Group, Inc. (a)               86,905,451
                                               --------------
                                                4,051,104,498
                                               --------------
             IT SERVICES -- 5.6%
   4,398,308 NIC, Inc.                             68,393,689
   5,097,719 PayPal Holdings, Inc. (a)            424,487,061
                                               --------------
                                                  492,880,750
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SOFTWARE -- 11.9%
   4,557,412 8x8, Inc. (a)                     $   91,376,110
   1,922,236 Citrix Systems, Inc. (a)             201,527,222
   1,097,137 Ebix, Inc.                            83,656,696
     998,390 HubSpot, Inc. (a)                    125,198,106
   3,212,202 salesforce.com, Inc. (a)             438,144,353
   8,663,641 Snap, Inc., Class A (a) (b)          113,407,061
                                               --------------
                                                1,053,309,548
                                               --------------
             TOTAL COMMON STOCKS
                -- 100.0%                       8,823,515,396
             (Cost $6,632,016,988)             --------------

             MONEY MARKET FUNDS -- 0.2%
   7,427,880 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.90% (c) (d)                       7,427,880
   6,178,496 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 1.78% (c)                   6,178,496
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 0.2%                            13,606,376
             (Cost $13,606,376)                --------------

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.1%
$ 73,661,184 BNP Paribas S.A., 2.10% (c),
                dated 06/29/18, due 07/02/18,
                with a maturity value of
                $73,674,075. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.750%, due 02/15/19.
                The value of the collateral
                including accrued interest is
                $75,917,773. (d)                   73,661,184
  23,550,645 JPMorgan Chase & Co.,
                2.05% (c), dated 06/29/18, due
                07/02/18, with a maturity value
                of $23,554,668. Collateralized
                by U.S. Treasury Notes,
                interest rates of 1.625% to
                1.750%, due 03/15/20 to
                05/15/23. The value of the
                collateral including
                accrued interest is
                $24,139,506. (d)                   23,550,645
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 1.1%                            97,211,829
             (Cost $97,211,829)                --------------

             TOTAL INVESTMENTS -- 101.3%        8,934,333,601
             (Cost $6,742,835,193) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (1.3)%            (111,015,227)
                                               --------------
             NET ASSETS -- 100.0%              $8,823,318,374
                                               ==============


Page 36                 See Notes to Financial Statements

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

JUNE 30, 2018 (UNAUDITED)

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $99,690,656 and the total value of the collateral held by the Fund is $104,639,709.

(c)   Rate shown reflects yield as of June 30, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,221,244,960 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $29,746,552. The net unrealized appreciation was $2,191,498,408.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1           LEVEL 2           LEVEL 3
                   ---------------------------------------------------
Common Stocks*     $ 8,823,515,396    $           --    $           --
Money Market
   Funds                13,606,376                --                --
Repurchase
   Agreements                   --        97,211,829                --
                   ---------------------------------------------------
Total Investments  $ 8,837,121,772    $   97,211,829    $           --
                   ===================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $   99,690,656
Non-cash Collateral(2)                            (99,690,656)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $   97,211,829
Non-cash Collateral(4)                            (97,211,829)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 37

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 8.8%
      83,334 General Dynamics Corp.            $   15,534,291
      52,787 Lockheed Martin Corp.                 15,594,863
      52,326 Northrop Grumman Corp.                16,100,710
      82,114 Raytheon Co.                          15,862,783
     151,721 United Technologies Corp.             18,969,677
                                               --------------
                                                   82,062,324
                                               --------------
             AIR FREIGHT & LOGISTICS -- 4.2%
     291,263 Expeditors International of
                Washington, Inc.                   21,291,325
     171,650 United Parcel Service,
                Inc., Class B                      18,234,380
                                               --------------
                                                   39,525,705
                                               --------------
             AIRLINES -- 1.8%
     340,715 Southwest Airlines Co.                17,335,579
                                               --------------
             BEVERAGES -- 2.1%
     181,872 PepsiCo, Inc.                         19,800,405
                                               --------------
             CAPITAL MARKETS -- 10.1%
      35,545 BlackRock, Inc.                       17,738,377
     113,185 CME Group, Inc.                       18,553,285
     251,026 Intercontinental Exchange, Inc.       18,462,962
      96,854 S&P Global, Inc.                      19,747,562
     172,140 T. Rowe Price Group, Inc.             19,983,733
                                               --------------
                                                   94,485,919
                                               --------------
             CHEMICALS -- 1.9%
     171,050 PPG Industries, Inc.                  17,743,016
                                               --------------
             ELECTRICAL EQUIPMENT -- 3.8%
     235,548 Eaton Corp. PLC                       17,604,858
     266,465 Emerson Electric Co.                  18,423,390
                                               --------------
                                                   36,028,248
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 2.0%
     219,115 Amphenol Corp., Class A               19,095,872
                                               --------------
             FOOD & STAPLES RETAILING -- 2.1%
      96,272 Costco Wholesale Corp.                20,118,922
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 2.1%
     135,784 Edwards Lifesciences Corp. (a)        19,766,077
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 6.5%
      63,553 Humana, Inc.                          18,915,279
      79,641 UnitedHealth Group, Inc.              19,539,123
      92,974 WellCare Health Plans, Inc. (a)       22,893,918
                                               --------------
                                                   61,348,320
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.7%
     320,433 Starbucks Corp.                       15,653,152
                                               --------------
             HOUSEHOLD PRODUCTS -- 2.1%
     252,053 Procter & Gamble (The) Co.            19,675,257
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES -- 1.8%
      85,801 3M Co.                            $   16,878,773
                                               --------------
             INSURANCE -- 5.8%
     412,643 Aflac, Inc.                           17,751,902
     224,811 Marsh & McLennan Cos., Inc.           18,427,758
     305,741 Progressive (The) Corp.               18,084,580
                                               --------------
                                                   54,264,240
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 1.9%
       8,790 Booking Holdings, Inc. (a)            17,818,121
                                               --------------
             IT SERVICES -- 10.4%
     122,090 Accenture PLC, Class A                19,972,703
      89,408 FleetCor Technologies, Inc. (a)       18,833,795
     128,703 International Business Machines
                Corp.                              17,979,809
     105,221 Mastercard, Inc., Class A             20,678,031
     150,534 Visa, Inc., Class A                   19,938,229
                                               --------------
                                                   97,402,567
                                               --------------
             MACHINERY -- 3.9%
     118,041 Illinois Tool Works, Inc.             16,353,400
     222,996 Ingersoll-Rand PLC                    20,009,431
                                               --------------
                                                   36,362,831
                                               --------------
             MEDIA -- 4.1%
     253,932 Omnicom Group, Inc.                   19,367,394
     186,297 Walt Disney (The) Co.                 19,525,788
                                               --------------
                                                   38,893,182
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 4.1%
     168,122 Phillips 66                           18,881,782
     172,223 Valero Energy Corp.                   19,087,475
                                               --------------
                                                   37,969,257
                                               --------------
             PERSONAL PRODUCTS -- 1.9%
     125,513 Estee Lauder (The) Cos., Inc.,
                Class A                            17,909,450
                                               --------------
             PHARMACEUTICALS -- 4.0%
     509,094 Pfizer, Inc.                          18,469,930
     217,841 Zoetis, Inc.                          18,557,875
                                               --------------
                                                   37,027,805
                                               --------------
             SOFTWARE -- 1.7%
     117,198 Red Hat, Inc. (a)                     15,747,895
                                               --------------
             SPECIALTY RETAIL -- 4.5%
     105,383 Home Depot (The), Inc.                20,560,223
     226,403 TJX (The) Cos., Inc.                  21,549,038
                                               --------------
                                                   42,109,261
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 2.2%
     112,665 Apple, Inc.                           20,855,418
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 2.4%
     283,313 NIKE, Inc., Class B                   22,574,380
                                               --------------


Page 38                 See Notes to Financial Statements

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             TOBACCO -- 2.0%
     327,251 Altria Group, Inc.                $   18,584,584
                                               --------------
             TOTAL INVESTMENTS -- 99.9%           937,036,560
             (Cost $909,029,678) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                   559,529
                                               --------------
             NET ASSETS -- 100.0%              $  937,596,089
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $52,256,810 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $24,249,928. The net unrealized appreciation was $28,006,882.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1           LEVEL 2           LEVEL 3
                   ---------------------------------------------------
Common Stocks*     $   937,036,560    $           --    $           --
                   ===================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.


                        See Notes to Financial Statements                Page 39

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.7%
             AEROSPACE & DEFENSE -- 2.6%
      63,509 Boeing (The) Co.                  $   21,307,905
     111,231 General Dynamics Corp.                20,734,571
      70,401 Lockheed Martin Corp.                 20,798,567
     431,016 Maxar Technologies Ltd.               21,774,928
     168,795 United Technologies Corp.             21,104,439
                                               --------------
                                                  105,720,410
                                               --------------
             AIR FREIGHT & LOGISTICS -- 1.0%
     245,747 C.H. Robinson Worldwide, Inc.         20,559,194
     190,867 United Parcel Service,
                Inc., Class B                      20,275,801
                                               --------------
                                                   40,834,995
                                               --------------
             AUTOMOBILES -- 0.5%
     163,598 Toyota Motor Corp., ADR               21,073,058
                                               --------------
             BANKS -- 6.7%
     247,892 Bank of Hawaii Corp.                  20,679,151
     274,233 Bank of Montreal                      21,187,242
     368,688 Bank of Nova Scotia (The)             21,096,327
     406,761 BB&T Corp.                            20,517,025
     241,322 Canadian Imperial Bank of
                Commerce                           20,975,708
     200,723 JPMorgan Chase & Co.                  20,915,337
     180,995 Park National Corp.                   20,166,463
   1,138,181 People's United Financial, Inc.       20,589,694
     151,943 PNC Financial Services Group
                (The), Inc.                        20,527,499
     280,448 Royal Bank of Canada                  21,117,734
     366,951 Toronto-Dominion (The) Bank           21,231,785
     415,848 U.S. Bancorp                          20,800,717
     389,800 Wells Fargo & Co.                     21,610,512
                                               --------------
                                                  271,415,194
                                               --------------
             BEVERAGES -- 2.1%
     215,003 Anheuser-Busch InBev S.A/N.V.,
                ADR                                21,663,702
     482,645 Coca-Cola (The) Co.                   21,168,810
     147,151 Diageo PLC, ADR                       21,191,216
     192,989 PepsiCo, Inc.                         21,010,712
                                               --------------
                                                   85,034,440
                                               --------------
             BIOTECHNOLOGY -- 0.5%
     113,474 Amgen, Inc.                           20,946,166
                                               --------------
             CAPITAL MARKETS -- 2.0%
      40,830 BlackRock, Inc.                       20,375,803
     642,640 Franklin Resources, Inc.              20,596,612
     175,661 T. Rowe Price Group, Inc.             20,392,485
     523,093 Thomson Reuters Corp.                 21,091,110
                                               --------------
                                                   82,456,010
                                               --------------
             CHEMICALS -- 2.1%
     135,037 Air Products and Chemicals, Inc.      21,029,312
     318,788 DowDuPont, Inc.                       21,014,505
     170,120 International Flavors & Fragrances,
                Inc.                               21,088,075
     135,875 Praxair, Inc.                         21,488,631
                                               --------------
                                                   84,620,523
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.5%
     698,096 ABM Industries, Inc.              $   20,370,441
     302,816 Republic Services, Inc.               20,700,502
     257,450 Waste Management, Inc.                20,940,983
                                               --------------
                                                   62,011,926
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 0.5%
     497,366 Cisco Systems, Inc.                   21,401,659
                                               --------------
             CONTAINERS & PACKAGING -- 1.6%
     206,374 Avery Dennison Corp.                  21,070,786
     505,496 Bemis Co., Inc.                       21,336,986
     408,738 Sonoco Products Co.                   21,458,745
                                               --------------
                                                   63,866,517
                                               --------------
             DISTRIBUTORS -- 0.5%
     228,007 Genuine Parts Co.                     20,928,763
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.6%
     663,311 AT&T, Inc.                            21,298,916
     604,587 TELUS Corp.                           21,468,885
     424,065 Verizon Communications, Inc.          21,334,710
                                               --------------
                                                   64,102,511
                                               --------------
             ELECTRIC UTILITIES -- 9.9%
     271,507 ALLETE, Inc.                          21,017,357
     497,719 Alliant Energy Corp.                  21,063,468
     304,702 American Electric Power Co., Inc.     21,100,614
     403,795 Avangrid, Inc.                        21,372,869
     265,978 Duke Energy Corp.                     21,033,540
     337,565 Edison International                  21,357,738
     358,324 El Paso Electric Co.                  21,176,948
     366,886 Eversource Energy                     21,503,188
     617,728 Hawaiian Electric Industries, Inc.    21,188,070
     226,802 IDACORP, Inc.                         20,920,217
     343,125 MGE Energy, Inc.                      21,634,031
     126,403 NextEra Energy, Inc.                  21,113,093
     596,023 OGE Energy Corp.                      20,985,970
     433,236 Otter Tail Corp.                      20,622,034
     262,888 Pinnacle West Capital Corp.           21,178,257
     490,981 Portland General Electric Co.         20,994,348
     730,587 PPL Corp.                             20,858,259
     451,367 Southern (The) Co.                    20,902,806
     465,861 Xcel Energy, Inc.                     21,280,530
                                               --------------
                                                  401,303,337
                                               --------------
             ELECTRICAL EQUIPMENT -- 2.6%
     969,292 ABB Ltd., ADR                         21,101,487
     276,978 Eaton Corp. PLC                       20,701,336
     304,174 Emerson Electric Co.                  21,030,590
     195,043 Hubbell, Inc.                         20,623,847
     127,075 Rockwell Automation, Inc.             21,123,677
                                               --------------
                                                  104,580,937
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.5%
     321,468 Schlumberger Ltd.                     21,548,000
                                               --------------


Page 40                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 4.1%
     147,969 American Tower Corp.              $   21,332,691
     122,125 AvalonBay Communities, Inc.           20,992,066
     330,406 Equity Residential                    21,043,558
     167,291 Federal Realty Investment Trust       21,170,676
     210,799 Mid-America Apartment
                Communities, Inc.                  21,221,136
      93,214 Public Storage                        21,146,528
     387,789 Realty Income Corp.                   20,859,170
     122,674 Simon Property Group, Inc.            20,877,888
                                               --------------
                                                  168,643,713
                                               --------------
             FOOD & STAPLES RETAILING -- 1.5%
     308,275 Sysco Corp.                           21,052,100
     312,815 Walgreens Boots Alliance, Inc.        18,773,592
     243,247 Walmart, Inc.                         20,834,106
                                               --------------
                                                   60,659,798
                                               --------------
             FOOD PRODUCTS -- 5.6%
     454,684 Archer-Daniels-Midland Co.            20,838,168
     498,074 Campbell Soup Co.                     20,191,920
     540,154 Conagra Brands, Inc.                  19,299,702
     457,153 General Mills, Inc.                   20,233,592
     223,287 Hershey (The) Co.                     20,779,088
     574,061 Hormel Foods Corp.                    21,360,810
     194,342 J.M. Smucker (The) Co.                20,887,878
     304,615 Kellogg Co.                           21,283,450
     332,180 Kraft Heinz (The) Co.                 20,867,548
     196,833 McCormick & Co., Inc.                 22,850,343
     507,445 Mondelez International, Inc.,
                Class A                            20,805,245
                                               --------------
                                                  229,397,744
                                               --------------
             GAS UTILITIES -- 4.1%
     232,338 Atmos Energy Corp.                    20,942,948
     468,976 New Jersey Resources Corp.            20,986,676
     330,200 Northwest Natural Gas Co.             21,066,760
     279,407 ONE Gas, Inc.                         20,882,879
     621,377 South Jersey Industries, Inc.         20,797,488
     294,177 Spire, Inc.                           20,783,605
     402,633 UGI Corp.                             20,965,100
     237,668 WGL Holdings, Inc.                    21,093,035
                                               --------------
                                                  167,518,491
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 0.5%
     242,491 Medtronic PLC                         20,759,654
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 0.9%
     394,331 Cardinal Health, Inc.                 19,255,182
     294,465 CVS Health Corp.                      18,948,823
                                               --------------
                                                   38,204,005
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.5%
     126,907 Cracker Barrel Old Country Store,
                Inc.                               19,824,143
     131,618 McDonald's Corp.                      20,623,224


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE
                (CONTINUED)
     415,191 Starbucks Corp.                   $   20,282,080
                                               --------------
                                                   60,729,447
                                               --------------
             HOUSEHOLD DURABLES -- 0.5%
     483,309 Leggett & Platt, Inc.                 21,574,914
                                               --------------
             HOUSEHOLD PRODUCTS -- 2.1%
     158,851 Clorox (The) Co.                      21,484,598
     323,047 Colgate-Palmolive Co.                 20,936,676
     202,479 Kimberly-Clark Corp.                  21,329,138
     270,389 Procter & Gamble (The) Co.            21,106,565
                                               --------------
                                                   84,856,977
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 1.0%
     107,425 3M Co.                                21,132,646
     146,025 Honeywell International, Inc.         21,034,901
                                               --------------
                                                   42,167,547
                                               --------------
             INSURANCE -- 8.2%
     477,169 Aflac, Inc.                           20,527,810
     229,550 Allstate (The) Corp.                  20,951,029
     316,868 Arthur J. Gallagher & Co.             20,685,143
     499,610 Aspen Insurance Holdings Ltd.         20,334,127
     205,025 Assurant, Inc.                        21,218,037
     375,064 Axis Capital Holdings Ltd.            20,861,060
     168,121 Chubb Ltd.                            21,354,729
     308,320 Cincinnati Financial Corp.            20,614,275
     459,752 CNA Financial Corp.                   21,001,471
     177,499 Erie Indemnity Co., Class A           20,813,533
      90,401 Everest Re Group Ltd.                 20,835,623
     575,160 Fidelity National Financial, Inc. 21,637,519 407,154 Hartford Financial Services Group
                (The), Inc.                        20,817,784
     256,819 Marsh & McLennan Cos., Inc.           21,051,454
     450,206 Mercury General Corp.                 20,511,385
     170,010 Travelers (The) Cos., Inc.            20,799,023
                                               --------------
                                                  334,014,002
                                               --------------
             IT SERVICES -- 2.1%
     153,947 Automatic Data Processing, Inc.       20,650,451
   1,128,414 Infosys Ltd., ADR                     21,925,084
     151,549 International Business Machines
                Corp.                              21,171,395
     301,860 Paychex, Inc.                         20,632,131
                                               --------------
                                                   84,379,061
                                               --------------
             MACHINERY -- 3.6%
     154,002 Caterpillar, Inc.                     20,893,451
     156,793 Cummins, Inc.                         20,853,469
     150,616 Deere & Co.                           21,056,117
     287,818 Dover Corp.                           21,068,278
     149,217 Illinois Tool Works, Inc.             20,672,523
     135,037 Parker-Hannifin Corp.                 21,045,517
     131,774 Snap-on, Inc.                         21,178,717
                                               --------------
                                                  146,768,072
                                               --------------
             MEDIA -- 2.1%
     635,074 Comcast Corp., Class A                20,836,778
     280,748 Omnicom Group, Inc.                   21,412,650


                        See Notes to Financial Statements                Page 41

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MEDIA (CONTINUED)
   1,014,647 Shaw Communications, Inc.,
                Class B                        $   20,648,066
     262,986 WPP PLC, ADR                          20,665,440
                                               --------------
                                                   83,562,934
                                               --------------
             MULTILINE RETAIL -- 0.5%
     273,734 Target Corp.                          20,836,632
                                               --------------
             MULTI-UTILITIES -- 6.2%
     352,618 Ameren Corp.                          21,456,805
     399,043 Avista Corp.                          21,013,605
     342,345 Black Hills Corp.                     20,954,938
     452,239 CMS Energy Corp.                      21,381,860
     271,682 Consolidated Edison, Inc.             21,185,762
     309,866 Dominion Energy, Inc.                 21,126,664
     204,627 DTE Energy Co.                        21,205,496
     730,587 MDU Resources Group, Inc.             20,953,235
     387,789 Public Service Enterprise Group,
                Inc.                               20,994,897
     180,376 Sempra Energy                         20,943,457
     294,258 Vectren Corp.                         21,024,734
     331,551 WEC Energy Group, Inc.                21,434,772
                                               --------------
                                                  253,676,225
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 2.7%
     171,550 Chevron Corp.                         21,689,066
     263,778 Exxon Mobil Corp.                     21,822,354
     190,435 Phillips 66                           21,387,755
     297,630 Royal Dutch Shell PLC, Class B,
                ADR                                21,622,820
     349,107 TOTAL S.A., ADR                       21,141,920
                                               --------------
                                                  107,663,915
                                               --------------
             PERSONAL PRODUCTS -- 0.5%
     383,544 Unilever PLC, ADR                     21,202,312
                                               --------------
             PHARMACEUTICALS -- 4.6%
     384,739 Bristol-Myers Squibb Co.              21,291,456
     245,234 Eli Lilly and Co.                     20,925,817
     526,896 GlaxoSmithKline PLC, ADR              21,239,178
     171,577 Johnson & Johnson                     20,819,153
     344,363 Merck & Co., Inc.                     20,902,834
     284,122 Novartis AG, ADR                      21,462,576
     447,809 Novo Nordisk A/S, ADR                 20,652,951
     578,164 Pfizer, Inc.                          20,975,790
     519,349 Sanofi, ADR                           20,779,154
                                               --------------
                                                  189,048,909
                                               --------------
             PROFESSIONAL SERVICES -- 0.5%
     679,161 Nielsen Holdings PLC                  21,006,450
                                               --------------
             ROAD & RAIL -- 0.5%
     148,931 Union Pacific Corp.                   21,100,544
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 2.6%
     214,302 Analog Devices, Inc.                  20,555,848
     414,783 Intel Corp.                           20,618,863
     368,688 QUALCOMM, Inc.                        20,690,771


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
     576,106 Taiwan Semiconductor
                Manufacturing Co., Ltd., ADR   $   21,062,435
     190,884 Texas Instruments, Inc.               21,044,961
                                               --------------
                                                  103,972,878
                                               --------------
             SOFTWARE -- 0.5%
     586,712 CA, Inc.                              20,916,283
                                               --------------
             SPECIALTY RETAIL -- 1.5%
     107,108 Home Depot (The), Inc.                20,896,771
     217,177 Lowe's Cos., Inc.                     20,755,606
     340,404 Williams-Sonoma, Inc.                 20,893,997
                                               --------------
                                                   62,546,374
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 0.5%
     632,401 Canon, Inc., ADR                      20,673,189
                                               --------------
             TEXTILES, APPAREL & LUXURY
                GOODS  -- 0.5%
     259,003 VF Corp.                              21,113,925
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 1.0%
   1,556,894 Capitol Federal Financial, Inc.       20,488,725
   1,173,096 Northwest Bancshares, Inc.            20,400,139
                                               --------------
                                                   40,888,864
                                               --------------
             TOBACCO -- 1.6%
     368,558 Altria Group, Inc.                    20,930,409
     417,665 British American Tobacco PLC,
                ADR                                21,071,199
     263,020 Philip Morris International, Inc.     21,236,235
                                               --------------
                                                   63,237,843
                                               --------------
             TRADING COMPANIES &
                DISTRIBUTORS -- 1.5%
     421,938 Fastenal Co.                          20,307,876
     242,714 MSC Industrial Direct Co., Inc.,
                Class A                            20,594,283
     117,969 Watsco, Inc.                          21,031,513
                                               --------------
                                                   61,933,672
                                               --------------
             WATER UTILITIES -- 0.5%
     599,418 Aqua America, Inc.                    21,087,525
                                               --------------

             TOTAL INVESTMENTS -- 99.7%         4,065,986,345
             (Cost $3,904,839,468) (a)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.3%                10,725,663
                                               --------------
             NET ASSETS -- 100.0%              $4,076,712,008
                                               ==============


Page 42                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

JUNE 30, 2018 (UNAUDITED)

(a) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $273,875,120 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $112,728,243. The net unrealized appreciation was $161,146,877.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1           LEVEL 2           LEVEL 3
                   ---------------------------------------------------
Common Stocks*     $ 4,065,986,345    $           --    $           --
                   ===================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.


                        See Notes to Financial Statements                Page 43

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AIR FREIGHT & LOGISTICS -- 0.9%
       2,055 FedEx Corp.                       $      466,608
                                               --------------
             AIRLINES -- 1.0%
      10,223 SkyWest, Inc.                            530,574
                                               --------------
             AUTO COMPONENTS -- 5.1%
       4,239 Cooper-Standard Holdings, Inc. (a)       553,910
      27,748 Dana, Inc.                               560,232
       3,023 Lear Corp.                               561,704
       9,398 Magna International, Inc.                546,306
      22,936 Modine Manufacturing Co. (a)             418,582
                                               --------------
                                                    2,640,734
                                               --------------
             AUTOMOBILES -- 3.1%
       4,555 Thor Industries, Inc.                    443,612
       4,524 Toyota Motor Corp., ADR                  582,736
      14,422 Winnebago Industries, Inc.               585,533
                                               --------------
                                                    1,611,881
                                               --------------
             BANKS -- 1.1%
      10,146 Toronto-Dominion (The) Bank              587,048
                                               --------------
             CAPITAL MARKETS -- 1.0%
       3,612 Ameriprise Financial, Inc.               505,247
                                               --------------
             CHEMICALS -- 13.1%
       9,478 Cabot Corp.                              585,456
       5,223 Celanese Corp., Series A                 580,066
      11,451 Chemours (The) Co.                       507,966
       5,798 Eastman Chemical Co.                     579,568
      28,580 Ferro Corp. (a)                          595,893
      17,321 Huntsman Corp.                           505,773
       7,802 KMG Chemicals, Inc.                      575,632
      26,400 Kronos Worldwide, Inc.                   594,792
       4,424 LyondellBasell Industries N.V.,
                Class A                               485,977
       7,385 Methanex Corp.                           522,120
      35,923 Rayonier Advanced Materials, Inc.        613,924
       5,362 Westlake Chemical Corp.                  577,112
                                               --------------
                                                    6,724,279
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 2.2%
      42,958 ACCO Brands Corp.                        594,968
       9,565 KAR Auction Services, Inc.               524,162
                                               --------------
                                                    1,119,130
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.1%
      23,537 ARRIS International PLC (a)              575,362
                                               --------------
             CONSUMER FINANCE -- 1.0%
      19,186 Ally Financial, Inc.                     504,016
                                               --------------
             CONTAINERS & PACKAGING -- 2.0%
       9,888 International Paper Co.                  514,967
       4,424 Packaging Corp. of America               494,559
                                               --------------
                                                    1,009,526
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 8.8%
       6,515 Arrow Electronics, Inc. (a)       $      490,449
      26,473 Electro Scientific Industries,
                Inc. (a)                              417,479
      14,970 Insight Enterprises, Inc. (a)            732,482
      21,134 Jabil, Inc.                              584,566
      13,016 Methode Electronics, Inc.                524,545
       5,595 TE Connectivity Ltd.                     503,886
      24,267 Vishay Intertechnology, Inc.             562,995
       4,776 Zebra Technologies Corp.,
                Class A (a)                           684,162
                                               --------------
                                                    4,500,564
                                               --------------
             FOOD & STAPLES RETAILING -- 0.9%
       7,717 Walgreens Boots Alliance, Inc.           463,136
                                               --------------
             FOOD PRODUCTS -- 2.3%
       7,427 Post Holdings, Inc. (a)                  638,871
       7,533 Tyson Foods, Inc., Class A               518,647
                                               --------------
                                                    1,157,518
                                               --------------
             GAS UTILITIES -- 1.1%
       7,278 ONE Gas, Inc.                            543,958
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 4.3%
       3,346 Cigna Corp.                              568,653
       7,938 CVS Health Corp.                         510,810
       5,314 HCA Healthcare, Inc.                     545,216
       5,075 Universal Health Services, Inc.,
                Class B                               565,558
                                               --------------
                                                    2,190,237
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.0%
      16,717 Boyd Gaming Corp.                        579,411
       8,650 Carnival Corp.                           495,732
       9,929 Norwegian Cruise Line Holdings
                Ltd. (a)                              469,145
                                               --------------
                                                    1,544,288
                                               --------------
             HOUSEHOLD DURABLES -- 2.1%
      12,699 D.R. Horton, Inc.                        520,659
      19,460 PulteGroup, Inc.                         559,475
                                               --------------
                                                    1,080,134
                                               --------------
             INSURANCE -- 3.1%
       6,347 Allstate (The) Corp.                     579,290
       3,569 Aon PLC                                  489,560
      13,404 Unum Group                               495,814
                                               --------------
                                                    1,564,664
                                               --------------
             IT SERVICES -- 1.0%
       9,947 CoreLogic, Inc. (a)                      516,249
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.0%
       5,198 IQVIA Holdings, Inc. (a)                 518,864
                                               --------------


Page 44                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MACHINERY -- 5.0%
      14,396 Allison Transmission Holdings,
                Inc.                           $      582,894
       6,912 EnPro Industries, Inc.                   483,494
      22,254 Meritor, Inc. (a)                        457,765
       6,617 Oshkosh Corp.                            465,307
       9,359 PACCAR, Inc.                             579,884
                                               --------------
                                                    2,569,344
                                               --------------
             MEDIA -- 5.6%
       8,986 AMC Networks, Inc., Class A (a)          558,929
         804 Cable One, Inc.                          589,565
      16,077 Comcast Corp., Class A                   527,487
      39,165 Gray Television, Inc. (a)                618,807
       7,750 Nexstar Media Group, Inc., Class A       568,850
                                               --------------
                                                    2,863,638
                                               --------------
             METALS & MINING -- 4.4%
      19,025 ArcelorMittal                            547,539
      16,761 Schnitzer Steel Industries, Inc.,
                Class A                               564,846
      11,958 Steel Dynamics, Inc.                     549,470
      16,848 United States Steel Corp.                585,468
                                               --------------
                                                    2,247,323
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 2.1%
       3,908 Diamondback Energy, Inc.                 514,176
      33,853 Energy Transfer Equity L.P. (b)          583,964
                                               --------------
                                                    1,098,140
                                               --------------
             PAPER & FOREST PRODUCTS -- 2.2%
      13,324 Boise Cascade Co.                        595,583
      20,017 Louisiana-Pacific Corp.                  544,863
                                               --------------
                                                    1,140,446
                                               --------------
             PROFESSIONAL SERVICES -- 0.8%
       4,710 ManpowerGroup, Inc.                      405,343
                                               --------------
             REAL ESTATE MANAGEMENT
                & DEVELOPMENT -- 1.2%
      12,343 CBRE Group, Inc., Class A (a)            589,255
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 9.2%
       7,348 Advanced Energy Industries,
                Inc. (a)                              426,845
       9,798 Applied Materials, Inc.                  452,570
       2,304 Broadcom, Inc.                           559,043
       9,921 Intel Corp.                              493,173
      20,211 Kulicke & Soffa Industries, Inc.         481,426
       2,691 Lam Research Corp.                       465,139
       6,758 Microchip Technology, Inc.               614,640
      12,773 Micron Technology, Inc. (a)              669,816
      24,342 ON Semiconductor Corp. (a)               541,244
                                               --------------
                                                    4,703,896
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SPECIALTY RETAIL -- 2.0%
       5,132 Lithia Motors, Inc., Class A      $      485,333
      12,012 Penske Automotive Group, Inc.            562,762
                                               --------------
                                                    1,048,095
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 2.1%
      10,417 Seagate Technology PLC                   588,248
       6,633 Western Digital Corp.                    513,460
                                               --------------
                                                    1,101,708
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 1.1%
      53,065 MGIC Investment Corp. (a)                568,857
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 2.9%
      11,485 Rush Enterprises, Inc., Class A (a)      498,219
       3,330 United Rentals, Inc. (a)                 491,575
      18,769 Univar, Inc. (a)                         492,498
                                               --------------
                                                    1,482,292
                                               --------------
             TRANSPORTATION INFRASTRUCTURE
                -- 1.1%
      13,740 Macquarie Infrastructure Corp.           579,828
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 1.1%
      23,700 Vodafone Group PLC, ADR                  576,147
                                               --------------
             TOTAL INVESTMENTS -- 100.0%           51,328,329
             (Cost $52,581,447) (c)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.0)%                 (18,290)
                                               --------------
             NET ASSETS -- 100.0%              $   51,310,039
                                               ==============

(a)   Non-income producing security.

(b)   Security is a Master Limited Partnership ("MLP").

(c) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $965,894 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,219,012. The net unrealized depreciation was $1,253,118.

ADR   - American Depositary Receipt


                        See Notes to Financial Statements                Page 45

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

JUNE 30, 2018 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1           LEVEL 2           LEVEL 3
                   ---------------------------------------------------
Common Stocks*     $    51,328,329    $           --    $           --
                   ===================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.


Page 46                 See Notes to Financial Statements

                      This page intentionally left blank.

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2018 (UNAUDITED)

                                                                            FIRST TRUST        FIRST TRUST       FIRST TRUST
                                                                          DOW JONES SELECT     MORNINGSTAR        US EQUITY
                                                                              MICROCAP      DIVIDEND LEADERS    OPPORTUNITIES
                                                                             INDEX FUND        INDEX FUND            ETF
                                                                               (FDM)              (FDL)             (FPX)
                                                                          ----------------  -----------------  ----------------

ASSETS:
Investments, at value...............................................       $  132,787,791    $ 1,451,990,812    $1,199,889,115
Cash................................................................               18,662            399,835           318,261
Receivables:
      Capital shares sold...........................................                   --                 --                --
      Investment securities sold....................................                   --          5,708,275                --
      Dividends.....................................................              144,338          3,109,716           562,274
      Securities lending income.....................................                3,169                 --           100,339
      Reclaims......................................................                   --                 --                --
Prepaid expenses....................................................                8,328             10,360            30,265
                                                                           --------------    ---------------    --------------
      Total Assets..................................................          132,962,288      1,461,218,998     1,200,900,254
                                                                           --------------    ---------------    --------------
LIABILITIES:
Payables:
      Investment securities purchased...............................                   --                 --                --
      Collateral for securities on loan.............................            2,929,907                 --        42,629,496
      Investment advisory fees......................................               26,983            345,798           381,018
      Audit and tax fees............................................               14,293             14,293            14,293
      Printing fees.................................................                5,486             62,271            39,288
      Capital shares redeemed.......................................                   --          5,716,736                --
      Licensing fees................................................                   --            339,014           288,084
      Trustees' fees................................................                   --                 39                --
Other liabilities...................................................               40,483            330,942           256,940
                                                                           --------------    ---------------    --------------
      Total Liabilities.............................................            3,017,152          6,809,093        43,609,119
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $  129,945,136    $ 1,454,409,905    $1,157,291,135
                                                                           ==============    ===============    ==============
NET ASSETS CONSIST OF:
Paid-in capital.....................................................       $  132,007,923    $ 1,440,847,524    $1,008,408,683
Par value...........................................................               25,550            509,000           162,000
Accumulated net investment income (loss)............................              146,717          2,758,373           343,688
Accumulated net realized gain (loss) on investments and foreign
   currency transactions............................................          (19,916,843)         4,834,114       (44,801,740)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation.....................................           17,681,789          5,460,894       193,178,504
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $  129,945,136    $ 1,454,409,905    $1,157,291,135
                                                                           ==============    ===============    ==============
NET ASSET VALUE, per share..........................................       $        50.86    $         28.57    $        71.44
                                                                           ==============    ===============    ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share).......................................            2,555,000         50,900,002        16,200,002
                                                                           ==============    ===============    ==============
Investments, at cost................................................       $  115,106,002    $ 1,446,529,918    $1,006,710,611
                                                                           ==============    ===============    ==============
Securities on loan, at value........................................       $    2,834,893    $            --    $   41,135,789
                                                                           ==============    ===============    ==============


Page 48                 See Notes to Financial Statements

  FIRST TRUST        FIRST TRUST       FIRST TRUST        FIRST TRUST       FIRST TRUST
   NYSE ARCA          DOW JONES          CAPITAL         VALUE LINE(R)    VALUE LINE(R) 100
 BIOTECHNOLOGY        INTERNET           STRENGTH          DIVIDEND       EXCHANGE-TRADED
   INDEX FUND        INDEX FUND            ETF            INDEX FUND            FUND
     (FBT)              (FDN)             (FTCS)             (FVD)             (FVL)
----------------  -----------------  ----------------  -----------------  ----------------


 $1,684,592,028    $ 8,934,333,601    $  937,036,560    $ 4,065,986,345    $   51,328,329
      2,072,356                 --           609,377          5,267,261            43,499

             --         20,664,971         5,095,692                 --                --
             --         13,772,906                --                 --                --
         23,873              5,702           598,130          8,829,607            29,876
         68,796            217,831                --                 --                --
         47,472                 --                --            630,990             5,499
          6,181             20,258             5,501             19,914             2,692
 --------------    ---------------    --------------    ---------------    --------------
  1,686,810,706      8,969,015,269       943,345,260      4,080,734,117        51,409,895
 --------------    ---------------    --------------    ---------------    --------------


             --         20,663,687         5,093,396                 --                --
     67,486,252        104,639,709                --                 --                --
        530,523          2,924,952           384,543          1,576,883             9,648
         14,293             14,293            14,293             14,293            14,293
         49,011            199,180            25,080            150,152             3,673
             --         13,773,669                --                 --                --
        818,612          2,205,858            21,569          1,527,608            21,076
             --                 --                --                 65                --
        325,242          1,275,547           210,290            753,108            51,166
 --------------    ---------------    --------------    ---------------    --------------
     69,223,933        145,696,895         5,749,171          4,022,109            99,856
 --------------    ---------------    --------------    ---------------    --------------
 $1,617,586,773    $ 8,823,318,374    $  937,596,089    $ 4,076,712,008    $   51,310,039
 ==============    ===============    ==============    ===============    ==============

 $1,612,635,116    $ 6,448,486,580    $  879,516,578    $ 3,916,750,976    $   55,539,901
        115,500            641,000           183,500          1,346,880            22,400
     (1,297,724)        (9,599,636)          452,064          7,624,171            23,846

    (88,560,333)       192,292,022        29,437,065        (10,157,117)       (3,023,004)

     94,694,214      2,191,498,408        28,006,882        161,147,098        (1,253,104)
 --------------    ---------------    --------------    ---------------    --------------
 $1,617,586,773    $ 8,823,318,374    $  937,596,089    $ 4,076,712,008    $   51,310,039
 ==============    ===============    ==============    ===============    ==============
 $       140.05    $        137.65    $        51.10    $         30.27    $        22.91
 ==============    ===============    ==============    ===============    ==============

     11,550,002         64,100,002        18,350,002        134,687,986         2,239,982
 ==============    ===============    ==============    ===============    ==============
 $1,589,897,814    $ 6,742,835,193    $  909,029,678    $ 3,904,839,468    $   52,581,447
 ==============    ===============    ==============    ===============    ==============
 $   69,065,919    $    99,690,656    $           --    $            --    $           --
 ==============    ===============    ==============    ===============    ==============


                        See Notes to Financial Statements                Page 49

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2018 (UNAUDITED)

                                                                            FIRST TRUST        FIRST TRUST       FIRST TRUST
                                                                          DOW JONES SELECT     MORNINGSTAR        US EQUITY
                                                                              MICROCAP      DIVIDEND LEADERS    OPPORTUNITIES
                                                                             INDEX FUND        INDEX FUND            ETF
                                                                               (FDM)              (FDL)             (FPX)
                                                                          ----------------  -----------------  ----------------

INVESTMENT INCOME:
Dividends...........................................................       $      847,623    $    32,006,844    $    7,310,736
Securities lending income (net of fees).............................               46,432                 --           792,018
Foreign withholding tax.............................................                   --                 --           (14,199)
                                                                           --------------    ---------------    --------------
      Total investment income.......................................              894,055         32,006,844         8,088,555
                                                                           --------------    ---------------    --------------

EXPENSES:
Investment advisory fees............................................              264,075          2,329,218         2,146,319
Licensing fees......................................................               31,689            702,104           536,577
Accounting and administration fees..................................               29,001            360,863           265,137
Custodian fees......................................................               28,759             55,409            65,643
Audit and tax fees..................................................               11,574             11,574            11,574
Printing fees.......................................................                5,006             57,294            41,166
Trustees' fees and expenses.........................................                3,546              4,561             4,203
Listing fees........................................................                2,710              5,189               646
Transfer agent fees.................................................                2,641             31,807            25,809
Legal fees..........................................................                1,994             33,004            19,894
Registration and filing fees........................................                1,105                 --             4,723
Other expenses......................................................                1,906             19,654            10,955
                                                                           --------------    ---------------    --------------
      Total expenses................................................              384,006          3,610,677         3,132,646
      Less fees waived and expenses reimbursed by the investment
         advisor ...................................................              (67,115)          (116,850)               --
                                                                           --------------    ---------------    --------------
      Net expenses..................................................              316,891          3,493,827         3,132,646
                                                                           --------------    ---------------    --------------
NET INVESTMENT INCOME (LOSS)........................................              577,164         28,513,017         4,955,909
                                                                           --------------    ---------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................              475,627        (65,448,791)          123,205
      In-kind redemptions...........................................                   --        121,640,808        40,669,335
      Foreign currency transactions.................................                   --                 --                --
                                                                           --------------    ---------------    --------------
Net realized gain (loss)............................................              475,627         56,192,017        40,792,540
                                                                           --------------    ---------------    --------------
Net change in unrealized appreciation (depreciation) on:
      Investments...................................................            7,388,676       (141,178,035)        5,446,568
      Foreign currency translation..................................                   --                 --                --
                                                                           --------------    ---------------    --------------
Net change in unrealized appreciation (depreciation)................            7,388,676       (141,178,035)        5,446,568
                                                                           --------------    ---------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................            7,864,303        (84,986,018)       46,239,108
                                                                           --------------    ---------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................       $    8,441,467    $   (56,473,001)   $   51,195,017
                                                                           ==============    ===============    ==============


Page 50                 See Notes to Financial Statements

  FIRST TRUST        FIRST TRUST       FIRST TRUST        FIRST TRUST       FIRST TRUST
   NYSE ARCA          DOW JONES          CAPITAL         VALUE LINE(R)    VALUE LINE(R) 100
 BIOTECHNOLOGY        INTERNET           STRENGTH          DIVIDEND       EXCHANGE-TRADED
   INDEX FUND        INDEX FUND            ETF            INDEX FUND            FUND
     (FBT)              (FDN)             (FTCS)             (FVD)             (FVL)
----------------  -----------------  ----------------  -----------------  ----------------


 $    2,210,901    $     8,326,925    $    7,567,099    $    67,199,340    $      319,414
        619,606            565,259                --                 --                --
        (95,595)                --                --         (1,183,739)           (1,854)
 --------------    ---------------    --------------    ---------------    --------------
      2,734,912          8,892,184         7,567,099         66,015,601           317,560
 --------------    ---------------    --------------    ---------------    --------------


      2,880,705         14,134,020         1,994,665         10,190,522           133,752
        576,144          2,198,894            43,662          3,081,682            42,416
        338,327          1,155,240           200,059            786,042            14,119
         76,228            384,987            45,993            153,826             8,939
         11,574             11,574            11,574             11,574            11,574
         52,796            229,751            30,747            164,262             3,081
          4,444              7,829             3,989              6,318             3,514
          2,711              5,190               377             13,041            10,910
         30,403            100,741            19,941             63,350             1,337
         24,483            117,713            13,203             82,378             1,146
         21,948             92,825            20,083                557                --
         12,873             53,056             6,176             41,551             2,143
 --------------    ---------------    --------------    ---------------    --------------
      4,032,636         18,491,820         2,390,469         14,595,103           232,931

             --                 --                --           (328,372)          (45,678)
 --------------    ---------------    --------------    ---------------    --------------
      4,032,636         18,491,820         2,390,469         14,266,731           187,253
 --------------    ---------------    --------------    ---------------    --------------
     (1,297,724)        (9,599,636)        5,176,630         51,748,870           130,307
 --------------    ---------------    --------------    ---------------    --------------


     12,310,165        (59,126,282)      (21,201,772)       (61,513,162)         (485,862)
    129,719,725        487,796,930        69,252,104        175,103,955         1,388,547
             --                 --                --             (7,801)               --
 --------------    ---------------    --------------    ---------------    --------------
    142,029,890        428,670,648        48,050,332        113,582,992           902,685
 --------------    ---------------    --------------    ---------------    --------------

     14,538,409      1,097,242,698       (52,798,548)      (198,050,613)       (1,922,246)
             --                 --                --               (711)              (23)
 --------------    ---------------    --------------    ---------------    --------------
     14,538,409      1,097,242,698       (52,798,548)      (198,051,324)       (1,922,269)
 --------------    ---------------    --------------    ---------------    --------------
    156,568,299      1,525,913,346        (4,748,216)       (84,468,332)       (1,019,584)
 --------------    ---------------    --------------    ---------------    --------------

 $  155,270,575    $ 1,516,313,710    $      428,414    $   (32,719,462)   $     (889,277)
 ==============    ===============    ==============    ===============    ==============


                        See Notes to Financial Statements                Page 51

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      FIRST TRUST                           FIRST TRUST
                                                                   DOW JONES SELECT                         MORNINGSTAR
                                                                       MICROCAP                          DIVIDEND LEADERS
                                                                      INDEX FUND                            INDEX FUND
                                                                         (FDM)                                 (FDL)
                                                          -----------------------------------   -----------------------------------
                                                          Six Months Ended                      Six Months Ended
                                                             6/30/2018          Year Ended         6/30/2018          Year Ended
                                                            (Unaudited)         12/31/2017        (Unaudited)         12/31/2017
                                                          ----------------   ----------------   ----------------   ----------------
OPERATIONS:
Net investment income (loss)...........................   $        577,164   $        812,905   $     28,513,017   $     55,003,112
Net realized gain (loss)...............................            475,627          9,434,698         56,192,017        159,135,760
Net change in unrealized appreciation (depreciation)...          7,388,676         (4,670,191)      (141,178,035)       (19,118,314)
                                                          ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets resulting
   from operations.....................................          8,441,467          5,577,412        (56,473,001)       195,020,558
                                                          ----------------   ----------------   ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................           (430,447)          (908,212)       (25,663,581)       (56,593,922)
                                                          ----------------   ----------------   ----------------   ----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................         24,922,487         20,308,722        308,698,579        664,561,022
Cost of shares redeemed................................                 --        (44,741,959)      (491,451,425)      (862,152,243)
                                                          ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions.......................         24,922,487        (24,433,237)      (182,752,846)      (197,591,221)
                                                          ----------------   ----------------   ----------------   ----------------
Total increase (decrease) in net assets................         32,933,507        (19,764,037)      (264,889,428)       (59,164,585)

NET ASSETS:
Beginning of period....................................         97,011,629        116,775,666      1,719,299,333      1,778,463,918
                                                          ----------------   ----------------   ----------------   ----------------
End of period..........................................   $    129,945,136   $     97,011,629   $  1,454,409,905   $  1,719,299,333
                                                          ================   ================   ================   ================
Accumulated net investment income (loss)
   at end of period....................................   $        146,717   $             --   $      2,758,373   $        (91,063)
                                                          ================   ================   ================   ================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................          2,055,000          2,655,000         57,200,002         64,100,002
Shares sold............................................            500,000            450,000         10,700,000         22,900,000
Shares redeemed........................................                 --         (1,050,000)       (17,000,000)       (29,800,000)
                                                          ----------------   ----------------   ----------------   ----------------
Shares outstanding, end of period......................          2,555,000          2,055,000         50,900,002         57,200,002
                                                          ================   ================   ================   ================


Page 52                 See Notes to Financial Statements

            FIRST TRUST                           FIRST TRUST                           FIRST TRUST
             US EQUITY                             NYSE ARCA                             DOW JONES
           OPPORTUNITIES                         BIOTECHNOLOGY                           INTERNET
                ETF                               INDEX FUND                            INDEX FUND
               (FPX)                                 (FBT)                                 (FDN)
-----------------------------------   -----------------------------------   -----------------------------------
Six Months Ended                      Six Months Ended                      Six Months Ended
   6/30/2018          Year Ended         6/30/2018          Year Ended         6/30/2018          Year Ended
  (Unaudited)         12/31/2017        (Unaudited)         12/31/2017        (Unaudited)         12/31/2017
----------------   ----------------   ----------------   ----------------   ----------------   ----------------

$      4,955,909   $      5,726,923   $     (1,297,724)  $       (806,724)  $     (9,599,636)  $    (14,212,652)
      40,792,540         55,915,695        142,029,890         32,801,434        428,670,648        493,372,496
       5,446,568        130,247,878         14,538,409        267,489,817      1,097,242,698        912,068,438
----------------   ----------------   ----------------   ----------------   ----------------   ----------------

      51,195,017        191,890,496        155,270,575        299,484,527      1,516,313,710      1,391,228,282
----------------   ----------------   ----------------   ----------------   ----------------   ----------------


      (4,612,221)        (6,231,361)                --                 --                 --                 --
----------------   ----------------   ----------------   ----------------   ----------------   ----------------


     265,576,053        442,823,110        485,356,303        186,132,148      2,846,070,171      2,369,979,673
    (136,599,393)      (260,774,732)      (230,850,791)       (82,190,788)    (1,029,885,915)    (1,757,121,476)
----------------   ----------------   ----------------   ----------------   ----------------   ----------------

     128,976,660        182,048,378        254,505,512        103,941,360      1,816,184,256        612,858,197
----------------   ----------------   ----------------   ----------------   ----------------   ----------------
     175,559,456        367,707,513        409,776,087        403,425,887      3,332,497,966      2,004,086,479


     981,731,679        614,024,166      1,207,810,686        804,384,799      5,490,820,408      3,486,733,929
----------------   ----------------   ----------------   ----------------   ----------------   ----------------
$  1,157,291,135   $    981,731,679   $  1,617,586,773   $  1,207,810,686   $  8,823,318,374   $  5,490,820,408
================   ================   ================   ================   ================   ================

$        343,688   $             --   $     (1,297,724)  $             --   $     (9,599,636)  $             --
================   ================   ================   ================   ================   ================


      14,400,002         11,350,002          9,700,002          8,850,002         50,000,002         43,700,002
       3,700,000          7,250,000          3,550,000          1,600,000         22,200,000         24,150,000
      (1,900,000)        (4,200,000)        (1,700,000)          (750,000)        (8,100,000)       (17,850,000)
----------------   ----------------   ----------------   ----------------   ----------------   ----------------
      16,200,002         14,400,002         11,550,002          9,700,002         64,100,002         50,000,002
================   ================   ================   ================   ================   ================


                        See Notes to Financial Statements                Page 53

FIRST TRUST EXCHANGE-TRADED FUND

                                                                      FIRST TRUST                           FIRST TRUST
                                                                   CAPITAL STRENGTH                   VALUE LINE(R) DIVIDEND
                                                                          ETF                               INDEX FUND
                                                                        (FTCS)                                 (FVD)
                                                          -----------------------------------   -----------------------------------
                                                          Six Months Ended                      Six Months Ended
                                                             6/30/2018          Year Ended         6/30/2018          Year Ended
                                                            (Unaudited)         12/31/2017        (Unaudited)         12/31/2017
                                                          ----------------   ----------------   ----------------   ----------------
OPERATIONS:
Net investment income (loss)..........................    $      5,176,630   $      5,948,746   $     51,748,870   $     79,934,330
Net realized gain (loss)..............................          48,050,332         36,081,254        113,582,992        187,060,882
Net change in unrealized appreciation (depreciation)..         (52,798,548)        63,244,829       (198,051,324)       160,582,654
                                                          ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets resulting
   from operations....................................             428,414        105,274,829        (32,719,462)       427,577,866
                                                          ----------------   ----------------   ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................          (4,739,850)        (5,933,462)       (44,124,699)       (82,356,171)
                                                          ----------------   ----------------   ----------------   ----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.............................         757,593,820        517,169,745        941,631,784      2,713,663,936
Cost of shares redeemed...............................        (439,785,775)      (312,601,674)      (982,905,970)    (1,757,036,859)
                                                          ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions......................         317,808,045        204,568,071        (41,274,186)       956,627,077
                                                          ----------------   ----------------   ----------------   ----------------
Total increase (decrease) in net assets...............         313,496,609        303,909,438       (118,118,347)     1,301,848,772

NET ASSETS:
Beginning of period...................................         624,099,480        320,190,042      4,194,830,355      2,892,981,583
                                                          ----------------   ----------------   ----------------   ----------------
End of period.........................................    $    937,596,089   $    624,099,480   $  4,076,712,008   $  4,194,830,355
                                                          ================   ================   ================   ================
Accumulated net investment income (loss)
   at end of period...................................    $        452,064   $         15,284   $      7,624,171   $             --
                                                          ================   ================   ================   ================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...............          12,250,002          7,850,002        136,037,986        103,237,986
Shares sold...........................................          14,500,000         11,250,000         31,050,000         92,200,000
Shares redeemed.......................................          (8,400,000)        (6,850,000)       (32,400,000)       (59,400,000)
                                                          ----------------   ----------------   ----------------   ----------------
Shares outstanding, end of period.....................          18,350,002         12,250,002        134,687,986        136,037,986
                                                          ================   ================   ================   ================


Page 54                 See Notes to Financial Statements

            FIRST TRUST
         VALUE LINE(R) 100
       EXCHANGE-TRADED FUND
               (FVL)
-----------------------------------
Six Months Ended
   6/30/2018          Year Ended
  (Unaudited)         12/31/2017
----------------   ----------------

$        130,307   $        392,778
         902,685          3,981,719
      (1,922,269)           364,913
----------------   ----------------

        (889,277)         4,739,410
----------------   ----------------


        (106,461)          (463,929)
----------------   ----------------


      26,247,717         39,249,030
     (29,699,268)       (40,410,393)
----------------   ----------------

      (3,451,551)        (1,161,363)
----------------   ----------------
      (4,447,289)         3,114,118


      55,757,328         52,643,210
----------------   ----------------
$     51,310,039   $     55,757,328
================   ================

$         23,846   $             --
================   ================


       2,389,982          2,439,982
       1,100,000          1,700,000
      (1,250,000)        (1,750,000)
----------------   ----------------
       2,239,982          2,389,982
================   ================


                        See Notes to Financial Statements                Page 55

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

                                           SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2018     ------------------------------------------------------------------------
                                          (UNAUDITED)        2017           2016           2015           2014           2013
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    47.21     $    43.98     $    32.92     $    33.21     $    32.47     $    22.87
                                           ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.24           0.42           0.49           0.49           0.23           0.25
Net realized and unrealized gain (loss)          3.59           3.27          11.07          (0.30)          0.76           9.62
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                 3.83           3.69          11.56           0.19           0.99           9.87
                                           ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.18)         (0.46)         (0.50)         (0.48)         (0.25)         (0.27)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    50.86     $    47.21     $    43.98     $    32.92     $    33.21     $    32.47
                                           ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 8.13%          8.44%         35.45%          0.55%          3.08%         43.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $  129,945     $   97,012     $  116,776     $   49,551     $   51,648     $   91,080
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.73% (b)      0.71%          0.75%          0.73%          0.70%          0.72%
Ratio of net expenses to average net
   assets                                        0.60% (b)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                            1.09% (b)      0.89%          1.52%          1.46%          0.71%          0.93%
Portfolio turnover rate (c)                         7%            55%            48%            63%            49%            70%


FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

                                           SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2018     ------------------------------------------------------------------------
                                          (UNAUDITED)        2017           2016           2015           2014           2013
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    30.06     $    27.75     $    23.69     $    23.94     $    21.93     $    18.46
                                           ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.54           0.93           0.82           0.86           0.80           0.69
Net realized and unrealized gain (loss)         (1.54)          2.34           4.05          (0.25)          2.01           3.47
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                (1.00)          3.27           4.87           0.61           2.81           4.16
                                           ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.49)         (0.96)         (0.81)         (0.86)         (0.80)         (0.69)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    28.57     $    30.06     $    27.75     $    23.69     $    23.94     $    21.93
                                           ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                (3.32)%        11.93%         20.72%          2.73%         12.96%         22.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $1,454,410     $1,719,299     $1,778,464     $  875,294     $  985,151     $  687,437
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.47% (b)      0.47%          0.48%          0.48%          0.49%          0.49%
Ratio of net expenses to average net
   assets                                        0.45% (b)      0.45%          0.45%          0.45%          0.45%          0.45%
Ratio of net investment income (loss) to
   average net assets                            3.67% (b)      3.18%          3.27%          3.59%          3.55%          3.61%
Portfolio turnover rate (c)                        27%            43%            50%            61%            40%            35%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 56                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

                                           SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2018     ------------------------------------------------------------------------
                                          (UNAUDITED)        2017           2016           2015           2014           2013
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    68.18     $    54.10     $    51.11     $    50.32     $    45.34     $    30.82
                                           ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.31           0.43           0.31           0.31           0.41           0.22
Net realized and unrealized gain (loss)          3.24          14.12           3.10           0.80           4.97          14.53
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                 3.55          14.55           3.41           1.11           5.38          14.75
                                           ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.29)         (0.47)         (0.42)         (0.32)         (0.40)         (0.23)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    71.44     $    68.18     $    54.10     $    51.11     $    50.32     $    45.34
                                           ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 5.23%         26.96%          6.70%          2.19%         11.91%         47.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $1,157,291     $  981,732     $  614,024     $  789,693     $  535,943     $  351,376
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.58% (b)      0.59%          0.60%          0.60%          0.60%          0.66%
Ratio of net expenses to average net
   assets                                        0.58% (b)      0.59%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                            0.92% (b)      0.71%          0.58%          0.61%          0.89%          0.69%
Portfolio turnover rate (c)                        22%            31%            41%            41%            46%            30%


FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

                                           SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2018     ------------------------------------------------------------------------
                                          (UNAUDITED)        2017           2016           2015           2014           2013
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $   124.52     $    90.89     $   113.06     $   101.99     $    69.12     $    46.05
                                           ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    (0.11)         (0.08)         (0.32)          0.09           0.04          (0.10)
Net realized and unrealized gain (loss)         15.64          33.71         (21.85)         11.11          32.88          23.17
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                15.53          33.63         (22.17)         11.20          32.92          23.07
                                           ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              --             --             --          (0.13)         (0.05)            --
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $   140.05     $   124.52     $    90.89     $   113.06     $   101.99     $    69.12
                                           ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                12.48%         36.99%        (19.60)%        10.97%         47.63%         50.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $1,617,587     $1,207,811     $  804,385     $3,437,024     $2,126,581     $  953,910
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.56% (b)      0.56%          0.56%          0.55%          0.58%          0.60%
Ratio of net expenses to average net
   assets                                        0.56% (b)      0.56%          0.56%          0.55%          0.58%          0.60%
Ratio of net investment income (loss) to
   average net assets                           (0.18)%(b)     (0.08)%        (0.27)%         0.08%          0.06%         (0.26)%
Portfolio turnover rate (c)                        29%           36%            42%             30%            58%            48%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 57

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

                                           SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2018     ------------------------------------------------------------------------
                                          (UNAUDITED)        2017           2016           2015           2014           2013
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $   109.82     $    79.79     $    74.64     $    61.30     $    59.84     $    39.01
                                           ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    (0.15)         (0.28)         (0.27)         (0.14)         (0.08)         (0.11)
Net realized and unrealized gain (loss)         27.98          30.31           5.42          13.48           1.54          20.94
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                27.83          30.03           5.15          13.34           1.46          20.83
                                           ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              --             --             --             --             --             --
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $   137.65     $   109.82     $    79.79     $    74.64     $    61.30     $    59.84
                                           ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                25.35%         37.62%          6.91%         21.77%          2.42%         53.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $8,823,318     $5,490,820     $3,486,734     $4,914,821     $1,976,793     $1,929,852
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.52% (b)      0.53%          0.54%          0.54%          0.54%          0.57%
Ratio of net expenses to average net
   assets                                        0.52% (b)      0.53%          0.54%          0.54%          0.54%          0.57%
Ratio of net investment income (loss) to
   average net assets                           (0.27)%(b)     (0.32)%        (0.35)%        (0.29)%        (0.13)%        (0.28)%
Portfolio turnover rate (c)                        11%            22%            21%            28%            27%            17%


FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

                                           SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2018     ------------------------------------------------------------------------
                                          (UNAUDITED)        2017           2016           2015           2014           2013
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    50.95     $    40.79     $    38.12     $    38.08     $    33.70     $    25.16
                                           ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.30           0.59           0.58           0.57           0.72           0.45
Net realized and unrealized gain (loss)          0.13          10.16           2.67           0.04           4.43           8.54
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                 0.43          10.75           3.25           0.61           5.15           8.99
                                           ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.28)         (0.59)         (0.58)         (0.57)         (0.77)         (0.45)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    51.10     $    50.95     $    40.79     $    38.12     $    38.08     $    33.70
                                           ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 0.83%         26.49%          8.57%          1.64%         15.46%         35.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $  937,596     $  624,099     $  320,190     $  165,815     $   85,686     $   65,706
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.60% (b)      0.61%          0.64%          0.65%          0.66%          0.76%
Ratio of net expenses to average net
   assets                                        0.60% (b)      0.61%          0.64%          0.65%          0.65%          0.65%
Ratio of net investment income (loss) to
   average net assets                            1.30% (b)      1.33%          1.55%          1.59%          2.07%          1.59%
Portfolio turnover rate (c)                        70%            85%            85%            96%            89%           156%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 58                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

                                           SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2018     ------------------------------------------------------------------------
                                          (UNAUDITED)        2017           2016           2015           2014           2013
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    30.84     $    28.02     $    23.86     $    24.13     $    21.36     $    17.29
                                           ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.39           0.63           0.56           0.55           0.58           0.50
Net realized and unrealized gain (loss)         (0.63)          2.84           4.17          (0.26)          2.78           4.06
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                (0.24)          3.47           4.73           0.29           3.36           4.56
                                           ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.33)         (0.65)         (0.57)         (0.56)         (0.59)         (0.49)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    30.27     $    30.84     $    28.02     $    23.86     $    24.13     $    21.36
                                           ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                (0.78)%        12.48%         19.94%          1.26%         15.94%         26.57%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $4,076,712     $4,194,830     $2,892,982     $1,188,031     $1,089,299     $  796,361
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.72% (b)      0.72%          0.73%          0.74%          0.75%          0.76%
Ratio of net expenses to average net
   assets                                        0.70% (b)      0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                            2.54% (b)      2.19%          2.31%          2.40%          2.63%          2.57%
Portfolio turnover rate (c)                        28%            50%            60%            82%            63%            71%


FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

                                           SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2018     ------------------------------------------------------------------------
                                          (UNAUDITED)        2017           2016           2015           2014           2013
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    23.33     $    21.58     $    19.71     $    20.41     $    18.44     $    13.27
                                           ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.06           0.16           0.12           0.07           0.11           0.06
Net realized and unrealized gain (loss)         (0.43)          1.78           1.87          (0.71) (d)      1.98           5.17
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                (0.37)          1.94           1.99          (0.64)          2.09           5.23
                                           ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.05)         (0.19)         (0.12)         (0.06)         (0.12)         (0.06)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    22.91     $    23.33     $    21.58     $    19.71     $    20.41     $    18.44
                                           ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                (1.60)%         9.05%         10.14%         (3.13)%(d)     11.33%         39.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $   51,310     $   55,757     $   52,643     $   53,013     $   60,008     $   56,058
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.87% (b)      0.85%          0.87%          0.84%          0.84%          0.87%
Ratio of net expenses to average net
   assets                                        0.70% (b)      0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                            0.49% (b)      0.73%          0.59%          0.32%          0.57%          0.35%
Portfolio turnover rate (c)                       222%           466%           491%           404%           325%           350%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d) The Fund received a payment from the Advisor in the amount of $95,996 in connection with a trade error, which represents $0.03 per share. Since the Advisor reimbursed the Fund, there was no effect on the Fund's total return.


                        See Notes to Financial Statements                Page 59

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NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty exchange-traded funds. This report covers the eight funds listed below:

        First Trust Dow Jones Select MicroCap Index Fund - (NYSE Arca, Inc.
           ("NYSE Arca") ticker "FDM")
        First Trust Morningstar Dividend Leaders Index Fund - (NYSE Arca ticker
           "FDL")
        First Trust US Equity Opportunities ETF - (NYSE Arca ticker "FPX") First Trust NYSE Arca Biotechnology Index Fund - (NYSE Arca ticker
           "FBT")
        First Trust Dow Jones Internet Index Fund - (NYSE Arca ticker "FDN") First Trust Capital Strength ETF - (The Nasdaq Stock Market LLC
           ("Nasdaq") ticker "FTCS")
        First Trust Value Line(R) Dividend Index Fund - (NYSE Arca ticker
           "FVD")
        First Trust Value Line(R) 100 Exchange-Traded Fund - (NYSE Arca ticker
           "FVL")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                    INDEX
First Trust Dow Jones Select MicroCap Index Fund        Dow Jones Select MicroCap Index(SM)
First Trust Morningstar Dividend Leaders Index Fund     Morningstar(R) Dividend Leaders Index(SM)
First Trust US Equity Opportunities ETF                 IPOX(R)-100 U.S. Index
First Trust NYSE Arca Biotechnology Index Fund          NYSE Arca Biotechnology Index(SM)
First Trust Dow Jones Internet Index Fund               Dow Jones Internet Composite Index(SM)
First Trust Capital Strength ETF                        The Capital Strength Index(SM)
First Trust Value Line(R) Dividend Index Fund           Value Line(R) Dividend Index
First Trust Value Line(R) 100 Exchange-Traded Fund      Value Line(R) 100 Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of June 30, 2018, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in real estate investment trust ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At June 30, 2018, only FDM, FPX, FBT, and FDN had securities in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the six months ended June 30, 2018, were received as collateral for lending securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2017 was as follows:

                                                             Distributions        Distributions        Distributions
                                                               paid from            paid from            paid from
                                                            Ordinary Income       Capital Gains      Return of Capital
                                                           ------------------    ----------------    -----------------
First Trust Dow Jones Select MicroCap Index Fund             $      908,212        $         --        $          --
First Trust Morningstar Dividend Leaders Index Fund              56,593,922                  --                   --
First Trust US Equity Opportunities ETF                           6,231,361                  --                   --
First Trust NYSE Arca Biotechnology Index Fund                           --                  --                   --
First Trust Dow Jones Internet Index Fund                                --                  --                   --
First Trust Capital Strength ETF                                  5,933,462                  --                   --
First Trust Value Line(R) Dividend Index Fund                    82,356,171                  --                   --
First Trust Value Line(R) 100 Exchange-Traded Fund                  463,929                  --                   --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

As of December 31, 2017, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                   Accumulated
                                                             Undistributed         Capital and        Net Unrealized
                                                                Ordinary              Other            Appreciation
                                                                 Income            Gain (Loss)        (Depreciation)
                                                           ------------------    ----------------    -----------------
First Trust Dow Jones Select MicroCap Index Fund             $           --        $(20,085,981)       $   9,986,624
First Trust Morningstar Dividend Leaders Index Fund                      --         (36,456,168)         131,646,131
First Trust US Equity Opportunities ETF                                  --         (81,004,309)         183,141,965
First Trust NYSE Arca Biotechnology Index Fund                           --        (203,681,149)          53,246,731
First Trust Dow Jones Internet Index Fund                                --        (103,786,529)         961,663,613
First Trust Capital Strength ETF                                     15,284         (16,335,160)          78,527,323
First Trust Value Line(R) Dividend Index Fund                            --         (52,696,550)         288,154,863
First Trust Value Line(R) 100 Exchange-Traded Fund                       --          (3,653,651)             397,027

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014, 2015, 2016, and 2017 remain open to federal and state audit. As of June 30, 2018, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2017, the Funds had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                              Capital Loss            Post-                Total
                                                               Available           Enactment -            Capital
                                                                Through                 No                 Loss
                                                                  2018              Expiration           Available
                                                           ------------------    ----------------    -----------------
First Trust Dow Jones Select MicroCap Index Fund             $    5,096,533        $ 14,989,448        $  20,085,981
First Trust Morningstar Dividend Leaders Index Fund                 473,435          35,982,733           36,456,168
First Trust US Equity Opportunities ETF                              65,058          80,939,251           81,004,309
First Trust NYSE Arca Biotechnology Index Fund                    1,039,054         202,642,095          203,681,149
First Trust Dow Jones Internet Index Fund                                --         103,786,529          103,786,529
First Trust Capital Strength ETF                                  1,367,556          14,967,604           16,335,160
First Trust Value Line(R) Dividend Index Fund                       437,987          52,258,563           52,696,550
First Trust Value Line(R) 100 Exchange-Traded Fund                       --           3,653,551            3,653,551

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

During the taxable year ended December 31, 2017, the following Funds utilized capital loss carryforwards in the following amounts:

                                                          Pre-Enactment Capital Loss       Post-Enactment Capital Loss
                                                            Carryforward Utilized             Carryforward Utilized
                                                          --------------------------       ---------------------------

First Trust NYSE Arca Biotechnology Index Fund                $               --               $        29,341,017
First Trust Value Line(R) 100 Exchange-Traded Fund                            --                           316,720

H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                    LICENSOR
First Trust Dow Jones Select MicroCap Index Fund        S&P Dow Jones Indices LLC
First Trust Morningstar Dividend Leaders Index Fund     Morningstar, Inc.
First Trust US Equity Opportunities ETF                 IPOX(R) Schuster LLC
First Trust NYSE Arca Biotechnology Index Fund          ICE Data Indices, LLC
First Trust Dow Jones Internet Index Fund               S&P Dow Jones Indices LLC
First Trust Capital Strength ETF                        Nasdaq, Inc.
First Trust Value Line(R) Dividend Index Fund           Value Line Publishing LLC
First Trust Value Line(R) 100 Exchange-Traded Fund      Value Line Publishing LLC

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:

                                                                 % of Average
                                                               Daily Net Assets
                                                               -----------------
First Trust Dow Jones Select MicroCap Index Fund                     0.50%
First Trust Morningstar Dividend Leaders Index Fund                  0.30%
First Trust US Equity Opportunities ETF                              0.40%
First Trust NYSE Arca Biotechnology Index Fund                       0.40%
First Trust Dow Jones Internet Index Fund                            0.40%
First Trust Capital Strength ETF                                     0.50%
First Trust Value Line(R) Dividend Index Fund                        0.50%
First Trust Value Line(R) 100 Exchange-Traded Fund                   0.50%

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

The Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2020.

                                                                  Expense Cap
                                                               -----------------
First Trust Dow Jones Select MicroCap Index Fund                     0.60%
First Trust Morningstar Dividend Leaders Index Fund                  0.45%
First Trust US Equity Opportunities ETF                              0.60%
First Trust NYSE Arca Biotechnology Index Fund                       0.60%
First Trust Dow Jones Internet Index Fund                            0.60%
First Trust Capital Strength ETF                                     0.65%
First Trust Value Line(R) Dividend Index Fund                        0.70%
First Trust Value Line(R) 100 Exchange-Traded Fund                   0.70%

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by First Trust. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the six months ended June 30, 2018 and the fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:

                                                                               Fees Waived or Expenses Borne by First Trust
                                                                                           Subject to Recovery
                                                                      --------------------------------------------------------------
                                          Advisory                    Six Months      Year         Year      Six Months
                                             Fee         Expense        Ended        Ended        Ended        Ended
                                           Waivers    Reimbursement   12/31/2015   12/31/2016   12/31/2017   6/30/2018      Total
                                          ---------   -------------   ----------   ----------   ----------   ----------   ----------
First Trust Dow Jones Select MicroCap
   Index Fund                             $  67,115   $          --   $   36,515   $   76,424   $   97,709   $   67,115   $  277,763
First Trust Morningstar Dividend
   Leaders Index Fund                       116,850              --      119,818      390,779      289,110      116,850      916,557
First Trust Value Line(R) Dividend
   Index Fund                               328,372              --      241,362      679,825      816,754      328,372    2,066,313
First Trust Value Line(R) 100 Exchange-
   Traded Fund                               45,678              --       41,556       85,239       82,527       45,678      255,000

First Trust US Equity Opportunities ETF, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index Fund and First Trust Capital Strength ETF do not have any remaining fees previously waived or expenses reimbursed that are subject to recovery.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2018, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                               Purchases           Sales
                                                            ---------------   ---------------
First Trust Dow Jones Select MicroCap Index Fund            $     7,205,950   $     7,029,398
First Trust Morningstar Dividend Leaders Index Fund             428,979,489       428,747,796
First Trust US Equity Opportunities ETF                         238,153,327       237,148,425
First Trust NYSE Arca Biotechnology Index Fund                  414,013,484       414,823,506
First Trust Dow Jones Internet Index Fund                       775,321,828       784,870,075
First Trust Capital Strength ETF                                558,777,851       556,349,635
First Trust Value Line(R) Dividend Index Fund                 1,150,278,233     1,145,603,299
First Trust Value Line(R) 100 Exchange-Traded Fund              118,241,871       118,308,538

For the six months ended June 30, 2018, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                               Purchases           Sales
                                                            ---------------   ---------------
First Trust Dow Jones Select MicroCap Index Fund            $    24,913,211   $            --
First Trust Morningstar Dividend Leaders Index Fund             307,451,276       488,372,284
First Trust US Equity Opportunities ETF                         263,688,645       135,630,222
First Trust NYSE Arca Biotechnology Index Fund                  483,427,271       230,011,731
First Trust Dow Jones Internet Index Fund                     2,845,421,808     1,028,941,107
First Trust Capital Strength ETF                                756,087,260       440,599,583
First Trust Value Line(R) Dividend Index Fund                   939,246,425       980,462,728
First Trust Value Line(R) 100 Exchange-Traded Fund               26,253,771        29,652,476

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities            Creation
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities           Redemption
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2020.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there was the following subsequent event:

On July 26, 2018, First Trust Lunt U.S. Factor Rotation ETF, an additional series of the Trust, began trading under the symbol "FCTR" on Cboe BZX Exchange, Inc.

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website at www.ftportfolios.com; (3) on the SEC's website at www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE APPLICABLE TO SOME OR ALL OF THE FUNDS ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund's corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

EQUITY SECURITIES RISK. To the extent a Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

FUND OF FUNDS RISK. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.

INDEX CONSTITUENT RISK. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund's net asset value could be negatively impacted and the Fund's market price may be significantly below its net asset value during certain periods.

MANAGEMENT RISK. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund's investment portfolio, the Fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.

MARKET RISK. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

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ADDITIONAL INFORMATION (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the following eight series of the Trust (each a "Fund" and collectively, the "Funds"):

        First Trust Value Line(R) 100 Exchange-Traded Fund (FVL) First Trust Value Line(R) Dividend Index Fund (FVD)
        First Trust Dow Jones Select MicroCap Index Fund (FDM) First Trust Morningstar Dividend Leaders Index Fund (FDL) First Trust US Equity Opportunities ETF (FPX)
        First Trust NYSE Arca Biotechnology Index Fund (FBT) First Trust Dow Jones Internet Index Fund (FDN)
        First Trust Capital Strength ETF (FTCS)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by each Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of each Fund as compared to expense ratios of the funds in the Fund's Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's advisory fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds. The Board considered the background and experience of the persons responsible for the day-to-day management of the Funds. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund's investment objective, policies and restrictions.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

The Board considered the advisory fee rate payable by each Fund under the Agreement for the services provided. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through April 30, 2020. For each Fund, the Board noted that expenses borne or fees waived by the Advisor are to be subject to reimbursement by the Fund for up to three years from the date the expense was incurred or fee was waived, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees were waived by the Advisor. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Peer Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund's Peer Group included one or more peer funds that pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio of FDN was below the median total (net) expense ratio of the peer funds in its Peer Group, the total (net) expense ratio of FDM was equal to the median total (net) expense ratio of the peer funds in its Peer Group and the total (net) expense ratios of FVL, FVD, FDL, FPX, FBT and FTCS were above the median total (net) expense ratio of the peer funds in each Fund's respective Peer Group. With respect to the Peer Groups, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Groups and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the advisory fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to each Fund.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and reviewed information for periods ended December 31, 2017 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, each Fund's tracking difference and each Fund's excess return as compared to its benchmark index. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range. In addition, the Board reviewed data prepared by MPI comparing each Fund's performance to that of its respective Peer Group and to that of one or more broad-based benchmarks, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the fees, expenses and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2017 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund
Book 2

First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)
First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN) First Trust S&P REIT Index Fund (FRI)
First Trust Water ETF (FIW)
First Trust Natural Gas ETF (FCG)
First Trust Chindia ETF (FNI)
First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)

Semi-Annual Report
For the Six Months Ended
June 30, 2018

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2018

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
   First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)..................   4
   First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)...............   6
   First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)............   8
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN).......  10
   First Trust S&P REIT Index Fund (FRI)....................................  12
   First Trust Water ETF (FIW)..............................................  14
   First Trust Natural Gas ETF (FCG)........................................  16
   First Trust Chindia ETF (FNI)............................................  18
   First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)...............  20
Notes to Fund Performance Overview..........................................  22
Understanding Your Fund Expenses............................................  23
Portfolio of Investments
   First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)..................  25
   First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)...............  28
   First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)............  29
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN).......  32
   First Trust S&P REIT Index Fund (FRI)....................................  34
   First Trust Water ETF (FIW)..............................................  37
   First Trust Natural Gas ETF (FCG)........................................  39
   First Trust Chindia ETF (FNI)............................................  40
   First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)...............  43
Statements of Assets and Liabilities........................................  46
Statements of Operations....................................................  48
Statements of Changes in Net Assets.........................................  50
Financial Highlights........................................................  54
Notes to Financial Statements...............................................  59
Additional Information......................................................  68

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                        FIRST TRUST EXCHANGE-TRADED FUND
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2018

Dear Shareholders:

First Trust is pleased to provide you with the semi-annual report for the First Trust Exchange-Traded Fund, which contains detailed information about your investment for the six months ended June 30, 2018. We encourage you to read this report carefully and discuss it with your financial advisor.

As 2018 began, there was much enthusiasm for the "Tax Cuts and Jobs Act of 2017" tax reform bill, which President Trump had signed into law on December 22, 2017, and the potential increase in take-home pay for many Americans, as well as the reduction in the federal corporate tax rate from 35% to 21% that the new tax package would bring. Early in the new year, many investors were watching the Federal Reserve (the "Fed") and its signaled intent to continue raising interest rates at a gradual pace (it had raised rates three times in 2017). Based on strong job growth and the economic outlook in the U.S., the Fed did, in fact, raise interest rates this year, on March 21, and June 13. Additionally, they indicated at their June 2018 meeting that two additional rate hikes are expected before year-end.

For the entire first quarter of 2018, increased market volatility was the norm for U.S. markets. The Dow Jones Industrial Average ("DJIA") was off to a strong start in January continuing its very strong performance displayed throughout 2017. However, February was a different story. Early in the month, the DJIA plunged 567 points and sank into "correction" territory (defined as a drop of 10% from the index's high) and in just two weeks during February, was down more than 3,200 points. However, as February came to a close, the DJIA was back on track and up from the lows experienced earlier in the month.

For the second quarter of 2018, market volatility continued. Increasing trade tensions have had an impact on markets around the world and could continue to do so in the future. The talk from President Trump on tariffs and trade agreements gave many investors pause about the U.S. stock market and its long-standing economic growth and what the future might hold. The DJIA closed out both April and May slightly down but ended June slightly up. Despite this volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.

Globally, markets underperformed moderately in the first half of 2018, as the MSCI AC World Index, which captures 23 developed markets and 24 emerging markets, ended the six-month period down just slightly. Analysts believe European companies are set up for growing earnings and credit upswings, which seems to bode well for global market performance. In addition, we believe the longer-term drivers of positive demographics, lower debt levels and improving productivity may lead to a multi-year cyclical upswing in emerging market economic fundamentals.

We continue to believe that one should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and investing goals and by speaking regularly with your investment professional. As we've said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals. Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on your investment again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2018

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

President Trump launched the first round of U.S. tariffs (on imported steel and aluminum) on March 8, 2018. Since then, additional tariffs have been levied by the U.S. against its major trading partners, including Canada, Mexico, Europe and China, and they in turn have responded with their own tariffs on imported U.S. goods. While we acknowledge that the lead story right now is the uncertainty over how far the Trump administration is willing to escalate the use of tariffs in its ongoing global trade negotiations, we believe that there are still a lot of positive stories to tell in the current business/economic climate.

One of those stories is in the U.S. manufacturing sector. A survey by the National Association of Manufacturers revealed that 95.1% of U.S. manufacturers polled said they have a positive outlook for their companies as of the second quarter of 2018, the highest percentage recorded in the survey's 20-year history, according to its own release.

The Federal Reserve raised interest rates twice this year, on March 21 and June 13 and indicated at their June 2018 meeting that two additional rate hikes are expected before year-end.

Another sign of confidence for the economy and markets is mergers and acquisitions ("M&A") activity. Global M&A activity totaled $2.5 trillion in the first half of 2018, up 64% from the same period a year ago, according to Thomson Reuters. The first half of 2018 was the strongest showing for announced M&A deals since records began in 1980. The previous high was $2.3 trillion, set in 2007. The number of U.S. deals rose 82% to $1.0 trillion from the same period a year ago, the highest on record. Europe also had a strong showing, accounting for $767 billion of the $2.5 trillion.

Investors continue to embrace exchange-traded funds ("ETFs") and related exchange-traded products ("ETPs"). ETFG, an industry research group, reported that total assets invested in ETFs/ETPs listed globally stood at $4.986 trillion at the end of June, according to its own release. In June, net inflows to ETFs/ETPs listed globally totaled $8.69 billion, marking the 53rd consecutive month of net inflows. In the first half of 2018, net inflows totaled $223.26 billion.

U.S. STOCKS AND BONDS

In the first half of 2018, three of the major U.S. stock indices posted positive returns. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index posted total returns of 2.65%, 3.49%, and 9.39%, respectively, according to Bloomberg. Six of the 11 major S&P 500(R) Index sectors posted positive total returns. The top-performing sectors were Consumer Discretionary, Information Technology and Energy, up 11.50%, 10.87% and 6.81%, respectively, while the two sectors with the poorest showing were Consumer Staples and Telecommunication Services, down 8.55% and 8.35%, respectively. As we noted at the end of 2017, cyclical areas of the stock market have been delivering the best results for investors. We believe that is an indication that investors are still optimistic about U.S. economic growth moving forward.

Data from Dealogic shows that a total of 120 equity initial purchase offerings ("IPOs") valued at $35.2 billion were launched in the U.S. in the first half of 2018, the highest volume since 2014 and the fourth-highest since 1995, according to The Wall Street Journal. The companies that have gone public are trading, on average, 22% above their respective IPO price. A strong IPO market suggests that investors have a healthy appetite for stocks, in our opinion.

In the U.S. bond market, most of the major bond groups posted negative returns in the first half of 2018. The top-performing major debt group for the same period was high-yield corporate bonds. For the same period, the Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of 0.16%. The worst-performing debt group was a combination of government and corporate bonds and the Bloomberg Barclays U.S. Aggregate Bond Index posted a total return of -1.62% for the same period. The yield on the benchmark 10-Year Treasury note (T-note) rose by 45 basis points to 2.86% for the same period, according to Bloomberg. For comparative purposes, the average yield on the 10-year T-note was 2.53% for the 10-year period ended June 29, 2018.

FOREIGN STOCKS AND BONDS

The U.S. dollar rose by 2.55% against a basket of major currencies in the first half of 2018, as measured by the U.S. Dollar Index (DXY). With respect to U.S. investors, a stronger U.S. dollar can negatively impact returns on foreign securities.

The Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of -3.89% (USD), while the Bloomberg Barclays Global Aggregate Index of higher quality debt fell 1.46% (USD) in the first half of 2018. The MSCI Daily Total Return Net Emerging Markets Index of stocks posted a total return of -6.66% (USD), while the MSCI Daily Total Return Net World Index (excluding the U.S.) posted a total return of -2.77% (USD) in the first half of 2018.

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

The First Trust NASDAQ-100 Equal Weighted Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is the equal-weighted version of the NASDAQ-100 Index(R), which includes 100 of the largest non-financial companies listed on The Nasdaq Stock Market LLC ("Nasdaq") based on market capitalization. The Index contains the same securities as the NASDAQ-100 Index(R), but each of the securities is initially set at a weight of 1.00% of the Index which is rebalanced quarterly. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was April 25, 2006.

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PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                              6 Months   1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                               Ended      Ended     Ended     Ended     (4/19/06)     Ended     Ended     (4/19/06)
                                              6/30/18    6/30/18   6/30/18   6/30/18    to 6/30/18   6/30/18   6/30/18    to 6/30/18
FUND PERFORMANCE
NAV                                             4.72%    13.92%    15.79%     12.77%      10.05%     108.18%   232.50%     221.65%
Market Value                                    4.86%    13.94%    15.86%     12.78%      10.07%     108.77%   232.93%     222.24%

INDEX PERFORMANCE
NASDAQ-100 Equal Weighted
   Index(SM)                                    5.01%    14.60%    16.50%     13.49%      10.74%     114.56%   254.55%     246.93%
S&P 500(R) Index                                2.65%    14.37%    13.42%     10.17%       8.44%      87.70%   163.40%     168.64%
NASDAQ-100 Index(R)                            10.65%    26.01%    20.80%     15.62%      13.27%     157.28%   327.02%     357.23%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       43.52%
Consumer Discretionary                       21.94
Health Care                                  20.48
Industrials                                   6.86
Consumer Staples                              5.15
Telecommunication Services                    2.05
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Vertex Pharmaceuticals, Inc.                  1.14%
Regeneron Pharmaceuticals, Inc.               1.14
Shire PLC, ADR                                1.08
Alexion Pharmaceuticals, Inc.                 1.06
Kraft Heinz (The) Co.                         1.06
Celgene Corp.                                 1.06
Monster Beverage Corp.                        1.05
Hasbro, Inc.                                  1.05
Gilead Sciences, Inc.                         1.05
Costco Wholesale Corp.                        1.05
                                            -------
   Total                                     10.74%
                                            =======

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Equal Weighted Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW) (CONTINUED)

                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                             DECEMBER 31, 2007 - JUNE 30, 2018

                First Trust
             NASDAQ-100 Equal          NASDAQ-100 Equal         S&P 500(R)       NASDAQ-100
            Weighted Index Fund       Weighted Index(SM)          Index           Index(R)
12/07             $10,000                  $10,000               $10,000          $10,000
06/08               8,762                    8,782                 8,808            8,832
12/08               5,604                    5,647                 6,300            5,843
06/09               6,932                    7,003                 6,499            7,152
12/09               8,941                    9,065                 7,966            9,034
06/10               8,437                    8,581                 7,436            8,477
12/10              10,841                   11,058                 9,166           10,855
06/11              11,655                   11,926                 9,717           11,423
12/11              10,540                   10,826                 9,358           11,253
06/12              11,508                   11,849                10,246           12,989
12/12              12,106                   12,498                10,856           13,315
06/13              13,995                   14,513                12,356           14,658
12/13              16,942                   17,622                14,371           18,233
06/14              18,294                   19,086                15,397           19,668
12/14              20,184                   21,117                16,339           21,772
06/15              20,662                   21,681                16,540           22,734
12/15              20,633                   21,727                16,565           23,896
06/16              20,039                   21,156                17,201           23,138
12/16              22,081                   23,390                18,546           25,635
06/17              25,576                   27,172                20,278           29,937
12/17              27,824                   29,656                22,594           34,092
06/18              29,137                   31,138                23,202           37,713

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through June 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             203             0              0            0
01/01/14 - 12/31/14             161             3              0            0
01/01/15 - 12/31/15             126             1              0            0
01/01/16 - 12/31/16             107             0              0            0
01/01/17 - 12/31/17             178             0              0            0
01/01/18 - 06/30/18              78             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              49             0              0            0
01/01/14 - 12/31/14              87             1              0            0
01/01/15 - 12/31/15             122             3              0            0
01/01/16 - 12/31/16             145             0              0            0
01/01/17 - 12/31/17              73             0              0            0
01/01/18 - 06/30/18              47             0              0            0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

The First Trust NASDAQ-100-Technology Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Technology Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is an equal-weighted index based on the securities of the NASDAQ-100 Index(R) that are classified as "technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq based on market capitalization. The NASDAQ-100 Index(R) is rebalanced quarterly. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was April 25, 2006.

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PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                              6 Months   1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                               Ended      Ended     Ended     Ended     (4/19/06)     Ended     Ended     (4/19/06)
                                              6/30/18    6/30/18   6/30/18   6/30/18    to 6/30/18   6/30/18   6/30/18    to 6/30/18
FUND PERFORMANCE
NAV                                             7.34%    24.30%    23.06%     15.56%      12.36%     182.17%   324.65%     314.24%
Market Value                                    7.44%    24.44%    23.02%     15.58%      12.37%     181.72%   325.30%     314.88%

INDEX PERFORMANCE
NASDAQ-100 Technology Sector
   Index(SM)                                    7.65%    25.05%    23.84%     16.31%      13.07%     191.23%   353.14%     347.32%
S&P 500(R) Index                                2.65%    14.37%    13.42%     10.17%       8.44%      87.70%   163.40%     168.64%
S&P 500 Information Technology
   Index                                       10.87%    31.30%    21.91%     14.65%      12.23%     169.24%   292.49%     308.54%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION (1)            LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       97.16%
Health Care                                   2.84
                                            -------
   Total                                    100.00%
                                            =======

(1) The above sector classification is based on Standard & Poor's Global Industry Classification Standard ("GICS"), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark ("ICB") system, the joint classification system of Dow Jones Indexes and FTSE Group.

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
NetEase, Inc., ADR                            2.91%
Facebook, Inc., Class A                       2.89
Cognizant Technology Solutions Corp.,
   Class A                                    2.88
Citrix Systems, Inc.                          2.88
Check Point Software Technologies Ltd.        2.86
Apple, Inc.                                   2.86
Cisco Systems, Inc.                           2.85
Microsoft Corp.                               2.85
Symantec Corp.                                2.85
Cerner Corp.                                  2.84
                                            -------
   Total                                     28.67%
                                            =======

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Technology Sector Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC) (CONTINUED)

                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               DECEMBER 31, 2007 - JUNE 30, 2018

               First Trust
               NASDAQ-100-             NASDAQ-100
            Technology Sector       Technology Sector       S&P 500 Information       S&P 500(R)
               Index Fund               Index(SM)            Technology Index           Index
12/07            $10,000                 $10,000                  $10,000              $10,000
06/08              9,074                   9,101                    8,692                8,808
12/08              5,474                   5,518                    5,686                6,300
06/09              7,339                   7,422                    7,100                6,499
12/09              9,847                   9,995                    9,195                7,966
06/10              9,099                   9,260                    8,223                7,436
12/10             12,006                  12,259                   10,132                9,166
06/11             12,098                  12,390                   10,341                9,717
12/11             11,315                  11,626                   10,377                9,358
06/12             11,831                  12,195                   11,761               10,246
12/12             12,223                  12,638                   11,915               10,856
06/13             13,656                  14,165                   12,672               12,356
12/13             16,883                  17,569                   15,303               14,371
06/14             19,098                  19,937                   16,671               15,397
12/14             21,075                  22,072                   18,381               16,339
06/15             20,554                  21,586                   18,521               16,540
12/15             20,784                  21,897                   19,471               16,565
06/16             21,393                  22,620                   19,409               17,201
12/16             26,037                  27,628                   22,167               18,548
06/17             30,997                  32,985                   25,986               20,280
12/17             35,895                  38,315                   30,775               22,596
06/18             38,533                  41,236                   34,118               23,202

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through June 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%   0.50%-0.99%     1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             170            0               0            0
01/01/14 - 12/31/14             171            4               0            0
01/01/15 - 12/31/15             164            2               0            0
01/01/16 - 12/31/16             147            0               0            0
01/01/17 - 12/31/17             146            0               0            0
01/01/18 - 06/30/18              71            0               0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              81             1              0            0
01/01/14 - 12/31/14              76             1              0            0
01/01/15 - 12/31/15              85             1              0            0
01/01/16 - 12/31/16             105             0              0            0
01/01/17 - 12/31/17             105             0              0            0
01/01/18 - 06/30/18              54             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

The First Trust NASDAQ-100 Ex-Technology Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Ex-Tech Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is an equal-weighted index based on the securities of the NASDAQ-100 Index(R) that are not classified as "technology" according to the Industry Classification Benchmark classification system and, as a result, is a subset of the NASDAQ-100 Index(R). The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq based on market capitalization. The Index is rebalanced quarterly. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was February 15, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                              6 Months   1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                               Ended      Ended     Ended     Ended      (2/8/07)     Ended     Ended      (2/8/07)
                                              6/30/18    6/30/18   6/30/18   6/30/18    to 6/30/18   6/30/18   6/30/18    to 6/30/18
FUND PERFORMANCE
NAV                                            3.15%      8.67%    11.80%     11.27%      8.88%      74.64%    190.96%     163.51%
Market Value                                   3.11%      8.67%    11.77%     11.27%      8.88%      74.40%    190.80%     163.52%

INDEX PERFORMANCE
NASDAQ-100 Ex-Tech Sector
   Index(SM)                                   3.43%      9.29%    12.44%     11.97%      9.55%      79.76%    209.69%     182.73%
Russell 1000(R) Index                          2.85%     14.54%    13.37%     10.20%      8.04%      87.29%    164.14%     141.19%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                       34.00%
Health Care                                  30.18
Information Technology                       14.03
Industrials                                  10.63
Consumer Staples                              7.98
Telecommunication Services                    3.18
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Vertex Pharmaceuticals, Inc.                  1.76%
Regeneron Pharmaceuticals, Inc.               1.76
Shire PLC, ADR                                1.68
Alexion Pharmaceuticals, Inc.                 1.64
Kraft Heinz (The) Co.                         1.64
Celgene Corp.                                 1.64
Monster Beverage Corp.                        1.63
Hasbro, Inc.                                  1.63
Gilead Sciences, Inc.                         1.62
Costco Wholesale Corp.                        1.62
                                            -------
   Total                                     16.62%
                                            =======

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Ex-Tech Sector Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT) (CONTINUED)

                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      DECEMBER 31, 2007 - JUNE 30, 2018

                First Trust
                 NASDAQ-100               NASDAQ-100
            Ex-Technology Sector        Ex-Tech Sector        Russell 1000(R)
                 Index Fund               Index(SM)                Index
12/07             $10,000                  $10,000                $10,000
06/08               8,548                    8,567                  88,81
12/08               5,690                    5,728                  62,41
06/09               6,663                    6,726                  65,11
12/09               8,350                    8,457                  80,16
06/10               7,978                    8,104                  75,03
12/10              10,073                   10,265                  93,06
06/11              11,288                   11,541                  98,99
12/11               9,964                   10,226                  94,46
06/12              11,236                   11,562                 10,332
12/12              11,988                   12,364                 10,997
06/13              14,239                   14,756                 12,527
12/13              16,932                   17,594                 14,639
06/14              17,707                   18,461                 15,703
12/14              19,531                   20,414                 16,578
06/15              20,592                   21,594                 16,861
12/15              20,458                   22,947                 16,729
06/16              19,220                   21,602                 17,355
12/16              20,021                   22,565                 18,745
06/17              22,880                   25,869                 20,483
12/17              24,106                   27,333                 22,810
06/18              24,873                   26,530                 23,456

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through June 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             145            13              0            0
01/01/14 - 12/31/14             151            14              0            0
01/01/15 - 12/31/15             201             6              0            0
01/01/16 - 12/31/16              80             0              0            0
01/01/17 - 12/31/17              44             0              0            0
01/01/18 - 06/30/18              39             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              82            12              0            0
01/01/14 - 12/31/14              79             7              1            0
01/01/15 - 12/31/15              42             3              0            0
01/01/16 - 12/31/16             172             0              0            0
01/01/17 - 12/31/17             207             0              0            0
01/01/18 - 06/30/18              86             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ(R) Clean Edge(R) Green Energy Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is a modified market capitalization weighted index in which larger companies receive a larger Index weighting and includes caps to prevent high concentrations among larger alternative energy stocks. The Index is an equity index designed to track the performance of clean-energy companies that are publicly traded in the United States and includes companies engaged in manufacturing, development, distribution, and installation of emerging clean-energy technologies including, but not limited to, solar photovoltaics, biofuels, and advanced batteries. The Index is reconstituted semi-annually in March and September and rebalanced quarterly. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was February 14, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                              6 Months   1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                               Ended      Ended     Ended     Ended      (2/8/07)     Ended     Ended      (2/8/07)
                                              6/30/18    6/30/18   6/30/18   6/30/18    to 6/30/18   6/30/18   6/30/18    to 6/30/18
FUND PERFORMANCE
NAV                                            -3.72%     8.49%     7.41%     -1.84%      0.23%      42.97%    -16.91%       2.62%
Market Value                                   -3.66%     8.71%     7.67%     -1.81%      0.25%      44.67%    -16.72%       2.89%

INDEX PERFORMANCE
NASDAQ(R) Clean Edge(R) Green
   Energy Index(SM)                            -3.63%     8.72%     7.37%     -1.73%      0.41%      42.67%    -15.97%       4.80%
Russell 2000(R) Index                           7.66%    17.57%    12.46%     10.60%      7.81%      79.89%    173.87%     135.51%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       45.16%
Industrials                                  19.14
Utilities                                    13.34
Materials                                    10.51
Consumer Discretionary                        9.94
Financials                                    1.17
Energy                                        0.74
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Tesla, Inc.                                   9.94%
Albemarle Corp.                               8.33
ON Semiconductor Corp.                        7.30
Hexcel Corp.                                  6.06
First Solar, Inc.                             5.63
Littelfuse, Inc.                              4.34
Acuity Brands, Inc.                           4.04
Integrated Device Technology, Inc.            3.96
Cree, Inc.                                    3.68
Universal Display Corp.                       3.58
                                            -------
   Total                                     56.86%
                                            =======

-----------------------------
Nasdaq(R) and Clean Edge(R) are the registered trademarks (the "Marks") of Nasdaq, Inc. ("Nasdaq") and Clean Edge, Inc. ("Clean Edge(R)") respectively. Nasdaq and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not sponsored, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN) (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       DECEMBER 31, 2007 - JUNE 30, 2018

                First Trust
                 NASDAQ(R)                 NASDAQ(R)
            Clean Edge(R) Green          Clean Edge(R)           Russell 2000(R)
             Energy Index Fund       Green Energy Index(SM)           Index
12/07             $10,000                   $10,000                  $10,000
06/08               8,004                     8,035                    9,062
12/08               3,626                     3,656                    6,621
06/09               4,485                     4,534                    6,796
12/09               5,214                     5,291                    8,420
06/10               4,320                     4,396                    8,256
12/10               5,321                     5,433                   10,682
06/11               4,952                     5,076                   11,345
12/11               3,127                     3,216                   10,237
06/12               3,027                     3,106                   11,110
12/12               3,112                     3,173                   11,910
06/13               4,652                     4,731                   13,799
12/13               5,906                     6,008                   16,534
06/14               6,792                     6,912                   17,061
12/14               5,726                     5,821                   17,343
06/15               6,145                     6,248                   18,167
12/15               5,357                     5,450                   16,577
06/16               4,832                     4,903                   16,945
12/16               5,243                     5,305                   20,110
06/17               6,130                     6,210                   21,113
12/17               6,907                     7,006                   23,055
06/18               6,650                     6,752                   24,821

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through June 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             168             5              0            0
01/01/14 - 12/31/14             122             3              0            0
01/01/15 - 12/31/15             160             1              0            0
01/01/16 - 12/31/16              68             0              0            0
01/01/17 - 12/31/17             164             0              0            0
01/01/18 - 06/30/18              80             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              75             4              0            0
01/01/14 - 12/31/14             124             3              0            0
01/01/15 - 12/31/15              89             2              0            0
01/01/16 - 12/31/16             184             0              0            0
01/01/17 - 12/31/17              87             0              0            0
01/01/18 - 06/30/18              45             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND (FRI)

The First Trust S&P REIT Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the S&P United States REIT Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is a subset of the S&P Developed REIT Index, which measures the performance of more than 200 REITs or REIT-like structures in 15 developed markets. The S&P Developed REIT Index is a sub-index of the S&P Global REIT Index. The S&P Developed REIT Index aims to represent an accurate measure of the REIT developed equity market, reflecting the risk and return characteristics of this broad universe on an on-going basis. The Index contains those constituents of the S&P Developed REIT Index that are domiciled in the United States. The Index includes the securities of small and mid cap companies. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 10, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                              6 Months   1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                               Ended      Ended     Ended     Ended      (5/8/07)     Ended     Ended      (5/8/07)
                                              6/30/18    6/30/18   6/30/18   6/30/18    to 6/30/18   6/30/18   6/30/18    to 6/30/18
FUND PERFORMANCE
NAV                                            1.11%      3.10%     7.51%      7.27%      4.08%      43.66%    101.74%      56.13%
Market Value                                   1.11%      3.10%     7.51%      7.26%      4.08%      43.65%    101.61%      56.14%

INDEX PERFORMANCE
S&P United States REIT Index*                  1.37%      3.62%     8.08%      7.82%       N/A       47.45%    112.41%       N/A
FTSE EPRA/NAREIT North America
   Index                                       1.61%      4.36%     7.72%      7.45%      4.36%      45.05%    105.11%      60.87%
Russell 3000(R) Index                          3.22%     14.78%    13.29%     10.23%      7.80%      86.66%    164.83%     130.96%
------------------------------------------------------------------------------------------------------------------------------------

 * On November 6, 2008, the Fund's underlying index changed from the S&P REIT Composite Index to the S&P United States REIT Index. Effective December 31, 2008, the S&P REIT Composite Index was discontinued. Therefore, the Fund's performance and historical returns shown for the periods prior to November 6, 2008 are not necessarily indicative of the performance that the Fund, based on its current Index, would have generated. The inception date of the Index was June 30, 2008. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period.

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                          % OF TOTAL
REIT CLASSIFICATION                  LONG-TERM INVESTMENTS
-----------------------------------------------------------
Retail                                       19.87%
Residential                                  17.07
Specialized                                  14.99
Office                                       13.78
Health Care                                  11.88
Industrial                                    8.95
Hotel & Resort                                7.29
Diversified                                   6.17
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Simon Property Group, Inc.                    6.40%
Prologis, Inc.                                4.25
Public Storage                                4.13
AvalonBay Communities, Inc.                   2.89
Equity Residential                            2.85
Welltower, Inc.                               2.83
Digital Realty Trust, Inc.                    2.79
Ventas, Inc.                                  2.46
Boston Properties, Inc.                       2.35
Essex Property Trust, Inc.                    1.92
                                            -------
   Total                                     32.87%
                                            =======

-----------------------------
The S&P United States REIT Index is a product of S&P Dow Jones Indices LLC ("SPDJI"). Standard & Poor's(R) and S&P(R) are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"). The marks have been licensed for use by SPDJI and sub-licensed by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI or its affiliates, and SPDJI and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND (FRI) (CONTINUED)

                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      DECEMBER 31, 2007 - JUNE 30, 2018

                First Trust           FTSE EPRA/NAREIT        Russell 3000(R)
            S&P REIT Index Fund      North America Index           Index
12/07             $10,000                  $10,000                $10,000
06/08               9,564                    9,558                  8,896
12/08               6,113                    5,937                  6,270
06/09               5,337                    5,339                  6,533
12/09               7,825                    7,850                  8,047
06/10               8,252                    8,253                  7,560
12/10               9,995                   10,099                  9,409
06/11              10,995                   11,166                 10,006
12/11              10,785                   10,925                  9,505
06/12              12,364                   12,522                 10,391
12/12              12,661                   12,908                 11,065
06/13              13,432                   13,515                 12,621
12/13              12,892                   13,073                 14,778
06/14              15,130                   15,306                 15,804
12/14              16,710                   16,754                 16,634
06/15              15,652                   15,739                 16,957
12/15              17,039                   17,058                 16,715
06/16              19,247                   19,296                 17,320
12/16              18,389                   18,453                 18,842
06/17              18,716                   18,787                 20,525
12/17              19,082                   19,293                 22,822
06/18              19,294                   19,601                 23,555

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through June 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             130             0              0            0
01/01/14 - 12/31/14             193             0              0            0
01/01/15 - 12/31/15             130             0              0            0
01/01/16 - 12/31/16             156             0              0            0
01/01/17 - 12/31/17             106             0              0            0
01/01/18 - 06/30/18              27             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             122             0              0            0
01/01/14 - 12/31/14              59             0              0            0
01/01/15 - 12/31/15             122             0              0            0
01/01/16 - 12/31/16              96             0              0            0
01/01/17 - 12/31/17             145             0              0            0
01/01/18 - 06/30/18              98             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST WATER ETF (FIW)

The First Trust Water ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Clean Edge Water Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is a modified market capitalization weighted index comprised of 36 stocks that derive a substantial portion of their revenues from the potable and wastewater industries. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                              6 Months   1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                               Ended      Ended     Ended     Ended      (5/8/07)     Ended     Ended      (5/8/07)
                                              6/30/18    6/30/18   6/30/18   6/30/18    to 6/30/18   6/30/18   6/30/18    to 6/30/18
FUND PERFORMANCE
NAV                                            -0.80%    12.89%    12.51%      9.11%      9.06%      80.31%    139.24%     162.97%
Market Value                                   -0.80%    12.93%    12.54%      9.12%      9.07%      80.55%    139.27%     163.13%

INDEX PERFORMANCE
ISE Clean Edge Water Index                     -0.72%    13.31%    13.10%      9.80%      9.73%      85.04%    154.70%     181.59%
Russell 3000(R) Index                           3.22%    14.78%    13.29%     10.23%      7.80%      86.66%    164.83%     130.96%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                  57.07%
Utilities                                    20.71
Health Care                                  12.00
Materials                                     5.87
Information Technology                        4.35
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
IDEXX Laboratories, Inc.                      4.54%
American Water Works Co., Inc.                4.20
Ecolab, Inc.                                  4.20
Danaher Corp.                                 3.94
Roper Technologies, Inc.                      3.92
IDEX Corp.                                    3.89
A.O. Smith Corp.                              3.60
Pentair PLC                                   3.56
Xylem, Inc.                                   3.53
Agilent Technologies, Inc.                    3.52
                                            -------
   Total                                     38.90%
                                            =======

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Clean Edge Water Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Clean Edge Water Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST WATER ETF (FIW) (CONTINUED)

         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
              DECEMBER 31, 2007 - JUNE 30, 2018

            First Trust     ISE Clean Edge     Russell 3000(R)
             Water ETF       Water Index            Index
12/07         $10,000          $10,000             $10,000
06/08           9,804            9,819               8,896
12/08           7,059            7,093               6,270
06/09           7,285            7,350               6,529
12/09           8,493            8,598               8,042
06/10           8,017            8,142               7,555
12/10          10,148           10,349               9,403
06/11          10,623           10,873              10,000
12/11           9,578            9,837               9,499
06/12          10,528           10,857              10,384
12/12          12,148           12,569              11,058
06/13          13,009           13,517              12,613
12/13          15,904           16,579              14,769
06/14          16,357           17,098              15,794
12/14          15,961           16,739              16,623
06/15          14,904           15,678              16,945
12/15          14,394           15,190              16,703
06/16          16,897           17,894              17,308
12/16          19,029           20,206              18,829
06/17          20,776           22,071              20,510
12/17          23,643           25,190              22,807
06/18          23,454           25,009              23,559

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through June 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             197             0              0            0
01/01/14 - 12/31/14             195             0              0            0
01/01/15 - 12/31/15             133             0              0            0
01/01/16 - 12/31/16             152             0              0            0
01/01/17 - 12/31/17             184             0              0            0
01/01/18 - 06/30/18              90             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              55             0              0            0
01/01/14 - 12/31/14              56             1              0            0
01/01/15 - 12/31/15             119             0              0            0
01/01/16 - 12/31/16             100             0              0            0
01/01/17 - 12/31/17              67             0              0            0
01/01/18 - 06/30/18              35             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NATURAL GAS ETF (FCG)

The First Trust Natural Gas ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE-Revere Natural Gas(TM) Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in equity securities that comprise the Index. The Index is designed to track public companies that derive a substantial portion of their revenue from mid-stream securities and/or the exploration and production of natural gas. Equity securities are selected for inclusion in the Index using a quantitative ranking and screening system that begins with the universe of equity securities of issuers that are involved in the exploration and production of natural gas and that satisfy market capitalization, liquidity and weighting concentration requirements. After application of the screens, the remaining equity securities are divided into two groups, one for equity securities issued by master limited partnerships ("MLPs") and one for equity securities issued by entities that are not MLPs ("non-MLPs"). The Index is allocated 85% to equity securities issued by non-MLPs, and the remaining 15% consists of equity securities issued by MLPs. The Index uses a linear-based capitalization-weighted methodology for each of the MLP and non-MLP group of constituents that initially ranks the equity securities based on market capitalization and average daily trading volume, and then adjusts the combined rankings of each equity security by a factor relating to its market capitalization. The resulting linear weight distribution prevents a few large component stocks from dominating the Index while allowing smaller companies to adequately influence Index performance. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                              6 Months   1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                               Ended      Ended     Ended     Ended      (5/8/07)     Ended     Ended      (5/8/07)
                                              6/30/18    6/30/18   6/30/18   6/30/18    to 6/30/18   6/30/18   6/30/18    to 6/30/18
FUND PERFORMANCE
NAV                                            3.20%     14.60%    -20.66%   -16.47%     -11.37%     -68.56%   -83.46%     -73.94%
Market Value                                   3.29%     14.81%    -20.64%   -16.46%     -11.36%     -68.51%   -83.44%     -73.92%

INDEX PERFORMANCE
ISE-Revere Natural Gas(TM) Index               3.53%     15.43%    -20.64%   -16.21%     -11.02%     -68.51%   -82.94%     -72.80%
S&P Composite 1500(R) Energy Index             7.43%     22.11%      1.62%     0.47%       3.22%       8.39%     4.80%      42.30%
Russell 3000(R) Index                          3.22%     14.78%     13.29%    10.23%       7.80%      86.66%   164.83%     130.96%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                          % OF TOTAL
SUB-INDUSTRY CLASSIFICATION          LONG-TERM INVESTMENTS
-----------------------------------------------------------
Oil & Gas Exploration & Production           81.09%
Oil & Gas Storage & Transportation           12.54
Gas Utilities                                 3.41
Oil & Gas Drilling                            1.51
Oil & Gas Refining & Marketing                1.45
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Antero Resources Corp.                        4.89%
Cimarex Energy Co.                            4.79
EQT Corp.                                     4.69
Devon Energy Corp.                            4.63
Range Resources Corp.                         4.62
Cabot Oil & Gas Corp.                         4.56
Newfield Exploration Co.                      4.53
Encana Corp.                                  4.50
Concho Resources, Inc.                        4.41
Noble Energy, Inc.                            4.32
                                            -------
   Total                                     45.94%
                                            =======

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE-Revere Natural Gas(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE-Revere Natural Gas(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NATURAL GAS ETF (FCG) (CONTINUED)

                                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                        DECEMBER 31, 2007 - JUNE 30, 2018

              First Trust             ISE-Revere Natural           Russell 3000(R)           S&P Composite 1500(R)
            Natural Gas ETF             Gas(TM) Index                   Index                    Energy Index
12/07           $10,000                    $10,000                     $10,000                      $10,000
06/08            14,110                     14,217                       8,895                       11,157
12/08             5,344                      5,365                       6,270                        6,417
06/09             5,780                      5,812                       6,533                        6,359
12/09             7,973                      8,040                       8,047                        7,470
06/10             6,942                      7,036                       7,560                        6,586
12/10             8,948                      9,143                       9,409                        9,067
06/11             9,862                     10,113                      10,006                       10,109
12/11             8,336                      8,578                       9,505                        9,423
06/12             7,546                      7,789                      10,391                        9,146
12/12             7,210                      7,468                      11,065                        9,832
06/13             7,424                      7,703                      12,621                       10,788
12/13             9,022                      9,389                      14,778                       12,330
06/14            10,934                     11,404                      15,804                       13,928
12/14             5,232                      5,443                      16,634                       11,200
06/15             4,460                      4,600                      16,957                       10,675
12/15             2,140                      2,195                      16,715                        8,728
06/16             2,373                      2,429                      17,320                       10,087
12/16             2,556                      2,630                      18,842                       11,111
06/17             2,036                      2,102                      20,525                        9,575
12/17             2,261                      2,344                      22,824                       10,883
06/18             2,333                      2,427                      23,559                       11,692

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through June 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             149             0              0            0
01/01/14 - 12/31/14             140             1              0            0
01/01/15 - 12/31/15             155             1              0            0
01/01/16 - 12/31/16             156             6              1            0
01/01/17 - 12/31/17             116             0              0            0
01/01/18 - 06/30/18              50             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             103             0              0            0
01/01/14 - 12/31/14             111             0              0            0
01/01/15 - 12/31/15              93             3              0            0
01/01/16 - 12/31/16              88             1              0            0
01/01/17 - 12/31/17             135             0              0            0
01/01/18 - 06/30/18              75             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINDIA ETF (FNI)

The First Trust Chindia ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE ChIndia(TM) Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in securities that comprise the Index. The Index is a modified market capitalization weighted portfolio of 50 American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks selected from a universe of all listed ADRs, ADSs, and/or stocks of companies from China and India currently trading on a U.S. exchange. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                              6 Months   1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                               Ended      Ended     Ended     Ended      (5/8/07)     Ended     Ended      (5/8/07)
                                              6/30/18    6/30/18   6/30/18   6/30/18    to 6/30/18   6/30/18   6/30/18    to 6/30/18
FUND PERFORMANCE
NAV                                            -1.93%    12.55%    14.12%      8.12%      7.24%      93.59%    118.26%     117.94%
Market Value                                   -2.08%    12.36%    14.18%      8.11%      7.23%      94.08%    118.19%     117.76%

INDEX PERFORMANCE
ISE ChIndia(TM) Index                          -1.71%    13.03%    14.65%      8.66%      7.80%      98.05%    129.55%     130.86%
Russell 3000(R) Index                           3.22%    14.78%    13.29%     10.23%      7.80%      86.66%    164.83%     130.96%
MSCI Emerging Markets Index                    -6.66%     8.20%     5.01%      2.26%      3.08%      27.71%     25.00%      40.27%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       42.43%
Consumer Discretionary                       25.80
Financials                                   16.38
Health Care                                   4.31
Materials                                     3.75
Telecommunication Services                    3.33
Industrials                                   2.02
Energy                                        1.98
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
JD.com, Inc., ADR                             7.84%
Infosys Ltd., ADR                             7.56
Baidu, Inc., ADR                              7.09
HDFC Bank Ltd., ADR                           6.99
ICICI Bank Ltd., ADR                          6.78
Alibaba Group Holding Ltd., ADR               6.63
NetEase, Inc., ADR                            4.48
Ctrip.com International Ltd., ADR             4.27
Wipro Ltd., ADR                               4.21
Tata Motors Ltd., ADR                         3.79
                                            -------
   Total                                     59.64%
                                            =======

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE ChIndia(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE ChIndia(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINDIA ETF (FNI) (CONTINUED)

                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  DECEMBER 31, 2007 - JUNE 30, 2018

            First Trust            ISE ChIndia(TM)            Russell 3000(R)            MSCI Emerging
            Chindia ETF                 Index                      Index                 Markets Index
12/07         $10,000                  $10,000                    $10,000                   $10,000
06/08           7,197                    7,210                      8,895                     8,824
12/08           4,302                    4,323                      6,270                     4,667
06/09           6,004                    6,057                      6,533                     6,348
12/09           7,811                    7,907                      8,047                     8,332
06/10           7,598                    7,718                      7,560                     7,818
12/10           9,253                    9,444                      9,409                     9,905
06/11           9,405                    9,653                     10,006                     9,992
12/11           6,846                    7,004                      9,505                     8,081
06/12           7,258                    7,437                     10,391                     8,399
12/12           8,016                    8,231                     11,065                     9,554
06/13           8,115                    8,357                     12,621                     8,640
12/13          10,886                   11,228                     14,778                     9,305
06/14          11,566                   11,956                     15,804                     9,876
12/14          11,144                   11,538                     16,634                     9,102
06/15          11,936                   12,381                     16,957                     9,371
12/15          11,108                   11,555                     16,715                     7,744
06/16          10,704                   11,164                     17,320                     8,240
12/16          10,870                   11,378                     18,842                     8,610
06/17          13,954                   14,642                     20,525                    10,197
12/17          16,018                   16,838                     22,824                    11,820
06/18          15,709                   16,549                     23,559                    11,030

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through June 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
QUARTER ENDED               0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              66             0              0            0
01/01/14 - 12/31/14              96             0              0            0
01/01/15 - 12/31/15             147             0              0            0
01/01/16 - 12/31/16             132             0              0            0
01/01/17 - 12/31/17             189             0              0            0
01/01/18 - 06/30/18              97             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
QUARTER ENDED               0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             185             1              0            0
01/01/14 - 12/31/14             155             1              0            0
01/01/15 - 12/31/15             105             0              0            0
01/01/16 - 12/31/16             120             0              0            0
01/01/17 - 12/31/17              62             0              0            0
01/01/18 - 06/30/18              28             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

The First Trust NASDAQ(R) ABA Community Bank Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) ABA Community Bank Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is a market capitalization weighted index that includes all NASDAQ banks and thrifts or their holding companies excluding the 50 largest U.S. banks by asset size. Also excluded are banks that have an international specialization and those banks that have a credit-card specialization, as screened by the ABA based on the most recent data from the Federal Deposit Insurance Corporation. Banks with an international specialization are those institutions with assets greater than $10 billion and more than 25% of total assets in foreign offices. Banks with a credit-card specialization are those institutions with credit-card loans plus securitized receivables in excess of 50% of total assets plus securitized receivables. Securities in the Index must have a market capitalization of at least $200 million and a three-month average daily trading volume of at least $500 thousand. The Index is rebalanced quarterly and reconstituted semi-annually. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was July 1, 2009.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            AVERAGE ANNUAL           CUMULATIVE
                                                                                            TOTAL RETURNS          TOTAL RETURNS
                                                                    6 Months   1 Year    5 Years   Inception    5 Years   Inception
                                                                     Ended      Ended     Ended    (6/29/09)     Ended    (6/29/09)
                                                                    6/30/18    6/30/18   6/30/18   to 6/30/18   6/30/18   to 6/30/18
FUND PERFORMANCE
NAV                                                                   5.11%     9.50%    14.21%      13.43%      94.29%    210.92%
Market Value                                                          4.89%     9.60%    14.15%      13.43%      93.84%    211.06%

INDEX PERFORMANCE
NASDAQ OMX(R) ABA Community Bank
   Index(SM)                                                          5.42%    10.18%    14.92%      14.15%     100.44%    229.31%
S&P Composite 1500(R) Financials Index                               -3.38%     9.96%    13.36%      14.15%      87.20%    229.17%
Russell 3000(R) Index                                                 3.22%    14.78%    13.29%      15.22%      86.66%    257.90%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                          % OF TOTAL
INDUSTRY CLASSIFICATION              LONG-TERM INVESTMENTS
-----------------------------------------------------------
Banks                                        88.00%
Thrifts & Mortgage Finance                   11.70
IT Services                                   0.30
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
East West Bancorp, Inc.                       3.46%
Commerce Bancshares, Inc.                     2.53
PacWest Bancorp                               2.27
BOK Financial Corp.                           2.26
Bank OZK                                      2.12
Umpqua Holdings Corp.                         1.82
Wintrust Financial Corp.                      1.80
Pinnacle Financial Partners, Inc.             1.75
Popular, Inc.                                 1.70
Texas Capital Bancshares, Inc.                1.67
                                            -------
   Total                                     21.38%
                                            =======

-----------------------------
Nasdaq(R), OMX(R), Nasdaq OMX(R), and NASDAQ OMX(R) ABA Community Bank Index(SM) are trademarks of Nasdaq, Inc. ("Nasdaq") and American Bankers Association ("ABA") (Nasdaq and ABA, collectively with their affiliates, are referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA) (CONTINUED)

                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     JUNE 29, 2009 - JUNE 30, 2018

             First Trust
            NASDAQ(R) ABA          NASDAQ OMX(R)
            Community Bank         ABA Community          S&P Composite 1500(R)         Russell 3000(R)
              Index Fund           Bank Index(SM)           Financials Index                 Index
06/09          $10,000                $10,000                    $10,000                    $10,000
12/09           11,280                 11,318                     12,112                     12,224
06/10           11,438                 11,505                     11,744                     11,484
12/10           12,721                 12,846                     13,722                     14,293
06/11           12,520                 12,688                     13,420                     15,201
12/11           11,898                 12,095                     11,662                     14,439
06/12           13,081                 13,343                     13,227                     15,785
12/12           13,507                 13,817                     14,806                     16,809
06/13           16,006                 16,427                     17,584                     19,172
12/13           19,302                 19,873                     19,879                     22,448
06/14           19,296                 19,929                     20,907                     24,006
12/14           19,827                 20,537                     22,839                     25,266
06/15           21,637                 22,484                     22,892                     25,756
12/15           21,390                 22,288                     22,677                     25,388
06/16           21,026                 21,976                     22,310                     26,307
12/16           29,426                 30,865                     28,184                     28,619
06/17           28,402                 29,883                     29,940                     31,175
12/17           29,589                 31,234                     34,075                     34,667
06/18           31,092                 32,917                     32,931                     35,790

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through June 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             139            24              0            0
01/01/14 - 12/31/14             115             9              0            0
01/01/15 - 12/31/15             137             5              0            0
01/01/16 - 12/31/16             133             0              0            0
01/01/17 - 12/31/17             128             5              0            0
01/01/18 - 06/30/18              64             9              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              72            17              0            0
01/01/14 - 12/31/14             116            12              0            0
01/01/15 - 12/31/15             110             0              0            0
01/01/16 - 12/31/16             119             0              0            0
01/01/17 - 12/31/17             116             1              1            0
01/01/18 - 06/30/18              48             4              0            0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
JUNE 30, 2018 (UNAUDITED)

As a shareholder of First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust Water ETF, First Trust Natural Gas ETF, First Trust Chindia ETF or First Trust NASDAQ(R) ABA Community Bank Index Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended June 30, 2018.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                        EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING           ENDING         BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE       SIX-MONTH         SIX-MONTH
                                                  JANUARY 1, 2018     JUNE 30, 2018      PERIOD (a)        PERIOD (b)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX
   FUND (QQEW)
Actual                                               $1,000.00          $1,047.20           0.60%             $3.05
Hypothetical (5% return before expenses)             $1,000.00          $1,021.82           0.60%             $3.01

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX
   FUND (QTEC)
Actual                                               $1,000.00          $1,073.40           0.57%             $2.93
Hypothetical (5% return before expenses)             $1,000.00          $1,021.97           0.57%             $2.86

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR
   INDEX FUND (QQXT)
Actual                                               $1,000.00          $1,031.50           0.60%             $3.02
Hypothetical (5% return before expenses)             $1,000.00          $1,021.82           0.60%             $3.01

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY
   INDEX FUND (QCLN)
Actual                                               $1,000.00          $  962.80           0.60%             $2.92
Hypothetical (5% return before expenses)             $1,000.00          $1,021.82           0.60%             $3.01

FIRST TRUST S&P REIT INDEX FUND (FRI)
Actual                                               $1,000.00          $1,011.10           0.50%             $2.49
Hypothetical (5% return before expenses)             $1,000.00          $1,022.32           0.50%             $2.51

FIRST TRUST WATER ETF (FIW)
Actual                                               $1,000.00          $  992.00           0.55%             $2.72
Hypothetical (5% return before expenses)             $1,000.00          $1,022.07           0.55%             $2.76

FIRST TRUST EXCHANGE-TRADED FUND

JUNE 30, 2018 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                        EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING           ENDING         BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE       SIX-MONTH         SIX-MONTH
                                                  JANUARY 1, 2018     JUNE 30, 2018      PERIOD (a)        PERIOD (b)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST NATURAL GAS ETF (FCG)
Actual                                               $1,000.00          $1,032.00           0.60%             $3.02
Hypothetical (5% return before expenses)             $1,000.00          $1,021.82           0.60%             $3.01

FIRST TRUST CHINDIA ETF (FNI)
Actual                                               $1,000.00          $  980.70           0.60%             $2.95
Hypothetical (5% return before expenses)             $1,000.00          $1,021.82           0.60%             $3.01

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK
   INDEX FUND (QABA)
Actual                                               $1,000.00          $1,051.10           0.60%             $3.05
Hypothetical (5% return before expenses)             $1,000.00          $1,021.82           0.60%             $3.01


(a) These expense ratios reflect an expense cap for certain Funds. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (January 1, 2018 through June 30, 2018), multiplied by 181/365 (to reflect the six-month period).

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AIRLINES -- 0.9%
     134,292 American Airlines Group, Inc.     $    5,097,724
                                               --------------
             AUTOMOBILES -- 1.0%
      16,036 Tesla, Inc. (a) (b)                    5,499,546
                                               --------------
             BEVERAGES -- 1.1%
     101,784 Monster Beverage Corp. (a)             5,832,223
                                               --------------
             BIOTECHNOLOGY -- 10.5%
      47,265 Alexion Pharmaceuticals, Inc. (a)      5,867,950
      31,045 Amgen, Inc.                            5,730,596
      18,830 Biogen, Inc. (a)                       5,465,219
      58,849 BioMarin Pharmaceutical, Inc. (a)      5,543,576
      73,561 Celgene Corp. (a)                      5,842,214
      81,783 Gilead Sciences, Inc.                  5,793,508
      77,659 Incyte Corp. (a)                       5,203,153
      18,216 Regeneron Pharmaceuticals,
                Inc. (a)                            6,284,338
      35,510 Shire PLC, ADR                         5,994,088
      37,052 Vertex Pharmaceuticals, Inc. (a)       6,297,358
                                               --------------
                                                   58,022,000
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.0%
      30,140 Cintas Corp.                           5,578,010
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.0%
     129,801 Cisco Systems, Inc.                    5,585,337
                                               --------------
             FOOD & STAPLES RETAILING -- 2.0%
      27,705 Costco Wholesale Corp.                 5,789,791
      87,290 Walgreens Boots Alliance, Inc.         5,238,709
                                               --------------
                                                   11,028,500
                                               --------------
             FOOD PRODUCTS -- 2.1%
      93,227 Kraft Heinz (The) Co.                  5,856,520
     140,707 Mondelez International, Inc.,
                Class A                             5,768,987
                                               --------------
                                                   11,625,507
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 5.0%
      15,837 Align Technology, Inc. (a)             5,418,471
     127,808 DENTSPLY SIRONA, Inc.                  5,594,156
     142,026 Hologic, Inc. (a)                      5,645,534
      25,202 IDEXX Laboratories, Inc. (a)           5,492,524
      11,710 Intuitive Surgical, Inc. (a)           5,603,001
                                               --------------
                                                   27,753,686
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 2.0%
      70,259 Express Scripts Holding Co. (a)        5,424,698
      78,369 Henry Schein, Inc. (a)                 5,692,724
                                               --------------
                                                   11,117,422
                                               --------------
             HEALTH CARE TECHNOLOGY -- 1.0%
      92,835 Cerner Corp. (a)                       5,550,605
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE
                -- 2.8%
      41,372 Marriott International, Inc.,
                Class A                        $    5,237,695
     100,571 Starbucks Corp.                        4,912,894
      33,141 Wynn Resorts Ltd.                      5,545,815
                                               --------------
                                                   15,696,404
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 7.0%
       3,347 Amazon.com, Inc. (a)                   5,689,231
       2,682 Booking Holdings, Inc. (a)             5,436,655
     111,053 Ctrip.com International Ltd.,
                ADR (a)                             5,289,454
      46,282 Expedia Group, Inc.                    5,562,634
     131,766 JD.com, Inc., ADR (a)                  5,132,286
      14,653 Netflix, Inc. (a)                      5,735,624
     266,528 Qurate Retail, Inc. (a)                5,655,724
                                               --------------
                                                   38,501,608
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 6.0%
       2,476 Alphabet, Inc., Class A (a)            2,795,874
       2,492 Alphabet, Inc., Class C (a)            2,780,200
      21,041 Baidu, Inc., ADR (a)                   5,112,963
     147,690 eBay, Inc. (a)                         5,355,239
      29,327 Facebook, Inc., Class A (a)            5,698,823
      18,905 MercadoLibre, Inc.                     5,651,272
      22,535 NetEase, Inc., ADR                     5,693,918
                                               --------------
                                                   33,088,289
                                               --------------
             IT SERVICES -- 5.0%
      41,152 Automatic Data Processing, Inc.        5,520,129
      71,173 Cognizant Technology Solutions
                Corp., Class A                      5,621,955
      75,103 Fiserv, Inc. (a)                       5,564,381
      82,311 Paychex, Inc.                          5,625,957
      67,327 PayPal Holdings, Inc. (a)              5,606,320
                                               --------------
                                                   27,938,742
                                               --------------
             LEISURE PRODUCTS -- 1.0%
      62,923 Hasbro, Inc.                           5,808,422
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.0%
      19,891 Illumina, Inc. (a)                     5,555,357
                                               --------------
             MACHINERY -- 1.0%
      89,745 PACCAR, Inc.                           5,560,600
                                               --------------
             MEDIA -- 6.1%
      19,326 Charter Communications, Inc.,
                Class A (a)                         5,666,577
     169,530 Comcast Corp., Class A                 5,562,279
     165,954 DISH Network Corp., Class A (a)        5,577,714
      97,284 Liberty Global PLC, Class A (a)        2,679,201
     100,028 Liberty Global PLC, Class C (a)        2,661,745
     757,738 Sirius XM Holdings, Inc. (b)           5,129,886
      64,305 Twenty-First Century Fox, Inc.,
                Class A                             3,195,316
      64,449 Twenty-First Century Fox, Inc.,
                Class B                             3,175,402
                                               --------------
                                                   33,648,120
                                               --------------


                        See Notes to Financial Statements                Page 25

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MULTILINE RETAIL -- 1.0%
      65,254 Dollar Tree, Inc. (a)             $    5,546,590
                                               --------------
             PHARMACEUTICALS -- 1.0%
     147,257 Mylan N.V. (a)                         5,321,868
                                               --------------
             PROFESSIONAL SERVICES -- 1.0%
      52,262 Verisk Analytics, Inc. (a)             5,625,482
                                               --------------
             ROAD & RAIL -- 2.0%
      86,176 CSX Corp.                              5,496,305
      44,101 J.B. Hunt Transport Services, Inc.     5,360,477
                                               --------------
                                                   10,856,782
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 14.4%
      56,588 Analog Devices, Inc.                   5,427,921
     116,480 Applied Materials, Inc.                5,380,211
      26,737 ASML Holding N.V.                      5,293,124
      21,255 Broadcom, Inc.                         5,157,313
     104,221 Intel Corp.                            5,180,826
      50,901 KLA-Tencor Corp.                       5,218,880
      32,194 Lam Research Corp.                     5,564,733
      93,303 Maxim Integrated Products, Inc.        5,473,154
      56,321 Microchip Technology, Inc.             5,122,395
      98,637 Micron Technology, Inc. (a)            5,172,524
      21,653 NVIDIA Corp.                           5,129,596
      95,946 QUALCOMM, Inc.                         5,384,489
      55,926 Skyworks Solutions, Inc.               5,405,248
      49,561 Texas Instruments, Inc.                5,464,100
      81,795 Xilinx, Inc.                           5,337,942
                                               --------------
                                                   79,712,456
                                               --------------
             SOFTWARE -- 14.1%
      74,198 Activision Blizzard, Inc.              5,662,791
      22,808 Adobe Systems, Inc. (a)                5,560,818
      41,633 Autodesk, Inc. (a)                     5,457,670
     154,110 CA, Inc.                               5,494,022
     127,580 Cadence Design Systems, Inc. (a)       5,525,490
      57,454 Check Point Software Technologies
                Ltd. (a)                            5,612,107
      53,710 Citrix Systems, Inc. (a)               5,630,956
      39,166 Electronic Arts, Inc. (a)              5,523,189
      27,487 Intuit, Inc.                           5,615,732
      57,363 Microsoft Corp.                        5,656,565
     270,163 Symantec Corp.                         5,578,866
      63,416 Synopsys, Inc. (a)                     5,426,507
      47,269 Take-Two Interactive Software,
                Inc. (a)                            5,594,759
      44,841 Workday, Inc., Class A (a)             5,431,142
                                               --------------
                                                   77,770,614
                                               --------------
             SPECIALTY RETAIL -- 3.0%
      20,301 O'Reilly Automotive, Inc. (a)          5,553,744
      67,461 Ross Stores, Inc.                      5,717,320
      23,171 Ulta Beauty, Inc. (a)                  5,409,502
                                               --------------
                                                   16,680,566
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 3.0%
      30,416 Apple, Inc.                       $    5,630,306
      98,300 Seagate Technology PLC                 5,551,001
      71,262 Western Digital Corp.                  5,516,391
                                               --------------
                                                   16,697,698
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.9%
     109,049 Fastenal Co.                           5,248,528
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 2.1%
      95,712 T-Mobile US, Inc. (a)                  5,718,792
     232,161 Vodafone Group PLC, ADR                5,643,834
                                               --------------
                                                   11,362,626
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        553,311,312
             (Cost $471,106,893)               --------------

             MONEY MARKET FUNDS -- 0.1%
     680,484 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.90% (c) (d)                         680,484
             (Cost $680,484)                   --------------

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.6%
$  6,748,262 BNP Paribas S.A., 2.10% (c), dated
                06/29/18, due 07/02/18, with a
                maturity value of $6,749,443.
                Collateralized by U.S. Treasury
                Note, interest rate of 2.750%,
                due 02/15/19. The value of the
                collateral including accrued
                interest is $6,954,993. (d)         6,748,262
   2,157,526 JPMorgan Chase & Co., 2.05% (c),
                dated 06/29/18, due 07/02/18,
                with a maturity value of
                $2,157,895. Collateralized by
                U.S. Treasury Notes, interest
                rates of 1.625% to 1.750%, due
                03/15/20 to 05/15/23. The value
                of the collateral including
                accrued interest is
                $2,211,473. (d)                     2,157,526
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 1.6%                             8,905,788
             (Cost $8,905,788)                 --------------

             TOTAL INVESTMENTS -- 101.7%          562,897,584
             (Cost $480,693,165) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (1.7)%              (9,519,407)
                                               --------------
             NET ASSETS -- 100.0%              $  553,378,177
                                               ==============


Page 26                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

JUNE 30, 2018 (UNAUDITED)

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $9,238,690 and the total value of the collateral held by the Fund is $9,586,272.

(c)   Rate shown reflects yield as of June 30, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $107,843,145 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $25,638,726. The net unrealized appreciation was $82,204,419.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1           LEVEL 2           LEVEL 3
                   ---------------------------------------------------
Common Stocks*     $   553,311,312    $           --    $           --
Money Market
   Funds                   680,484                --                --
Repurchase
   Agreements                   --         8,905,788                --
                   ---------------------------------------------------
Total Investments  $   553,991,796    $    8,905,788    $           --
                   ===================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    9,238,690
Non-cash Collateral(2)                             (9,238,690)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities which is included in "Investments, at value", is not offset and is shown on a gross basis

(2) At June 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    8,905,788
Non-cash Collateral(4)                             (8,905,788)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Repurchase agreements, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 27

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             COMMUNICATIONS EQUIPMENT
                -- 2.9%
   1,665,412 Cisco Systems, Inc.               $   71,662,678
                                               --------------
             HEALTH CARE TECHNOLOGY -- 2.8%
   1,194,669 Cerner Corp. (a)                      71,429,259
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 11.3%
      31,676 Alphabet, Inc., Class A (a)           35,768,222
      31,936 Alphabet, Inc., Class C (a)           35,629,398
     271,802 Baidu, Inc., ADR (a)                  66,047,886
     373,083 Facebook, Inc., Class A (a)           72,497,489
     289,559 NetEase, Inc., ADR                    73,162,873
                                               --------------
                                                  283,105,868
                                               --------------
             IT SERVICES -- 2.9%
     916,247 Cognizant Technology Solutions
                Corp., Class A                     72,374,351
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 40.6%
     726,497 Analog Devices, Inc.                  69,685,592
   1,489,028 Applied Materials, Inc.               68,778,203
     341,694 ASML Holding N.V.                     67,645,161
     272,201 Broadcom, Inc.                        66,046,851
   1,328,852 Intel Corp.                           66,057,233
     650,122 KLA-Tencor Corp.                      66,657,009
     409,966 Lam Research Corp.                    70,862,623
   1,193,907 Maxim Integrated Products, Inc.       70,034,585
     718,510 Microchip Technology, Inc.            65,348,485
   1,266,553 Micron Technology, Inc. (a)           66,418,039
     276,200 NVIDIA Corp.                          65,431,780
   1,225,234 QUALCOMM, Inc.                        68,760,132
     718,937 Skyworks Solutions, Inc.              69,485,261
     635,747 Texas Instruments, Inc.               70,091,107
   1,048,063 Xilinx, Inc.                          68,396,591
                                               --------------
                                                1,019,698,652
                                               --------------
             SOFTWARE -- 31.0%
     290,485 Adobe Systems, Inc. (a)               70,823,148
     532,718 Autodesk, Inc. (a)                    69,834,003
   1,975,531 CA, Inc.                              70,427,680
   1,633,409 Cadence Design Systems, Inc. (a)      70,742,944
     735,826 Check Point Software Technologies
                Ltd. (a)                           71,875,484
     688,654 Citrix Systems, Inc. (a)              72,198,485
     349,126 Intuit, Inc.                          71,328,187
     726,237 Microsoft Corp.                       71,614,231
   3,467,126 Symantec Corp.                        71,596,152
     810,927 Synopsys, Inc. (a)                    69,391,023
     572,062 Workday, Inc., Class A (a)            69,288,149
                                               --------------
                                                  779,119,486
                                               --------------


SHARES       DESCRIPTION                              VALUE
-------------------------------------------------------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 8.5%
     387,846 Apple, Inc.                       $   71,794,173
   1,263,357 Seagate Technology PLC                71,341,770
     912,152 Western Digital Corp.                 70,609,686
                                               --------------
                                                  213,745,629
                                               --------------
             TOTAL INVESTMENTS -- 100.0%        2,511,135,923
             (Cost $2,073,062,133) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                   788,614
                                               --------------
             NET ASSETS -- 100.0%              $2,511,924,537
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $469,483,989 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $31,410,199. The net unrealized appreciation was $438,073,790.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1           LEVEL 2           LEVEL 3
                   ---------------------------------------------------
Common Stocks*     $ 2,511,135,923    $           --    $           --
                   ===================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.


Page 28                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 100.0%
             AIRLINES -- 1.4%
      33,835 American Airlines Group, Inc.     $    1,284,377
                                               --------------
             AUTOMOBILES -- 1.5%
       4,040 Tesla, Inc. (b) (c)                    1,385,518
                                               --------------
             BEVERAGES -- 1.6%
      25,645 Monster Beverage Corp. (b)             1,469,458
                                               --------------
             BIOTECHNOLOGY -- 16.2%
      11,909 Alexion Pharmaceuticals, Inc. (b)      1,478,502
       7,822 Amgen, Inc.                            1,443,863
       4,744 Biogen, Inc. (b)                       1,376,899
      14,827 BioMarin Pharmaceutical, Inc. (b)      1,396,703
      18,534 Celgene Corp. (b)                      1,471,970
      20,606 Gilead Sciences, Inc.                  1,459,729
      19,566 Incyte Corp. (b)                       1,310,922
       4,590 Regeneron Pharmaceuticals,
                Inc. (b)                            1,583,504
       8,947 Shire PLC, ADR                         1,510,254
       9,335 Vertex Pharmaceuticals, Inc. (b)       1,586,577
                                               --------------
                                                   14,618,923
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.6%
       7,596 Cintas Corp.                           1,405,792
                                               --------------
             FOOD & STAPLES RETAILING -- 3.1%
       6,980 Costco Wholesale Corp.                 1,458,680
      21,993 Walgreens Boots Alliance, Inc.         1,319,910
                                               --------------
                                                    2,778,590
                                               --------------
             FOOD PRODUCTS -- 3.3%
      23,488 Kraft Heinz (The) Co.                  1,475,516
      35,451 Mondelez International, Inc.,
                Class A                             1,453,491
                                               --------------
                                                    2,929,007
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 7.8%
       3,990 Align Technology, Inc. (b)             1,365,138
      32,201 DENTSPLY SIRONA, Inc.                  1,409,438
      35,800 Hologic, Inc. (b)                      1,423,050
       6,350 IDEXX Laboratories, Inc. (b)           1,383,919
       2,950 Intuitive Surgical, Inc. (b)           1,411,516
                                               --------------
                                                    6,993,061
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.1%
      17,702 Express Scripts Holding Co. (b)        1,366,771
      19,745 Henry Schein, Inc. (b)                 1,434,277
                                               --------------
                                                    2,801,048
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 4.4%
      10,424 Marriott International, Inc.,
                Class A                             1,319,679
      25,339 Starbucks Corp.                        1,237,810
       8,350 Wynn Resorts Ltd.                      1,397,289
                                               --------------
                                                    3,954,778
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 10.8%
         843 Amazon.com, Inc. (b)              $    1,432,931
         676 Booking Holdings, Inc. (b)             1,370,313
      27,980 Ctrip.com International Ltd.,
                ADR (b)                             1,332,687
      11,659 Expedia Group, Inc.                    1,401,295
      33,199 JD.com, Inc., ADR (b)                  1,293,101
       3,692 Netflix, Inc. (b)                      1,445,160
      67,148 Qurate Retail, Inc. (b)                1,424,881
                                               --------------
                                                    9,700,368
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 3.1%
      37,211 eBay, Inc. (b)                         1,349,271
       4,763 MercadoLibre, Inc.                     1,423,803
                                               --------------
                                                    2,773,074
                                               --------------
             IT SERVICES -- 6.2%
      10,368 Automatic Data Processing, Inc.        1,390,764
      18,919 Fiserv, Inc. (b)                       1,401,709
      20,738 Paychex, Inc.                          1,417,442
      16,963 PayPal Holdings, Inc. (b)              1,412,509
                                               --------------
                                                    5,622,424
                                               --------------
             LEISURE PRODUCTS -- 1.6%
      15,854 Hasbro, Inc.                           1,463,483
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.6%
       5,012 Illumina, Inc. (b)                     1,399,801
                                               --------------
             MACHINERY -- 1.6%
      22,611 PACCAR, Inc.                           1,400,978
                                               --------------
             MEDIA -- 9.4%
       4,869 Charter Communications, Inc.,
                Class A (b)                         1,427,640
      42,713 Comcast Corp., Class A                 1,401,414
      41,812 DISH Network Corp., Class A (b)        1,405,301
      24,511 Liberty Global PLC, Class A (b)          675,033
      25,202 Liberty Global PLC, Class C (b)          670,625
     190,914 Sirius XM Holdings, Inc. (c)           1,292,488
      16,199 Twenty-First Century Fox, Inc.,
                Class A                               804,928
      16,238 Twenty-First Century Fox, Inc.,
                Class B                               800,046
                                               --------------
                                                    8,477,475
                                               --------------
             MULTILINE RETAIL -- 1.5%
      16,441 Dollar Tree, Inc. (b)                  1,397,485
                                               --------------
             PHARMACEUTICALS -- 1.5%
      37,106 Mylan N.V. (b)                         1,341,011
                                               --------------
             PROFESSIONAL SERVICES -- 1.6%
      13,168 Verisk Analytics, Inc. (b)             1,417,404
                                               --------------
             ROAD & RAIL -- 3.0%
      21,712 CSX Corp.                              1,384,791
      11,111 J.B. Hunt Transport Services, Inc.     1,350,542
                                               --------------
                                                    2,735,333
                                               --------------


                        See Notes to Financial Statements                Page 29

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             SOFTWARE -- 4.7%
      18,694 Activision Blizzard, Inc.         $    1,426,726
       9,868 Electronic Arts, Inc. (b)              1,391,585
      11,910 Take-Two Interactive Software,
                Inc. (b)                            1,409,668
                                               --------------
                                                    4,227,979
                                               --------------
             SPECIALTY RETAIL -- 4.7%
       5,115 O'Reilly Automotive, Inc. (b)          1,399,311
      16,997 Ross Stores, Inc.                      1,440,496
       5,838 Ulta Beauty, Inc. (b)                  1,362,939
                                               --------------
                                                    4,202,746
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.5%
      27,465 Fastenal Co.                           1,321,890
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 3.2%
      24,115 T-Mobile US, Inc. (b)                  1,440,871
      58,493 Vodafone Group PLC, ADR                1,421,965
                                               --------------
                                                    2,862,836
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%         89,964,839
             (Cost $80,808,925)                --------------

             MONEY MARKET FUNDS -- 0.2%
     157,567 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.90% (d) (e)                         157,567
      16,148 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 1.78% (d)                      16,148
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 0.2%                               173,715
             (Cost $173,715)                   --------------

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 2.3%
$  1,562,569 BNP Paribas S.A., 2.10% (d), dated
                06/29/18, due 07/02/18, with a
                maturity value of $1,562,842.
                Collateralized by U.S. Treasury
                Note, interest rate of 2.750%,
                due 02/15/19. The value of the
                collateral including accrued
                interest is $1,610,438. (e)         1,562,569

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS (CONTINUED)
$    499,578 JPMorgan Chase & Co., 2.05% (d),
                dated 06/29/18, due 07/02/18,
                with a maturity value of
                $499,663. Collateralized by
                U.S. Treasury Notes, interest
                rates of 1.625% to 1.750%, due
                03/15/20 to 05/15/23. The value
                of the collateral including
                accrued interest is
                $512,069. (e)                  $      499,578
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 2.3%                             2,062,147
             (Cost $2,062,147)                 --------------

             TOTAL INVESTMENTS -- 102.5%           92,200,701
             (Cost $83,044,787) (f)

             NET OTHER ASSETS AND
                LIABILITIES -- (2.5)%              (2,233,290)
                                               --------------
             NET ASSETS -- 100.0%              $   89,967,411
                                               ==============

(a) The industry allocation is based on Standard & Poor's Global Industry Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark (ICB) system, which is maintained by FTSE International Limited.

(b)   Non-income producing security.

(c) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $2,138,429 and the total value of the collateral held by the Fund is $2,219,714.

(d)   Rate shown reflects yield as of June 30, 2018.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $16,022,475 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,866,561. The net unrealized appreciation was $9,155,914.

ADR   - American Depositary Receipt


Page 30                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

JUNE 30, 2018 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1           LEVEL 2           LEVEL 3
                   ---------------------------------------------------
Common Stocks*     $    89,964,839    $           --    $           --
Money Market
   Funds                   173,715                --                --
Repurchase
   Agreements                   --         2,062,147                --
                   ---------------------------------------------------
Total Investments  $    90,138,554    $    2,062,147    $           --
                   ===================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    2,138,429
Non-cash Collateral(2)                             (2,138,429)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    2,062,147
Non-cash Collateral(4)                             (2,062,147)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Repurchase agreements, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 31

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 6.1%
      84,367 Hexcel Corp.                      $    5,600,282
                                               --------------
             AUTOMOBILES -- 9.9%
      26,772 Tesla, Inc. (a) (b)                    9,181,458
                                               --------------
             CHEMICALS -- 10.5%
      81,552 Albemarle Corp.                        7,692,800
      41,982 Sociedad Quimica y Minera de
                Chile S.A., ADR                     2,017,235
                                               --------------
                                                    9,710,035
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.4%
      30,492 Ameresco, Inc., Class A (b)              365,904
                                               --------------
             ELECTRICAL EQUIPMENT -- 12.7%
      32,231 Acuity Brands, Inc.                    3,734,606
     184,267 Ballard Power Systems,
                Inc. (a) (b)                          525,161
      43,432 EnerSys                                3,241,764
      99,883 Enphase Energy, Inc. (a) (b)             672,212
     220,988 Plug Power, Inc. (a) (b)                 446,396
     112,414 Sunrun, Inc. (a) (b)                   1,478,244
      35,165 TPI Composites, Inc. (b)               1,028,225
     118,942 Vivint Solar, Inc. (a) (b)               588,763
                                               --------------
                                                   11,715,371
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 10.1%
     173,792 AVX Corp.                              2,723,321
      40,430 Itron, Inc. (b)                        2,427,821
      17,560 Littelfuse, Inc.                       4,006,841
      39,191 Maxwell Technologies, Inc. (a) (b)       203,793
                                               --------------
                                                    9,361,776
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 13.3%
     103,357 Atlantica Yield PLC                    2,085,744
      56,015 NextEra Energy Partners, L.P. (c)      2,614,220
      67,391 NRG Yield, Inc., Class C               1,159,125
      52,279 Ormat Technologies, Inc.               2,780,720
     101,170 Pattern Energy Group, Inc.,
                Class A                             1,896,938
     152,726 TerraForm Power, Inc., Class A         1,786,894
                                               --------------
                                                   12,323,641
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 1.2%
      54,920 Hannon Armstrong Sustainable
                Infrastructure Capital, Inc.        1,084,670
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 0.8%
      38,485 Renewable Energy Group, Inc. (b)         686,957
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 35.0%
      40,562 Advanced Energy Industries,
                Inc. (b)                            2,356,247
      60,417 Canadian Solar, Inc. (a) (b)             739,504
      81,753 Cree, Inc. (b)                         3,398,472
       7,393 Daqo New Energy Corp.,
                ADR (a) (b)                           262,747


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
      98,783 First Solar, Inc. (b)             $    5,201,913
     114,661 Integrated Device Technology,
                Inc. (b)                            3,655,393
      29,424 JinkoSolar Holding Co., Ltd.,
                ADR (a) (b)                           405,168
     303,329 ON Semiconductor Corp. (b)             6,744,520
      30,508 Power Integrations, Inc.               2,228,609
      46,421 SolarEdge Technologies, Inc. (b)       2,221,245
     145,276 SunPower Corp. (a) (b)                 1,114,267
      38,498 Universal Display Corp. (a)            3,310,828
      50,218 Veeco Instruments, Inc. (b)              715,607
                                               --------------
                                                   32,354,520
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%         92,384,614
             (Cost $83,413,941)                --------------

             MONEY MARKET FUNDS -- 1.1%
   1,057,989 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.90% (d) (e)                       1,057,989
             (Cost $1,057,989)                 --------------

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 15.0%
$ 10,491,926 BNP Paribas S.A., 2.10% (d), dated
                06/29/18, due 07/02/18, with a
                maturity value of $10,493,762.
                Collateralized by U.S. Treasury
                Note, interest rate of 2.750%,
                due 02/15/19. The value of the
                collateral including accrued
                interest is $10,813,343. (e)       10,491,926
   3,354,435 JPMorgan Chase & Co., 2.05% (d),
                dated 06/29/18, due 07/02/18,
                with a maturity value of
                $3,355,008. Collateralized by
                U.S. Treasury Notes, interest
                rates of 1.625% to 1.750%, due
                03/15/20 to 05/15/23. The value
                of the collateral including
                accrued  interest is
                $3,438,309. (e)                     3,354,435
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 15.0%                           13,846,361
             (Cost $13,846,361)                --------------

             TOTAL INVESTMENTS -- 116.1%          107,288,964
             (Cost $98,318,291) (f)

             NET OTHER ASSETS AND
                LIABILITIES -- (16.1)%            (14,860,771)
                                               --------------
             NET ASSETS -- 100.0%              $   92,428,193
                                               ==============


Page 32                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2018 (UNAUDITED)

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $14,495,180 and the total value of the collateral held by the Fund is $14,904,350.

(b)   Non-income producing security.

(c) Security is a Master Limited Partnership ("MLP"), which is taxed as a "C" corporation for federal income tax purposes.

(d)   Rate shown reflects yield as of June 30, 2018.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $15,449,082 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,478,409. The net unrealized appreciation was $8,970,673.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1           LEVEL 2           LEVEL 3
                   ---------------------------------------------------
Common Stocks*     $    92,384,614    $           --    $           --
Money Market
   Funds                 1,057,989                --                --
Repurchase
   Agreements                   --        13,846,361                --
                   ---------------------------------------------------
Total Investments  $    93,442,603    $   13,846,361    $           --
                   ===================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $   14,495,180
Non-cash Collateral(2)                            (14,495,180)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $   13,846,361
Non-cash Collateral(4)                            (13,846,361)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Repurchase agreements, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 33

FIRST TRUST S&P REIT INDEX FUND (FRI)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.5%
             DIVERSIFIED REITS -- 6.1%
       8,018 Alexander & Baldwin, Inc.         $      188,423
       4,925 American Assets Trust, Inc.              188,578
       5,363 Armada Hoffler Properties, Inc.           79,909
      58,817 Colony Capital, Inc.                     367,018
      15,793 Empire State Realty Trust, Inc.,
                Class A                               270,060
      31,677 Forest City Realty Trust, Inc.,
                Class A                               722,552
       3,369 Gladstone Commercial Corp.                64,752
       7,983 Global Net Lease, Inc.                   163,093
       8,050 iStar, Inc. (a)                           86,860
      25,606 Lexington Realty Trust                   223,540
      17,522 Liberty Property Trust                   776,750
       1,928 One Liberty Properties, Inc.              50,919
       2,364 PS Business Parks, Inc.                  303,774
      20,426 STORE Capital Corp.                      559,672
     114,793 VEREIT, Inc.                             854,060
       9,323 Washington Real Estate Investment
                Trust                                 282,767
      12,708 WP Carey, Inc.                           843,176
                                               --------------
                                                    6,025,903
                                               --------------
             HEALTH CARE REITS -- 11.8%
       9,026 CareTrust REIT, Inc.                     150,644
       2,047 Community Healthcare Trust, Inc.          61,144
       2,257 Global Medical REIT, Inc.                 19,997
      55,696 HCP, Inc.                              1,438,071
      14,843 Healthcare Realty Trust, Inc.            431,634
      24,327 Healthcare Trust of America, Inc.,
                Class A                               655,856
       4,698 LTC Properties, Inc.                     200,792
       3,780 MedEquities Realty Trust, Inc.            41,656
      43,242 Medical Properties Trust, Inc.           607,118
       4,925 National Health Investors, Inc.          362,874
       9,739 New Senior Investment Group, Inc.         73,724
      23,544 Omega Healthcare Investors, Inc.         729,864
      21,578 Physicians Realty Trust                  343,953
      11,168 Quality Care Properties, Inc. (a)        240,224
      21,137 Sabra Health Care REIT, Inc.             459,307
      28,171 Senior Housing Properties Trust          509,613
       1,499 Universal Health Realty Income
                Trust                                  95,906
      42,243 Ventas, Inc.                           2,405,739
      44,100 Welltower, Inc.                        2,764,629
                                               --------------
                                                   11,592,745
                                               --------------
             HOTEL & RESORT REITS -- 7.3%
      25,670 Apple Hospitality REIT, Inc.             458,980
      10,642 Ashford Hospitality Trust, Inc.           86,200
       3,854 Braemar Hotels & Resorts, Inc.            44,013
       5,439 Chatham Lodging Trust                    115,416
       7,158 Chesapeake Lodging Trust                 226,479
      23,778 DiamondRock Hospitality Co.              291,994
       4,383 Hersha Hospitality Trust                  94,015
      19,484 Hospitality Properties Trust             557,437


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOTEL & RESORT REITS (CONTINUED)
      87,889 Host Hotels & Resorts, Inc.       $    1,851,821
      13,087 LaSalle Hotel Properties                 447,968
      23,845 Park Hotels & Resorts, Inc.              730,372
       8,184 Pebblebrook Hotel Trust                  317,539
      20,771 RLJ Lodging Trust                        458,001
       6,079 Ryman Hospitality Properties, Inc.       505,469
      12,414 Summit Hotel Properties, Inc.            177,644
      26,747 Sunstone Hotel Investors, Inc.           444,535
      12,667 Xenia Hotels & Resorts, Inc.             308,568
                                               --------------
                                                    7,116,451
                                               --------------
             INDUSTRIAL REITS -- 8.9%
       5,577 Americold Realty Trust                   122,806
      11,166 DCT Industrial Trust, Inc.               745,107
      42,328 Duke Realty Corp.                      1,228,782
       4,142 EastGroup Properties, Inc.               395,809
      14,862 First Industrial Realty Trust,
                Inc.                                  495,499
      19,062 Gramercy Property Trust                  520,774
       2,313 Industrial Logistics Properties
                Trust                                  51,696
       9,390 Monmouth Real Estate Investment
                Corp.                                 155,217
      63,219 Prologis, Inc.                         4,152,856
       9,611 Rexford Industrial Realty, Inc.          301,689
      11,527 STAG Industrial, Inc.                    313,880
       6,637 Terreno Realty Corp.                     250,016
                                               --------------
                                                    8,734,131
                                               --------------
             OFFICE REITS -- 13.7%
      12,208 Alexandria Real Estate Equities,
                Inc.                                1,540,283
      18,301 Boston Properties, Inc.                2,295,311
      21,166 Brandywine Realty Trust                  357,282
       4,284 City Office REIT, Inc.                    54,964
      14,060 Columbia Property Trust, Inc.            319,303
      12,109 Corporate Office Properties Trust        351,040
      49,822 Cousins Properties, Inc.                 482,775
      18,935 Douglas Emmett, Inc.                     760,808
       5,416 Easterly Government Properties,
                Inc.                                  107,020
      14,398 Equity Commonwealth (a)                  453,537
      12,712 Franklin Street Properties Corp.         108,815
      11,755 Government Properties Income
                Trust                                 186,317
      12,261 Highwoods Properties, Inc.               622,001
      18,575 Hudson Pacific Properties, Inc.          658,112
      11,048 JBG SMITH Properties                     402,921
      11,717 Kilroy Realty Corp.                      886,274
      10,686 Mack-Cali Realty Corp.                   216,712
       6,188 NorthStar Realty Europe Corp.             89,664
      24,237 Paramount Group, Inc.                    373,250
      15,195 Piedmont Office Realty Trust, Inc.,
                Class A                               302,836
       7,639 Select Income REIT                       171,648
      10,483 SL Green Realty Corp.                  1,053,856
       5,682 Tier REIT, Inc.                          135,118
      20,516 Vornado Realty Trust                   1,516,543
                                               --------------
                                                   13,446,390
                                               --------------


Page 34                 See Notes to Financial Statements

FIRST TRUST S&P REIT INDEX FUND (FRI)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             RESIDENTIAL REITS -- 17.0%
      16,205 American Campus Communities,
                Inc.                           $      694,870
      30,800 American Homes 4 Rent, Class A           683,144
      18,654 Apartment Investment &
                Management Co., Class A               789,064
      16,385 AvalonBay Communities, Inc.            2,816,418
       2,817 Bluerock Residential Growth
                REIT, Inc.                             25,128
      10,999 Camden Property Trust                  1,002,339
       1,794 Clipper Realty, Inc.                      15,321
       8,988 Education Realty Trust, Inc.             373,002
      10,520 Equity LifeStyle Properties, Inc.        966,788
      43,654 Equity Residential                     2,780,323
       7,830 Essex Property Trust, Inc.             1,871,918
      10,312 Independence Realty Trust, Inc.          106,317
      14,233 Investors Real Estate Trust               78,708
      33,934 Invitation Homes, Inc.                   782,518
      13,491 Mid-America Apartment
                Communities, Inc.                   1,358,139
       2,240 NexPoint Residential Trust, Inc.          63,728
       4,649 Preferred Apartment Communities,
                Inc., Class A                          78,986
       9,495 Sun Communities, Inc.                    929,371
      31,726 UDR, Inc.                              1,190,994
       3,939 UMH Properties, Inc.                      60,464
                                               --------------
                                                   16,667,540
                                               --------------
             RETAIL REITS -- 19.8%
       9,673 Acadia Realty Trust                      264,750
       3,680 Agree Realty Corp.                       194,194
         447 Alexander's, Inc.                        171,036
      35,901 Brixmor Property Group, Inc.             625,754
      20,471 CBL & Associates Properties, Inc.        114,023
       9,320 Cedar Realty Trust, Inc.                  43,990
      18,168 DDR Corp.                                325,207
       8,680 Federal Realty Investment Trust        1,098,454
       3,916 Getty Realty Corp.                       110,314
      74,991 GGP, Inc.                              1,532,066
      50,374 Kimco Realty Corp.                       855,854
       9,920 Kite Realty Group Trust                  169,434
      12,870 Macerich (The) Co.                       731,402
      18,239 National Retail Properties, Inc.         801,786
       8,340 Pennsylvania Real Estate
                Investment Trust                       91,657
       9,488 Ramco-Gershenson Properties
                Trust                                 125,336
      33,715 Realty Income Corp.                    1,813,530
      17,473 Regency Centers Corp.                  1,084,724
      13,363 Retail Opportunity Investments
                Corp.                                 256,035
      26,022 Retail Properties of America,
                Inc., Class A                         332,561
       1,441 Saul Centers, Inc.                        77,209
       3,177 Seritage Growth Properties,
                Class A                               134,800
      36,715 Simon Property Group, Inc.             6,248,526
       5,080 Spirit MTA REIT (a)                       52,324


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             RETAIL REITS (CONTINUED)
      50,807 Spirit Realty Capital, Inc.       $      407,980
      11,189 Tanger Factory Outlet Centers,
                Inc.                                  262,830
       7,231 Taubman Centers, Inc.                    424,894
      12,563 Urban Edge Properties                    287,316
       3,534 Urstadt Biddle Properties, Inc.,
                Class A                                79,974
      22,049 Washington Prime Group, Inc.             178,817
      14,129 Weingarten Realty Investors              435,315
       1,074 Wheeler Real Estate Investment
                Trust, Inc.                             4,339
       4,718 Whitestone REIT                           58,881
                                               --------------
                                                   19,395,312
                                               --------------
             SPECIALIZED REITS -- 14.9%
      14,053 CoreCivic, Inc.                          335,726
       4,085 CoreSite Realty Corp.                    452,700
      21,609 CubeSmart                                696,242
      11,751 CyrusOne, Inc.                           685,788
      24,417 Digital Realty Trust, Inc.             2,724,449
       7,665 EPR Properties                           496,615
      14,951 Extra Space Storage, Inc.              1,492,259
       3,896 Farmland Partners, Inc.                   34,285
       7,279 Four Corners Property Trust, Inc.        179,282
      23,793 Gaming and Leisure Properties,
                Inc.                                  851,789
      14,586 GEO Group (The), Inc.                    401,698
       1,513 Gladstone Land Corp.                      19,170
       4,638 InfraREIT, Inc.                          102,824
      33,365 Iron Mountain, Inc.                    1,168,109
       5,516 Life Storage, Inc.                       536,762
       5,990 National Storage Affiliates Trust        184,612
      17,763 Public Storage                         4,029,714
       6,049 QTS Realty Trust, Inc., Class A          238,936
                                               --------------
                                                   14,630,960
                                               --------------
             TOTAL COMMON STOCKS -- 99.5%          97,609,432
             (Cost $110,661,343)               --------------

             MONEY MARKET FUNDS -- 0.1%
     144,968 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 1.78% (b)                     144,968
             (Cost $144,968)                   --------------

             TOTAL INVESTMENTS -- 99.6%            97,754,400
             (Cost $110,806,311) (c)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.4%                   352,844
                                               --------------
             NET ASSETS -- 100.0%              $   98,107,244
                                               ==============


                        See Notes to Financial Statements                Page 35

FIRST TRUST S&P REIT INDEX FUND (FRI)

JUNE 30, 2018 (UNAUDITED)

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of June 30, 2018.

(c) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,997,386 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $16,049,297. The net unrealized depreciation was $13,051,911.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1           LEVEL 2           LEVEL 3
                   ---------------------------------------------------
Common Stocks*     $    97,609,432    $           --    $           --
Money Market
   Funds                   144,968                --                --
                   ---------------------------------------------------
Total Investments  $    97,754,400    $           --    $           --
                   ===================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.


Page 36                 See Notes to Financial Statements

FIRST TRUST WATER ETF (FIW)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             BUILDING PRODUCTS -- 5.8%
     192,680 A.O. Smith Corp.                  $   11,397,022
     242,037 Advanced Drainage Systems, Inc.        6,910,156
                                               --------------
                                                   18,307,178
                                               --------------
             CHEMICALS -- 4.2%
      94,811 Ecolab, Inc.                          13,304,828
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 3.5%
     189,501 Tetra Tech, Inc.                      11,085,809
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 8.8%
     304,762 AECOM (a)                             10,066,289
     269,340 Aegion Corp. (a)                       6,935,505
      73,570 Valmont Industries, Inc.              11,090,677
                                               --------------
                                                   28,092,471
                                               --------------
             CONSTRUCTION MATERIALS -- 1.7%
     545,139 Forterra, Inc. (a) (b)                 5,304,202
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 4.3%
     129,917 Badger Meter, Inc.                     5,807,290
     132,515 Itron, Inc. (a)                        7,957,526
                                               --------------
                                                   13,764,816
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 8.5%
     126,489 Danaher Corp.                         12,481,934
      66,058 IDEXX Laboratories, Inc. (a)          14,396,681
                                               --------------
                                                   26,878,615
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 3.9%
      44,960 Roper Technologies, Inc.              12,404,914
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 3.5%
     180,319 Agilent Technologies, Inc.            11,150,927
                                               --------------
             MACHINERY -- 35.0%
     563,416 Energy Recovery, Inc. (a) (b)          4,552,401
     405,069 Evoqua Water Technologies
                Corp. (a)                           8,303,914
     255,539 Flowserve Corp.                       10,323,776
     157,958 Franklin Electric Co., Inc.            7,123,906
     144,866 Gorman-Rupp (The) Co.                  5,070,310
      90,410 IDEX Corp.                            12,339,157
      69,924 Lindsay Corp.                          6,781,929
     233,449 Mueller Industries, Inc.               6,889,080
     562,187 Mueller Water Products, Inc.,
                Class A                             6,588,832
     268,132 Pentair PLC                           11,282,994
     373,433 Rexnord Corp. (a)                     10,851,963
     122,862 Watts Water Technologies, Inc.,
                Class A                             9,632,381
     165,837 Xylem, Inc.                           11,174,097
                                               --------------
                                                  110,914,740
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             WATER UTILITIES -- 20.7%
     174,625 American States Water Co.         $    9,981,565
     155,848 American Water Works Co., Inc.        13,306,302
     316,528 Aqua America, Inc.                    11,135,455
     162,953 California Water Service Group         6,347,019
     536,810 Cia de Saneamento Basico do
                Estado de Sao Paulo, ADR            3,226,228
      74,860 Connecticut Water Service, Inc.        4,889,855
     109,058 Middlesex Water Co.                    4,598,976
     116,812 SJW Group                              7,735,291
     137,546 York Water (The) Co.                   4,373,963
                                               --------------
                                                   65,594,654
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%         316,803,154
             (Cost $273,822,601)               --------------

             MONEY MARKET FUNDS -- 0.3%
     593,868 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.90% (c) (d)                         593,868
     209,536 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 1.78% (c)                     209,536
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 0.3%                               803,404
             (Cost $803,404)                   --------------

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 2.4%
$  5,889,303 BNP Paribas S.A., 2.10% (c), dated
                06/29/18, due 07/02/18, with a
                maturity value of $5,890,333.
                Collateralized by U.S. Treasury
                Note, interest rate of 2.750%,
                due 02/15/19. The value of the
                collateral including accrued
                interest is $6,069,720. (d)         5,889,303
   1,882,903 JPMorgan Chase & Co., 2.05% (c),
                dated 06/29/18, due 07/02/18,
                with a maturity value of
                $1,883,225. Collateralized by
                U.S. Treasury Notes, interest
                rates of 1.625% to 1.750%, due
                03/15/20 to 05/15/23. The value
                of the collateral including
                accrued interest is
                $1,929,983. (d)                     1,882,903
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 2.4%                             7,772,206
             (Cost $7,772,206)                 --------------

             TOTAL INVESTMENTS -- 102.6%          325,378,764
             (Cost $282,398,211) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (2.6)%              (8,324,669)
                                               --------------
             NET ASSETS -- 100.0%              $  317,054,095
                                               ==============


                        See Notes to Financial Statements                Page 37

FIRST TRUST WATER ETF (FIW)

JUNE 30, 2018 (UNAUDITED)

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $8,185,956 and the total value of the collateral held by the Fund is $8,366,074.

(c)   Rate shown reflects yield as of June 30, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $48,918,833 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $5,938,280. The net unrealized appreciation was $42,980,553.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1           LEVEL 2           LEVEL 3
                   ---------------------------------------------------
Common Stocks*     $   316,803,154    $           --    $           --
Money Market
   Funds                   803,404                --                --
Repurchase
   Agreements                   --         7,772,206                --
                   ---------------------------------------------------
Total Investments  $   317,606,558    $    7,772,206    $           --
                   ===================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    8,185,956
Non-cash Collateral(2)                             (8,185,956)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    7,772,206
Non-cash Collateral(4)                             (7,772,206)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Repurchase agreements, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 38                 See Notes to Financial Statements

FIRST TRUST NATURAL GAS ETF (FCG)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             ENERGY EQUIPMENT & SERVICES
                -- 1.5%
      88,256 Unit Corp. (a)                    $    2,255,823
                                               --------------
             GAS UTILITIES -- 3.4%
      96,118 National Fuel Gas Co.                  5,090,409
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 95.1%
      65,474 Antero Midstream Partners, L.P. (b)    1,932,792
     342,013 Antero Resources Corp. (a)             7,301,977
     112,213 Boardwalk Pipeline Partners,
                L.P. (b)                            1,303,915
     286,032 Cabot Oil & Gas Corp.                  6,807,562
      70,339 Cimarex Energy Co.                     7,156,290
     357,827 CNX Resources Corp. (a)                6,362,164
      47,599 Concho Resources, Inc. (a)             6,585,322
      97,056 Continental Resources, Inc. (a)        6,285,347
      41,261 Crestwood Equity Partners, L.P. (b)    1,310,037
      66,160 DCP Midstream, L.P. (b)                2,616,628
     157,226 Devon Energy Corp.                     6,911,655
      35,924 Enable Midstream Partners, L.P. (b)      614,660
     514,634 Encana Corp.                           6,715,974
     295,992 Enerplus Corp.                         3,729,499
     138,986 EnLink Midstream Partners, L.P. (b)    2,158,453
     126,811 EQT Corp.                              6,997,431
      53,213 EQT Midstream Partners, L.P. (b)       2,745,259
     281,925 Gulfport Energy Corp. (a)              3,543,797
     120,168 Matador Resources Co. (a)              3,611,048
     110,307 MPLX, L.P. (b)                         3,765,881
     172,378 Murphy Oil Corp.                       5,821,205
     223,525 Newfield Exploration Co. (a)           6,761,631
     183,078 Noble Energy, Inc.                     6,458,992
      75,678 PDC Energy, Inc. (a)                   4,574,735
     418,501 QEP Resources, Inc. (a)                5,130,822
     412,616 Range Resources Corp.                  6,903,066
      33,141 SandRidge Energy, Inc. (a)               587,921
     174,725 SM Energy Co.                          4,488,685
     242,055 SRC Energy, Inc. (a)                   2,667,446
      57,005 TC PipeLines, L.P. (b)                 1,479,280
     123,662 Vermilion Energy, Inc.                 4,453,069
     175,866 W&T Offshore, Inc. (a)                 1,257,442
      61,329 Western Gas Partners, L.P. (b)         2,967,710
                                               --------------
                                                  142,007,695
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        149,353,927
             (Cost $153,449,627)               --------------

             MONEY MARKET FUNDS -- 0.1%
     110,381 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 1.78% (c)                     110,381
             (Cost $110,381)                   --------------

             TOTAL INVESTMENTS -- 100.1%          149,464,308
             (Cost $153,560,008) (d)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.1)%                 (74,452)
                                               --------------
             NET ASSETS -- 100.0%              $  149,389,856
                                               ==============

(a)   Non-income producing security.

(b)   Security is a Master Limited Partnership ("MLP").

(c)   Rate shown reflects yield as of June 30, 2018.

(d) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $12,393,306 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $16,489,006. The net unrealized depreciation was $4,095,700.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1           LEVEL 2           LEVEL 3
                   ---------------------------------------------------
Common Stocks*     $   149,353,927    $           --    $           --
Money Market
   Funds                   110,381                --                --
                   ---------------------------------------------------
Total Investments  $   149,464,308    $           --    $           --
                   ===================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.


                        See Notes to Financial Statements                Page 39

FIRST TRUST CHINDIA ETF (FNI)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.7%
             AIR FREIGHT & LOGISTICS -- 1.4%
     231,697 BEST, Inc., ADR (a) (b)           $    2,831,337
     134,921 ZTO Express Cayman, Inc., ADR          2,698,420
                                               --------------
                                                    5,529,757
                                               --------------
             AUTOMOBILES -- 3.8%
     774,098 Tata Motors Ltd., ADR (b)             15,133,616
                                               --------------
             BANKS -- 13.7%
     265,791 HDFC Bank Ltd., ADR                   27,913,371
   3,371,343 ICICI Bank Ltd., ADR                  27,071,884
                                               --------------
                                                   54,985,255
                                               --------------
             BIOTECHNOLOGY -- 1.3%
      13,881 BeiGene Ltd., ADR (b)                  2,133,926
      31,910 China Biologic Products Holdings,
                Inc. (b)                            3,169,621
                                               --------------
                                                    5,303,547
                                               --------------
             CAPITAL MARKETS -- 0.6%
      46,394 Noah Holdings Ltd., ADR (a) (b)        2,419,447
                                               --------------
             CONSUMER FINANCE -- 1.4%
     336,733 Qudian, Inc., ADR (a) (b)              2,983,454
     118,417 Yirendai Ltd., ADR (a)                 2,512,809
                                               --------------
                                                    5,496,263
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 3.3%
      35,183 Hailiang Education Group, Inc.,
                ADR (a) (b)                         2,888,524
      81,246 New Oriental Education &
                Technology Group, Inc., ADR         7,690,746
      65,427 TAL Education Group, ADR (b)           2,407,714
                                               --------------
                                                   12,986,984
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.3%
      59,718 China Telecom Corp., Ltd., ADR         2,772,707
     204,418 China Unicom (Hong Kong) Ltd.,
                ADR                                 2,557,269
                                               --------------
                                                    5,329,976
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 0.7%
     136,313 iKang Healthcare Group, Inc.,
                ADR (a) (b)                         2,788,964
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.2%
      63,124 Huazhu Group Ltd., ADR                 2,650,577
      85,060 Melco Resorts & Entertainment
                Ltd., ADR                           2,381,680
     205,638 Yum China Holdings, Inc.               7,908,837
                                               --------------
                                                   12,941,094
                                               --------------
             INSURANCE -- 0.6%
     199,429 China Life Insurance Co., Ltd.,
                ADR                                 2,548,703
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 14.8%
     358,466 Ctrip.com International Ltd.,
                ADR (b)                        $   17,073,736
     804,025 JD.com, Inc., ADR (b)                 31,316,774
     230,903 MakeMyTrip Ltd. (b)                    8,347,143
     237,847 Vipshop Holdings Ltd., ADR (b)         2,580,640
                                               --------------
                                                   59,318,293
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 27.4%
      34,205 58.com, Inc., ADR (b)                  2,371,775
     142,849 Alibaba Group Holding Ltd.,
                ADR (b)                            26,502,775
      24,646 Autohome, Inc., ADR                    2,489,246
     116,612 Baidu, Inc., ADR (b)                  28,336,716
      45,311 Baozun, Inc., ADR (b)                  2,478,512
     111,433 Bitauto Holdings Ltd., ADR (a) (b)     2,649,877
      60,497 Momo, Inc., ADR (b)                    2,631,619
      70,793 NetEase, Inc., ADR                    17,887,267
      30,589 SINA Corp. (b)                         2,590,582
      76,615 Sohu.com Ltd., ADR (b)                 2,719,833
     158,601 Weibo Corp., ADR (b)                  14,077,425
     224,579 Xunlei Ltd., ADR (a) (b)               2,402,995
      23,839 YY, Inc., ADR (b)                      2,395,104
                                               --------------
                                                  109,533,726
                                               --------------
             IT SERVICES -- 14.5%
      73,474 GDS Holdings Ltd., ADR (b)             2,945,573
   1,555,006 Infosys Ltd., ADR                     30,213,766
   3,513,734 Wipro Ltd., ADR                       16,830,786
     158,028 WNS (Holdings) Ltd., ADR (b)           8,245,901
                                               --------------
                                                   58,236,026
                                               --------------
             MEDIA -- 0.7%
     205,782 Eros International PLC (a) (b)         2,675,166
                                               --------------
             METALS & MINING -- 3.7%
   1,099,537 Vedanta Ltd., ADR                     14,953,703
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 2.0%
      28,508 China Petroleum & Chemical
                Corp., ADR                          2,561,159
      16,421 CNOOC Ltd., ADR                        2,811,932
      33,389 PetroChina Co., Ltd., ADR              2,546,579
                                               --------------
                                                    7,919,670
                                               --------------
             PHARMACEUTICALS -- 2.3%
     283,664 Dr. Reddy's Laboratories Ltd.,
                ADR                                 9,133,981
                                               --------------
             PROFESSIONAL SERVICES -- 0.6%
      26,108 51job, Inc., ADR (b)                   2,549,185
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 0.4%
      48,179 Daqo New Energy Corp.,
                ADR (a) (b)                         1,712,282
                                               --------------


Page 40                 See Notes to Financial Statements

FIRST TRUST CHINDIA ETF (FNI)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             WIRELESS TELECOMMUNICATION
                SERVICES -- 2.0%
     179,911 China Mobile Ltd., ADR            $    7,986,249
                                               --------------
             TOTAL COMMON STOCKS -- 99.7%         399,481,887
             (Cost $362,778,068)               --------------

             MONEY MARKET FUNDS -- 0.3%
   1,051,406 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.90% (c) (d)                       1,051,406
             (Cost $1,051,406)                 --------------

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 3.4%
$ 10,426,643 BNP Paribas S.A., 2.10% (c), dated
                06/29/18, due 07/02/18, with a
                maturity value of $10,428,467.
                Collateralized by U.S. Treasury
                Note, interest rate of 2.750%,
                due 02/15/19. The value of the
                collateral including accrued
                interest is $10,746,060. (d)       10,426,643
   3,333,563 JPMorgan Chase & Co., 2.05% (c),
                dated 06/29/18, due 07/02/18,
                with a maturity value of
                $3,334,132. Collateralized by
                U.S. Treasury Notes, interest
                rates of 1.625% to 1.750%, due
                03/15/20 to 05/15/23. The value
                of the collateral including
                accrued interest is
                $3,416,915. (d)                     3,333,563
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 3.4%                            13,760,206
             (Cost $13,760,206)                --------------

             TOTAL INVESTMENTS -- 103.4%          414,293,499
             (Cost $377,589,680) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (3.4)%             (13,653,731)
                                               --------------
             NET ASSETS -- 100.0%              $  400,639,768
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $14,329,945 and the total value of the collateral held by the Fund is $14,811,612.

(b)   Non-income producing security.

(c)   Rate shown reflects yield as of June 30, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $60,081,917 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $23,378,098. The net unrealized appreciation was $36,703,819.

ADR - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1           LEVEL 2           LEVEL 3
                   ---------------------------------------------------
Common Stocks*     $   399,481,887    $           --    $           --
Money Market
   Funds                 1,051,406                --                --
Repurchase
   Agreements                   --        13,760,206                --
                   ---------------------------------------------------
Total Investments  $   400,533,293    $   13,760,206    $           --
                   ===================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.


                        See Notes to Financial Statements                Page 41

FIRST TRUST CHINDIA ETF (FNI)

JUNE 30, 2018 (UNAUDITED)

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $   14,329,945
Non-cash Collateral(2)                            (14,329,945)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $   13,760,206
Non-cash Collateral(4)                            (13,760,206)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Repurchase agreements, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 42                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             BANKS -- 88.0%
      36,687 1st Source Corp.                  $    1,960,186
      29,263 Access National Corp.                    836,922
      18,837 Allegiance Bancshares, Inc. (a)          816,584
      57,913 Ameris Bancorp                         3,089,659
      19,746 Arrow Financial Corp.                    718,754
      36,803 Atlantic Capital Bancshares,
                Inc. (a)                              723,179
      46,240 BancFirst Corp.                        2,737,408
      79,589 Bancorp (The), Inc. (a)                  832,501
       9,872 Bank of Marin Bancorp                    798,151
     181,797 Bank OZK                               8,188,137
      45,700 Banner Corp.                           2,747,941
      37,971 Blue Hills Bancorp, Inc.                 842,956
      92,526 BOK Financial Corp.                    8,698,369
     119,043 Boston Private Financial Holdings,
                Inc.                                1,892,784
      27,974 Bridge Bancorp, Inc.                   1,005,665
     113,527 Brookline Bancorp, Inc.                2,111,602
      28,608 Bryn Mawr Bank Corp.                   1,324,550
       5,795 Cambridge Bancorp (b)                    501,499
      22,003 Camden National Corp.                  1,005,757
      24,092 Capital City Bank Group, Inc.            569,294
      29,767 Carolina Financial Corp.               1,277,600
     114,832 Cathay General Bancorp                 4,649,548
      36,675 CBTX, Inc. (b)                         1,212,109
     118,535 CenterState Bank Corp.                 3,534,714
     100,858 Chemical Financial Corp.               5,614,765
      21,818 City Holding Co.                       1,641,368
      14,503 Civista Bancshares, Inc.                 351,553
      21,605 CNB Financial Corp.                      649,446
      59,885 CoBiz Financial, Inc.                  1,286,330
     103,522 Columbia Banking System, Inc.          4,234,050
     150,676 Commerce Bancshares, Inc.              9,750,244
      25,056 Community Trust Bancorp, Inc.          1,251,547
      45,494 ConnectOne Bancorp, Inc.               1,132,801
     155,855 CVB Financial Corp.                    3,494,269
      48,492 Eagle Bancorp, Inc. (a)                2,972,560
     204,814 East West Bancorp, Inc.               13,353,873
      32,669 Enterprise Financial Services Corp. 1,762,493 22,299 Equity Bancshares, Inc.,
                Class A (a)                           924,962
      38,216 Fidelity Southern Corp.                  971,069
      22,481 Financial Institutions, Inc.             739,625
      41,925 First Bancorp                          1,715,152
      18,469 First Bancshares, (The), Inc.            663,961
      68,869 First Busey Corp.                      2,184,525
      15,555 First Citizens BancShares, Inc.,
                Class A                             6,273,331
      23,705 First Community Bancshares, Inc.         755,241
      22,601 First Connecticut Bancorp, Inc.          691,591
     138,257 First Financial Bancorp                4,237,577
      95,586 First Financial Bankshares,
                Inc. (b)                            4,865,327
      17,323 First Financial Corp.                    785,598
      55,238 First Foundation, Inc. (a)             1,024,112
     193,131 First Hawaiian, Inc.                   5,604,662
      11,946 First Internet Bancorp                   407,359
      48,156 First Interstate BancSystem, Inc.,
                Class A                             2,032,183


SHARES       DESCRIPTION                              VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
      69,998 First Merchants Corp.             $    3,247,907
      20,262 First Mid-Illinois Bancshares, Inc.      796,297
     145,709 First Midwest Bancorp, Inc.            3,711,208
      35,828 First of Long Island (The) Corp.         890,326
      40,316 Flushing Financial Corp.               1,052,248
     248,428 Fulton Financial Corp.                 4,099,062
      32,464 German American Bancorp, Inc.          1,163,834
     119,456 Glacier Bancorp, Inc.                  4,620,558
      19,960 Great Southern Bancorp, Inc.           1,141,712
      52,687 Green Bancorp, Inc.                    1,138,039
      15,632 Guaranty Bancshares, Inc.                514,918
     120,553 Hancock Whitney Corp.                  5,623,797
      45,935 Hanmi Financial Corp.                  1,302,257
      46,112 HarborOne Bancorp, Inc. (a)              873,361
      43,914 Heartland Financial USA, Inc.          2,408,683
      60,760 Heritage Commerce Corp.                1,032,312
      48,098 Heritage Financial Corp.               1,676,215
     245,060 Home BancShares, Inc.                  5,528,554
      26,910 HomeTrust Bancshares, Inc. (a)           757,516
     191,554 Hope Bancorp, Inc.                     3,415,408
      54,183 Horizon Bancorp, Inc.                  1,121,046
      26,843 Howard Bancorp, Inc. (a)                 483,174
      80,073 IBERIABANK Corp.                       6,069,533
      38,982 Independent Bank Corp.                 3,056,189
      34,076 Independent Bank Corp./MI                868,938
      40,103 Independent Bank Group, Inc.           2,678,880
      93,449 International Bancshares Corp.         3,999,617
     426,299 Investors Bancorp, Inc.                5,452,364
      67,107 Lakeland Bancorp, Inc.                 1,332,074
      35,751 Lakeland Financial Corp.               1,722,841
      68,223 LegacyTexas Financial Group, Inc.      2,662,061
      49,980 Live Oak Bancshares, Inc.              1,531,887
      23,460 Mercantile Bank Corp.                    867,082
      33,402 Midland States Bancorp, Inc.           1,144,353
      17,265 MidWestOne Financial Group, Inc.         583,212
      24,354 National Commerce Corp. (a)            1,127,590
      61,673 NBT Bancorp, Inc.                      2,352,825
      13,632 Nicolet Bankshares, Inc. (a)             751,260
       9,714 Northrim BanCorp, Inc.                   384,189
      23,993 Old Line Bancshares, Inc.                837,596
     215,093 Old National Bancorp                   4,000,730
      42,047 Old Second Bancorp, Inc.                 605,477
      50,894 Opus Bank                              1,460,658
      65,768 Pacific Premier Bancorp, Inc. (a)      2,509,049
     176,874 PacWest Bancorp                        8,741,113
      26,750 Peapack-Gladstone Financial Corp.        925,282
      27,599 Peoples Bancorp, Inc.                  1,042,690
      26,403 People's Utah Bancorp                    942,587
     110,068 Pinnacle Financial Partners, Inc.      6,752,672
     144,579 Popular, Inc.                          6,536,417
      21,653 Preferred Bank                         1,330,793
      19,723 QCR Holdings, Inc.                       935,856
      23,156 RBB Bancorp                              743,771
      69,839 Renasant Corp.                         3,179,071
      26,374 Republic Bancorp, Inc., Class A        1,194,742
      83,040 Republic First Bancorp, Inc. (a)         651,864
      49,474 S&T Bancorp, Inc.                      2,139,256


                        See Notes to Financial Statements                Page 43

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BANKS (CONTINUED)
      50,186 Sandy Spring Bancorp, Inc.        $    2,058,128
      11,207 SB One Bancorp (b)                       332,848
      66,411 Seacoast Banking Corp. of
                Florida (a)                         2,097,259
      75,124 ServisFirst Bancshares, Inc.           3,134,925
      21,563 Sierra Bancorp                           608,939
     130,386 Simmons First National Corp.,
                Class A                             3,898,541
      15,884 SmartFinancial, Inc. (a)                 409,172
      52,000 South State Corp.                      4,485,000
      10,434 Southern First Bancshares, Inc. (a) 461,183 33,969 Southern National Bancorp of
                Virginia, Inc.                        606,007
      49,545 Southside Bancshares, Inc.             1,668,676
      32,132 Stock Yards Bancorp, Inc.              1,225,836
      70,214 Texas Capital Bancshares, Inc. (a)     6,424,581
     102,149 TowneBank                              3,278,983
      32,467 TriCo Bancshares                       1,215,889
      40,983 TriState Capital Holdings, Inc. (a)    1,069,656
      37,093 Triumph Bancorp, Inc. (a)              1,511,540
      95,808 Trustmark Corp.                        3,126,215
      70,756 UMB Financial Corp.                    5,393,730
     311,212 Umpqua Holdings Corp.                  7,030,279
      93,164 Union Bankshares Corp.                 3,622,216
     148,617 United Bankshares, Inc.                5,409,659
     111,843 United Community Banks, Inc.           3,430,225
      41,567 Univest Corp. of Pennsylvania          1,143,092
      34,134 Veritex Holdings, Inc. (a)             1,060,543
      24,411 Washington Trust Bancorp, Inc.         1,418,279
      65,825 WesBanco, Inc.                         2,964,758
      37,637 Westamerica Bancorporation             2,126,867
      79,555 Wintrust Financial Corp.               6,925,263
                                               --------------
                                                  339,298,683
                                               --------------
             IT SERVICES -- 0.3%
      17,368 Cass Information Systems, Inc.         1,195,266
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 11.6%
      25,075 BankFinancial Corp.                      442,574
     106,109 Beneficial Bancorp, Inc.               1,718,966
      88,418 BofI Holding, Inc. (a)                 3,617,180
     195,423 Capitol Federal Financial, Inc.        2,571,767
      53,108 Dime Community Bancshares, Inc.        1,035,606
      14,413 First Defiance Financial Corp.           966,536
       5,224 FS Bancorp, Inc. (b)                     330,418
       3,013 Hingham Institution for Savings          661,956
      13,313 Home Bancorp, Inc.                       619,720
      38,130 HomeStreet, Inc. (a)                   1,027,603
     144,720 Kearny Financial Corp.                 1,946,484
      79,948 Luther Burbank Corp.                     919,802
      40,557 Merchants Bancorp                      1,157,091
      76,234 Meridian Bancorp, Inc.                 1,459,881
      13,710 Meta Financial Group, Inc.             1,335,354
      69,449 Northfield Bancorp, Inc.               1,154,242
     145,031 Northwest Bancshares, Inc.             2,522,089
      68,043 OceanFirst Financial Corp.             2,038,568


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE
                (CONTINUED)
      65,891 Oritani Financial Corp.           $    1,067,434
      74,918 Sterling Bancorp, Inc.                 1,000,904
      13,760 Territorial Bancorp, Inc.                426,560
     396,549 TFS Financial Corp.                    6,253,578
      10,449 Timberland Bancorp, Inc.                 390,166
     136,304 TrustCo Bank Corp. NY                  1,213,106
      70,550 United Community Financial Corp.         775,344
      72,076 United Financial Bancorp, Inc.         1,262,772
     119,405 Washington Federal, Inc.               3,904,544
      41,440 Waterstone Financial, Inc.               706,552
      44,580 WSFS Financial Corp.                   2,376,114
                                               --------------
                                                   44,902,911
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%         385,396,860
             (Cost $362,023,832)               --------------

             MONEY MARKET FUNDS -- 0.0%
      99,113 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.90% (c) (d)                          99,113
             (Cost $99,113)                    --------------

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.4%
$    982,890 BNP Paribas S.A., 2.10% (c), dated
                06/29/18, due 07/02/18, with a
                maturity value  of $983,062.
                Collateralized by U.S. Treasury
                Note, interest rate of 2.750%,
                due 02/15/19. The value of the
                collateral including accrued
                interest is $1,013,000. (d)           982,890
     314,246 JPMorgan Chase & Co., 2.05% (c),
                dated 06/29/18, due 07/02/18,
                with a maturity value of
                $314,299. Collateralized by
                U.S. Treasury Notes, interest
                rates of 1.625% to 1.750%, due
                03/15/20 to 05/15/23. The value
                of the collateral including
                accrued interest is
                $322,103. (d)                         314,246
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 0.4%                             1,297,136
             (Cost $1,297,136)                 --------------

             TOTAL INVESTMENTS -- 100.3%          386,793,109
             (Cost $363,420,081) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.3)%              (1,136,521)
                                               --------------
             NET ASSETS -- 100.0%              $  385,656,588
                                               ==============


Page 44                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

JUNE 30, 2018 (UNAUDITED)

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $1,352,974 and the total value of the collateral held by the Fund is $1,396,249.

(c)   Rate shown reflects yield as of June 30, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $30,829,087 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $7,456,059. The net unrealized appreciation was $23,373,028.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1           LEVEL 2           LEVEL 3
                   ---------------------------------------------------
Common Stocks*     $   385,396,860    $           --    $           --
Money Market
   Funds                    99,113                --                --
Repurchase
   Agreements                   --         1,297,136                --
                   ---------------------------------------------------
Total Investments  $   385,495,973    $    1,297,136    $           --
                   ===================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    1,352,974
Non-cash Collateral(2)                             (1,352,974)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    1,297,136
Non-cash Collateral(4)                             (1,297,136)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Repurchase agreements, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 45

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2018 (UNAUDITED)

                                                                            FIRST TRUST                          FIRST TRUST
                                                                             NASDAQ-100        FIRST TRUST        NASDAQ-100
                                                                               EQUAL           NASDAQ-100-      EX-TECHNOLOGY
                                                                              WEIGHTED      TECHNOLOGY SECTOR       SECTOR
                                                                             INDEX FUND        INDEX FUND         INDEX FUND
                                                                               (QQEW)            (QTEC)             (QQXT)
                                                                          ----------------  -----------------  ----------------

ASSETS:
Investments, at value...............................................       $  553,991,796    $ 2,511,135,923    $   90,138,554
Repurchase agreements, at value.....................................            8,905,788                 --         2,062,147
Cash................................................................              131,667          1,642,771                --
Receivables:
      Investment securities sold....................................                   --          3,830,063                --
      Capital shares sold...........................................                   --                 --                --
      Dividends.....................................................              413,145          1,252,690            81,307
      Securities lending income.....................................               16,499                 --             4,020
Prepaid expenses....................................................                1,746              7,058               323
                                                                           --------------    ---------------    --------------
      Total Assets..................................................          563,460,641      2,517,868,505        92,286,351
                                                                           --------------    ---------------    --------------
LIABILITIES:
Payables:
      Investment securities purchased...............................                   --                 --                --
      Capital shares redeemed.......................................                   --          3,830,689                --
      Collateral for securities on loan.............................            9,586,272                 --         2,219,714
      Investment advisory fees......................................              186,734            859,088            28,025
      Licensing fees................................................              136,520            629,337            23,026
      Printing fees.................................................               24,075             88,947             6,892
      Audit and tax fees............................................               14,293             14,293            14,293
      Trustees' fees ...............................................                   --                 --                --
Other liabilities...................................................              134,570            521,614            26,990
                                                                           --------------    ---------------    --------------
      Total Liabilities.............................................           10,082,464          5,943,968         2,318,940
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $  553,378,177    $ 2,511,924,537    $   89,967,411
                                                                           ==============    ===============    ==============
NET ASSETS CONSIST OF:
Paid-in capital.....................................................       $  478,360,566    $ 1,962,150,198    $   87,603,444
Par value...........................................................               91,500            326,500            18,000
Accumulated net investment income (loss)............................               52,600            921,164            (5,192)
Accumulated net realized gain (loss) on investments and
   foreign currency transactions....................................           (7,330,908)       110,452,885        (6,804,755)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation.....................................           82,204,419        438,073,790         9,155,914
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $  553,378,177    $ 2,511,924,537    $   89,967,411
                                                                           ==============    ===============    ==============
NET ASSET VALUE, per share..........................................       $        60.48    $         76.93    $        49.98
                                                                           ==============    ===============    ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................            9,150,002         32,650,002         1,800,002
                                                                           ==============    ===============    ==============
Investments, at cost................................................       $  471,787,377    $ 2,073,062,133    $   80,982,640
                                                                           ==============    ===============    ==============
Repurchase Agreements, at cost......................................       $    8,905,788    $            --    $    2,062,147
                                                                           ==============    ===============    ==============
Securities on loan, at value........................................       $    9,238,690    $            --    $    2,138,429
                                                                           ==============    ===============    ==============


Page 46                 See Notes to Financial Statements

  FIRST TRUST                                                                                  FIRST TRUST
   NASDAQ(R)         FIRST TRUST                                                              NASDAQ(R) ABA
 CLEAN EDGE(R)           S&P           FIRST TRUST        FIRST TRUST       FIRST TRUST         COMMUNITY
  GREEN ENERGY          REIT              WATER           NATURAL GAS         CHINDIA             BANK
   INDEX FUND        INDEX FUND            ETF                ETF               ETF            INDEX FUND
     (QCLN)             (FRI)             (FIW)              (FCG)             (FNI)             (QABA)
----------------  -----------------  ----------------  -----------------  ----------------  -----------------


 $   93,442,603    $    97,754,400    $  317,606,558    $   149,464,308    $  400,533,293    $   385,495,973
     13,846,361                 --         7,772,206                 --        13,760,206          1,297,136
         31,796                 --             3,645              7,000           755,118            123,098

             --                 --                --                 --                --                 --
             --          2,335,856                --          2,334,776                --                 --
         70,062            427,196           271,712             60,473           718,013            460,534
         42,656                 --            11,607              1,028            33,330              1,818
            301              3,192             3,340              3,050             3,584              1,100
 --------------    ---------------    --------------    ---------------    --------------    ---------------
    107,433,779        100,520,644       325,669,068        151,870,635       415,803,544        387,379,659
 --------------    ---------------    --------------    ---------------    --------------    ---------------


             --          2,323,330                --          2,334,212                --                 --
             --                 --                --                 --                --                 --
     14,904,350                 --         8,366,074                 --        14,811,612          1,396,249
         26,801             17,471           105,422             45,016           140,399            120,370
         23,546             20,525            39,276             37,807            82,975             79,012
          8,802             10,042            17,946             14,189            15,337             19,418
         14,293             14,293            14,293             14,293            14,293             14,293
             --                  4                --                 --                --                 --
         27,794             27,735            71,962             35,262            99,160             93,729
 --------------    ---------------    --------------    ---------------    --------------    ---------------
     15,005,586          2,413,400         8,614,973          2,480,779        15,163,776          1,723,071
 --------------    ---------------    --------------    ---------------    --------------    ---------------
 $   92,428,193    $    98,107,244    $  317,054,095    $   149,389,856    $  400,639,768    $   385,656,588
 ==============    ===============    ==============    ===============    ==============    ===============

 $  123,334,378    $   119,217,674    $  273,608,913    $   644,042,730    $  405,718,265    $   364,865,141
         47,500             42,000            66,000             63,984           104,000             70,500
        122,416          1,699,011            59,935           (783,697)       (2,337,119)           308,803

    (40,046,774)        (9,799,530)          338,694       (489,837,623)      (39,549,197)        (2,960,884)

      8,970,673        (13,051,911)       42,980,553         (4,095,538)       36,703,819         23,373,028
 --------------    ---------------    --------------    ---------------    --------------    ---------------
 $   92,428,193    $    98,107,244    $  317,054,095    $   149,389,856    $  400,639,768    $   385,656,588
 ==============    ===============    ==============    ===============    ==============    ===============
 $        19.46    $         23.36    $        48.04    $         23.35    $        38.52    $         54.70
 ==============    ===============    ==============    ===============    ==============    ===============

      4,750,002          4,200,002         6,600,002          6,398,365        10,400,002          7,050,002
 ==============    ===============    ==============    ===============    ==============    ===============
 $   84,471,930    $   110,806,311    $  274,626,005    $   153,560,008    $  363,829,474    $   362,122,945
 ==============    ===============    ==============    ===============    ==============    ===============
 $   13,846,361    $            --    $    7,772,206    $            --    $   13,760,206    $     1,297,136
 ==============    ===============    ==============    ===============    ==============    ===============
 $   14,495,180    $            --    $    8,185,956    $            --    $   14,329,945    $     1,352,974
 ==============    ===============    ==============    ===============    ==============    ===============


                        See Notes to Financial Statements                Page 47

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2018 (UNAUDITED)

                                                                            FIRST TRUST                          FIRST TRUST
                                                                             NASDAQ-100        FIRST TRUST        NASDAQ-100
                                                                               EQUAL           NASDAQ-100-      EX-TECHNOLOGY
                                                                              WEIGHTED      TECHNOLOGY SECTOR       SECTOR
                                                                             INDEX FUND        INDEX FUND         INDEX FUND
                                                                               (QQEW)            (QTEC)             (QQXT)
                                                                          ----------------  -----------------  ----------------

INVESTMENT INCOME:
Dividends...........................................................       $    2,784,913    $    16,664,601    $      400,347
Securities lending income (net of fees).............................              106,382              3,408            30,005
Foreign withholding tax.............................................               (6,728)           (86,116)               --
                                                                           --------------    ---------------    --------------
      Total investment income.......................................            2,884,567         16,581,893           430,352
                                                                           --------------    ---------------    --------------

EXPENSES:
Investment advisory fees............................................            1,086,893          4,839,131           195,367
Licensing fees......................................................              272,398          1,212,296            48,995
Accounting and administration fees..................................              136,589            532,609            25,109
Custodian fees......................................................               31,790            114,446             6,829
Expenses previously waived or reimbursed............................               27,809                 --                --
Printing fees.......................................................               23,831             94,535             6,002
Transfer agent fees.................................................               13,587             42,644             2,442
Audit and tax fees..................................................               11,574             11,574            11,574
Legal fees..........................................................               10,563             45,727             2,025
Trustees' fees and expenses.........................................                3,851              5,099             3,549
Listing fees........................................................                2,297                453             2,985
Registration and filing fees........................................                  810             20,235                --
Excise tax..........................................................                   --                 --                --
Other expenses......................................................                6,595             22,680             2,062
                                                                           --------------    ---------------    --------------
      Total expenses................................................            1,628,587          6,941,429           306,939
      Less fees waived and expenses reimbursed by the investment
         advisor....................................................                   --                 --           (13,895)
                                                                           --------------    ---------------    --------------
      Net expenses..................................................            1,628,587          6,941,429           293,044
                                                                           --------------    ---------------    --------------
NET INVESTMENT INCOME (LOSS)........................................            1,255,980          9,640,464           137,308
                                                                           --------------    ---------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................            2,508,094           (476,452)          522,015
      In-kind redemptions...........................................           27,629,568        136,747,362         6,803,204
      Foreign currency transactions.................................                   --                 --                --
                                                                           --------------    ---------------    --------------
Net realized gain (loss)............................................           30,137,662        136,270,910         7,325,219
                                                                           --------------    ---------------    --------------
Net change in unrealized appreciation (depreciation) on:
      Investments...................................................           (6,548,921)        10,420,332        (4,640,376)
      Foreign currency translation..................................                   --                 --                --
                                                                           --------------    ---------------    --------------
Net change in unrealized appreciation (depreciation)................           (6,548,921)        10,420,332        (4,640,376)
                                                                           --------------    ---------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................           23,588,741        146,691,242         2,684,843
                                                                           --------------    ---------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................       $   24,844,721    $   156,331,706    $    2,822,151
                                                                           ==============    ===============    ==============


Page 48                 See Notes to Financial Statements

  FIRST TRUST                                                                                  FIRST TRUST
   NASDAQ(R)         FIRST TRUST                                                              NASDAQ(R) ABA
 CLEAN EDGE(R)           S&P           FIRST TRUST        FIRST TRUST       FIRST TRUST         COMMUNITY
  GREEN ENERGY          REIT              WATER           NATURAL GAS         CHINDIA             BANK
   INDEX FUND        INDEX FUND            ETF                ETF               ETF            INDEX FUND
     (QCLN)             (FRI)             (FIW)              (FCG)             (FNI)             (QABA)
----------------  -----------------  ----------------  -----------------  ----------------  -----------------


 $      516,997    $     2,377,876    $    1,790,513    $       556,808    $    4,021,892    $     3,298,807
        213,613                 --            91,146              4,985           279,995             11,202
        (13,545)                --                --            (21,859)          (43,265)            (6,166)
 --------------    ---------------    --------------    ---------------    --------------    ---------------
        717,065          2,377,876         1,881,659            539,934         4,258,622          3,303,843
 --------------    ---------------    --------------    ---------------    --------------    ---------------


        186,809            170,720           610,681            319,152           819,352            667,243
         46,814             45,526            76,502             80,028           164,262            150,444
         24,133             29,563            77,026             40,582           103,349             84,782
          7,721             12,468            19,939             11,278            26,100             25,969
             --                 --                --                 --            33,341             15,983
         10,468              7,912            19,692             13,809            18,684             15,379
          2,335              2,846             7,634              3,990            10,243              8,341
         11,574             11,574            11,574             11,574            11,574             11,574
          1,928              2,743             6,169              3,439             7,925              6,082
          3,541              3,566             3,680              3,589             3,769              3,697
          3,016              4,463             5,705              4,944             4,943              3,025
            397                 --             1,683                 --             3,275              3,775
             --                 --                --                 --            10,048                 --
          1,706              3,037             3,604              2,915             4,457              4,566
 --------------    ---------------    --------------    ---------------    --------------    ---------------
        300,442            294,418           843,889            495,300         1,221,322          1,000,860

        (20,228)           (10,492)               --            (16,572)               --                 --
 --------------    ---------------    --------------    ---------------    --------------    ---------------
        280,214            283,926           843,889            478,728         1,221,322          1,000,860
 --------------    ---------------    --------------    ---------------    --------------    ---------------
        436,851          2,093,950         1,037,770             61,206         3,037,300          2,302,983
 --------------    ---------------    --------------    ---------------    --------------    ---------------


     (1,205,080)          (377,198)         (646,882)        (9,709,745)       (7,362,228)          (709,305)
        662,093         (8,306,294)       11,754,961          5,874,197        28,336,420          3,631,050
             --                 --                --               (379)               --                 --
 --------------    ---------------    --------------    ---------------    --------------    ---------------
       (542,987)        (8,683,492)       11,108,079         (3,835,927)       20,974,192          2,921,745
 --------------    ---------------    --------------    ---------------    --------------    ---------------

     (3,702,647)         2,948,019       (14,033,964)         6,701,397       (33,742,497)         8,886,096
             --                 --                --                161                --                 --
 --------------    ---------------    --------------    ---------------    --------------    ---------------
     (3,702,647)         2,948,019       (14,033,964)         6,701,558       (33,742,497)         8,886,096
 --------------    ---------------    --------------    ---------------    --------------    ---------------
     (4,245,634)        (5,735,473)       (2,925,885)         2,865,631       (12,768,305)        11,807,841
 --------------    ---------------    --------------    ---------------    --------------    ---------------

 $   (3,808,783)   $    (3,641,523)   $   (1,888,115)   $     2,926,837    $   (9,731,005)   $    14,110,824
 ==============    ===============    ==============    ===============    ==============    ===============


                        See Notes to Financial Statements                Page 49

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            FIRST TRUST                       FIRST TRUST
                                                                            NASDAQ-100                        NASDAQ-100-
                                                                          EQUAL WEIGHTED                   TECHNOLOGY SECTOR
                                                                            INDEX FUND                        INDEX FUND
                                                                              (QQEW)                            (QTEC)
                                                                  -------------------------------   -------------------------------
                                                                    Six Months                        Six Months
                                                                      Ended                             Ended
                                                                    6/30/2018        Year Ended       6/30/2018        Year Ended
                                                                   (Unaudited)       12/31/2017      (Unaudited)       12/31/2017
                                                                  --------------   --------------   --------------   --------------
OPERATIONS:
Net investment income (loss)..................................    $    1,255,980   $    2,257,216   $    9,640,464   $   15,361,504
Net realized gain (loss)......................................        30,137,662       39,948,494      136,270,910      251,008,897
Net change in unrealized appreciation (depreciation)..........        (6,548,921)      66,809,610       10,420,332      347,761,259
                                                                  --------------   --------------   --------------   --------------
Net increase (decrease) in net assets resulting
   from operations............................................        24,844,721      109,015,320      156,331,706      614,131,660
                                                                  --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................        (1,203,380)      (2,664,196)      (8,719,300)     (18,099,151)
Return of capital.............................................                --               --               --               --
                                                                  --------------   --------------   --------------   --------------
Total distributions to shareholders...........................        (1,203,380)      (2,664,196)      (8,719,300)     (18,099,151)
                                                                  --------------   --------------   --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.....................................        70,286,394      186,618,945      530,349,540      900,379,473
Cost of shares redeemed.......................................       (70,181,708)    (167,382,228)    (366,748,731)    (866,555,377)
                                                                  --------------   --------------   --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions..............................           104,686       19,236,717      163,600,809       33,824,096
                                                                  --------------   --------------   --------------   --------------
Total increase (decrease) in net assets.......................        23,746,027      125,587,841      311,213,215      629,856,605

NET ASSETS:
Beginning of period...........................................       529,632,150      404,044,309    2,200,711,322    1,570,854,717
                                                                  --------------   --------------   --------------   --------------
End of period.................................................    $  553,378,177   $  529,632,150   $2,511,924,537   $2,200,711,322
                                                                  ==============   ==============   ==============   ==============
Accumulated net investment income (loss)
   at end of period...........................................    $       52,600   $           --   $      921,164   $           --
                                                                  ==============   ==============   ==============   ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.......................         9,150,002        8,750,002       30,600,002       29,850,002
Shares sold...................................................         1,150,000        3,550,000        6,700,000       13,950,000
Shares redeemed...............................................        (1,150,000)      (3,150,000)      (4,650,000)     (13,200,000)
                                                                  --------------   --------------   --------------   --------------
Shares outstanding, end of period.............................         9,150,002        9,150,002       32,650,002       30,600,002
                                                                  ==============   ==============   ==============   ==============


Page 50                 See Notes to Financial Statements

         FIRST TRUST                      FIRST TRUST                       FIRST TRUST
         NASDAQ-100                        NASDAQ(R)                            S&P                           FIRST TRUST
    EX-TECHNOLOGY SECTOR          CLEAN EDGE(R) GREEN ENERGY                   REIT                              WATER
         INDEX FUND                       INDEX FUND                        INDEX FUND                            ETF
           (QQXT)                           (QCLN)                             (FRI)                             (FIW)
-----------------------------   -------------------------------   -------------------------------   -------------------------------
 Six Months                       Six Months                        Six Months                        Six Months
    Ended                           Ended                             Ended                             Ended
  6/30/2018      Year Ended       6/30/2018        Year Ended       6/30/2018        Year Ended       6/30/2018        Year Ended
 (Unaudited)     12/31/2017      (Unaudited)       12/31/2017      (Unaudited)       12/31/2017      (Unaudited)       12/31/2017
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

$     137,308   $     245,092   $      436,851   $      157,651   $    2,093,950   $    5,789,030   $    1,037,770   $    3,176,313
    7,325,219       5,246,103         (542,987)         203,014       (8,683,492)       2,507,384       11,108,079       19,374,705
   (4,640,376)     13,165,675       (3,702,647)      17,631,024        2,948,019         (285,345)     (14,033,964)      32,146,174
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

    2,822,151      18,656,870       (3,808,783)      17,991,689       (3,641,523)       8,011,069       (1,888,115)      54,697,192
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------


     (142,500)       (336,720)        (314,435)        (353,370)        (789,501)      (5,399,046)        (977,835)      (3,256,646)
           --              --               --               --               --               --               --               --
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
     (142,500)       (336,720)        (314,435)        (353,370)        (789,501)      (5,399,046)        (977,835)      (3,256,646)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------


    7,587,645      20,432,764        7,221,053       29,586,328        2,335,879       26,735,727       50,402,709      101,855,142
  (22,213,933)    (39,956,628)      (1,931,617)      (7,799,880)     (61,588,324)    (103,982,757)     (29,257,526)     (76,311,985)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

  (14,626,288)    (19,523,864)       5,289,436       21,786,448      (59,252,445)     (77,247,030)      21,145,183       25,543,157
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
  (11,946,637)     (1,203,714)       1,166,218       39,424,767      (63,683,469)     (74,635,007)      18,279,233       76,983,703


  101,914,048     103,117,762       91,261,975       51,837,208      161,790,713      236,425,720      298,774,862      221,791,159
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
$  89,967,411   $ 101,914,048   $   92,428,193   $   91,261,975   $   98,107,244   $  161,790,713   $  317,054,095   $  298,774,862
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============

$      (5,192)  $          --   $      122,416   $           --   $    1,699,011   $      394,562   $       59,935   $           --
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============


    2,100,002       2,550,002        4,500,002        3,350,002        6,950,002       10,250,002        6,150,002        5,600,002
      150,000         450,000          350,000        1,550,000          100,000        1,150,000        1,050,000        2,350,000
     (450,000)       (900,000)        (100,000)        (400,000)      (2,850,000)      (4,450,000)        (600,000)      (1,800,000)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
    1,800,002       2,100,002        4,750,002        4,500,002        4,200,002        6,950,002        6,600,002        6,150,002
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============


                        See Notes to Financial Statements                Page 51

FIRST TRUST EXCHANGE-TRADED FUND

                                                                            FIRST TRUST                       FIRST TRUST
                                                                            NATURAL GAS                         CHINDIA
                                                                                ETF                               ETF
                                                                               (FCG)                             (FNI)
                                                                  -------------------------------   -------------------------------
                                                                    Six Months                        Six Months
                                                                      Ended                             Ended
                                                                    6/30/2018        Year Ended       6/30/2018        Year Ended
                                                                   (Unaudited)       12/31/2017      (Unaudited)       12/31/2017
                                                                  --------------   --------------   --------------   --------------
OPERATIONS:
Net investment income (loss)..................................    $       61,206   $     (202,989)  $    3,037,300   $    2,422,504
Net realized gain (loss)......................................        (3,835,927)      (4,939,862)      20,974,192        4,746,736
Net change in unrealized appreciation (depreciation)..........         6,701,558      (21,923,961)     (33,742,497)      80,982,652
                                                                  --------------   --------------   --------------   --------------
Net increase (decrease) in net assets resulting
   from operations............................................         2,926,837      (27,066,812)      (9,731,005)      88,151,892
                                                                  --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................          (844,903)      (1,778,865)      (3,002,871)      (7,008,527)
Return of capital.............................................                --       (1,015,203)              --               --
                                                                  --------------   --------------   --------------   --------------
Total distributions to shareholders...........................          (844,903)      (2,794,068)      (3,002,871)      (7,008,527)
                                                                  --------------   --------------   --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.....................................        12,759,527       44,818,055       98,513,444      175,541,076
Cost of shares redeemed.......................................       (49,713,356)     (81,719,422)     (61,055,235)     (12,234,853)
                                                                  --------------   --------------   --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions..............................       (36,953,829)     (36,901,367)      37,458,209      163,306,223
                                                                  --------------   --------------   --------------   --------------
Total increase (decrease) in net assets.......................       (34,871,895)     (66,762,247)      24,724,333      244,449,588

NET ASSETS:
Beginning of period...........................................       184,261,751      251,023,998      375,915,435      131,465,847
                                                                  --------------   --------------   --------------   --------------
End of period.................................................    $  149,389,856   $  184,261,751   $  400,639,768   $  375,915,435
                                                                  ==============   ==============   ==============   ==============
Accumulated net investment income (loss)
   at end of period...........................................    $     (783,697)  $           --   $   (2,337,119)  $   (2,371,548)
                                                                  ==============   ==============   ==============   ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.......................         8,098,365        9,598,365        9,500,002        4,800,002
Shares sold...................................................           600,000        2,000,000        2,400,000        5,050,000
Shares redeemed...............................................        (2,300,000)      (3,500,000)      (1,500,000)        (350,000)
                                                                  --------------   --------------   --------------   --------------
Shares outstanding, end of period.............................         6,398,365        8,098,365       10,400,002        9,500,002
                                                                  ==============   ==============   ==============   ==============


Page 52                  See Notes to Financial Statements

         FIRST TRUST
        NASDAQ(R) ABA
       COMMUNITY BANK
         INDEX FUND
           (QABA)
-----------------------------
 Six Months
    Ended
  6/30/2018      Year Ended
 (Unaudited)     12/31/2017
-------------   -------------

$   2,302,983   $   5,192,986
    2,921,745      34,020,200
    8,886,096     (46,391,038)
-------------   -------------

   14,110,824      (7,177,852)
-------------   -------------


   (1,994,180)     (5,233,697)
           --              --
-------------   -------------
   (1,994,180)     (5,233,697)
-------------   -------------


   81,758,958     129,887,132
  (22,251,057)   (207,466,414)
-------------   -------------

   59,507,901     (77,579,282)
-------------   -------------
   71,624,545     (89,990,831)


  314,032,043     404,022,874
-------------   -------------
$ 385,656,588   $ 314,032,043
=============   =============

$     308,803   $          --
=============   =============


    6,000,002       7,650,002
    1,450,000       2,500,000
     (400,000)     (4,150,000)
-------------   -------------
    7,050,002       6,000,002
=============   =============


                        See Notes to Financial Statements                Page 53

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

                                           SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2018     ------------------------------------------------------------------------
                                          (UNAUDITED)        2017           2016           2015           2014           2013
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    57.88     $    46.18     $    43.48     $    42.80     $    36.35     $    26.10
                                           ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.14           0.24           0.31           0.22           0.41           0.17
Net realized and unrealized gain (loss)          2.59          11.74           2.73           0.73           6.49          10.25
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                 2.73          11.98           3.04           0.95           6.90          10.42
                                           ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.13)         (0.28)         (0.34)         (0.27)         (0.45)         (0.17)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    60.48     $    57.88     $    46.18     $    43.48     $    42.80     $    36.35
                                           ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 4.72%         26.00%          7.02%          2.22%         19.13%         39.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $  553,378     $  529,632     $  404,044     $  532,679     $  577,828     $  288,945
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.60% (b)      0.60%          0.61%          0.60%          0.61%          0.63%
Ratio of net expenses to average net
   assets                                        0.60% (b)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                            0.46% (b)      0.45%          0.72%          0.51%          1.10%          0.60%
Portfolio turnover rate (c)                         9%            26%            29%            31%            27%            38%


FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

                                           SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2018     ------------------------------------------------------------------------
                                          (UNAUDITED)        2017           2016           2015           2014           2013
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    71.92     $    52.62     $    42.64     $    43.67     $    35.43     $    25.86
                                           ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.30           0.48           0.67           0.37           0.45           0.24
Net realized and unrealized gain (loss)          4.98          19.39           9.99          (0.98)          8.32           9.59
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                 5.28          19.87          10.66          (0.61)          8.77           9.83
                                           ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.27)         (0.57)         (0.68)         (0.42)         (0.53)         (0.26)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    76.93     $    71.92     $    52.62     $    42.64     $    43.67     $    35.43
                                           ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 7.34%         37.86%         25.27%         (1.37)%        24.83%         38.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $2,511,925     $2,200,711     $1,570,855     $  302,735     $  366,869     $  177,165
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.57% (b)      0.58%          0.60%          0.60%          0.61%          0.62%
Ratio of net expenses to average net
   assets                                        0.57% (b)      0.58%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                            0.80% (b)      0.76%          1.40%          0.83%          1.32%          0.80%
Portfolio turnover rate (c)                         6%            21%            27%            23%            20%            33%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 54                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

                                           SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2018     ------------------------------------------------------------------------
                                          (UNAUDITED)        2017           2016           2015           2014           2013
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    48.53     $    40.44     $    41.45     $    39.73     $    34.77     $    24.70
                                           ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.07           0.12           0.09           0.13           0.32           0.10
Net realized and unrealized gain (loss)          1.46           8.13          (0.98)          1.75           4.97          10.06
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                 1.53           8.25          (0.89)          1.88           5.29          10.16
                                           ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.08)         (0.16)         (0.12)         (0.16)         (0.33)         (0.09)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    49.98     $    48.53     $    40.44     $    41.45     $    39.73     $    34.77
                                           ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 3.15%         20.41%         (2.13)%         4.75%         15.35%         41.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $   89,967     $  101,914     $  103,118     $  184,447     $  117,195     $   90,396
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.63% (b)      0.63%          0.64%          0.63%          0.64%          0.67%
Ratio of net expenses to average net
   assets                                        0.60% (b)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                            0.28% (b)      0.25%          0.23%          0.33%          0.90%          0.38%
Portfolio turnover rate (c)                         9%            25%            30%            39%            23%            33%


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

                                           SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2018     ------------------------------------------------------------------------
                                          (UNAUDITED)        2017           2016           2015           2014           2013
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    20.28     $    15.47     $    16.01     $    17.23     $    17.90     $     9.48
                                           ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.10           0.05           0.17           0.11           0.13           0.07
Net realized and unrealized gain (loss)         (0.85)          4.85          (0.52)         (1.21)         (0.66)          8.42
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                (0.75)          4.90          (0.35)         (1.10)         (0.53)          8.49
                                           ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.07)         (0.09)         (0.19)         (0.12)         (0.14)         (0.07)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    19.46     $    20.28     $    15.47     $    16.01     $    17.23     $    17.90
                                           ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                (3.72)%        31.73%         (2.12)%        (6.43)%        (3.05)%        89.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $   92,428     $   91,262     $   51,837     $   69,655     $   89,616     $   97,574
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.64% (b)      0.66%          0.68%          0.65%          0.64%          0.70%
Ratio of net expenses to average net
   assets                                        0.60% (b)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                            0.94% (b)      0.23%          1.18%          0.65%          0.61%          0.60%
Portfolio turnover rate (c)                        33%            32%            49%            35%            37%            49%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 55

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST S&P REIT INDEX FUND (FRI)

                                           SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2018     ------------------------------------------------------------------------
                                          (UNAUDITED)        2017           2016           2015           2014           2013
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    23.28     $    23.07     $    22.07     $    22.24     $    17.54     $    17.75
                                           ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.52           0.71           0.62           0.55           0.41           0.52
Net realized and unrealized gain (loss)         (0.27)          0.16           1.13          (0.13)          4.75          (0.19)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                 0.25           0.87           1.75           0.42           5.16           0.33
                                           ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.17)         (0.66)         (0.75)         (0.59)         (0.46)         (0.54)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    23.36     $    23.28     $    23.07     $    22.07     $    22.24     $    17.54
                                           ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 1.11%          3.79%          7.92%          1.97%         29.61%          1.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $   98,107     $  161,791     $  236,426     $  226,250     $  339,130     $  148,210
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.52% (b)      0.48%          0.49%          0.48%          0.50%          0.50%
Ratio of net expenses to average net
   assets                                        0.50% (b)      0.48%          0.49%          0.48%          0.50%          0.50%
Ratio of net investment income (loss) to
   average net assets                            3.68% (b)      2.77%          2.52%          2.30%          2.35%          2.31%
Portfolio turnover rate (c)                         1%             7%             6%             8%            11%            11%


FIRST TRUST WATER ETF (FIW)

                                           SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2018     ------------------------------------------------------------------------
                                          (UNAUDITED)        2017           2016           2015           2014           2013
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    48.58     $    39.61     $    30.13     $    33.65     $    33.79     $    25.99
                                           ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.16           0.54           0.20           0.23           0.25           0.21
Net realized and unrealized gain (loss)         (0.55)          8.98           9.48          (3.52)         (0.14)          7.80
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                (0.39)          9.52           9.68          (3.29)          0.11           8.01
                                           ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.15)         (0.55)         (0.20)         (0.23)         (0.25)         (0.21)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    48.04     $    48.58     $    39.61     $    30.13     $    33.65     $    33.79
                                           ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                (0.80)%        24.25%         32.21%         (9.81)%         0.36%         30.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $  317,054     $  298,775     $  221,791     $  102,432     $  198,550     $  197,643
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.55% (b)      0.56%          0.57%          0.57%          0.59%          0.60%
Ratio of net expenses to average net
   assets                                        0.55% (b)      0.56%          0.57%          0.57%          0.59%          0.60%
Ratio of net investment income (loss) to
   average net assets                            0.68% (b)      1.26%          0.58%          0.70%          0.75%          0.75%
Portfolio turnover rate (c)                         7%            24%            42%            17%            24%            45%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 56                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NATURAL GAS ETF (FCG)

                                           SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2018     ------------------------------------------------------------------------
                                          (UNAUDITED)        2017           2016         2015 (a)       2014 (a)       2013 (a)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    22.75     $    26.15     $    22.30     $    56.10     $    97.65     $    78.35
                                           ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    (0.00) (b)     (0.02)          0.13           1.00           0.70           0.35
Net realized and unrealized gain (loss)          0.72          (3.02)          4.16         (33.75)        (41.50)         19.30
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                 0.72          (3.04)          4.29         (32.75)        (40.80)         19.65
                                           ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.12)         (0.23)         (0.44)         (1.05)         (0.75)         (0.35)
Return of capital                                  --          (0.13)            --             --             --             --
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total distributions                             (0.12)         (0.36)         (0.44)         (1.05)         (0.75)         (0.35)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    23.35     $    22.75     $    26.15     $    22.30     $    56.10     $    97.65
                                           ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (c)                                 3.20%        (11.53)%        19.48%        (59.10)%       (42.02)%        25.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $  149,390     $  184,262     $  251,024     $  153,042     $  246,946     $  464,795
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.62% (d)      0.64% (e)      0.64% (e)      0.62%          0.61%          0.60%
Ratio of net expenses to average net
   assets                                        0.60% (d)      0.63% (e)      0.61% (e)      0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                            0.08% (d)     (0.11)%         0.54%          2.44%          0.74%          0.40%
Portfolio turnover rate (f)                        23%            53%           103%            67%            42%            49%


FIRST TRUST CHINDIA ETF (FNI)

                                           SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2018     ------------------------------------------------------------------------
                                          (UNAUDITED)        2017           2016           2015           2014           2013
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    39.57     $    27.39     $    28.36     $    28.63     $    28.22     $    20.97
                                           ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.31           0.34           0.25           0.15           0.20           0.20
Net realized and unrealized gain (loss)         (1.07)         12.61          (0.85)         (0.24)          0.48           7.26
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                (0.76)         12.95          (0.60)         (0.09)          0.68           7.46
                                           ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.29)         (0.77)         (0.37)         (0.18)         (0.27)         (0.21)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    38.52     $    39.57     $    27.39     $    28.36     $    28.63     $    28.22
                                           ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (c)                                (1.93)%        47.36%         (2.15)%        (0.32)%         2.37%         35.81%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $  400,640     $  375,915     $  131,466     $  221,188     $  111,663     $   71,962
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.60% (d)      0.60%          0.60%          0.62%          0.65%          0.66%
Ratio of net expenses to average net
   assets                                        0.60% (d)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                            1.48% (d)      0.91%          0.91%          0.64%          0.54%          0.79%
Portfolio turnover rate (f)                        12%            35%            47%            68%            40%            40%

(a) All per share amounts and net asset values have been adjusted to reflect the impact of the 1-for-5 reverse share split on May 2, 2016. The net asset values reported on December 31, 2015, 2014 and 2013 prior to the reverse share split restatement were $4.46, $11.22 and $19.53, respectively.

(b)   Amount represents less than $0.01 per share.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.

(e) For the years ended December 31, 2017 and 2016, ratios reflect excise tax of 0.03% and 0.01%, respectively, which are not included in the expense cap.

(f) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 57

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

                                           SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2018     ------------------------------------------------------------------------
                                          (UNAUDITED)        2017           2016           2015           2014           2013
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    52.34     $    52.81     $    38.94     $    36.61     $    36.11     $    25.56
                                           ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.35           0.74           0.58           0.56           0.47           0.37
Net realized and unrealized gain (loss)          2.32          (0.46)         13.89           2.31           0.50          10.55
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                 2.67           0.28          14.47           2.87           0.97          10.92
                                           ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.31)         (0.75)         (0.60)         (0.54)         (0.47)         (0.37)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    54.70     $    52.34     $    52.81     $    38.94     $    36.61     $    36.11
                                           ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 5.11%          0.55%         37.57%          7.88%          2.72%         42.89%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $  385,657     $  314,032     $  404,023     $  223,902     $  109,818     $   52,362
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.60% (b)      0.60%          0.61%          0.62%          0.64%          0.76%
Ratio of net expenses to average net
   assets                                        0.60% (b)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                            1.38% (b)      1.37%          1.54%          1.52%          1.41%          1.38%
Portfolio turnover rate (c)                         5%            14%            16%            19%            26%            29%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 58                 See Notes to Financial Statements

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NOTES TO FINANCIAL STATEMENTS
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty exchange-traded funds. This report covers the nine funds listed below:

      First Trust NASDAQ-100 Equal Weighted Index Fund - (The Nasdaq Stock
         Market LLC ("Nasdaq") ticker "QQEW")
      First Trust NASDAQ-100-Technology Sector Index Fund - (Nasdaq ticker
         "QTEC")
      First Trust NASDAQ-100 Ex-Technology Sector Index Fund - (Nasdaq
         ticker "QQXT")
      First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund - (Nasdaq
         ticker "QCLN")
      First Trust S&P REIT Index Fund - (NYSE Arca, Inc. ("NYSE Arca") ticker
         "FRI")
      First Trust Water ETF - (NYSE Arca ticker "FIW")
      First Trust Natural Gas ETF - (NYSE Arca ticker "FCG")
      First Trust Chindia ETF - (NYSE Arca ticker "FNI")
      First Trust NASDAQ(R) ABA Community Bank Index Fund - (Nasdaq ticker
         "QABA")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealer and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust NASDAQ-100 Equal Weighted Index Fund                NASDAQ-100 Equal Weighted Index(SM)
First Trust NASDAQ-100-Technology Sector Index Fund             NASDAQ-100 Technology Sector Index(SM)
First Trust NASDAQ-100 Ex-Technology Sector Index  Fund         NASDAQ-100 Ex-Tech Sector Index(SM)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     NASDAQ(R) Clean Edge(R) Green Energy Index(SM)
First Trust S&P REIT Index Fund                                 S&P United States REIT Index
First Trust Water ETF                                           ISE Clean Edge Water Index
First Trust Natural Gas ETF                                     ISE-Revere Natural Gas(TM) Index
First Trust Chindia ETF                                         ISE ChIndia(TM) Index
First Trust NASDAQ(R) ABA Community Bank Index Fund             NASDAQ OMX(R) ABA Community Bank Index(SM)

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using the data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs"), master limited partnerships ("MLPs") and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of June 30 2018, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities". For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At June 30 2018, QQEW, QQXT, QCLN, FIW, FNI, and QABA had securities in the securities lending program. During the six months ended June 30, 2018, QQEW, QTEC, QQXT, QCLN, FIW, FCG, FNI, and QABA participated in the securities lending program.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the six months ended June 30, 2018, were received as collateral for lending securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the year ended December 31, 2017 was as follows:

                                                                       Distributions        Distributions        Distributions
                                                                         paid from            paid from            paid from
                                                                      Ordinary Income       Capital Gains      Return of Capital
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $    2,664,196        $         --        $          --
First Trust NASDAQ-100-Technology Sector Index Fund                        18,099,151                  --                   --
First Trust NASDAQ-100 Ex-Technology Sector Index  Fund                       336,720                  --                   --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                   353,370                  --                   --
First Trust S&P REIT Index Fund                                             5,399,046                  --                   --
First Trust Water ETF                                                       3,256,646                  --                   --
First Trust Natural Gas ETF                                                 1,778,865                  --            1,015,203
First Trust Chindia ETF                                                     7,008,527                  --                   --
First Trust NASDAQ(R) ABA Community Bank Index Fund                         5,233,697                  --                   --

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

As of December 31, 2017, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $           --        $(32,889,012)       $  84,173,782
First Trust NASDAQ-100-Technology Sector Index Fund                                --         (16,645,315)         418,480,748
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                             --         (13,153,384)          12,819,700
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                        --         (38,388,578)          11,558,111
First Trust S&P REIT Index Fund                                               394,562             (36,943)         (17,079,025)
First Trust Water ETF                                                              --          (8,988,338)          55,233,470
First Trust Natural Gas ETF                                                        --        (479,113,966)         (17,684,827)
First Trust Chindia ETF                                                       710,636         (57,291,806)          64,132,549
First Trust NASDAQ(R) ABA Community Bank Index Fund                                --          (2,723,374)          11,327,677

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014, 2015, 2016, and 2017 remain open to federal and state audit. As of June 30, 2018, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2017, the Funds had net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                                        Capital Loss            Post-                Total
                                                                         Available           Enactment -            Capital
                                                                          Through                 No                 Loss
                                                                            2018              Expiration           Available
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $           --        $ 32,889,012        $  32,889,012
First Trust NASDAQ-100-Technology Sector Index Fund                                --          16,645,315           16,645,315
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                         80,899          13,072,485           13,153,384
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                 5,884,801          32,503,777           38,388,578
First Trust S&P REIT Index Fund                                                    --              36,943               36,943
First Trust Water ETF                                                       2,198,674           6,789,664            8,988,338
First Trust Natural Gas ETF                                                40,089,981         439,023,985          479,113,966
First Trust Chindia ETF                                                     7,245,147          50,046,659           57,291,806
First Trust NASDAQ(R) ABA Community Bank Index Fund                           116,604           2,606,770            2,723,374

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

During the taxable year ended December 31, 2017, the following Funds utilized capital loss carryforwards in the following amounts:

                                                                       Pre-Enactment        Post-Enactment
                                                                        Capital Loss         Capital Loss
                                                                        Carryforward         Carryforward
                                                                          Utilized             Utilized
                                                                     ------------------    ----------------
First Trust Water ETF                                                  $           --        $  1,482,878
First Trust Chindia ETF                                                            --             796,754

H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust NASDAQ-100 Equal Weighted Index Fund                Nasdaq, Inc.
First Trust NASDAQ-100-Technology Sector Index Fund             Nasdaq, Inc.
First Trust NASDAQ-100 Ex-Technology Sector Index Fund          Nasdaq, Inc.
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     Nasdaq, Inc.
First Trust S&P REIT Index Fund                                 S&P Dow Jones Indices LLC
First Trust Water ETF                                           International Securities Exchange, LLC
First Trust Natural Gas ETF                                     International Securities Exchange, LLC
First Trust Chindia ETF                                         International Securities Exchange, LLC
First Trust NASDAQ(R) ABA Community Bank Index Fund             Nasdaq, Inc. and American Banking Association

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:

                                                                  % of Average
                                                                Daily Net Assets
                                                                ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                     0.40%
First Trust NASDAQ-100-Technology Sector Index Fund                  0.40%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund               0.40%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          0.40%
First Trust S&P REIT Index Fund                                      0.30%
First Trust Water ETF                                                0.40%
First Trust Natural Gas ETF                                          0.40%
First Trust Chindia ETF                                              0.40%
First Trust NASDAQ(R) ABA Community Bank Index Fund                  0.40%

The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2020.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

                                                                  Expense Cap
                                                                ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                     0.60%
First Trust NASDAQ-100-Technology Sector Index Fund                  0.60%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund               0.60%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          0.60%
First Trust S&P REIT Index Fund                                      0.50%
First Trust Water ETF                                                0.60%
First Trust Natural Gas ETF                                          0.60%
First Trust Chindia ETF                                              0.60%
First Trust NASDAQ(R) ABA Community Bank Index Fund                  0.60%

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees were waived by First Trust. These amounts are included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the six months ended June 30, 2018 and fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:

                                                                               Fees Waived or Expenses Borne by First Trust
                                                                                           Subject to Recovery
                                                                      --------------------------------------------------------------
                                          Advisory                    Six Months      Year         Year      Six Months
                                             Fee         Expense        Ended        Ended        Ended        Ended
                                           Waivers    Reimbursement   12/31/2015   12/31/2016   12/31/2017   6/30/2018      Total
                                          ---------   -------------   ----------   ----------   ----------   ----------   ----------
First Trust NASDAQ-100 Ex-Technology
   Sector Index Fund                      $  13,895   $          --   $   18,786   $   49,128   $   26,900   $   13,895   $  108,709
First Trust NASDAQ(R) Clean Edge(R)
   Green Energy Index Fund                   20,228              --       21,935       44,163       39,255       20,228      125,581
First Trust S&P REIT Index Fund              10,492              --           --           --           --       10,492       10,492
First Trust Natural Gas ETF                  16,572              --       34,052       54,736       25,164       16,572      130,524
First Trust NASDAQ(R) ABA Community
   Bank Index Fund                               --              --        2,978       21,616           --           --       24,594

During the six months ended June 30, 2018, First Trust recovered fees that were previously waived from First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust Chindia ETF and First Trust NASDAQ(R) ABA Community Bank Index Fund of $27,809, $33,341 and $15,983, respectively. First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund, First Trust Water ETF and First Trust Chindia ETF do not have any remaining fees previously waived or expenses reimbursed that are subject to recovery.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2018, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                               Purchases           Sales
                                                            ---------------   ---------------
First Trust NASDAQ-100 Equal Weighted Index Fund            $    48,594,007   $    48,646,451
First Trust NASDAQ-100-Technology Sector Index Fund             149,873,151       149,231,481
First Trust NASDAQ-100 Ex-Technology Sector Index Fund            8,381,584         8,397,359
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund      30,909,743        30,768,229
First Trust S&P REIT Index Fund                                   2,658,879           984,425
First Trust Water ETF                                            22,131,719        21,501,630
First Trust Natural Gas ETF                                      37,417,856        37,058,228
First Trust Chindia ETF                                          49,917,617        51,458,172
First Trust NASDAQ(R) ABA Community Bank Index Fund              15,435,573        15,112,713

For the six months ended June 30, 2018, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                               Purchases           Sales
                                                            ---------------   ---------------
First Trust NASDAQ-100 Equal Weighted Index Fund            $    70,265,795   $    70,207,883
First Trust NASDAQ-100-Technology Sector Index Fund             529,759,376       367,436,452
First Trust NASDAQ-100 Ex-Technology Sector Index Fund            7,576,906        22,166,729
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund       7,203,625         1,929,481
First Trust S&P REIT Index Fund                                   2,323,330        61,280,609
First Trust Water ETF                                            50,202,658        29,639,311
First Trust Natural Gas ETF                                      12,754,685        49,705,301
First Trust Chindia ETF                                          98,327,830        60,542,104
First Trust NASDAQ(R) ABA Community Bank Index Fund              81,612,784        22,232,725

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities            Creation
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities           Redemption
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2020.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there was the following subsequent event:

On July 26, 2018, First Trust Lunt U.S. Factor Rotation ETF, an additional series of the Trust, began trading under the symbol "FCTR" on Cboe BZX Exchange, Inc.

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website at www.ftportfolios.com; (3) on the SEC's website at www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE APPLICABLE TO SOME OR ALL OF THE FUNDS ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund's corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

EQUITY SECURITIES RISK. To the extent a Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

FUND OF FUNDS RISK. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.

INDEX CONSTITUENT RISK. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund's net asset value could be negatively impacted and the Fund's market price may be significantly below its net asset value during certain periods.

MANAGEMENT RISK. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund's investment portfolio, the Fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.

MARKET RISK. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the following nine series of the Trust (each a "Fund" and collectively, the "Funds"):

      First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)
      First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)
      First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT) First Trust Chindia ETF (FNI)
      First Trust Water ETF (FIW)
      First Trust Natural Gas ETF (FCG)
      First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN) First Trust S&P REIT Index Fund (FRI)
      First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by each Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of each Fund as compared to expense ratios of the funds in the Fund's Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's advisory fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds. The Board considered the background and experience of the persons responsible for the day-to-day management of the Funds. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund's investment objective, policies and restrictions.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

The Board considered the advisory fee rate payable by each Fund under the Agreement for the services provided. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through April 30, 2020. For each Fund, the Board noted that expenses borne or fees waived by the Advisor are to be subject to reimbursement by the Fund for up to three years from the date the expense was incurred or fee was waived, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees were waived by the Advisor. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Peer Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund's Peer Group included one or more peer funds that pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratios of FNI, FIW and QCLN were below the median total
(net) expense ratio of the peer funds in each Fund's respective Peer Group and the total (net) expense ratios of QQEW, QTEC, QQXT, FCG, FRI and QABA were above the median total (net) expense ratio of the peer funds in each Fund's respective Peer Group. With respect to the Peer Groups, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Groups and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the advisory fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to each Fund.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and reviewed information for periods ended December 31, 2017 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, each Fund's tracking difference and each Fund's excess return as compared to its benchmark index. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range. In addition, the Board reviewed data prepared by MPI comparing each Fund's performance to that of its respective Peer Group and to that of one or more broad-based benchmarks, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the fees, expenses and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2017 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund
Book 3

First Trust Total US Market AlphaDEX(R) ETF (TUSA)
First Trust Dorsey Wright People's Portfolio ETF (DWPP)
First Trust Dow 30 Equal Weight ETF (EDOW)

Semi-Annual Report
For the Six Months Ended
June 30, 2018

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TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2018

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
   First Trust Total US Market AlphaDEX(R) ETF (TUSA).......................   4
   First Trust Dorsey Wright People's Portfolio ETF (DWPP)..................   6
   First Trust Dow 30 Equal Weight ETF (EDOW)...............................   8
Notes to Fund Performance Overview..........................................  10
Understanding Your Fund Expenses............................................  11
Portfolio of Investments
   First Trust Total US Market AlphaDEX(R) ETF (TUSA).......................  12
   First Trust Dorsey Wright People's Portfolio ETF (DWPP)..................  27
   First Trust Dow 30 Equal Weight ETF (EDOW)...............................  34
Statements of Assets and Liabilities........................................  35
Statements of Operations....................................................  36
Statements of Changes in Net Assets.........................................  37
Financial Highlights........................................................  39
Notes to Financial Statements...............................................  41
Additional Information......................................................  49

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information Section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

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SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2018

Dear Shareholders:

First Trust is pleased to provide you with the semi-annual report for the First Trust Exchange-Traded Fund, which contains detailed information about your investment for the six months ended June 30, 2018. We encourage you to read this report carefully and discuss it with your financial advisor.

As 2018 began, there was much enthusiasm for the "Tax Cuts and Jobs Act of 2017" tax reform bill, which President Trump had signed into law on December 22, 2017, and the potential increase in take-home pay for many Americans, as well as the reduction in the federal corporate tax rate from 35% to 21% that the new tax package would bring. Early in the new year, many investors were watching the Federal Reserve (the "Fed") and its signaled intent to continue raising interest rates at a gradual pace (it had raised rates three times in 2017). Based on strong job growth and the economic outlook in the U.S., the Fed did, in fact, raise interest rates this year, on March 21, and June 13. Additionally, they indicated at their June 2018 meeting that two additional rate hikes are expected before year-end.

For the entire first quarter of 2018, increased market volatility was the norm for U.S. markets. The Dow Jones Industrial Average ("DJIA") was off to a strong start in January continuing its very strong performance displayed throughout 2017. However, February was a different story. Early in the month, the DJIA plunged 567 points and sank into "correction" territory (defined as a drop of 10% from the index's high) and in just two weeks during February, was down more than 3,200 points. However, as February came to a close, the DJIA was back on track and up from the lows experienced earlier in the month.

For the second quarter of 2018, market volatility continued. Increasing trade tensions have had an impact on markets around the world and could continue to do so in the future. The talk from President Trump on tariffs and trade agreements gave many investors pause about the U.S. stock market and its long-standing economic growth and what the future might hold. The DJIA closed out both April and May slightly down but ended June slightly up. Despite this volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.

Globally, markets underperformed moderately in the first half of 2018, as the MSCI AC World Index, which captures 23 developed markets and 24 emerging markets, ended the six-month period down just slightly. Analysts believe European companies are set up for growing earnings and credit upswings, which seems to bode well for global market performance. In addition, we believe the longer-term drivers of positive demographics, lower debt levels and improving productivity may lead to a multi-year cyclical upswing in emerging market economic fundamentals.

We continue to believe that one should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and investing goals and by speaking regularly with your investment professional. As we've said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals. Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on your investment again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2018 (UNAUDITED)

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

President Trump launched the first round of U.S. tariffs (on imported steel and aluminum) on March 8, 2018. Since then, additional tariffs have been levied by the U.S. against its major trading partners, including Canada, Mexico, Europe and China, and they in turn have responded with their own tariffs on imported U.S. goods. While we acknowledge that the lead story right now is the uncertainty over how far the Trump administration is willing to escalate the use of tariffs in its ongoing global trade negotiations, we believe that there are still a lot of positive stories to tell in the current business/economic climate.

One of those stories is in the U.S. manufacturing sector. A survey by the National Association of Manufacturers revealed that 95.1% of U.S. manufacturers polled said they have a positive outlook for their companies as of the second quarter of 2018, the highest percentage recorded in the survey's 20-year history, according to its own release.

The Federal Reserve raised interest rates twice this year, on March 21 and June 13 and indicated at their June 2018 meeting that two additional rate hikes are expected before year-end.

Another sign of confidence for the economy and markets is mergers and acquisitions ("M&A") activity. Global M&A activity totaled $2.5 trillion in the first half of 2018, up 64% from the same period a year ago, according to Thomson Reuters. The first half of 2018 was the strongest showing for announced M&A deals since records began in 1980. The previous high was $2.3 trillion, set in 2007. The number of U.S. deals rose 82% to $1.0 trillion from the same period a year ago, the highest on record. Europe also had a strong showing, accounting for $767 billion of the $2.5 trillion.

Investors continue to embrace exchange-traded funds ("ETFs") and related exchange-traded products ("ETPs"). ETFG, an industry research group, reported that total assets invested in ETFs/ETPs listed globally stood at $4.986 trillion at the end of June, according to its own release. In June, net inflows to ETFs/ETPs listed globally totaled $8.69 billion, marking the 53rd consecutive month of net inflows. In the first half of 2018, net inflows totaled $223.26 billion.

U.S. STOCKS AND BONDS

In the first half of 2018, three of the major U.S. stock indices posted positive returns. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index posted total returns of 2.65%, 3.49%, and 9.39%, respectively, according to Bloomberg. Six of the 11 major S&P 500(R) Index sectors posted positive total returns. The top-performing sectors were Consumer Discretionary, Information Technology and Energy, up 11.50%, 10.87% and 6.81%, respectively, while the two sectors with the poorest showing were Consumer Staples and Telecommunication Services, down 8.55% and 8.35%, respectively. As we noted at the end of 2017, cyclical areas of the stock market have been delivering the best results for investors. We believe that is an indication that investors are still optimistic about U.S. economic growth moving forward.

Data from Dealogic shows that a total of 120 equity initial purchase offerings ("IPOs") valued at $35.2 billion were launched in the U.S. in the first half of 2018, the highest volume since 2014 and the fourth-highest since 1995, according to The Wall Street Journal. The companies that have gone public are trading, on average, 22% above their respective IPO price. A strong IPO market suggests that investors have a healthy appetite for stocks, in our opinion.

In the U.S. bond market, most of the major bond groups posted negative returns in the first half of 2018. The top-performing major debt group for the same period was high-yield corporate bonds. For the same period, the Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of 0.16%. The worst-performing debt group was a combination of government and corporate bonds and the Bloomberg Barclays U.S. Aggregate Bond Index posted a total return of -1.62% for the same period. The yield on the benchmark 10-Year Treasury note (T-note) rose by 45 basis points to 2.86% for the same period, according to Bloomberg. For comparative purposes, the average yield on the 10-year T-note was 2.53% for the 10-year period ended June 29, 2018.

FOREIGN STOCKS AND BONDS

The U.S. dollar rose by 2.55% against a basket of major currencies in the first half of 2018, as measured by the U.S. Dollar Index (DXY). With respect to U.S. investors, a stronger U.S. dollar can negatively impact returns on foreign securities.

The Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of -3.89% (USD), while the Bloomberg Barclays Global Aggregate Index of higher quality debt fell 1.46% (USD) in the first half of 2018. The MSCI Daily Total Return Net Emerging Markets Index of stocks posted a total return of -6.66% (USD), while the MSCI Daily Total Return Net World Index (excluding the U.S.) posted a total return of -2.77% (USD) in the first half of 2018.

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

The First Trust Total US Market AlphaDEX(R) ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Total US Market Index (the "Index"). The Fund will normally invest at least 90% of its assets (including investment borrowings) in common stocks that comprise the Index. The Index is designed to quantitatively identify and select stocks across market capitalizations (including large-cap, mid-cap and small-cap companies) that exhibit growth and value factors and appear to have the greatest potential for capital appreciation. The Index is a modified equal-dollar weighted index. The Index is reconstituted and balanced on a quarterly basis. The Fund's shares are listed for trading on The Nasdaq Stock Market LLC. The first day of secondary market trading in shares of the Fund was December 7, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                              6 Months   1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                               Ended      Ended     Ended     Ended     (12/5/06)     Ended     Ended     (12/5/06)
                                              6/30/18    6/30/18   6/30/18   6/30/18    to 6/30/18   6/30/18   6/30/18    to 6/30/18
FUND PERFORMANCE
NAV                                            4.43%     15.98%    10.28%      7.61%      6.04%      63.09%    108.17%      97.15%
Market Value                                   4.31%     15.90%    10.27%      7.60%      6.04%      63.04%    108.03%      97.12%

INDEX PERFORMANCE
NASDAQ AlphaDEX(R) Total US
   Market Index*                               4.81%     16.85%      N/A       N/A         N/A         N/A       N/A         N/A
Russell 3000(R) Index                          3.22%     14.78%    13.29%     10.23%      8.16%      86.66%    164.83%     147.88%
------------------------------------------------------------------------------------------------------------------------------------

* On January 9, 2015, the Fund's underlying index changed from the Value Line(R) Equity Allocation Index to the NASDAQ AlphaDEX(R) Total US Market Index. Therefore, the Fund's performance and total returns shown for the periods prior to January 9, 2015, are not necessarily indicative of the performance the Fund, based on its current index, would have generated. Since the Fund's new underlying index had an inception date of September 8, 2014, it was not in existence for all of the periods disclosed.

(See Notes to Fund Performance Overview on page 10.)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       18.36%
Consumer Discretionary                       15.26
Industrials                                  14.51
Financials                                   13.08
Health Care                                  11.06
Energy                                        8.30
Consumer Staples                              4.97
Materials                                     4.78
Utilities                                     4.68
Real Estate                                   3.48
Telecommunication Services                    1.52
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Netflix, Inc.                                 0.53%
Andeavor                                      0.52
Square, Inc., Class A                         0.50
Apache Corp.                                  0.49
Valero Energy Corp.                           0.48
Amazon.com, Inc.                              0.48
Phillips 66                                   0.47
EQT Corp.                                     0.47
Centene Corp.                                 0.46
CenturyLink, Inc.                             0.46
                                            -------
   Total                                      4.86%
                                            =======

-----------------------------
The NASDAQ AlphaDEX(R) Total US Market Index (the "Index") is a trademark of The Nasdaq OMX Group and has been licensed for use by First Trust Portfolios L.P. AlphaDEX(R) is a trademark owned by First Trust Portfolios L.P. and has been licensed to The Nasdaq OMX Group for use in the name of the Index. The First Trust Total US Market AlphaDEX(R) ETF is not sponsored, endorsed, sold or promoted by The Nasdaq OMX Group and The Nasdaq OMX Group makes no representation or warranty regarding the advisability of investing in the First Trust Total US Market AlphaDEX(R) ETF or as to the result to be obtained by any person from use of the Index in connection with the trading of the First Trust Total US Market AlphaDEX(R) ETF.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA) (CONTINUED)

     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
          DECEMBER 31, 2007 - JUNE 30, 2018

              First Trust
            Total US Market            Russell 3000(R)
            AlphaDEX(R) ETF                 Index
12/07           $10,000                    $10,000
06/08             9,150                      8,896
12/08             6,455                      6,270
06/09             6,799                      6,533
12/09             8,659                      8,047
06/10             8,533                      7,560
12/10            10,379                      9,409
06/11            10,606                     10,006
12/11             9,386                      9,505
06/12             9,549                     10,391
12/12            10,206                     11,065
06/13            11,679                     12,621
12/13            13,743                     14,778
06/14            14,436                     15,804
12/14            14,068                     16,634
06/15            14,234                     16,957
12/15            13,226                     16,715
06/16            13,657                     17,320
12/16            15,273                     18,842
06/17            16,426                     20,525
12/17            18,241                     22,822
06/18            19,049                     23,555

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through June 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             140             0              0            0
01/01/14 - 12/31/14             178             0              0            0
01/01/15 - 12/31/15             115            15              0            0
01/01/16 - 12/31/16             121             0              0            0
01/01/17 - 12/31/17             216             0              0            0
01/01/18 - 06/30/18              96             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             104             8              0            0
01/01/14 - 12/31/14              68             6              0            0
01/01/15 - 12/31/15             110            12              0            0
01/01/16 - 12/31/16             131             0              0            0
01/01/17 - 12/31/17              35             0              0            0
01/01/18 - 06/30/18              29             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

The First Trust Dorsey Wright People's Portfolio ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Nasdaq Dorsey Wright People's Portfolio Index (the "Index"). The Fund will normally invest at least 80% of its total assets (including investment borrowings) in common stocks or U.S. Treasury Bills ("T-Bills") that comprise the Index. The Index is designed to provide exposure to either the U.S. equity market or T-Bills, based upon daily relative strength readings resulting from a wholly-quantitative process. The Index always holds exactly one of three possible positions: all the component securities of the Nasdaq US 500 Large Cap Index, all the component securities in the Nasdaq US 500 Large Cap Equal Weight Index or all the component securities of the Nasdaq US T-Bill Index. Each of the Nasdaq US 500 Large Cap Index and the Nasdaq US 500 Large Cap Equal Weight Index contains the same constituent securities - the 500 securities with the highest float market capitalization comprising the NASDAQ US Benchmark Index - but weights them differently. The Nasdaq US 500 Large Cap Index weights the securities according to their market capitalization and the Nasdaq US 500 Large Cap Equal Index weights them equally. The Nasdaq US T-Bill Index is designed to act as a US dollar-denominated cash position through the use of nine T-Bills ranging from 30 to 91 days in duration. A T-Bill is a short-term debt obligation backed by the U.S. government with a maturity of less than one year, sold in denominations of $1,000 up to a maximum purchase of $5 million. The Fund's shares are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "DWPP." The first day of secondary market trading in shares of the Fund was August 30, 2012.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            AVERAGE ANNUAL           CUMULATIVE
                                                                                            TOTAL RETURNS          TOTAL RETURNS
                                                                    6 Months   1 Year    5 Years   Inception    5 Years   Inception
                                                                     Ended      Ended     Ended    (8/29/12)     Ended    (8/29/12)
                                                                    6/30/18    6/30/18   6/30/18   to 6/30/18   6/30/18   to 6/30/18
FUND PERFORMANCE
NAV                                                                   1.30%    13.11%     8.11%       8.13%     47.65%      57.78%
Market Value                                                          1.19%    13.11%     8.02%       8.13%     47.07%      57.83%

INDEX PERFORMANCE
Nasdaq Dorsey Wright People's Portfolio
   Index*                                                             1.64%      N/A       N/A        N/A         N/A        N/A
CBOE(R) VIX(R) Tail Hedge Index                                      -1.40%     9.87%     7.89%      46.17%      8.00%      56.67%
S&P 500(R) Index                                                      2.65%    14.37%    13.42%      14.27%     87.70%     117.78%
Nasdaq US 500 Large Cap Index                                         2.50%    14.27%      N/A        N/A         N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------

* On August 18, 2017, the Fund's underlying index changed from the CBOE(R) VIX(R) Tail Hedge Index to the Nasdaq Dorsey Wright People's Portfolio Index (the "Index"). Therefore, the Fund's performance and total returns shown for the periods prior to August 18, 2017, are not necessarily indicative of the performance the Fund, based on its current index, would have generated. Since the Index had an inception date of July 24, 2017, it was not in existence for all of the periods disclosed.

(See Notes to Fund Performance Overview on page 10.)

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or descriptions and disclosure relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       16.59%
Financials                                   14.16
Consumer Discretionary                       13.51
Industrials                                  13.13
Health Care                                  12.66
Consumer Staples                              6.98
Energy                                        6.58
Real Estate                                   5.85
Materials                                     4.97
Utilities                                     4.74
Telecommunication Services                    0.83
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Cimarex Energy Co.                            0.24%
Darden Restaurants, Inc.                      0.23
Diamondback Energy, Inc.                      0.23
Hess Corp.                                    0.23
Apache Corp.                                  0.23
Regeneron Pharmaceuticals, Inc.               0.23
Concho Resources, Inc.                        0.23
Twenty-First Century Fox, Inc., Class B       0.23
Campbell Soup Co.                             0.23
Vertex Pharmaceuticals, Inc.                  0.22
                                            -------
   Total                                      2.30%
                                            =======

               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     AUGUST 29, 2012 - JUNE 30, 2018

                 First Trust
                Dorsey Wright             CBOE(R) VIX(R)        S&P 500(R)
            People's Portfolio ETF       Tail Hedge Index         Index
08/12              $10,000                   $10,000             $10,000
12/12                9,863                     9,880              10,193
06/13               10,686                    10,719              11,602
12/13               11,738                    11,799              13,494
06/14               12,251                    12,345              14,457
12/14               13,525                    13,666              15,342
06/15               13,175                    13,320              15,531
12/15               12,730                    12,910              15,554
06/16               12,551                    12,752              16,151
12/16               12,800                    13,041              17,414
06/17               13,952                    14,259              19,040
12/17               15,579                    15,889              21,214
06/18               15,782                    15,667              21,776

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through June 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13             155             5              0            0
01/01/14 - 12/31/14             152             2              0            1
01/01/15 - 12/31/15              98             1              0            1
01/01/16 - 12/31/16              76             3              0            0
01/01/17 - 12/31/17             175             0              0            1
01/01/18 - 06/30/18              84             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/13 - 12/31/13              92             0              0            0
01/01/14 - 12/31/14              95             2              0            0
01/01/15 - 12/31/15             148             1              1            2
01/01/16 - 12/31/16             168             4              1            0
01/01/17 - 12/31/17              75             0              0            0
01/01/18 - 06/30/18              41             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)

The First Trust Dow 30 Equal Weight ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Industrial Average Equal Weight Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index consists of an equally weighted portfolio of the 30 securities that comprise the Dow Jones Industrial Average(TM) (the "DJIA"). The 30 securities comprising the DJIA are domestic, blue-chip companies covering all industries. While inclusion in the DJIA is not governed by quantitative rules, a stock is typically only added if the company has an excellent reputation, demonstrates sustained growth and is of interest to a large number of investors. The Index is rebalanced quarterly. The first day of secondary market trading in shares of the Fund was August 9, 2017.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               CUMULATIVE
                                                                                                              TOTAL RETURNS
                                                                                                   6 Months     Inception
                                                                                                    Ended       (8/8/17)
                                                                                                   6/30/18     to 6/30/18
FUND PERFORMANCE
NAV                                                                                                 -0.70%       10.24%
Market Value                                                                                        -0.84%       10.29%

INDEX PERFORMANCE
Dow Jones Industrial Average Equal Weight Index                                                     -0.49%       10.70%
Dow Jones Industrial Average(TM)                                                                    -0.73%       12.20%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 10.)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       19.91%
Consumer Discretionary                       13.75
Health Care                                  13.52
Consumer Staples                             13.26
Financials                                   13.06
Industrials                                  12.82
Energy                                        6.87
Telecommunication Services                    3.53
Materials                                     3.28
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
NIKE, Inc., Class B                           3.67%
Verizon Communications, Inc.                  3.53
Walmart, Inc.                                 3.50
Procter & Gamble (The) Co.                    3.49
Walt Disney (The) Co.                         3.48
Chevron Corp.                                 3.45
Coca-Cola (The) Co.                           3.44
Cisco Systems, Inc.                           3.42
Exxon Mobil Corp.                             3.42
Pfizer, Inc.                                  3.42
                                            -------
   Total                                     34.82%
                                            =======

-----------------------------
The Dow Jones Industrial Average Equal Weight Index is a product of S&P Dow Jones Indices LLC ("SPDJI"), and has been licensed for use by First Trust. Dow Jones(R) and Dow Jones Industrial Average Equal Weight Index are trademarks of Dow Jones Trademark Holdings LLC ("Dow Jones") and have been licensed to SPDJI and have been sublicensed for use for certain purposes by First Trust. The First Trust Dow 30 Equal Weight Index ETF is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones or their respective affiliates and none of them makes any representation regarding the advisability of investing in such fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW) (CONTINUED)

                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                              AUGUST 8, 2017 - JUNE 30, 2018

                                        Dow Jones Industrial
            First Trust Dow 30             Average Equal              Dow Jones Industrial
             Equal Weight ETF               Weight Index                  Average(TM)
08/17            $10,000                      $10,000                       $10,000
12/17             11,102                       11,124                        11,302
06/18             11,024                       11,069                        11,219

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 9, 2017 (commencement of trading) through June 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
08/09/17 - 12/31/17              94             0              0            0
01/01/18 - 06/30/18             102             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
08/09/17 - 12/31/17               6             0              0            0
01/01/18 - 06/30/18              23             0              0            0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
JUNE 30, 2018 (UNAUDITED)

As a shareholder of First Trust Total US Market AlphaDEX(R) ETF, First Trust Dorsey Wright People's Portfolio ETF or First Trust Dow 30 Equal Weight ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended June 30, 2018.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                        EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING           ENDING         BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE       SIX-MONTH         SIX-MONTH
                                                  JANUARY 1, 2018     JUNE 30, 2018        PERIOD          PERIOD (b)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
Actual                                               $1,000.00          $1,044.30         0.70% (a)           $3.55
Hypothetical (5% return before expenses)             $1,000.00          $1,021.32         0.70% (a)           $3.51

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO
   ETF (DWPP)
Actual                                               $1,000.00          $1,013.00         0.60%               $2.99
Hypothetical (5% return before expenses)             $1,000.00          $1,021.82         0.60%               $3.01

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)
Actual                                               $1,000.00          $  993.00         0.50%               $2.47
Hypothetical (5% return before expenses)             $1,000.00          $1,022.32         0.50%               $2.51


(a) These expense ratios reflect an expense cap. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (January 1, 2018 through June 30, 2018), multiplied by 181/365 (to reflect the six-month period).

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 2.0%
         232 Axon Enterprise, Inc. (a)         $       14,658
         167 Boeing (The) Co.                          56,030
         122 Curtiss-Wright Corp.                      14,520
          50 Esterline Technologies Corp. (a)           3,690
         255 Harris Corp.                              36,858
         236 HEICO Corp.                               17,211
         127 Hexcel Corp.                               8,430
          16 Huntington Ingalls Industries, Inc.        3,469
          41 Lockheed Martin Corp.                     12,113
          22 Moog, Inc., Class A                        1,715
         157 Northrop Grumman Corp.                    48,309
         190 Raytheon Co.                              36,704
         147 Spirit AeroSystems Holdings, Inc.,
                Class A                                12,629
         110 Teledyne Technologies, Inc. (a)           21,896
         134 TransDigm Group, Inc.                     46,249
                                               --------------
                                                      334,481
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.4%
         235 Air Transport Services Group,
                Inc. (a)                                5,309
         151 Atlas Air Worldwide Holdings,
                Inc. (a)                               10,827
         130 Expeditors International of
                Washington, Inc.                        9,503
          57 FedEx Corp.                               12,942
          35 Forward Air Corp.                          2,068
         218 Hub Group, Inc., Class A (a)              10,856
         202 XPO Logistics, Inc. (a)                   20,236
                                               --------------
                                                       71,741
                                               --------------
             AIRLINES -- 1.0%
         332 Alaska Air Group, Inc.                    20,049
          42 Allegiant Travel Co.                       5,836
         750 Delta Air Lines, Inc.                     37,155
         236 Hawaiian Holdings, Inc.                    8,484
       1,011 JetBlue Airways Corp. (a)                 19,189
         134 SkyWest, Inc.                              6,955
         242 Spirit Airlines, Inc. (a)                  8,797
         789 United Continental Holdings,
                Inc. (a)                               55,017
                                               --------------
                                                      161,482
                                               --------------
             AUTO COMPONENTS -- 1.0%
         344 Adient PLC                                16,921
         599 American Axle & Manufacturing
                Holdings, Inc. (a)                      9,320
         245 BorgWarner, Inc.                          10,574
         249 Cooper Tire & Rubber Co.                   6,549
          45 Cooper-Standard Holdings, Inc. (a)         5,880
         319 Dana, Inc.                                 6,441
          28 Dorman Products, Inc. (a)                  1,913
         893 Gentex Corp.                              20,557
          54 Gentherm, Inc. (a)                         2,122
         619 Goodyear Tire & Rubber (The) Co.          14,417
         294 Lear Corp.                                54,628
          38 Standard Motor Products, Inc.              1,837


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             AUTO COMPONENTS (CONTINUED)
         132 Stoneridge, Inc. (a)              $        4,639
          67 Tenneco, Inc.                              2,945
          75 Visteon Corp. (a)                          9,693
                                               --------------
                                                      168,436
                                               --------------
             AUTOMOBILES -- 0.6%
       4,946 Ford Motor Co.                            54,752
         754 General Motors Co.                        29,708
         288 Harley-Davidson, Inc.                     12,119
          71 Thor Industries, Inc.                      6,915
          49 Winnebago Industries, Inc.                 1,989
                                               --------------
                                                      105,483
                                               --------------
             BANKS -- 3.4%
          36 1st Source Corp.                           1,923
          69 Ameris Bancorp                             3,681
         331 Associated Banc-Corp.                      9,036
          94 Banc of California, Inc.                   1,838
          34 BancFirst Corp.                            2,013
          58 BancorpSouth Bank                          1,911
         457 Bank of America Corp.                     12,883
          85 Bank OZK                                   3,828
         411 BankUnited, Inc.                          16,789
          42 BOK Financial Corp.                        3,948
         150 Chemical Financial Corp.                   8,350
         319 CIT Group, Inc.                           16,081
         653 Citizens Financial Group, Inc.            25,402
         571 Comerica, Inc.                            51,915
          69 Commerce Bancshares, Inc.                  4,465
          34 Community Bank System, Inc.                2,008
          40 Community Trust Bancorp, Inc.              1,998
         127 ConnectOne Bancorp, Inc.                   3,162
          39 Cullen/Frost Bankers, Inc.                 4,221
         126 Customers Bancorp, Inc. (a)                3,576
         131 East West Bancorp, Inc.                    8,541
          78 Enterprise Financial Services Corp.        4,208
         610 F.N.B. Corp.                               8,186
         863 Fifth Third Bancorp                       24,768
         606 First BanCorp (a)                          4,636
          30 First Citizens BancShares, Inc.,
                Class A                                12,099
         124 First Financial Bancorp                    3,801
          98 First Foundation, Inc. (a)                 1,817
         295 First Hawaiian, Inc.                       8,561
         102 Fulton Financial Corp.                     1,683
          46 Great Western Bancorp, Inc.                1,932
          82 Green Bancorp, Inc.                        1,771
         129 Guaranty Bancorp                           3,844
          80 Hancock Whitney Corp.                      3,732
          59 Hanmi Financial Corp.                      1,673
          60 Heritage Financial Corp.                   2,091
          78 Hilltop Holdings, Inc.                     1,721
         180 Home BancShares, Inc.                      4,061
         100 Hope Bancorp, Inc.                         1,783
         906 Huntington Bancshares, Inc.               13,373
          53 IBERIABANK Corp.                           4,017
          94 International Bancshares Corp.             4,023
         301 Investors Bancorp, Inc.                    3,850


Page 12                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BANKS (CONTINUED)
          92 Lakeland Bancorp, Inc.            $        1,826
          43 LegacyTexas Financial Group, Inc.          1,678
         197 Live Oak Bancshares, Inc.                  6,038
          42 National Commerce Corp. (a)                1,945
          66 Opus Bank                                  1,894
         249 PacWest Bancorp                           12,306
         440 People's United Financial, Inc.            7,960
          91 PNC Financial Services Group
                (The), Inc.                            12,294
          99 Popular, Inc.                              4,476
          57 Preferred Bank                             3,503
         113 Prosperity Bancshares, Inc.                7,725
         736 Regions Financial Corp.                   13,086
          46 S&T Bancorp, Inc.                          1,989
          69 Seacoast Banking Corp. of
                Florida (a)                             2,179
          45 ServisFirst Bancshares, Inc.               1,878
          29 Signature Bank (a)                         3,709
         201 SunTrust Banks, Inc.                      13,270
         171 SVB Financial Group (a)                   49,378
         247 Synovus Financial Corp.                   13,049
         160 TCF Financial Corp.                        3,939
          91 Texas Capital Bancshares, Inc. (a)         8,327
         222 Triumph Bancorp, Inc. (a)                  9,047
          59 Trustmark Corp.                            1,925
         170 UMB Financial Corp.                       12,959
         383 Umpqua Holdings Corp.                      8,652
         117 United Bankshares, Inc.                    4,259
          66 Univest Corp. of Pennsylvania              1,815
         329 Valley National Bancorp                    4,001
          74 Webster Financial Corp.                    4,714
         523 Wells Fargo & Co.                         28,995
          43 WesBanco, Inc.                             1,937
         141 Western Alliance Bancorp (a)               7,982
          96 Wintrust Financial Corp.                   8,357
         234 Zions Bancorporation                      12,329
                                               --------------
                                                      584,620
                                               --------------
             BEVERAGES -- 0.4%
          19 Boston Beer (The) Co., Inc.,
                Class A (a)                             5,694
          82 MGP Ingredients, Inc.                      7,283
         728 Molson Coors Brewing Co.,
                Class B                                49,533
                                               --------------
                                                       62,510
                                               --------------
             BIOTECHNOLOGY -- 1.7%
         154 Acorda Therapeutics, Inc. (a)              4,420
         101 Agios Pharmaceuticals, Inc. (a)            8,507
         142 Alkermes PLC (a)                           5,845
         363 Amicus Therapeutics, Inc. (a)              5,670
          18 AnaptysBio, Inc. (a)                       1,279
          92 Arena Pharmaceuticals, Inc. (a)            4,011
         223 Array BioPharma, Inc. (a)                  3,742
          96 Bluebird Bio, Inc. (a)                    15,067
          40 Blueprint Medicines Corp. (a)              2,539
         200 CRISPR Therapeutics AG (a) (b)            11,752


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BIOTECHNOLOGY (CONTINUED)
         321 CytomX Therapeutics, Inc. (a)     $        7,338
         220 Editas Medicine, Inc. (a)                  7,883
          69 Emergent BioSolutions, Inc. (a)            3,484
         113 Enanta Pharmaceuticals, Inc. (a)          13,097
         102 Exact Sciences Corp. (a)                   6,099
         116 Foundation Medicine, Inc. (a)             15,857
         187 Halozyme Therapeutics, Inc. (a)            3,155
         331 Heron Therapeutics, Inc. (a)              12,859
         867 ImmunoGen, Inc. (a)                        8,436
          87 Intellia Therapeutics, Inc. (a)            2,380
          44 Ligand Pharmaceuticals, Inc. (a)           9,115
         362 MacroGenics, Inc. (a)                      7,475
         201 Momenta Pharmaceuticals, Inc. (a)          4,110
         248 Neurocrine Biosciences, Inc. (a)          24,363
       4,340 Novavax, Inc. (a)                          5,816
         338 PTC Therapeutics, Inc. (a)                11,401
         385 Sangamo Therapeutics, Inc. (a)             5,467
         277 Sarepta Therapeutics, Inc. (a)            36,614
         156 uniQure N.V. (a)                           5,897
         108 Vanda Pharmaceuticals, Inc. (a)            2,057
         168 Vertex Pharmaceuticals, Inc. (a)          28,553
          61 Xencor, Inc. (a)                           2,258
                                               --------------
                                                      286,546
                                               --------------
             BUILDING PRODUCTS -- 0.7%
         194 A.O. Smith Corp.                          11,475
          47 AAON, Inc.                                 1,563
         212 Advanced Drainage Systems, Inc.            6,052
          97 Allegion PLC                               7,504
         169 Apogee Enterprises, Inc.                   8,141
         276 Builders FirstSource, Inc. (a)             5,048
         128 Continental Building Products,
                Inc. (a)                                4,038
         162 Gibraltar Industries, Inc. (a)             6,075
         200 Griffon Corp.                              3,560
         389 Johnson Controls International
                PLC                                    13,012
          60 Lennox International, Inc.                12,009
         206 NCI Building Systems, Inc. (a)             4,326
         153 Owens Corning                              9,695
          89 Patrick Industries, Inc. (a)               5,060
         489 PGT Innovations, Inc. (a)                 10,196
          95 Simpson Manufacturing Co., Inc.            5,908
         100 Trex Co., Inc. (a)                         6,259
         169 Universal Forest Products, Inc.            6,189
                                               --------------
                                                      126,110
                                               --------------
             CAPITAL MARKETS -- 2.9%
          22 Affiliated Managers Group, Inc.            3,271
         532 Bank of New York Mellon (The)
                Corp.                                  28,691
         136 BGC Partners, Inc., Class A                1,540
          51 BlackRock, Inc.                           25,451
         262 Charles Schwab (The) Corp.                13,388
         989 E*TRADE Financial Corp. (a)               60,487
         221 Eaton Vance Corp.                         11,534
         141 Evercore, Inc., Class A                   14,869
          41 FactSet Research Systems, Inc.             8,122


                        See Notes to Financial Statements                Page 13

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CAPITAL MARKETS (CONTINUED)
         196 Hamilton Lane, Inc., Class A      $        9,402
         123 Houlihan Lokey, Inc.                       6,300
         306 Interactive Brokers Group, Inc.,
                Class A                                19,710
       1,284 Invesco Ltd.                              34,103
         225 Legg Mason, Inc.                           7,814
         269 LPL Financial Holdings, Inc.              17,630
          38 MarketAxess Holdings, Inc.                 7,519
          36 Moelis & Co., Class A                      2,111
         255 Moody's Corp.                             43,493
         129 Morningstar, Inc.                         16,544
         110 MSCI, Inc.                                18,197
         109 PJT Partners, Inc., Class A                5,820
         153 Raymond James Financial, Inc.             13,671
         143 S&P Global, Inc.                          29,156
         165 SEI Investments Co.                       10,316
          69 Stifel Financial Corp.                     3,605
         254 T. Rowe Price Group, Inc.                 29,487
         694 TD Ameritrade Holding Corp.               38,010
         513 TPG Specialty Lending, Inc. (b)            9,203
          15 Virtus Investment Partners, Inc.           1,919
         361 Waddell & Reed Financial, Inc.,
                Class A                                 6,487
                                               --------------
                                                      497,850
                                               --------------
             CHEMICALS -- 2.2%
         210 AdvanSix, Inc. (a)                         7,692
         118 Ashland Global Holdings, Inc.              9,225
         136 Axalta Coating Systems Ltd. (a)            4,122
          74 Cabot Corp.                                4,571
         137 Celanese Corp., Series A                  15,215
         327 CF Industries Holdings, Inc.              14,519
         253 Chemours (The) Co.                        11,223
         519 Eastman Chemical Co.                      51,879
         314 Ferro Corp. (a)                            6,547
          37 H.B. Fuller Co.                            1,986
         703 Huntsman Corp.                            20,528
          50 Ingevity Corp. (a)                         4,043
          46 Innophos Holdings, Inc.                    2,190
          53 Innospec, Inc.                             4,057
         153 Kraton Corp. (a)                           7,060
         519 LyondellBasell Industries N.V.,
                Class A                                57,012
         109 Minerals Technologies, Inc.                8,213
         339 Mosaic (The) Co.                           9,509
          10 NewMarket Corp.                            4,045
         135 Olin Corp.                                 3,877
          86 PolyOne Corp.                              3,717
         424 Rayonier Advanced Materials, Inc.          7,246
         259 RPM International, Inc.                   15,105
          70 Sherwin-Williams (The) Co.                28,530
          44 Stepan Co.                                 3,433
          74 Trinseo S.A.                               5,250
         616 Westlake Chemical Corp.                   66,300
                                               --------------
                                                      377,094
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.6%
         109 ABM Industries, Inc.              $        3,181
         581 ACCO Brands Corp.                          8,047
          49 Brady Corp., Class A                       1,889
         115 Brink's (The) Co.                          9,171
         234 Casella Waste Systems, Inc.,
                Class A (a)                             5,993
         133 Cimpress N.V. (a)                         19,280
         321 Cintas Corp.                              59,407
          75 Clean Harbors, Inc. (a)                    4,166
         404 Copart, Inc. (a)                          22,850
          74 Deluxe Corp.                               4,900
          95 Healthcare Services Group, Inc.            4,103
         172 Herman Miller, Inc.                        5,831
         101 HNI Corp.                                  3,757
         217 Interface, Inc.                            4,980
         303 KAR Auction Services, Inc.                16,604
         271 Knoll, Inc.                                5,640
         108 Matthews International Corp.,
                Class A                                 6,350
         136 McGrath RentCorp                           8,605
         126 Mobile Mini, Inc.                          5,909
          83 Multi-Color Corp.                          5,366
         168 Pitney Bowes, Inc.                         1,440
         216 Quad/Graphics, Inc.                        4,499
         414 Republic Services, Inc.                   28,301
         242 Rollins, Inc.                             12,724
         103 SP Plus Corp. (a)                          3,832
         268 Steelcase, Inc., Class A                   3,618
          70 Stericycle, Inc. (a)                       4,570
          38 Tetra Tech, Inc.                           2,223
          23 UniFirst Corp.                             4,069
          34 US Ecology, Inc.                           2,166
         104 Viad Corp.                                 5,642
                                               --------------
                                                      279,113
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.6%
         234 ADTRAN, Inc.                               3,475
         215 Arista Networks, Inc. (a)                 55,360
         159 CalAmp Corp. (a)                           3,725
         353 Ciena Corp. (a)                            9,358
         103 CommScope Holding Co., Inc. (a)            3,008
         173 EchoStar Corp., Class A (a)                7,681
         329 Extreme Networks, Inc. (a)                 2,619
          57 F5 Networks, Inc. (a)                      9,830
         461 Finisar Corp. (a)                          8,298
          74 InterDigital, Inc.                         5,987
         507 Juniper Networks, Inc.                    13,902
          86 Lumentum Holdings, Inc. (a)                4,980
         390 Motorola Solutions, Inc.                  45,384
         277 NetScout Systems, Inc. (a)                 8,227
         377 Palo Alto Networks, Inc. (a)              77,462
         239 Ubiquiti Networks, Inc. (a) (b)           20,248
                                               --------------
                                                      279,544
                                               --------------


Page 14                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CONSTRUCTION & ENGINEERING
                -- 0.7%
         461 AECOM (a)                         $       15,227
          89 Comfort Systems USA, Inc.                  4,076
          51 Dycom Industries, Inc. (a)                 4,820
         158 EMCOR Group, Inc.                         12,037
          72 Fluor Corp.                                3,512
          33 Granite Construction, Inc.                 1,837
         139 Jacobs Engineering Group, Inc.             8,825
         563 KBR, Inc.                                 10,089
         437 MasTec, Inc. (a)                          22,178
         219 Primoris Services Corp.                    5,963
         598 Quanta Services, Inc. (a)                 19,973
         413 Tutor Perini Corp. (a)                     7,620
                                               --------------
                                                      116,157
                                               --------------
             CONSTRUCTION MATERIALS -- 0.0%
          40 Eagle Materials, Inc.                      4,199
          60 Summit Materials, Inc., Class A (a)        1,575
                                               --------------
                                                        5,774
                                               --------------
             CONSUMER FINANCE -- 1.0%
       1,514 Ally Financial, Inc.                      39,773
         143 Capital One Financial Corp.               13,142
          50 Credit Acceptance Corp. (a)               17,670
          81 Encore Capital Group, Inc. (a)             2,965
         112 FirstCash, Inc.                           10,063
         114 Green Dot Corp., Class A (a)               8,366
         278 Navient Corp.                              3,622
         105 Nelnet, Inc., Class A                      6,133
         549 OneMain Holdings, Inc. (a)                18,276
         192 PRA Group, Inc. (a)                        7,402
       1,261 Santander Consumer USA
                Holdings, Inc.                         24,072
         366 SLM Corp. (a)                              4,191
         409 Synchrony Financial                       13,652
          69 World Acceptance Corp. (a)                 7,660
                                               --------------
                                                      176,987
                                               --------------
             CONTAINERS & PACKAGING -- 1.1%
          92 AptarGroup, Inc.                           8,591
         116 Avery Dennison Corp.                      11,844
          94 Bemis Co., Inc.                            3,968
         150 Berry Global Group, Inc. (a)               6,891
          81 Crown Holdings, Inc. (a)                   3,626
         803 Graphic Packaging Holding Co.             11,651
         105 Greif, Inc., Class A                       5,553
         769 International Paper Co.                   40,049
         379 Owens-Illinois, Inc. (a)                   6,371
          73 Packaging Corp. of America                 8,161
         131 Silgan Holdings, Inc.                      3,515
         254 Sonoco Products Co.                       13,335
       1,068 WestRock Co.                              60,897
                                               --------------
                                                      184,452
                                               --------------
             DISTRIBUTORS -- 0.2%
         171 Core-Mark Holding Co., Inc.                3,882
         141 Pool Corp.                                21,361
                                               --------------
                                                       25,243
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.7%
         165 Bright Horizons Family Solutions,
                Inc. (a)                       $       16,916
         417 Career Education Corp. (a)                 6,743
         177 Chegg, Inc. (a)                            4,919
          16 Graham Holdings Co., Class B               9,378
         157 Grand Canyon Education, Inc. (a)          17,523
         161 H&R Block, Inc.                            3,668
         787 Houghton Mifflin Harcourt Co. (a)          6,020
         132 Laureate Education, Inc.,
                Class A (a)                             1,892
         218 Service Corp. International                7,802
         162 ServiceMaster Global Holdings,
                Inc. (a)                                9,634
          36 Strayer Education, Inc.                    4,068
         323 Weight Watchers International,
                Inc. (a)                               32,655
                                               --------------
                                                      121,218
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.4%
         343 Berkshire Hathaway, Inc.,
                Class B (a)                            64,021
         180 Jefferies Financial Group, Inc.            4,093
                                               --------------
                                                       68,114
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.4%
       1,922 AT&T, Inc.                                61,715
         123 ATN International, Inc.                    6,491
       4,170 CenturyLink, Inc.                         77,729
         666 Consolidated Communications
                Holdings, Inc.                          8,232
         812 Iridium Communications, Inc. (a)          13,073
       1,146 Verizon Communications, Inc.              57,655
         515 Vonage Holdings Corp. (a)                  6,638
         120 Zayo Group Holdings, Inc. (a)              4,378
                                               --------------
                                                      235,911
                                               --------------
             ELECTRIC UTILITIES -- 2.5%
          76 ALLETE, Inc.                               5,883
         302 Alliant Energy Corp.                      12,781
         599 American Electric Power Co., Inc.         41,481
         531 Duke Energy Corp.                         41,991
         215 Edison International                      13,603
         108 El Paso Electric Co.                       6,383
         348 Entergy Corp.                             28,115
         465 Eversource Energy                         27,254
       1,405 Exelon Corp.                              59,853
         106 Hawaiian Electric Industries, Inc.         3,636
         140 IDACORP, Inc.                             12,914
          65 MGE Energy, Inc.                           4,098
         627 OGE Energy Corp.                          22,077
          42 Otter Tail Corp.                           1,999
       1,248 PG&E Corp.                                53,115
         206 Pinnacle West Capital Corp.               16,595
          96 PNM Resources, Inc.                        3,734
         406 Portland General Electric Co.             17,360


                        See Notes to Financial Statements                Page 15

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ELECTRIC UTILITIES (CONTINUED)
         969 PPL Corp.                         $       27,665
         603 Xcel Energy, Inc.                         27,545
                                               --------------
                                                      428,082
                                               --------------
             ELECTRICAL EQUIPMENT -- 1.0%
          89 Acuity Brands, Inc.                       10,312
         361 AMETEK, Inc.                              26,050
         276 Atkore International Group,
                Inc. (a)                                5,733
         126 AZZ, Inc.                                  5,475
         857 Eaton Corp. PLC                           64,052
         129 Encore Wire Corp.                          6,121
          80 Generac Holdings, Inc. (a)                 4,138
          34 Hubbell, Inc.                              3,595
         100 Regal Beloit Corp.                         8,180
         159 Sensata Technologies Holding
                PLC (a)                                 7,565
       1,023 Sunrun, Inc. (a)                          13,453
         325 TPI Composites, Inc. (a)                   9,503
         256 Vicor Corp. (a)                           11,149
                                               --------------
                                                      175,326
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.7%
          48 Anixter International, Inc. (a)            3,038
         213 Arrow Electronics, Inc. (a)               16,035
         394 Avnet, Inc.                               16,899
          53 Belden, Inc.                               3,239
         234 CDW Corp.                                 18,905
          79 Cognex Corp.                               3,524
          65 Dolby Laboratories, Inc., Class A          4,010
          24 ePlus, Inc. (a)                            2,258
         291 Fabrinet (a)                              10,735
         156 FARO Technologies, Inc. (a)                8,479
         329 FLIR Systems, Inc.                        17,098
         209 Insight Enterprises, Inc. (a)             10,226
         235 IPG Photonics Corp. (a)                   51,848
         429 Jabil, Inc.                               11,866
         504 KEMET Corp. (a)                           12,172
         144 Knowles Corp. (a)                          2,203
          59 Littelfuse, Inc.                          13,463
          47 Methode Electronics, Inc.                  1,894
         106 MTS Systems Corp.                          5,581
         325 National Instruments Corp.                13,644
         154 ScanSource, Inc. (a)                       6,206
         139 SYNNEX Corp.                              13,415
         411 TE Connectivity Ltd.                      37,015
         145 Tech Data Corp. (a)                       11,907
         119 TTM Technologies, Inc. (a)                 2,098
                                               --------------
                                                      297,758
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.9%
         354 C&J Energy Services, Inc. (a)              8,354
         498 Diamond Offshore Drilling,
                Inc. (a) (b)                           10,388
         205 Exterran Corp. (a)                         5,133


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ENERGY EQUIPMENT & SERVICES
                (CONTINUED)
       1,259 Helix Energy Solutions Group,
                Inc. (a)                       $       10,487
         309 Helmerich & Payne, Inc.                   19,702
         285 Mammoth Energy Services,
                Inc. (a) (b)                            9,679
         499 McDermott International, Inc. (a)          9,805
         782 Nabors Industries Ltd.                     5,013
         450 Newpark Resources, Inc. (a)                4,882
         493 Oceaneering International, Inc.           12,552
         939 Patterson-UTI Energy, Inc.                16,902
         912 RPC, Inc. (b)                             13,288
         143 SEACOR Holdings, Inc. (a)                  8,190
         432 Superior Energy Services, Inc. (a)         4,208
         358 U.S. Silica Holdings, Inc.                 9,197
         461 Unit Corp. (a)                            11,783
                                               --------------
                                                      159,563
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 2.8%
         316 Alexander & Baldwin, Inc.                  7,426
         213 American Campus Communities,
                Inc.                                    9,133
       1,749 CBL & Associates Properties,
                Inc. (b)                                9,742
         286 Chatham Lodging Trust                      6,069
         197 Chesapeake Lodging Trust                   6,233
         373 CoreCivic, Inc.                            8,911
          71 Corporate Office Properties Trust          2,058
         146 CubeSmart                                  4,704
         699 DiamondRock Hospitality Co.                8,584
         310 Duke Realty Corp.                          8,999
         109 Empire State Realty Trust, Inc.,
                Class A                                 1,864
         371 EPR Properties                            24,037
          94 Extra Space Storage, Inc.                  9,382
         608 Forest City Realty Trust, Inc.,
                Class A                                13,868
         433 Franklin Street Properties Corp.           3,706
         178 GEO Group (The), Inc.                      4,902
         267 Government Properties Income
                Trust                                   4,232
         567 Gramercy Property Trust                   15,490
         530 HCP, Inc.                                 13,685
         649 Hospitality Properties Trust              18,568
       2,205 Host Hotels & Resorts, Inc.               46,459
         125 Iron Mountain, Inc.                        4,376
       1,142 Kimco Realty Corp.                        19,403
         189 LaSalle Hotel Properties                   6,469
         328 Mack-Cali Realty Corp.                     6,652
         316 Medical Properties Trust, Inc.             4,437
         304 Omega Healthcare Investors, Inc.           9,424
         194 Outfront Media, Inc.                       3,773
         208 Piedmont Office Realty Trust, Inc.,
                Class A                                 4,145
          36 PotlatchDeltic Corp.                       1,831
         234 Rayonier, Inc.                             9,053


Page 16                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS (CONTINUED)
         633 RLJ Lodging Trust                 $       13,958
         159 Ryman Hospitality Properties, Inc.        13,221
          80 SBA Communications Corp. (a)              13,210
         374 Select Income REIT                         8,404
       1,050 Senior Housing Properties Trust           18,995
          85 SL Green Realty Corp.                      8,545
         524 Spirit Realty Capital, Inc.                4,208
          45 Sun Communities, Inc.                      4,405
       1,080 Sunstone Hotel Investors, Inc.            17,950
          99 Tier REIT, Inc.                            2,354
         378 Urstadt Biddle Properties, Inc.,
                Class A                                 8,554
         277 Ventas, Inc.                              15,775
       2,362 VEREIT, Inc.                              17,573
       1,367 Washington Prime Group, Inc.              11,086
         439 Weingarten Realty Investors               13,526
         371 Xenia Hotels & Resorts, Inc.               9,038
                                               --------------
                                                      478,417
                                               --------------
             FOOD & STAPLES RETAILING -- 0.9%
         221 Andersons (The), Inc.                      7,558
         187 Casey's General Stores, Inc.              19,650
       1,717 Kroger (The) Co.                          48,849
         413 Performance Food Group Co. (a)            15,157
         233 Sprouts Farmers Market, Inc. (a)           5,142
         213 United Natural Foods, Inc. (a)             9,087
         502 US Foods Holding Corp. (a)                18,986
         419 Walgreens Boots Alliance, Inc.            25,146
                                               --------------
                                                      149,575
                                               --------------
             FOOD PRODUCTS -- 2.9%
       1,264 Archer-Daniels-Midland Co.                57,929
         111 Bunge Ltd.                                 7,738
          99 Calavo Growers, Inc.                       9,519
         633 Campbell Soup Co. (b)                     25,662
         372 Conagra Brands, Inc.                      13,292
         211 Darling Ingredients, Inc. (a)              4,195
         846 Dean Foods Co.                             8,891
         376 Flowers Foods, Inc.                        7,832
         162 Fresh Del Monte Produce, Inc.              7,217
         608 General Mills, Inc.                       26,910
         256 Hain Celestial Group (The),
                Inc. (a)                                7,629
         399 Hormel Foods Corp.                        14,847
         617 Hostess Brands, Inc. (a)                   8,391
         128 Ingredion, Inc.                           14,170
         552 J.M. Smucker (The) Co.                    59,329
       1,100 Kraft Heinz (The) Co.                     69,102
         282 Lamb Weston Holdings, Inc.                19,320
         835 Pilgrim's Pride Corp. (a)                 16,808
         304 Pinnacle Foods, Inc.                      19,778
         217 Post Holdings, Inc. (a)                   18,666
          77 Sanderson Farms, Inc.                      8,096
         124 Tootsie Roll Industries, Inc. (b)          3,825
         936 Tyson Foods, Inc., Class A                64,444
                                               --------------
                                                      493,590
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             GAS UTILITIES -- 0.5%
         195 Atmos Energy Corp.                $       17,577
          52 Chesapeake Utilities Corp.                 4,158
         399 National Fuel Gas Co.                     21,131
          91 New Jersey Resources Corp.                 4,072
          83 ONE Gas, Inc.                              6,204
          81 Southwest Gas Holdings, Inc.               6,178
          76 Spire, Inc.                                5,369
         370 UGI Corp.                                 19,266
                                               --------------
                                                       83,955
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 3.1%
          78 Abaxis, Inc.                               6,475
          71 ABIOMED, Inc. (a)                         29,043
         218 Align Technology, Inc. (a)                74,587
          79 Avanos Medical, Inc. (a)                   4,523
         250 AxoGen, Inc. (a)                          12,562
         148 Cantel Medical Corp.                      14,557
          87 CONMED Corp.                               6,368
          18 Cooper (The) Cos., Inc.                    4,238
         166 DexCom, Inc. (a)                          15,767
         393 Edwards Lifesciences Corp. (a)            57,209
         147 Globus Medical, Inc., Class A (a)          7,418
          75 Haemonetics Corp. (a)                      6,726
         142 Hill-Rom Holdings, Inc.                   12,402
          81 ICU Medical, Inc. (a)                     23,786
         143 IDEXX Laboratories, Inc. (a)              31,165
          45 Inogen, Inc. (a)                           8,385
         237 Insulet Corp. (a)                         20,311
          97 Integer Holdings Corp. (a)                 6,271
         297 Integra LifeSciences Holdings
                Corp. (a)                              19,130
         100 Intuitive Surgical, Inc. (a)              47,848
         116 iRhythm Technologies, Inc. (a)             9,411
          47 Masimo Corp. (a)                           4,590
          81 Merit Medical Systems, Inc. (a)            4,147
          55 Neogen Corp. (a)                           4,410
          21 Nevro Corp. (a)                            1,677
         335 Novocure Ltd. (a)                         10,485
          93 Orthofix International N.V. (a)            5,284
          48 Penumbra, Inc. (a)                         6,631
         141 Quidel Corp. (a)                           9,376
         417 ResMed, Inc.                              43,193
          32 Teleflex, Inc.                             8,583
         101 Varian Medical Systems, Inc. (a)          11,486
                                               --------------
                                                      528,044
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.7%
         187 Acadia Healthcare Co., Inc. (a)            7,650
          91 Amedisys, Inc. (a)                         7,777
         129 AMN Healthcare Services, Inc. (a)          7,559
          62 Anthem, Inc.                              14,758
          59 BioTelemetry, Inc. (a)                     2,655
       1,093 Cardinal Health, Inc.                     53,371
         641 Centene Corp. (a)                         78,978
          76 Chemed Corp.                              24,458
       1,101 CVS Health Corp.                          70,849


                        See Notes to Financial Statements                Page 17

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HEALTH CARE PROVIDERS & SERVICES
                (CONTINUED)
         208 DaVita, Inc. (a)                  $       14,443
         288 Encompass Health Corp.                    19,503
         565 HCA Healthcare, Inc.                      57,969
         121 HealthEquity, Inc. (a)                     9,087
         122 Henry Schein, Inc. (a)                     8,862
          51 Humana, Inc.                              15,179
          59 LHC Group, Inc. (a)                        5,050
         194 LifePoint Health, Inc. (a)                 9,467
          34 Magellan Health, Inc. (a)                  3,262
         389 McKesson Corp.                            51,893
         296 MEDNAX, Inc. (a)                          12,811
         123 National HealthCare Corp.                  8,657
         469 Owens & Minor, Inc.                        7,837
         410 Patterson Cos., Inc.                       9,295
          58 Premier, Inc., Class A (a)                 2,110
          53 Providence Service (The) Corp. (a)         4,163
         273 Quest Diagnostics, Inc.                   30,014
         106 Select Medical Holdings Corp. (a)          1,924
         377 Tenet Healthcare Corp. (a)                12,656
          46 Tivity Health, Inc. (a)                    1,619
          64 UnitedHealth Group, Inc.                  15,702
         174 Universal Health Services, Inc.,
                Class B                                19,391
          90 US Physical Therapy, Inc.                  8,640
         106 WellCare Health Plans, Inc. (a)           26,101
                                               --------------
                                                      623,690
                                               --------------
             HEALTH CARE TECHNOLOGY -- 0.4%
          86 athenahealth, Inc. (a)                    13,686
         108 HMS Holdings Corp. (a)                     2,335
          66 Medidata Solutions, Inc. (a)               5,317
         235 Tabula Rasa Healthcare, Inc. (a)          15,000
         181 Teladoc, Inc. (a)                         10,507
         281 Veeva Systems, Inc., Class A (a)          21,598
                                               --------------
                                                       68,443
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.0%
         312 Aramark                                   11,575
         792 BBX Capital Corp.                          7,152
          81 BJ's Restaurants, Inc.                     4,860
         516 Boyd Gaming Corp.                         17,885
         114 Cheesecake Factory (The), Inc.             6,277
          13 Chipotle Mexican Grill, Inc. (a)           5,608
         154 Choice Hotels International, Inc.         11,642
          51 Churchill Downs, Inc.                     15,121
          78 Cracker Barrel Old Country Store,
                Inc. (b)                               12,184
         145 Darden Restaurants, Inc.                  15,524
         474 Denny's Corp. (a)                          7,551
          88 Domino's Pizza, Inc.                      24,831
          69 Dunkin' Brands Group, Inc.                 4,766
         111 Eldorado Resorts, Inc. (a)                 4,340
         287 Hilton Grand Vacations, Inc. (a)           9,959
         269 Hyatt Hotels Corp., Class A               20,753


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE
                (CONTINUED)
         661 ILG, Inc.                         $       21,833
         166 International Speedway Corp.,
                Class A                                 7,420
         191 Las Vegas Sands Corp.                     14,585
         504 Marriott International, Inc.,
                Class A                                63,806
          93 Marriott Vacations Worldwide Corp.        10,505
       1,174 MGM Resorts International                 34,081
          43 Monarch Casino & Resort, Inc. (a)          1,894
          32 Papa John's International, Inc.            1,623
         139 Penn National Gaming, Inc. (a)             4,669
          48 Planet Fitness, Inc., Class A (a)          2,109
          94 Red Robin Gourmet Burgers,
                Inc. (a)                                4,380
          62 Red Rock Resorts, Inc., Class A            2,077
         299 Ruth's Hospitality Group, Inc.             8,387
          99 Scientific Games Corp. (a)                 4,866
         132 Shake Shack, Inc., Class A (a) (b)         8,736
          66 Six Flags Entertainment Corp.              4,623
         356 Texas Roadhouse, Inc.                     23,322
          37 Vail Resorts, Inc.                        10,145
         468 Wendy's (The) Co.                          8,040
         155 Wingstop, Inc.                             8,079
         239 Wyndham Destinations, Inc.                10,581
         376 Wynn Resorts Ltd.                         62,920
         330 Yum China Holdings, Inc.                  12,692
                                               --------------
                                                      511,401
                                               --------------
             HOUSEHOLD DURABLES -- 1.1%
          42 Cavco Industries, Inc. (a)                 8,721
         183 Century Communities, Inc. (a)              5,774
         313 D.R. Horton, Inc.                         12,833
          70 Garmin Ltd.                                4,270
          64 KB Home                                    1,743
         122 La-Z-Boy, Inc.                             3,733
         129 LGI Homes, Inc. (a)                        7,447
         262 M.D.C. Holdings, Inc.                      8,062
         229 M/I Homes, Inc. (a)                        6,064
         161 Meritage Homes Corp. (a)                   7,076
       2,689 Newell Brands, Inc.                       69,349
           1 NVR, Inc. (a)                              2,970
         418 PulteGroup, Inc.                          12,018
         475 Toll Brothers, Inc.                       17,570
          96 TopBuild Corp. (a)                         7,521
         445 TRI Pointe Group, Inc. (a)                 7,280
          67 William Lyon Homes, Class A (a)            1,555
                                               --------------
                                                      183,986
                                               --------------
             HOUSEHOLD PRODUCTS -- 0.2%
         138 Central Garden & Pet Co.,
                Class A (a)                             5,585
         163 Church & Dwight Co., Inc.                  8,665
          92 Energizer Holdings, Inc.                   5,792
         110 HRG Group, Inc. (a)                        1,440
          28 WD-40 Co.                                  4,095
                                               --------------
                                                       25,577
                                               --------------


Page 18                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.2%
         361 AES Corp.                         $        4,841
         539 NRG Energy, Inc.                          16,547
         108 NRG Yield, Inc., Class C                   1,858
         197 Vistra Energy Corp. (a)                    4,661
                                               --------------
                                                       27,907
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 0.4%
         157 Carlisle Cos., Inc.                       17,005
         156 Raven Industries, Inc.                     5,998
         147 Roper Technologies, Inc.                  40,559
                                               --------------
                                                       63,562
                                               --------------
             INSURANCE -- 4.1%
       1,252 Aflac, Inc.                               53,861
           7 Alleghany Corp.                            4,025
         434 Allstate (The) Corp.                      39,611
         124 American Equity Investment Life
                Holding Co.                             4,464
          37 American Financial Group, Inc.             3,971
          78 American National Insurance Co.            9,328
         288 Arch Capital Group Ltd. (a)                7,620
          32 Argo Group International Holdings
                Ltd.                                    1,861
         120 Arthur J. Gallagher & Co.                  7,834
         180 Assurant, Inc.                            18,628
         568 Assured Guaranty Ltd.                     20,295
         430 Athene Holding Ltd., Class A (a)          18,851
         323 Brown & Brown, Inc.                        8,957
         100 Chubb Ltd.                                12,702
         553 Cincinnati Financial Corp.                36,974
         278 CNA Financial Corp.                       12,699
         759 CNO Financial Group, Inc.                 14,451
         136 Employers Holdings, Inc.                   5,467
          26 Enstar Group Ltd. (a)                      5,390
          35 Erie Indemnity Co., Class A                4,104
          32 Everest Re Group Ltd.                      7,375
         106 FBL Financial Group, Inc., Class A         8,347
         280 First American Financial Corp.            14,482
         411 Fidelity National Financial, Inc.         15,462
          35 Hanover Insurance Group (The),
                Inc.                                    4,185
         128 Horace Mann Educators Corp.                5,709
          32 Kemper Corp.                               2,421
         142 Kinsale Capital Group, Inc.                7,790
         563 Lincoln National Corp.                    35,047
         276 Loews Corp.                               13,325
         119 Mercury General Corp.                      5,422
         299 MetLife, Inc.                             13,036
          75 National General Holdings Corp.            1,975
          18 National Western Life Group, Inc.,
                Class A                                 5,531
         766 Old Republic International Corp.          15,251
         128 Primerica, Inc.                           12,749
         675 Principal Financial Group, Inc.           35,741
          38 ProAssurance Corp.                         1,347


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INSURANCE (CONTINUED)
       1,124 Progressive (The) Corp.           $       66,485
         397 Prudential Financial, Inc.                37,123
         133 Reinsurance Group of America, Inc.        17,753
          48 Safety Insurance Group, Inc.               4,099
          30 Selective Insurance Group, Inc.            1,650
         655 Third Point Reinsurance Ltd. (a)           8,188
         244 Torchmark Corp.                           19,864
         244 Trupanion, Inc. (a) (b)                    9,418
          38 United Fire Group, Inc.                    2,071
         172 Universal Insurance Holdings, Inc.         6,037
         345 Unum Group                                12,762
         171 W.R. Berkley Corp.                        12,382
           2 White Mountains Insurance Group
                Ltd.                                    1,813
                                               --------------
                                                      695,933
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 1.8%
         618 1-800-Flowers.com, Inc.,
                Class A (a)                             7,756
          48 Amazon.com, Inc. (a)                      81,590
          13 Booking Holdings, Inc. (a)                26,352
          78 Lands' End, Inc. (a)                       2,176
         186 Liberty Expedia Holdings, Inc.,
                Class A (a)                             8,173
         232 Netflix, Inc. (a)                         90,812
          50 Overstock.com, Inc. (a) (b)                1,683
          88 PetMed Express, Inc.                       3,876
       2,722 Qurate Retail, Inc. (a)                   57,761
         112 Shutterfly, Inc. (a)                      10,083
         183 Wayfair, Inc., Class A (a)                21,733
                                               --------------
                                                      311,995
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 2.0%
         245 2U, Inc. (a)                              20,472
          58 Akamai Technologies, Inc. (a)              4,247
         268 Alteryx, Inc., Class A (a)                10,227
         134 ANGI Homeservices, Inc.,
                Class A (a)                             2,061
          45 Appfolio, Inc., Class A (a)                2,752
         258 Apptio, Inc., Class A (a)                  9,340
         178 Box, Inc., Class A (a)                     4,448
         254 Carbonite, Inc. (a)                        8,865
         322 Cars.com, Inc. (a)                         9,141
         200 Coupa Software, Inc. (a)                  12,448
         128 Envestnet, Inc. (a)                        7,034
         326 Etsy, Inc. (a)                            13,754
         245 Five9, Inc. (a)                            8,470
         201 GoDaddy, Inc., Class A (a)                14,191
         203 GrubHub, Inc. (a)                         21,297
         161 GTT Communications, Inc. (a)               7,245
         269 Hortonworks, Inc. (a)                      4,901
         105 IAC/InterActiveCorp (a)                   16,011
         217 Instructure, Inc. (a)                      9,233
         104 j2 Global, Inc.                            9,007
         334 LivePerson, Inc. (a)                       7,047
          71 LogMeIn, Inc.                              7,331


                        See Notes to Financial Statements                Page 19

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             INTERNET SOFTWARE & SERVICES
                (CONTINUED)
         123 Match Group, Inc. (a) (b)         $        4,765
         188 MINDBODY, Inc., Class A (a)                7,257
         123 New Relic, Inc. (a)                       12,372
         186 Nutanix, Inc., Class A (a)                 9,592
         120 Q2 Holdings, Inc. (a)                      6,846
         139 Quotient Technology, Inc. (a)              1,821
         152 Shutterstock, Inc. (a)                     7,214
          57 SPS Commerce, Inc. (a)                     4,188
          18 Stamps.com, Inc. (a)                       4,555
          37 Trade Desk (The), Inc., Class A (a)        3,471
         191 Twilio, Inc., Class A (a)                 10,700
         472 Twitter, Inc. (a)                         20,612
          69 VeriSign, Inc. (a)                         9,482
          44 Yelp, Inc. (a)                             1,724
         382 Zillow Group, Inc., Class C (a)           22,561
                                               --------------
                                                      336,682
                                               --------------
             IT SERVICES -- 4.2%
         179 Accenture PLC, Class A                    29,283
          87 Black Knight, Inc. (a)                     4,659
         106 Booz Allen Hamilton Holding Corp.          4,635
         150 Broadridge Financial Solutions,
                Inc.                                   17,265
          48 CACI International, Inc.,
                Class A (a)                             8,090
         511 Cognizant Technology Solutions
                Corp., Class A                         40,364
         391 Conduent, Inc. (a)                         7,104
         323 Convergys Corp.                            7,894
          91 CoreLogic, Inc. (a)                        4,723
          81 CSG Systems International, Inc.            3,311
         315 DXC Technology Co.                        25,392
         179 EPAM Systems, Inc. (a)                    22,255
          52 Euronet Worldwide, Inc. (a)                4,356
         111 EVERTEC, Inc.                              2,425
         771 First Data Corp., Class A (a)             16,137
         203 FleetCor Technologies, Inc. (a)           42,762
         385 Genpact Ltd.                              11,138
         369 Global Payments, Inc.                     41,140
          68 Jack Henry & Associates, Inc.              8,865
         314 Leidos Holdings, Inc.                     18,526
          99 ManTech International Corp.,
                Class A                                 5,310
         313 Mastercard, Inc., Class A                 61,511
          62 MAXIMUS, Inc.                              3,851
         137 NIC, Inc.                                  2,130
         542 PayPal Holdings, Inc. (a)                 45,132
         350 Presidio, Inc. (a)                         4,585
         575 Sabre Corp.                               14,168
       1,392 Square, Inc., Class A (a)                 85,803
         189 Sykes Enterprises, Inc. (a)                5,439
         215 Syntel, Inc. (a)                           6,899
         794 Total System Services, Inc.               67,109
         188 Virtusa Corp. (a)                          9,152
         229 Visa, Inc., Class A                       30,331
         131 WEX, Inc. (a)                             24,953
         333 Worldpay, Inc., Class A (a)               27,233
                                               --------------
                                                      713,930
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             LEISURE PRODUCTS -- 0.2%
         237 Acushnet Holdings Corp.           $        5,797
          69 Brunswick Corp.                            4,449
         557 Callaway Golf Co.                         10,567
          49 Hasbro, Inc.                               4,523
         104 Sturm Ruger & Co., Inc.                    5,824
                                               --------------
                                                       31,160
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 0.9%
          33 Bio-Rad Laboratories, Inc.,
                Class A (a)                             9,522
          82 Bio-Techne Corp.                          12,132
         275 Bruker Corp.                               7,986
          77 Charles River Laboratories
                International, Inc. (a)                 8,644
         116 Illumina, Inc. (a)                        32,398
         279 IQVIA Holdings, Inc. (a)                  27,850
          87 Luminex Corp.                              2,569
         105 Medpace Holdings, Inc. (a)                 4,515
         109 PerkinElmer, Inc.                          7,982
         149 PRA Health Sciences, Inc. (a)             13,911
         133 Thermo Fisher Scientific, Inc.            27,549
                                               --------------
                                                      155,058
                                               --------------
             MACHINERY -- 2.8%
         254 AGCO Corp.                                15,423
          33 Alamo Group, Inc.                          2,982
          87 Albany International Corp.,
                Class A                                 5,233
         210 Allison Transmission Holdings, Inc.        8,503
          40 Altra Industrial Motion Corp.              1,724
          33 Astec Industries, Inc.                     1,973
          44 Crane Co.                                  3,526
         353 Deere & Co.                               49,349
         169 Douglas Dynamics, Inc.                     8,112
         173 Dover Corp.                               12,664
          62 ESCO Technologies, Inc.                    3,577
         166 Federal Signal Corp.                       3,866
          45 Franklin Electric Co., Inc.                2,029
          55 Global Brass & Copper Holdings,
                Inc.                                    1,724
          62 Gorman-Rupp (The) Co.                      2,170
         270 Graco, Inc.                               12,209
         146 Greenbrier (The) Cos., Inc.                7,702
         354 Harsco Corp. (a)                           7,823
          52 Hyster-Yale Materials Handling,
                Inc.                                    3,341
         116 IDEX Corp.                                15,832
         160 Ingersoll-Rand PLC                        14,357
          84 ITT, Inc.                                  4,391
          48 John Bean Technologies Corp.               4,267
          39 Kadant, Inc.                               3,750
         409 Kennametal, Inc.                          14,683
          91 Lincoln Electric Holdings, Inc.            7,986
         114 Lydall, Inc. (a)                           4,976
         266 Meritor, Inc. (a)                          5,472
         140 Mueller Industries, Inc.                   4,131
         336 Mueller Water Products, Inc.,
                Class A                                 3,938


Page 20                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MACHINERY (CONTINUED)
         118 Navistar International Corp. (a)  $        4,805
          60 Nordson Corp.                              7,705
         213 Oshkosh Corp.                             14,978
         621 PACCAR, Inc.                              38,477
          62 Proto Labs, Inc. (a)                       7,375
         123 Rexnord Corp. (a)                          3,574
         111 Snap-on, Inc.                             17,840
          34 Sun Hydraulics Corp.                       1,638
         361 Timken (The) Co.                          15,722
          66 Toro (The) Co.                             3,977
          70 TriMas Corp. (a)                           2,058
         630 Trinity Industries, Inc.                  21,584
         350 Wabash National Corp.                      6,531
          92 WABCO Holdings, Inc. (a)                  10,766
          50 Wabtec Corp.                               4,929
         115 Woodward, Inc.                             8,839
         891 Xylem, Inc.                               60,036
                                               --------------
                                                      468,547
                                               --------------
             MARINE -- 0.2%
         267 Kirby Corp. (a)                           22,321
         319 Matson, Inc.                              12,243
                                               --------------
                                                       34,564
                                               --------------
             MEDIA -- 3.0%
         990 Altice USA, Inc., Class A                 16,889
           6 Cable One, Inc.                            4,400
         436 Cinemark Holdings, Inc.                   15,295
       2,005 Comcast Corp., Class A                    65,784
         542 DISH Network Corp., Class A (a)           18,217
         944 Entercom Communications Corp.,
                Class A (b)                             7,127
         548 Gannett Co., Inc.                          5,864
         357 Interpublic Group of (The) Cos.,
                Inc.                                    8,368
          58 John Wiley & Sons, Inc., Class A           3,619
         799 Liberty Broadband Corp.,
                Class C (a)                            60,500
         390 Live Nation Entertainment, Inc. (a)       18,942
          67 Madison Square Garden (The) Co.,
                Class A (a)                            20,783
         241 Marcus (The) Corp.                         7,833
         170 Meredith Corp.                             8,670
         161 MSG Networks, Inc., Class A (a)            3,856
         107 New Media Investment Group, Inc.           1,977
          28 Nexstar Media Group, Inc., Class A         2,055
         292 Sinclair Broadcast Group, Inc.,
                Class A                                 9,388
       4,391 Sirius XM Holdings, Inc. (b)              29,727
         480 TEGNA, Inc.                                5,208
       1,507 Twenty-First Century Fox, Inc.,
                Class B                                74,250
       2,206 Viacom, Inc., Class B                     66,533
         409 Walt Disney (The) Co.                     42,867
         203 World Wrestling Entertainment,
                Inc., Class A                          14,782
                                               --------------
                                                      512,934
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             METALS & MINING -- 1.2%
         274 Alcoa Corp. (a)                   $       12,845
          77 Allegheny Technologies, Inc. (a)           1,934
         207 Carpenter Technology Corp.                10,882
         220 Century Aluminum Co. (a)                   3,465
         524 Cleveland-Cliffs, Inc. (a)                 4,417
         228 Coeur Mining, Inc. (a)                     1,733
         179 Commercial Metals Co.                      3,779
       1,560 Freeport-McMoRan, Inc.                    26,926
         497 Hecla Mining Co.                           1,730
         897 Nucor Corp.                               56,062
         240 Reliance Steel & Aluminum Co.             21,010
          48 Royal Gold, Inc.                           4,456
         282 Schnitzer Steel Industries, Inc.,
                Class A                                 9,503
         465 Steel Dynamics, Inc.                      21,367
         467 United States Steel Corp.                 16,228
         333 Warrior Met Coal, Inc.                     9,181
         128 Worthington Industries, Inc.               5,372
                                               --------------
                                                      210,890
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 0.7%
         869 AGNC Investment Corp.                     16,155
         406 Apollo Commercial Real Estate
                Finance, Inc.                           7,422
         391 ARMOUR Residential REIT, Inc.              8,919
         632 Capstead Mortgage Corp.                    5,656
         525 Chimera Investment Corp.                   9,597
       1,086 CYS Investments, Inc.                      8,145
         969 MFA Financial, Inc.                        7,345
       1,249 New Residential Investment Corp.          21,845
         506 PennyMac Mortgage Investment
                Trust                                   9,609
         471 Redwood Trust, Inc.                        7,757
         588 Starwood Property Trust, Inc.             12,765
         474 Two Harbors Investment Corp.               7,489
                                               --------------
                                                      122,704
                                               --------------
             MULTILINE RETAIL -- 1.0%
         168 Big Lots, Inc.                             7,019
         114 Dillard's, Inc., Class A (b)              10,773
         293 Dollar General Corp.                      28,890
       2,414 JC Penney Co., Inc. (a) (b)                5,649
         314 Kohl's Corp.                              22,890
         691 Macy's, Inc.                              25,864
         170 Nordstrom, Inc.                            8,803
         151 Ollie's Bargain Outlet Holdings,
                Inc. (a)                               10,947
         592 Target Corp.                              45,063
                                               --------------
                                                      165,898
                                               --------------
             MULTI-UTILITIES -- 1.5%
         242 Ameren Corp.                              14,726
         101 Black Hills Corp.                          6,182
         750 CenterPoint Energy, Inc.                  20,783
         527 Consolidated Edison, Inc.                 41,095
         394 DTE Energy Co.                            40,830
         584 MDU Resources Group, Inc.                 16,749


                        See Notes to Financial Statements                Page 21

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MULTI-UTILITIES (CONTINUED)
         344 NiSource, Inc.                    $        9,040
         136 NorthWestern Corp.                         7,786
       1,091 Public Service Enterprise Group,
                Inc.                                   59,067
         193 Vectren Corp.                             13,790
         437 WEC Energy Group, Inc.                    28,252
                                               --------------
                                                      258,300
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 7.4%
         681 Andeavor                                  89,334
       1,035 Antero Resources Corp. (a)                22,097
       1,780 Apache Corp.                              83,215
          80 Arch Coal, Inc., Class A                   6,274
         276 Callon Petroleum Co. (a)                   2,964
         228 Carrizo Oil & Gas, Inc. (a)                6,350
         223 Centennial Resource Development,
                Inc., Class A (a)                       4,027
         769 Cheniere Energy, Inc. (a)                 50,131
       1,208 Chesapeake Energy Corp. (a)                6,330
         481 Chevron Corp.                             60,813
         176 Cimarex Energy Co.                        17,906
         591 CNX Resources Corp. (a)                   10,508
         232 Continental Resources, Inc. (a)           15,024
         181 CVR Energy, Inc. (b)                       6,695
         180 Delek US Holdings, Inc.                    9,031
       2,667 Denbury Resources, Inc. (a)               12,828
       1,724 Devon Energy Corp.                        75,787
          98 Diamondback Energy, Inc.                  12,894
         327 Energen Corp. (a)                         23,812
         260 EOG Resources, Inc.                       32,352
       1,442 EQT Corp.                                 79,570
         735 Exxon Mobil Corp.                         60,807
         947 Gulfport Energy Corp. (a)                 11,904
       1,872 Halcon Resources Corp. (a)                 8,218
         421 HollyFrontier Corp.                       28,809
       1,047 Laredo Petroleum, Inc. (a)                10,072
         750 Marathon Petroleum Corp.                  52,620
         122 Matador Resources Co. (a)                  3,666
         636 Murphy Oil Corp.                          21,478
         842 Newfield Exploration Co. (a)              25,471
       1,128 Oasis Petroleum, Inc. (a)                 14,630
         211 Occidental Petroleum Corp.                17,656
         426 Par Pacific Holdings, Inc. (a)             7,404
         142 Parsley Energy, Inc., Class A (a)          4,300
         269 PBF Energy, Inc., Class A                 11,279
         112 PDC Energy, Inc. (a)                       6,770
         563 Peabody Energy Corp.                      25,605
         714 Phillips 66                               80,189
         931 QEP Resources, Inc. (a)                   11,414
         627 Range Resources Corp.                     10,490
         158 Resolute Energy Corp. (a)                  4,930
         254 Ring Energy, Inc. (a)                      3,205
         171 SemGroup Corp., Class A                    4,343
         304 SM Energy Co.                              7,810
       2,106 Southwestern Energy Co. (a)               11,162


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS
                (CONTINUED)
         387 SRC Energy, Inc. (a)              $        4,265
         280 Targa Resources Corp.                     13,857
         738 Valero Energy Corp.                       81,793
         383 WildHorse Resource Development
                Corp. (a)                               9,713
       2,205 Williams (The) Cos., Inc.                 59,778
         834 WPX Energy, Inc. (a)                      15,037
                                               --------------
                                                    1,256,617
                                               --------------
             PAPER & FOREST PRODUCTS -- 0.2%
         142 Boise Cascade Co.                          6,347
         714 Louisiana-Pacific Corp.                   19,435
          70 Neenah, Inc.                               5,940
         178 P.H. Glatfelter Co.                        3,487
          47 Schweitzer-Mauduit International,
                Inc.                                    2,055
                                               --------------
                                                       37,264
                                               --------------
             PERSONAL PRODUCTS -- 0.7%
         749 Coty, Inc., Class A                       10,561
         458 Estee Lauder (The) Cos., Inc.,
                Class A                                65,352
         116 Inter Parfums, Inc.                        6,206
          98 Medifast, Inc.                            15,696
          56 Nu Skin Enterprises, Inc., Class A         4,379
          85 USANA Health Sciences, Inc. (a)            9,800
                                               --------------
                                                      111,994
                                               --------------
             PHARMACEUTICALS -- 1.3%
         300 Catalent, Inc. (a)                        12,567
         358 Collegium Pharmaceutical, Inc. (a)         8,538
         328 Innoviva, Inc. (a)                         4,527
         186 Intersect ENT, Inc. (a)                    6,966
          87 Intra-Cellular Therapies, Inc. (a)         1,537
          54 Jazz Pharmaceuticals PLC (a)               9,304
         666 Mylan N.V. (a)                            24,069
          38 MyoKardia, Inc. (a)                        1,887
         645 Nektar Therapeutics (a)                   31,495
       1,544 Pfizer, Inc.                              56,016
         138 Phibro Animal Health Corp.,
                Class A                                 6,355
         271 Prestige Brands Holdings, Inc. (a)        10,401
         160 Supernus Pharmaceuticals, Inc. (a)         9,576
         492 Zoetis, Inc.                              41,914
                                               --------------
                                                      225,152
                                               --------------
             PROFESSIONAL SERVICES -- 1.0%
         251 ASGN, Inc. (a)                            19,626
         200 CBIZ, Inc. (a)                             4,600
          46 CoStar Group, Inc. (a)                    18,981
          36 Dun & Bradstreet (The) Corp.               4,415
          94 Exponent, Inc.                             4,540
         113 FTI Consulting, Inc. (a)                   6,834
          94 ICF International, Inc.                    6,679
         131 Insperity, Inc.                           12,478
         251 Kelly Services, Inc., Class A              5,635
         177 Korn/Ferry International                  10,962
         143 ManpowerGroup, Inc.                       12,307


Page 22                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             PROFESSIONAL SERVICES (CONTINUED)
         475 Navigant Consulting, Inc. (a)     $       10,516
         142 Robert Half International, Inc.            9,244
         290 TransUnion                                20,776
         158 TriNet Group, Inc. (a)                     8,839
         212 TrueBlue, Inc. (a)                         5,713
         132 Verisk Analytics, Inc. (a)                14,208
                                               --------------
                                                      176,353
                                               --------------
             REAL ESTATE MANAGEMENT
                & DEVELOPMENT -- 0.7%
       1,451 CBRE Group, Inc., Class A (a)             69,271
         259 Forestar Group, Inc. (a) (b)               5,374
         147 HFF, Inc., Class A                         5,049
          59 Howard Hughes (The) Corp. (a)              7,818
          47 Jones Lang LaSalle, Inc.                   7,802
         335 Realogy Holdings Corp.                     7,638
         131 RMR Group (The), Inc., Class A            10,277
          97 St Joe (The) Co. (a)                       1,741
                                               --------------
                                                      114,970
                                               --------------
             ROAD & RAIL -- 1.6%
          60 AMERCO                                    21,369
         285 ArcBest Corp.                             13,024
         195 Avis Budget Group, Inc. (a)                6,337
         290 Genesee & Wyoming, Inc.,
                Class A (a)                            23,583
         406 Heartland Express, Inc.                    7,531
         459 Hertz Global Holdings, Inc. (a)            7,041
         234 J.B. Hunt Transport Services, Inc.        28,443
         187 Kansas City Southern                      19,814
         179 Knight-Swift Transportation
                Holdings, Inc.                          6,840
          38 Landstar System, Inc.                      4,150
         240 Marten Transport Ltd.                      5,628
         505 Norfolk Southern Corp.                    76,189
         140 Old Dominion Freight Line, Inc.           20,854
         282 Ryder System, Inc.                        20,265
         122 Saia, Inc. (a)                             9,864
         100 Werner Enterprises, Inc.                   3,755
                                               --------------
                                                      274,687
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 2.8%
         900 Amkor Technology, Inc. (a)                 7,731
         739 Applied Materials, Inc.                   34,134
          74 Axcelis Technologies, Inc. (a)             1,465
         135 Brooks Automation, Inc.                    4,404
          51 Cabot Microelectronics Corp.               5,486
         968 Cypress Semiconductor Corp.               15,081
         591 Entegris, Inc.                            20,035
         232 First Solar, Inc. (a)                     12,217
         404 Integrated Device Technology,
                Inc. (a)                               12,879
         789 Intel Corp.                               39,221
         135 Lam Research Corp.                        23,335
         586 Marvell Technology Group Ltd.             12,564
         910 Maxim Integrated Products, Inc.           53,381


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
       1,314 Micron Technology, Inc. (a)       $       68,906
         178 MKS Instruments, Inc.                     17,035
          71 Monolithic Power Systems, Inc.             9,491
         296 NVIDIA Corp.                              70,122
         840 ON Semiconductor Corp. (a)                18,677
         117 Qorvo, Inc. (a)                            9,380
         132 Rudolph Technologies, Inc. (a)             3,907
          94 Semtech Corp. (a)                          4,423
          91 Silicon Laboratories, Inc. (a)             9,064
         229 SunPower Corp. (a) (b)                     1,756
         450 Teradyne, Inc.                            17,131
         218 Versum Materials, Inc.                     8,099
                                               --------------
                                                      479,924
                                               --------------
             SOFTWARE -- 5.1%
         391 8x8, Inc. (a)                              7,840
         317 Adobe Systems, Inc. (a)                   77,288
         175 ANSYS, Inc. (a)                           30,481
         208 Aspen Technology, Inc. (a)                19,290
         121 Blackbaud, Inc.                           12,396
         140 Blackline, Inc. (a)                        6,080
         141 Bottomline Technologies de,
                Inc. (a)                                7,026
          25 Ebix, Inc.                                 1,906
         250 Everbridge, Inc. (a)                      11,855
          97 Fair Isaac Corp. (a)                      18,752
         108 FireEye, Inc. (a)                          1,662
         384 Fortinet, Inc. (a)                        23,973
         153 Guidewire Software, Inc. (a)              13,583
          68 HubSpot, Inc. (a)                          8,527
          42 Imperva, Inc. (a)                          2,026
         158 Intuit, Inc.                              32,280
         450 Microsoft Corp.                           44,375
         191 Paycom Software, Inc. (a)                 18,877
          71 Paylocity Holding Corp. (a)                4,179
         203 Pegasystems, Inc.                         11,124
         181 Proofpoint, Inc. (a)                      20,871
         166 PROS Holdings, Inc. (a)                    6,071
         132 QAD, Inc., Class A                         6,620
          76 Qualys, Inc. (a)                           6,407
         357 Rapid7, Inc. (a)                          10,075
         399 RealPage, Inc. (a)                        21,985
         367 Red Hat, Inc. (a)                         49,314
         144 RingCentral, Inc., Class A (a)            10,130
         471 salesforce.com, Inc. (a)                  64,244
         414 ServiceNow, Inc. (a)                      71,403
         259 Snap, Inc., Class A (a) (b)                3,390
         696 Splunk, Inc. (a)                          68,981
         307 SS&C Technologies Holdings, Inc.          15,933
       1,060 Symantec Corp.                            21,889
         102 Tableau Software, Inc., Class A (a)        9,971
         269 TiVo Corp.                                 3,618
          58 Tyler Technologies, Inc. (a)              12,882
          68 Ultimate Software Group (The),
                Inc. (a)                               17,497
         151 Varonis Systems, Inc. (a)                 11,250
         431 Workday, Inc., Class A (a)                52,203
         231 Workiva, Inc. (a)                          5,636


                        See Notes to Financial Statements                Page 23

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             SOFTWARE (CONTINUED)
         429 Zendesk, Inc. (a)                 $       23,376
         498 Zynga, Inc., Class A (a)                   2,027
                                               --------------
                                                      869,293
                                               --------------
             SPECIALTY RETAIL -- 2.2%
         157 Aaron's, Inc.                              6,822
         151 Abercrombie & Fitch Co., Class A           3,696
         104 Advance Auto Parts, Inc.                  14,113
         274 American Eagle Outfitters, Inc.            6,370
          54 Asbury Automotive Group, Inc. (a)          3,702
         351 AutoNation, Inc. (a)                      17,052
         434 Bed Bath & Beyond, Inc.                    8,647
         330 Buckle (The), Inc. (b)                     8,877
         154 Burlington Stores, Inc. (a)               23,182
         163 Caleres, Inc.                              5,606
       1,008 Chico's FAS, Inc.                          8,205
          27 Children's Place (The), Inc.               3,262
         208 Dick's Sporting Goods, Inc.                7,332
         163 DSW, Inc., Class A                         4,209
         125 Five Below, Inc. (a)                      12,214
         361 Foot Locker, Inc.                         19,007
         578 GameStop Corp., Class A (b)                8,421
       1,317 Gap (The), Inc.                           42,658
         140 Group 1 Automotive, Inc.                   8,820
         359 L Brands, Inc.                            13,240
          55 Lithia Motors, Inc., Class A               5,201
          76 Murphy USA, Inc. (a)                       5,646
       4,248 Office Depot, Inc.                        10,832
         586 Party City Holdco, Inc. (a)                8,936
         464 Penske Automotive Group, Inc.             21,738
          96 RH (a)                                    13,411
         176 Ross Stores, Inc.                         14,916
         221 Sally Beauty Holdings, Inc. (a)            3,543
         237 Signet Jewelers Ltd.                      13,213
         208 Sleep Number Corp. (a)                     6,036
         481 Sonic Automotive, Inc., Class A            9,909
         364 Tailored Brands, Inc.                      9,289
         196 Tractor Supply Co.                        14,992
         312 Williams-Sonoma, Inc.                     19,150
                                               --------------
                                                      382,247
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 0.9%
       3,125 Hewlett Packard Enterprise Co.            45,656
         261 NCR Corp. (a)                              7,825
         888 NetApp, Inc.                              69,735
         458 Pure Storage, Inc., Class A (a)           10,937
         537 Super Micro Computer, Inc. (a)            12,700
         428 Xerox Corp.                               10,272
                                               --------------
                                                      157,125
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.5%
          79 Carter's, Inc.                             8,563
          54 Columbia Sportswear Co.                    4,940
         561 Crocs, Inc. (a)                            9,879
          81 Deckers Outdoor Corp. (a)                  9,144
          49 G-III Apparel Group Ltd. (a)               2,176


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             TEXTILES, APPAREL & LUXURY GOODS
                (CONTINUED)
         206 NIKE, Inc., Class B               $       16,414
          49 Oxford Industries, Inc.                    4,066
          81 PVH Corp.                                 12,127
         528 Skechers U.S.A., Inc., Class A (a)        15,845
          42 Steven Madden Ltd.                         2,230
                                               --------------
                                                       85,384
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 0.5%
         180 BofI Holding, Inc. (a)                     7,364
         151 Capitol Federal Financial, Inc.            1,987
         193 Essent Group Ltd. (a)                      6,913
         105 Federal Agricultural Mortgage
                Corp., Class C                          9,395
          52 Flagstar Bancorp, Inc. (a)                 1,782
         191 HomeStreet, Inc. (a)                       5,147
          50 LendingTree, Inc. (a)                     10,690
          90 Meridian Bancorp, Inc.                     1,723
          84 Meta Financial Group, Inc.                 8,182
         944 New York Community Bancorp,
                Inc.                                   10,422
         330 NMI Holdings, Inc., Class A (a)            5,379
         110 Northwest Bancshares, Inc.                 1,913
          71 Provident Financial Services, Inc.         1,955
         216 Radian Group, Inc.                         3,504
         123 Walker & Dunlop, Inc.                      6,845
         106 Washington Federal, Inc.                   3,466
                                               --------------
                                                       86,667
                                               --------------
             TOBACCO -- 0.0%
          76 Universal Corp.                            5,020
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.0%
         482 Air Lease Corp.                           20,230
         459 Aircastle Ltd.                             9,409
          26 Applied Industrial Technologies,
                Inc.                                    1,824
          78 Beacon Roofing Supply, Inc. (a)            3,324
         280 BMC Stock Holdings, Inc. (a)               5,838
         133 GATX Corp.                                 9,873
         142 H&E Equipment Services, Inc.               5,341
         108 HD Supply Holdings, Inc. (a)               4,632
         141 Herc Holdings, Inc. (a)                    7,944
         111 MRC Global, Inc. (a)                       2,405
         134 MSC Industrial Direct Co., Inc.,
                Class A                                11,370
         681 Nexeo Solutions, Inc. (a)                  6,217
         215 Rush Enterprises, Inc., Class A (a)        9,327
          95 SiteOne Landscape Supply, Inc. (a)         7,977
          64 Systemax, Inc.                             2,197
         317 United Rentals, Inc. (a)                  46,796
         296 Univar, Inc. (a)                           7,767
          23 Watsco, Inc.                               4,100
          88 WESCO International, Inc. (a)              5,025
                                               --------------
                                                      171,596
                                               --------------
             TRANSPORTATION INFRASTRUCTURE
                -- 0.1%
         557 Macquarie Infrastructure Corp.            23,505
                                               --------------


Page 24                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.1%
         295 Boingo Wireless, Inc. (a)         $        6,664
         101 Shenandoah Telecommunications
                Co.                                     3,303
         326 Telephone & Data Systems, Inc.             8,939
         136 United States Cellular Corp. (a)           5,037
                                               --------------
                                                       23,943
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%         17,068,078
             (Cost $15,137,320)                --------------

             MONEY MARKET FUNDS -- 0.4%
      10,709 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.90% (c) (d)                          10,709
      60,421 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 1.78% (c)                      60,421
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 0.4%                                71,130
             (Cost $71,130)                    --------------

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.8%
$    106,199 BNP Paribas S.A., 2.10% (c), dated
                06/29/18, due 07/02/18, with a
                maturity value of $106,218.
                Collateralized by U.S. Treasury
                Note, interest rate of 2.750%,
                due 02/15/19. The value of the
                collateral including accrued
                interest is $109,453. (d)             106,199
      33,954 JPMorgan Chase & Co., 2.05% (c),
                dated 06/29/18, due 07/02/18,
                with a maturity value of
                $33,959. Collateralized by U.S.
                Treasury Notes, interest rates
                of 1.625% to 1.750%, due
                03/15/20 to 05/15/23. The value
                of the collateral including
                accrued interest is
                $34,803. (d)                           33,954
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 0.8%                               140,153
             (Cost $140,153)                   --------------

             TOTAL INVESTMENTS -- 101.2%           17,279,361
             (Cost $15,348,603) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (1.2)%                (205,490)
                                               --------------
             NET ASSETS -- 100.0%              $   17,073,871
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $146,157 and the total value of the collateral held by the Fund is $150,862.

(c)   Rate shown reflects yield as of June 30, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,333,124 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $402,366. The net unrealized appreciation was $1,930,758.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1           LEVEL 2           LEVEL 3
                   ---------------------------------------------------
Common Stocks*     $    17,068,078    $           --    $           --
Money Market
   Funds                    71,130                --                --
Repurchase
   Agreements                   --           140,153                --
                   ---------------------------------------------------
Total Investments  $    17,139,208    $      140,153    $           --
                   ===================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.


                        See Notes to Financial Statements                Page 25

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2018 (UNAUDITED)

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $      146,157
Non-cash Collateral(2)                               (146,157)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $      140,153
Non-cash Collateral(4)                               (140,153)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At June 30, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 26                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 2.6%
       3,852 Arconic, Inc.                     $       65,522
         191 Boeing (The) Co.                          64,082
         346 General Dynamics Corp.                    64,498
         458 Harris Corp.                              66,199
         311 Huntington Ingalls Industries, Inc.       67,422
         346 L3 Technologies, Inc.                     66,543
         220 Lockheed Martin Corp.                     64,994
         211 Northrop Grumman Corp.                    64,925
         338 Raytheon Co.                              65,295
         771 Spirit AeroSystems Holdings, Inc.,
                Class A                                66,237
       1,014 Textron, Inc.                             66,833
         198 TransDigm Group, Inc.                     68,338
         537 United Technologies Corp.                 67,141
                                               --------------
                                                      858,029
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.9%
         748 C.H. Robinson Worldwide, Inc.             62,578
         883 Expeditors International of
                Washington, Inc.                       64,547
         257 FedEx Corp.                               58,355
         579 United Parcel Service, Inc.,
                Class B                                61,507
         601 XPO Logistics, Inc. (a)                   60,208
                                               --------------
                                                      307,195
                                               --------------
             AIRLINES -- 0.8%
       1,581 American Airlines Group, Inc.             60,015
       1,239 Delta Air Lines, Inc.                     61,380
       1,307 Southwest Airlines Co.                    66,500
         926 United Continental Holdings,
                Inc. (a)                               64,570
                                               --------------
                                                      252,465
                                               --------------
             AUTO COMPONENTS -- 0.4%
       1,415 BorgWarner, Inc.                          61,071
         338 Lear Corp.                                62,804
                                               --------------
                                                      123,875
                                               --------------
             AUTOMOBILES -- 0.6%
       5,698 Ford Motor Co.                            63,077
       1,579 General Motors Co.                        62,213
         189 Tesla, Inc. (a)                           64,817
                                               --------------
                                                      190,107
                                               --------------
             BANKS -- 3.5%
       2,324 Bank of America Corp.                     65,513
       1,297 BB&T Corp.                                65,421
       1,026 Citigroup, Inc.                           68,660
       1,644 Citizens Financial Group, Inc.            63,952
         718 Comerica, Inc.                            65,281
       2,213 Fifth Third Bancorp                       63,513
         681 First Republic Bank                       65,914
       4,439 Huntington Bancshares, Inc.               65,520
         632 JPMorgan Chase & Co.                      65,854
       3,311 KeyCorp                                   64,697
         390 M&T Bank Corp.                            66,358
         476 PNC Financial Services Group
                (The), Inc.                            64,308


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
       3,652 Regions Financial Corp.           $       64,933
         993 SunTrust Banks, Inc.                      65,558
         215 SVB Financial Group (a)                   62,083
       1,325 U.S. Bancorp                              66,276
       1,230 Wells Fargo & Co.                         68,191
       1,231 Zions Bancorporation                      64,861
                                               --------------
                                                    1,176,893
                                               --------------
             BEVERAGES -- 1.2%
       1,272 Brown-Forman Corp., Class B               62,341
       1,548 Coca-Cola (The) Co.                       67,895
         292 Constellation Brands, Inc.,
                Class A                                63,910
       1,000 Molson Coors Brewing Co.,
                Class B                                68,040
       1,207 Monster Beverage Corp. (a)                69,161
         636 PepsiCo, Inc.                             69,241
                                               --------------
                                                      400,588
                                               --------------
             BIOTECHNOLOGY -- 2.4%
         681 AbbVie, Inc.                              63,095
         563 Alexion Pharmaceuticals, Inc. (a)         69,896
         633 Alnylam Pharmaceuticals, Inc. (a)         62,344
         364 Amgen, Inc.                               67,191
         221 Biogen, Inc. (a)                          64,143
         708 BioMarin Pharmaceutical, Inc. (a)         66,693
         365 Bluebird Bio, Inc. (a)                    57,287
         871 Celgene Corp. (a)                         69,175
         964 Gilead Sciences, Inc.                     68,290
         931 Incyte Corp. (a)                          62,377
         217 Regeneron Pharmaceuticals, Inc. (a)       74,863
         438 Vertex Pharmaceuticals, Inc. (a)          74,442
                                               --------------
                                                      799,796
                                               --------------
             BUILDING PRODUCTS -- 1.0%
       1,079 A.O. Smith Corp.                          63,823
       1,201 Fortune Brands Home & Security,
                Inc.                                   64,482
       1,967 Johnson Controls International PLC        65,796
       1,774 Masco Corp.                               66,383
       1,039 Owens Corning                             65,841
                                               --------------
                                                      326,325
                                               --------------
             CAPITAL MARKETS -- 4.5%
         434 Affiliated Managers Group, Inc.           64,523
         463 Ameriprise Financial, Inc.                64,765
       1,197 Bank of New York Mellon (The)
                Corp.                                  64,554
         130 BlackRock, Inc.                           64,875
         652 Cboe Global Markets, Inc.                 67,854
       1,210 Charles Schwab (The) Corp.                61,831
         401 CME Group, Inc.                           65,732
       1,057 E*TRADE Financial Corp. (a)               64,646
       2,017 Franklin Resources, Inc.                  64,645
         293 Goldman Sachs Group (The), Inc.           64,627
         916 Intercontinental Exchange, Inc.           67,372
       2,474 Invesco Ltd.                              65,709
         384 Moody's Corp.                             65,495
       1,330 Morgan Stanley                            63,042
         395 MSCI, Inc.                                65,345


                        See Notes to Financial Statements                Page 27

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CAPITAL MARKETS (CONTINUED)
         716 Nasdaq, Inc.                      $       65,349
         634 Northern Trust Corp.                      65,232
         698 Raymond James Financial, Inc.             62,366
         326 S&P Global, Inc.                          66,468
       1,034 SEI Investments Co.                       64,646
         695 State Street Corp.                        64,698
         544 T. Rowe Price Group, Inc.                 63,153
       1,139 TD Ameritrade Holding Corp.               62,383
                                               --------------
                                                    1,489,310
                                               --------------
             CHEMICALS -- 2.8%
         414 Air Products and Chemicals, Inc.          64,472
         727 Albemarle Corp.                           68,578
         587 Celanese Corp., Series A                  65,192
       1,520 CF Industries Holdings, Inc.              67,488
       1,006 DowDuPont, Inc.                           66,316
         628 Eastman Chemical Co.                      62,775
         466 Ecolab, Inc.                              65,394
         758 FMC Corp.                                 67,621
         539 International Flavors & Fragrances,
                Inc.                                   66,814
         590 LyondellBasell Industries N.V.,
                Class A                                64,812
       2,365 Mosaic (The) Co.                          66,338
         649 PPG Industries, Inc.                      67,321
         169 Sherwin-Williams (The) Co.                68,879
         621 Westlake Chemical Corp.                   66,838
                                               --------------
                                                      928,838
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.0%
         356 Cintas Corp.                              65,885
       1,165 Copart, Inc. (a)                          65,893
         970 Republic Services, Inc.                   66,309
       1,298 Rollins, Inc.                             68,249
         804 Waste Management, Inc.                    65,397
                                               --------------
                                                      331,733
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.0%
         239 Arista Networks, Inc. (a)                 61,540
       1,543 Cisco Systems, Inc.                       66,395
       2,447 Juniper Networks, Inc.                    67,097
         594 Motorola Solutions, Inc.                  69,124
         315 Palo Alto Networks, Inc. (a)              64,723
                                               --------------
                                                      328,879
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.2%
       1,052 Jacobs Engineering Group, Inc.            66,791
                                               --------------
             CONSTRUCTION MATERIALS -- 0.4%
         294 Martin Marietta Materials, Inc.           65,659
         513 Vulcan Materials Co.                      66,208
                                               --------------
                                                      131,867
                                               --------------
             CONSUMER FINANCE -- 1.0%
       2,579 Ally Financial, Inc.                      67,750
         691 American Express Co.                      67,718


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CONSUMER FINANCE (CONTINUED)
         697 Capital One Financial Corp.       $       64,054
         911 Discover Financial Services               64,144
       1,933 Synchrony Financial                       64,524
                                               --------------
                                                      328,190
                                               --------------
             CONTAINERS & PACKAGING -- 1.0%
         643 Avery Dennison Corp.                      65,650
       1,854 Ball Corp.                                65,910
       1,224 International Paper Co.                   63,746
         575 Packaging Corp. of America                64,279
       1,140 WestRock Co.                              65,003
                                               --------------
                                                      324,588
                                               --------------
             DISTRIBUTORS -- 0.4%
         718 Genuine Parts Co.                         65,905
       2,038 LKQ Corp. (a)                             65,012
                                               --------------
                                                      130,917
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.2%
         353 Berkshire Hathaway, Inc.,
                Class B (a)                            65,887
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 0.6%
       2,081 AT&T, Inc.                                66,821
       3,738 CenturyLink, Inc.                         69,676
       1,411 Verizon Communications, Inc.              70,988
                                               --------------
                                                      207,485
                                               --------------
             ELECTRIC UTILITIES -- 2.6%
       1,042 American Electric Power Co., Inc.         72,159
         915 Duke Energy Corp.                         72,358
       1,123 Edison International                      71,052
         874 Entergy Corp.                             70,610
       1,244 Eversource Energy                         72,911
       1,647 Exelon Corp.                              70,162
       1,954 FirstEnergy Corp.                         70,168
         425 NextEra Energy, Inc.                      70,988
       1,712 PG&E Corp.                                72,863
       2,495 PPL Corp.                                 71,232
       1,527 Southern (The) Co.                        70,715
       1,564 Xcel Energy, Inc.                         71,444
                                               --------------
                                                      856,662
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.8%
         908 AMETEK, Inc.                              65,521
         863 Eaton Corp. PLC                           64,501
         942 Emerson Electric Co.                      65,130
         382 Rockwell Automation, Inc.                 63,500
                                               --------------
                                                      258,652
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.4%
         748 Amphenol Corp., Class A                   65,188
         807 CDW Corp.                                 65,197
       1,501 Cognex Corp.                              66,960
       2,374 Corning, Inc.                             65,309
         283 IPG Photonics Corp. (a)                   62,438
         690 TE Connectivity Ltd.                      62,141


Page 28                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS (CONTINUED)
       1,940 Trimble, Inc. (a)                 $       63,710
                                               --------------
                                                      450,943
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.8%
       2,069 Baker Hughes a GE Co.                     68,339
       1,468 Halliburton Co.                           66,148
       1,638 National Oilwell Varco, Inc.              71,089
       1,014 Schlumberger Ltd.                         67,969
                                               --------------
                                                      273,545
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 5.6%
         527 Alexandria Real Estate Equities,
                Inc.                                   66,492
         485 American Tower Corp.                      69,922
         399 AvalonBay Communities, Inc.               68,584
         560 Boston Properties, Inc.                   70,235
         666 Crown Castle International Corp.          71,808
         629 Digital Realty Trust, Inc.                70,184
         169 Equinix, Inc.                             72,651
       1,053 Equity Residential                        67,066
         285 Essex Property Trust, Inc.                68,135
         691 Extra Space Storage, Inc.                 68,969
       3,255 GGP, Inc.                                 66,500
       2,801 HCP, Inc.                                 72,322
       3,166 Host Hotels & Resorts, Inc.               66,708
       2,999 Invitation Homes, Inc.                    69,157
       2,003 Iron Mountain, Inc.                       70,125
         693 Mid-America Apartment
                Communities, Inc.                      69,764
       1,050 Prologis, Inc.                            68,974
         312 Public Storage                            70,780
       1,266 Realty Income Corp.                       68,098
       1,121 Regency Centers Corp.                     69,592
         428 SBA Communications Corp. (a)              70,671
         408 Simon Property Group, Inc.                69,438
       1,811 UDR, Inc.                                 67,985
       1,231 Ventas, Inc.                              70,105
         933 Vornado Realty Trust                      68,967
       1,167 Welltower, Inc.                           73,159
       1,825 Weyerhaeuser Co.                          66,540
                                               --------------
                                                    1,872,931
                                               --------------
             FOOD & STAPLES RETAILING -- 1.0%
         327 Costco Wholesale Corp.                    68,336
       2,608 Kroger (The) Co.                          74,198
       1,017 Sysco Corp.                               69,451
       1,039 Walgreens Boots Alliance, Inc.            62,355
         812 Walmart, Inc.                             69,548
                                               --------------
                                                      343,888
                                               --------------
             FOOD PRODUCTS -- 2.9%
       1,494 Archer-Daniels-Midland Co.                68,470
         980 Bunge Ltd.                                68,316
       1,842 Campbell Soup Co.                         74,675


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             FOOD PRODUCTS (CONTINUED)
       1,771 Conagra Brands, Inc.              $       63,278
       1,506 General Mills, Inc.                       66,655
         725 Hershey (The) Co.                         67,468
       1,870 Hormel Foods Corp.                        69,583
         596 Ingredion, Inc.                           65,977
         644 J.M. Smucker (The) Co.                    69,217
       1,017 Kellogg Co.                               71,058
       1,108 Kraft Heinz (The) Co.                     69,605
         636 McCormick & Co., Inc.                     73,833
       1,662 Mondelez International, Inc.,
                Class A                                68,142
         949 Tyson Foods, Inc., Class A                65,339
                                               --------------
                                                      961,616
                                               --------------
             HEALTH CARE EQUIPMENT
                & SUPPLIES -- 3.8%
       1,080 Abbott Laboratories                       65,869
         153 ABIOMED, Inc. (a)                         62,585
         187 Align Technology, Inc. (a)                63,980
         901 Baxter International, Inc.                66,530
         291 Becton, Dickinson and Co.                 69,712
       2,078 Boston Scientific Corp. (a)               67,951
         286 Cooper (The) Cos., Inc.                   67,339
         667 Danaher Corp.                             65,820
       1,486 DENTSPLY SIRONA, Inc.                     65,042
         446 Edwards Lifesciences Corp. (a)            64,924
       1,681 Hologic, Inc. (a)                         66,820
         298 IDEXX Laboratories, Inc. (a)              64,946
         138 Intuitive Surgical, Inc. (a)              66,030
         782 Medtronic PLC                             66,947
         640 ResMed, Inc.                              66,291
         400 Stryker Corp.                             67,544
         240 Teleflex, Inc.                            64,370
         552 Varian Medical Systems, Inc. (a)          62,773
         595 Zimmer Biomet Holdings, Inc.              66,307
                                               --------------
                                                    1,251,780
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.1%
         725 AmerisourceBergen Corp.                   61,821
         278 Anthem, Inc.                              66,172
       1,234 Cardinal Health, Inc.                     60,256
         550 Centene Corp. (a)                         67,766
         384 Cigna Corp.                               65,261
         975 CVS Health Corp.                          62,741
         940 DaVita, Inc. (a)                          65,274
         826 Express Scripts Holding Co. (a)           63,775
         635 HCA Healthcare, Inc.                      65,151
         929 Henry Schein, Inc. (a)                    67,483
         221 Humana, Inc.                              65,776
         362 Laboratory Corp. of America
                Holdings (a)                           64,990
         450 McKesson Corp.                            60,030
         614 Quest Diagnostics, Inc.                   67,503
         266 UnitedHealth Group, Inc.                  65,260
         587 Universal Health Services, Inc.,
                Class B                                65,415
                                               --------------
                                                    1,034,674
                                               --------------


                        See Notes to Financial Statements                Page 29

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HEALTH CARE TECHNOLOGY -- 0.2%
       1,112 Cerner Corp. (a)                  $       66,487
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.1%
       1,706 Aramark                                   63,293
       5,943 Caesars Entertainment Corp. (a)           63,590
       1,057 Carnival Corp.                            60,577
         726 Darden Restaurants, Inc.                  77,726
         816 Hilton Worldwide Holdings, Inc.           64,595
         849 Las Vegas Sands Corp.                     64,830
         491 Marriott International, Inc.,
                Class A                                62,161
         409 McDonald's Corp.                          64,086
       2,170 MGM Resorts International                 62,995
       1,252 Norwegian Cruise Line Holdings
                Ltd. (a)                               59,157
         599 Royal Caribbean Cruises Ltd.              62,056
       1,190 Starbucks Corp.                           58,131
       1,383 Wyndham Destinations, Inc.                61,225
         392 Wynn Resorts Ltd.                         65,597
       1,681 Yum China Holdings, Inc.                  64,651
         827 Yum! Brands, Inc.                         64,688
                                               --------------
                                                    1,019,358
                                               --------------
             HOUSEHOLD DURABLES -- 1.4%
       1,599 D.R. Horton, Inc.                         65,559
       1,105 Garmin Ltd.                               67,405
       1,287 Lennar Corp., Class A                     67,568
         319 Mohawk Industries, Inc. (a)               68,352
       2,589 Newell Brands, Inc.                       66,770
          22 NVR, Inc. (a)                             65,348
         445 Whirlpool Corp.                           65,072
                                               --------------
                                                      466,074
                                               --------------
             HOUSEHOLD PRODUCTS -- 1.0%
       1,345 Church & Dwight Co., Inc.                 71,500
         524 Clorox (The) Co.                          70,871
       1,051 Colgate-Palmolive Co.                     68,115
         656 Kimberly-Clark Corp.                      69,103
         881 Procter & Gamble (The) Co.                68,771
                                               --------------
                                                      348,360
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 0.8%
         337 3M Co.                                    66,295
       5,036 General Electric Co.                      68,540
         452 Honeywell International, Inc.             65,111
         240 Roper Technologies, Inc.                  66,218
                                               --------------
                                                      266,164
                                               --------------
             INSURANCE -- 4.7%
       1,491 Aflac, Inc.                               64,143
         116 Alleghany Corp.                           66,697
         727 Allstate (The) Corp.                      66,353
         621 American Financial Group, Inc.            66,652
       1,221 American International Group, Inc.        64,737
       2,502 Arch Capital Group Ltd. (a)               66,203
       1,037 Arthur J. Gallagher & Co.                 67,695
         519 Chubb Ltd.                                65,923
         982 Cincinnati Financial Corp.                65,657


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INSURANCE (CONTINUED)
       1,432 CNA Financial Corp.               $       65,414
       1,768 Fidelity National Financial, Inc.         66,512
       1,277 Hartford Financial Services Group
                (The), Inc.                            65,293
       1,019 Lincoln National Corp.                    63,433
       1,372 Loews Corp.                               66,240
          62 Markel Corp. (a)                          67,230
         824 Marsh & McLennan Cos., Inc.               67,543
       1,477 MetLife, Inc.                             64,397
       1,210 Principal Financial Group, Inc.           64,069
       1,091 Progressive (The) Corp.                   64,533
         693 Prudential Financial, Inc.                64,802
         473 Reinsurance Group of America, Inc.        63,136
         809 Torchmark Corp.                           65,861
         528 Travelers (The) Cos., Inc.                64,596
       1,748 Unum Group                                64,659
                                               --------------
                                                    1,571,778
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 1.0%
          39 Amazon.com, Inc. (a)                      66,292
          32 Booking Holdings, Inc. (a)                64,867
         547 Expedia Group, Inc.                       65,744
         172 Netflix, Inc. (a)                         67,326
       3,156 Qurate Retail, Inc. (a)                   66,970
                                               --------------
                                                      331,199
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 1.4%
         836 Akamai Technologies, Inc. (a)             61,220
          59 Alphabet, Inc., Class A (a)               66,622
       1,753 eBay, Inc. (a)                            63,564
         345 Facebook, Inc., Class A (a)               67,041
         419 IAC/InterActiveCorp (a)                   63,893
       1,455 Twitter, Inc. (a)                         63,540
         476 VeriSign, Inc. (a)                        65,412
                                               --------------
                                                      451,292
                                               --------------
             IT SERVICES -- 4.0%
         418 Accenture PLC, Class A                    68,381
         294 Alliance Data Systems Corp.               68,561
         486 Automatic Data Processing, Inc.           65,192
         588 Broadridge Financial Solutions,
                Inc.                                   67,679
         850 Cognizant Technology Solutions
                Corp., Class A                         67,142
         803 DXC Technology Co.                        64,730
         631 Fidelity National Information
                Services, Inc.                         66,905
         887 Fiserv, Inc. (a)                          65,718
         329 FleetCor Technologies, Inc. (a)           69,304
         489 Gartner, Inc. (a)                         64,988
         575 Global Payments, Inc.                     64,107
         469 International Business Machines
                Corp.                                  65,519
       1,128 Leidos Holdings, Inc.                     66,552
         341 Mastercard, Inc., Class A                 67,013
         972 Paychex, Inc.                             66,436
         794 PayPal Holdings, Inc. (a)                 66,116


Page 30                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             IT SERVICES (CONTINUED)
       1,060 Square, Inc., Class A (a)         $       65,338
         787 Total System Services, Inc.               66,517
         503 Visa, Inc., Class A                       66,622
         798 Worldpay, Inc., Class A (a)               65,261
                                               --------------
                                                    1,328,081
                                               --------------
             LEISURE PRODUCTS -- 0.2%
         743 Hasbro, Inc.                              68,586
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.2%
       1,029 Agilent Technologies, Inc.                63,634
         235 Illumina, Inc. (a)                        65,633
         660 IQVIA Holdings, Inc. (a)                  65,881
         116 Mettler-Toledo International,
                Inc. (a)                               67,121
         315 Thermo Fisher Scientific, Inc.            65,249
         339 Waters Corp. (a)                          65,627
                                               --------------
                                                      393,145
                                               --------------
             MACHINERY -- 2.5%
         453 Caterpillar, Inc.                         61,459
         480 Cummins, Inc.                             63,840
         458 Deere & Co.                               64,029
         895 Dover Corp.                               65,514
         848 Fortive Corp.                             65,389
         475 IDEX Corp.                                64,828
         463 Illinois Tool Works, Inc.                 64,144
         741 Ingersoll-Rand PLC                        66,490
       1,069 PACCAR, Inc.                              66,235
         400 Parker-Hannifin Corp.                     62,340
         424 Snap-on, Inc.                             68,145
         481 Stanley Black & Decker, Inc.              63,882
         956 Xylem, Inc.                               64,415
                                               --------------
                                                      840,710
                                               --------------
             MEDIA -- 2.4%
       1,213 CBS Corp., Class B                        68,195
         228 Charter Communications, Inc.,
                Class A (a)                            66,852
       1,993 Comcast Corp., Class A                    65,390
       1,980 DISH Network Corp., Class A (a)           66,548
         884 Liberty Broadband Corp.,
                Class C (a)                            66,936
       1,988 Liberty Media Corp.-Liberty
                Formula One, Class C (a)               73,814
       4,233 News Corp., Class A                       65,611
         902 Omnicom Group, Inc.                       68,796
       9,075 Sirius XM Holdings, Inc.                  61,438
       1,517 Twenty-First Century Fox, Inc.,
                Class B                                74,743
       2,312 Viacom, Inc., Class B                     69,730
         622 Walt Disney (The) Co.                     65,192
                                               --------------
                                                      813,245
                                               --------------
             METALS & MINING -- 0.8%
       4,019 Freeport-McMoRan, Inc.                    69,368
       1,769 Newmont Mining Corp.                      66,709
       1,007 Nucor Corp.                               62,938


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             METALS & MINING (CONTINUED)
       1,419 Steel Dynamics, Inc.              $       65,203
                                               --------------
                                                      264,218
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 0.2%
       6,414 Annaly Capital Management, Inc.           66,000
                                               --------------
             MULTILINE RETAIL -- 0.8%
         700 Dollar General Corp.                      69,020
         772 Dollar Tree, Inc. (a)                     65,620
         922 Kohl's Corp.                              67,214
         884 Target Corp.                              67,290
                                               --------------
                                                      269,144
                                               --------------
             MULTI-UTILITIES -- 1.9%
       1,194 Ameren Corp.                              72,655
       2,608 CenterPoint Energy, Inc.                  72,268
       1,540 CMS Energy Corp.                          72,811
         920 Consolidated Edison, Inc.                 71,742
       1,028 Dominion Energy, Inc.                     70,089
         699 DTE Energy Co.                            72,437
       1,296 Public Service Enterprise Group,
                Inc.                                   70,165
         609 Sempra Energy                             70,711
       1,120 WEC Energy Group, Inc.                    72,408
                                               --------------
                                                      645,286
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 5.7%
         999 Anadarko Petroleum Corp.                  73,177
         492 Andeavor                                  64,541
       1,634 Apache Corp.                              76,389
       2,882 Cabot Oil & Gas Corp.                     68,592
       1,051 Cheniere Energy, Inc. (a)                 68,515
         540 Chevron Corp.                             68,272
         796 Cimarex Energy Co.                        80,985
         541 Concho Resources, Inc. (a)                74,847
       1,030 ConocoPhillips                            71,709
       1,098 Continental Resources, Inc. (a)           71,106
       1,686 Devon Energy Corp.                        74,117
         585 Diamondback Energy, Inc.                  76,968
         591 EOG Resources, Inc.                       73,538
       1,215 EQT Corp.                                 67,044
         839 Exxon Mobil Corp.                         69,410
       1,143 Hess Corp.                                76,455
       4,039 Kinder Morgan, Inc.                       71,369
       3,366 Marathon Oil Corp.                        70,215
         912 Marathon Petroleum Corp.                  63,986
       2,031 Noble Energy, Inc.                        71,654
         815 Occidental Petroleum Corp.                68,199
         992 ONEOK, Inc.                               69,271
         593 Phillips 66                               66,600
         367 Pioneer Natural Resources Co.             69,451
       1,447 Targa Resources Corp.                     71,612
         585 Valero Energy Corp.                       64,836
       2,512 Williams (The) Cos., Inc.                 68,100
                                               --------------
                                                    1,910,958
                                               --------------


                        See Notes to Financial Statements                Page 31

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             PERSONAL PRODUCTS -- 0.4%
       4,733 Coty, Inc., Class A               $       66,735
         429 Estee Lauder (The) Cos., Inc.,
                Class A                                61,214
                                               --------------
                                                      127,949
                                               --------------
             PHARMACEUTICALS -- 2.0%
         391 Allergan PLC                              65,188
       1,245 Bristol-Myers Squibb Co.                  68,898
         783 Eli Lilly and Co.                         66,813
         556 Johnson & Johnson                         67,465
       1,100 Merck & Co., Inc.                         66,770
       1,737 Mylan N.V. (a)                            62,775
       1,188 Nektar Therapeutics (a)                   58,010
         912 Perrigo Co. PLC                           66,494
       1,870 Pfizer, Inc.                              67,844
         768 Zoetis, Inc.                              65,426
                                               --------------
                                                      655,683
                                               --------------
             PROFESSIONAL SERVICES -- 0.8%
         165 CoStar Group, Inc. (a)                    68,084
         546 Equifax, Inc.                             68,310
         955 TransUnion                                68,416
         620 Verisk Analytics, Inc. (a)                66,737
                                               --------------
                                                      271,547
                                               --------------
             REAL ESTATE MANAGEMENT
                & DEVELOPMENT -- 0.2%
       1,395 CBRE Group, Inc., Class A (a)             66,597
                                               --------------
             ROAD & RAIL -- 1.2%
       1,019 CSX Corp.                                 64,992
         520 J.B. Hunt Transport Services, Inc.        63,206
         617 Kansas City Southern                      65,378
         437 Norfolk Southern Corp.                    65,930
         419 Old Dominion Freight Line, Inc.           62,414
         459 Union Pacific Corp.                       65,031
                                               --------------
                                                      386,951
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.2%
       4,176 Advanced Micro Devices, Inc. (a)          62,598
         672 Analog Devices, Inc.                      64,458
       1,378 Applied Materials, Inc.                   63,650
         252 Broadcom, Inc.                            61,145
       1,230 Intel Corp.                               61,143
         604 KLA-Tencor Corp.                          61,928
         378 Lam Research Corp.                        65,337
       3,131 Marvell Technology Group Ltd.             67,129
       1,107 Maxim Integrated Products, Inc.           64,937
         665 Microchip Technology, Inc.                60,482
       1,175 Micron Technology, Inc. (a)               61,617
         255 NVIDIA Corp.                              60,409
       2,656 ON Semiconductor Corp. (a)                59,056
       1,139 QUALCOMM, Inc.                            63,921
         665 Skyworks Solutions, Inc.                  64,272
         590 Texas Instruments, Inc.                   65,048
         969 Xilinx, Inc.                              63,237
                                               --------------
                                                    1,070,367
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SOFTWARE -- 4.5%
         874 Activision Blizzard, Inc.         $       66,704
         268 Adobe Systems, Inc. (a)                   65,341
         382 ANSYS, Inc. (a)                           66,537
         491 Autodesk, Inc. (a)                        64,365
       1,824 CA, Inc.                                  65,026
       1,509 Cadence Design Systems, Inc. (a)          65,355
         635 Citrix Systems, Inc. (a)                  66,573
         770 Dell Technologies, Inc.,
                Class V (a)                            65,127
         464 Electronic Arts, Inc. (a)                 65,433
         323 Intuit, Inc.                              65,990
         670 Microsoft Corp.                           66,069
       1,466 Oracle Corp.                              64,592
         388 Red Hat, Inc. (a)                         52,136
         489 salesforce.com, Inc. (a)                  66,700
         365 ServiceNow, Inc. (a)                      62,952
       4,857 Snap, Inc., Class A (a)                   63,578
         582 Splunk, Inc. (a)                          57,682
       1,281 SS&C Technologies Holdings, Inc.          66,484
       3,188 Symantec Corp.                            65,832
         749 Synopsys, Inc. (a)                        64,092
         557 Take-Two Interactive Software,
                Inc. (a)                               65,926
         450 VMware, Inc., Class A (a)                 66,136
         528 Workday, Inc., Class A (a)                63,951
                                               --------------
                                                    1,482,581
                                               --------------
             SPECIALTY RETAIL -- 2.4%
          98 AutoZone, Inc. (a)                        65,751
         920 Best Buy Co., Inc.                        68,614
         934 CarMax, Inc. (a)                          68,061
       2,154 Gap (The), Inc.                           69,768
         338 Home Depot (The), Inc.                    65,944
       1,865 L Brands, Inc.                            68,781
         682 Lowe's Cos., Inc.                         65,179
         239 O'Reilly Automotive, Inc. (a)             65,383
         804 Ross Stores, Inc.                         68,139
         497 Tiffany & Co.                             65,405
         714 TJX (The) Cos., Inc.                      67,958
         274 Ulta Beauty, Inc. (a)                     63,968
                                               --------------
                                                      802,951
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 1.2%
         358 Apple, Inc.                               66,269
       4,295 Hewlett Packard Enterprise Co.            62,750
       2,878 HP, Inc.                                  65,302
         877 NetApp, Inc.                              68,871
       1,170 Seagate Technology PLC                    66,070
         843 Western Digital Corp.                     65,257
                                               --------------
                                                      394,519
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.8%
         899 NIKE, Inc., Class B                       71,632
         420 PVH Corp.                                 62,883
       1,475 Tapestry, Inc.                            68,897
         806 VF Corp.                                  65,705
                                               --------------
                                                      269,117
                                               --------------


Page 32                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             TOBACCO -- 0.4%
       1,173 Altria Group, Inc.                $       66,614
         828 Philip Morris International, Inc.         66,853
                                               --------------
                                                      133,467
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.6%
       1,288 Fastenal Co.                              61,991
         425 United Rentals, Inc. (a)                  62,739
         212 W.W. Grainger, Inc.                       65,381
                                               --------------
                                                      190,111
                                               --------------
             WATER UTILITIES -- 0.2%
         840 American Water Works Co., Inc.            71,719
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.2%
       1,132 T-Mobile US, Inc. (a)                     67,637
                                               --------------
             TOTAL INVESTMENTS -- 99.9%            33,185,730
             (Cost $31,769,316) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                    20,942
                                               --------------
             NET ASSETS -- 100.0%              $   33,206,672
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,746,983 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,330,569. The net unrealized appreciation was $1,416,414.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1           LEVEL 2           LEVEL 3
                   ---------------------------------------------------
Common Stocks*     $    33,185,730    $           --    $           --
                   ===================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.


                        See Notes to Financial Statements                Page 33

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2018 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 6.5%
       1,011 Boeing (The) Co.                  $      339,200
       2,929 United Technologies Corp.                366,213
                                               --------------
                                                      705,413
                                               --------------
             BANKS -- 3.2%
       3,363 JPMorgan Chase & Co.                     350,425
                                               --------------
             BEVERAGES -- 3.4%
       8,503 Coca-Cola (The) Co.                      372,942
                                               --------------
             CAPITAL MARKETS -- 3.3%
       1,601 Goldman Sachs Group (The), Inc.          353,133
                                               --------------
             CHEMICALS -- 3.3%
       5,378 DowDuPont, Inc.                          354,518
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 3.4%
       8,596 Cisco Systems, Inc.                      369,886
                                               --------------
             CONSUMER FINANCE -- 3.3%
       3,700 American Express Co.                     362,600
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 3.5%
       7,599 Verizon Communications, Inc.             382,306
                                               --------------
             FOOD & STAPLES RETAILING -- 6.3%
       5,090 Walgreens Boots Alliance, Inc.           305,476
       4,430 Walmart, Inc.                            379,430
                                               --------------
                                                      684,906
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.4%
       1,491 UnitedHealth Group, Inc.                 365,802
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.2%
       2,212 McDonald's Corp.                         346,598
                                               --------------
             HOUSEHOLD PRODUCTS -- 3.5%
       4,842 Procter & Gamble (The) Co.               377,967
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 3.3%
       1,809 3M Co.                                   355,866
                                               --------------
             INSURANCE -- 3.2%
       2,846 Travelers (The) Cos., Inc.               348,180
                                               --------------
             IT SERVICES -- 6.7%
       2,558 International Business Machines
                Corp.                                 357,352
       2,773 Visa, Inc., Class A                      367,284
                                               --------------
                                                      724,636
                                               --------------
             MACHINERY -- 3.0%
       2,407 Caterpillar, Inc.                        326,558
                                               --------------
             MEDIA -- 3.5%
       3,594 Walt Disney (The) Co.                    376,687
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 6.9%
       2,956 Chevron Corp.                            373,727
       4,470 Exxon Mobil Corp.                        369,803
                                               --------------
                                                      743,530
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             PHARMACEUTICALS -- 10.1%
       3,012 Johnson & Johnson                 $      365,476
       5,972 Merck & Co., Inc.                        362,500
      10,191 Pfizer, Inc.                             369,730
                                               --------------
                                                    1,097,706
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.1%
       6,789 Intel Corp.                              337,481
                                               --------------
             SOFTWARE -- 3.4%
       3,678 Microsoft Corp.                          362,688
                                               --------------
             SPECIALTY RETAIL -- 3.4%
       1,884 Home Depot (The), Inc.                   367,568
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 3.3%
       1,950 Apple, Inc.                              360,964
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 3.7%
       4,990 NIKE, Inc., Class B                      397,603
                                               --------------
             TOTAL INVESTMENTS -- 99.9%            10,825,963
             (Cost $10,907,556) (a)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                    12,868
                                               --------------
             NET ASSETS -- 100.0%              $   10,838,831
                                               ==============

(a) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $246,199 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $327,792. The net unrealized depreciation was $81,593.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1           LEVEL 2           LEVEL 3
                   ---------------------------------------------------
Common Stocks*     $    10,825,963    $           --    $           --
                   ===================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.


Page 34                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2018 (UNAUDITED)

                                                                            FIRST TRUST        FIRST TRUST       FIRST TRUST
                                                                          TOTAL US MARKET     DORSEY WRIGHT         DOW 30
                                                                            ALPHADEX(R)         PEOPLE'S         EQUAL WEIGHT
                                                                                ETF           PORTFOLIO ETF          ETF
                                                                               (TUSA)            (DWPP)             (EDOW)
                                                                          ----------------  -----------------  ----------------

ASSETS:
Investments, at value...............................................       $   17,279,361    $    33,185,730    $   10,825,963
Cash................................................................                   92              2,054             7,309
Receivables:
      Dividends.....................................................               14,715             35,563             9,822
      From investment advisor.......................................               14,188                 --                --
      Securities lending income.....................................                  487                 --                --
Prepaid expenses....................................................                3,823                 --                --
                                                                           --------------    ---------------    --------------
      Total Assets..................................................           17,312,666         33,223,347        10,843,094
                                                                           --------------    ---------------    --------------
LIABILITIES:
Payables:
      Investment advisory fees......................................                   --             16,675             4,263
      Collateral for securities on loan.............................              150,862                 --                --
      Audit and tax fees............................................               14,293                 --                --
      Printing fees.................................................                6,408                 --                --
      Licensing fees................................................                  782                 --                --
Other liabilities...................................................               66,450                 --                --
                                                                           --------------    ---------------    --------------
      Total Liabilities.............................................              238,795             16,675             4,263
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $   17,073,871    $    33,206,672    $   10,838,831
                                                                           ==============    ===============    ==============
NET ASSETS CONSIST OF:
Paid-in capital.....................................................       $   15,496,224    $    31,858,362    $   10,725,024
Par value...........................................................                5,000             11,500             5,000
Accumulated net investment income (loss)............................               13,271             31,508             7,555
Accumulated net realized gain (loss) on investments.................             (371,382)          (111,112)          182,845
Net unrealized appreciation (depreciation) on investments...........            1,930,758          1,416,414           (81,593)
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $   17,073,871    $    33,206,672    $   10,838,831
                                                                           ==============    ===============    ==============
NET ASSET VALUE, per share..........................................       $        34.15    $         28.88    $        21.68
                                                                           ==============    ===============    ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................              500,002          1,150,002           500,002
                                                                           ==============    ===============    ==============
Investments, at cost................................................       $   15,348,603    $    31,769,316    $   10,907,556
                                                                           ==============    ===============    ==============
Securities on loan, at value........................................       $      146,157    $            --    $           --
                                                                           ==============    ===============    ==============


                        See Notes to Financial Statements                Page 35

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2018 (UNAUDITED)

                                                                            FIRST TRUST        FIRST TRUST       FIRST TRUST
                                                                          TOTAL US MARKET     DORSEY WRIGHT         DOW 30
                                                                            ALPHADEX(R)         PEOPLE'S         EQUAL WEIGHT
                                                                                ETF           PORTFOLIO ETF          ETF
                                                                               (TUSA)            (DWPP)             (EDOW)
                                                                          ----------------  -----------------  ----------------

INVESTMENT INCOME:
Dividends...........................................................       $      139,225    $       288,242    $       80,597
Securities lending income (net of fees).............................                1,958                 --                --
Foreign withholding tax.............................................                  (10)                --                --
                                                                           --------------    ---------------    --------------
      Total investment income.......................................              141,173            288,242            80,597
                                                                           --------------    ---------------    --------------

EXPENSES:
Investment advisory fees............................................               38,388             94,009 (a)        16,477 (a)
Custodian fees......................................................               31,411                 --                --
Audit and tax fees..................................................               11,574                 --                --
Listing fees........................................................                8,685                 --                --
Accounting and administration fees..................................                7,480                 --                --
Licensing fees......................................................                5,254                 --                --
Trustees' fees and expenses.........................................                3,488                 --                --
Printing fees.......................................................                1,882                 --                --
Legal fees..........................................................                  865                 --                --
Transfer agent fees.................................................                  384                 --                --
Registration and filing fees........................................                  (14)                --                --
Other expenses......................................................                2,392                 --                --
                                                                           --------------    ---------------    --------------
      Total expenses................................................              111,789             94,009            16,477
      Less fees waived and expenses reimbursed by the investment
         advisor....................................................              (58,159)                --                --
                                                                           --------------    ---------------    --------------
      Net expenses..................................................               53,630             94,009            16,477
                                                                           --------------    ---------------    --------------
NET INVESTMENT INCOME (LOSS)........................................               87,543            194,233            64,120
                                                                           --------------    ---------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................              399,131               (263)         (100,138)
      In-kind redemptions...........................................                   --            972,995           287,140
                                                                           --------------    ---------------    --------------
Net realized gain (loss)............................................              399,131            972,732           187,002
Net change in unrealized appreciation (depreciation) on investments.              178,993           (872,690)         (144,906)
                                                                           --------------    ---------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................              578,124            100,042            42,096
                                                                           --------------    ---------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................       $      665,667    $       294,275    $      106,216
                                                                           ==============    ===============    ==============

(a) Fund is subject to a Unitary Fee (see Note 3 in the Notes to Financial Statements).


Page 36                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            FIRST TRUST                       FIRST TRUST
                                                                          TOTAL US MARKET                    DORSEY WRIGHT
                                                                          ALPHADEX(R) ETF               PEOPLE'S PORTFOLIO ETF
                                                                              (TUSA)                            (DWPP)
                                                                  -------------------------------   -------------------------------
                                                                    Six Months                        Six Months
                                                                      Ended                             Ended
                                                                    6/30/2018        Year Ended       6/30/2018        Year Ended
                                                                   (Unaudited)       12/31/2017      (Unaudited)       12/31/2017
                                                                  --------------   --------------   --------------   --------------
OPERATIONS:
Net investment income (loss)..................................    $       87,543   $       97,872   $      194,233   $      161,735
Net realized gain (loss)......................................           399,131          639,673          972,732        1,618,196
Net change in unrealized appreciation (depreciation)..........           178,993        1,270,377         (872,690)       1,449,469
                                                                  --------------   --------------   --------------   --------------
Net increase (decrease) in net assets resulting
   from operations............................................           665,667        2,007,922          294,275        3,229,400
                                                                  --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................           (74,016)        (103,705)        (162,725)        (163,136)
                                                                  --------------   --------------   --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.....................................         1,698,822        7,703,270        8,860,370       30,201,881
Cost of shares redeemed.......................................                --       (3,145,475)      (5,857,152)      (6,765,642)
                                                                  --------------   --------------   --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions..............................         1,698,822        4,557,795        3,003,218       23,436,239
                                                                  --------------   --------------   --------------   --------------
Total increase (decrease) in net assets.......................         2,290,473        6,462,012        3,134,768       26,502,503

NET ASSETS:
Beginning of period...........................................        14,783,398        8,321,386       30,071,904        3,569,401
                                                                  --------------   --------------   --------------   --------------
End of period.................................................    $   17,073,871   $   14,783,398   $   33,206,672   $   30,071,904
                                                                  ==============   ==============   ==============   ==============
Accumulated net investment income (loss)
   at end of period...........................................    $       13,271   $         (256)  $       31,508   $           --
                                                                  ==============   ==============   ==============   ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.......................           450,002          300,002        1,050,002          150,002
Shares sold...................................................            50,000          250,000          300,000        1,150,000
Shares redeemed...............................................                --         (100,000)        (200,000)        (250,000)
                                                                  --------------   --------------   --------------   --------------
Shares outstanding, end of period.............................           500,002          450,002        1,150,002        1,050,002
                                                                  ==============   ==============   ==============   ==============


                        See Notes to Financial Statements                Page 37

FIRST TRUST EXCHANGE-TRADED FUND

                                                                            FIRST TRUST
                                                                              DOW 30
                                                                         EQUAL WEIGHT ETF
                                                                              (EDOW)
                                                                  -------------------------------
                                                                    Six Months
                                                                      Ended
                                                                    6/30/2018       Period Ended
                                                                   (Unaudited)     12/31/2017 (a)
                                                                  --------------   --------------

OPERATIONS:
Net investment income (loss)..................................    $       64,120   $       16,796
Net realized gain (loss)......................................           187,002          150,879
Net change in unrealized appreciation (depreciation)..........          (144,906)          63,313
                                                                  --------------   --------------
Net increase (decrease) in net assets resulting
   from operations............................................           106,216          230,988
                                                                  --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................           (56,671)         (16,690)
                                                                  --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.....................................        11,886,050        4,099,141
Cost of shares redeemed.......................................        (3,296,980)      (2,113,223)
                                                                  --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions..............................         8,589,070        1,985,918
                                                                  --------------   --------------
Total increase (decrease) in net assets.......................         8,638,615        2,200,216

NET ASSETS:
Beginning of period...........................................         2,200,216               --
                                                                  --------------   --------------
End of period.................................................    $   10,838,831   $    2,200,216
                                                                  ==============   ==============
Accumulated net investment income (loss)
   at end of period...........................................    $        7,555   $          106
                                                                  ==============   ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.......................           100,002               --
Shares sold...................................................           550,000          200,002
Shares redeemed...............................................          (150,000)        (100,000)
                                                                  --------------   --------------
Shares outstanding, end of period.............................           500,002          100,002
                                                                  ==============   ==============

(a) Inception date is August 8, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 38                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

                                           SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2018     ------------------------------------------------------------------------
                                          (UNAUDITED)        2017           2016           2015           2014           2013
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    32.85     $    27.74     $    24.34     $    26.13     $    25.80     $    19.34
                                           ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.18           0.25           0.32           0.22           0.27           0.21
Net realized and unrealized gain (loss)          1.27           5.12           3.43          (1.78)          0.34           6.47
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                 1.45           5.37           3.75          (1.56)          0.61           6.68
                                           ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.15)         (0.26)         (0.35)         (0.23)         (0.28)         (0.22)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    34.15     $    32.85     $    27.74     $    24.34     $    26.13     $    25.80
                                           ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 4.43%         19.44%         15.48%         (5.99)%         2.36%         34.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $   17,074     $   14,783     $    8,321     $    8,518     $    5,225     $    5,160
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        1.46% (b)      1.69%          1.96%          1.97%          3.17%          2.01%
Ratio of net expenses to average net
   assets                                        0.70% (b)      0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                            1.14% (b)      0.88%          1.17%          0.96%          1.05%          0.91%
Portfolio turnover rate (c)                        58%           112%           113%           170%           183%           186%


FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

                                           SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2018     ------------------------------------------------------------------------
                                          (UNAUDITED)        2017           2016           2015           2014           2013
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    28.64     $    23.80     $    24.07     $    25.97     $    22.86     $    19.51
                                           ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.17           0.30           0.38           0.37           0.34           0.34
Net realized and unrealized gain (loss)          0.21           4.84          (0.25)         (1.89)          3.11           3.34
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                 0.38           5.14           0.13          (1.52)          3.45           3.68
                                           ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.14)         (0.30)         (0.40)         (0.38)         (0.34)         (0.33)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    28.88     $    28.64     $    23.80     $    24.07     $    25.97     $    22.86
                                           ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 1.30%         21.71%          0.54%         (5.88)%        15.22%         19.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $   33,207     $   30,072     $    3,569     $    3,610     $    3,895     $    5,716
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.60% (b)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net expenses to average net
   assets                                        0.60% (b)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                            1.24% (b)      1.29%          1.59%          1.46%          1.42%          1.53%
Portfolio turnover rate (c)                        14%            30% (d)         4%             7%             7%             4%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns for First Trust Total US Market AlphaDEX(R) ETF would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d) The variation in the portfolio turnover rate is due to the change in the Fund's underlying index effective August 18, 2017, which resulted in a complete rebalance of the Fund's portfolio.


                        See Notes to Financial Statements                Page 39

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)

                                           SIX MONTHS
                                             ENDED
                                           6/30/2018     PERIOD ENDED
                                          (UNAUDITED)   12/31/2017 (a)
                                          ------------   ------------
Net asset value, beginning of period       $    22.00     $    19.97
                                           ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.18           0.17
Net realized and unrealized gain (loss)         (0.34)          2.03
                                           ----------     ----------
Total from investment operations                (0.16)          2.20
                                           ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.16)         (0.17)
                                           ----------     ----------
Net asset value, end of period             $    21.68     $    22.00
                                           ==========     ==========
TOTAL RETURN (b)                                (0.70)%        11.02%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $   10,839     $    2,200
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.50% (c)      0.50% (c)
Ratio of net expenses to average net
   assets                                        0.50% (c)      0.50% (c)
Ratio of net investment income (loss) to
   average net assets                            1.95% (c)      1.99% (c)
Portfolio turnover rate (d)                        13%            20%

(a) Inception date is August 8, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 40                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 JUNE 30, 2018

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty exchange-traded funds. This report covers the three funds listed below:

      First Trust Total US Market AlphaDEX(R) ETF - (The Nasdaq Stock Market LLC
         ("Nasdaq") ticker "TUSA")
      First Trust Dorsey Wright People's Portfolio ETF - (Nasdaq ticker "DWPP") First Trust Dow 30 Equal Weight ETF - (NYSE Arca, Inc. ("NYSE Arca")
         ticker "EDOW")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust Total US Market AlphaDEX(R) ETF                     NASDAQ AlphaDEX(R) Total US Market Index
First Trust Dorsey Wright People's Portfolio ETF                Nasdaq Dorsey Wright People's Portfolio Index
First Trust Dow 30 Equal Weight ETF                             Dow Jones Industrial Average(R) Equal Weight Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 JUNE 30, 2018

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of June 30, 2018, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 JUNE 30, 2018

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities". For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At June 30, 2018, only TUSA had securities in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                                 JUNE 30, 2018

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the six months ended June 30, 2018, were received as collateral for lending securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the period ended December 31, 2017 was as follows:

                                                                                            Distributions        Distributions
                                                                     Distributions paid          paid                paid
                                                                       from Ordinary         from Capital         from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    ----------------    -----------------

First Trust Total US Market AlphaDEX(R) ETF                            $      103,705        $         --        $          --
First Trust Dorsey Wright People's Portfolio ETF                              163,136                  --                   --
First Trust Dow 30 Equal Weight ETF                                            16,690                  --                   --

As of December 31, 2017, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    -----------------

First Trust Total US Market AlphaDEX(R) ETF                            $           --        $   (671,943)       $   1,652,939
First Trust Dorsey Wright People's Portfolio ETF                                   --            (986,519)           2,191,779
First Trust Dow 30 Equal Weight ETF                                               566                  --               58,696

G. INCOME TAXES

Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014, 2015, 2016, and 2017 remain open to federal and state audit. As of June 30, 2018, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                                 JUNE 30, 2018

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2017, for federal income tax purposes, each Fund had capital loss carryforwards available as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                                        Capital Loss            Post-                Total
                                                                         Available           Enactment -            Capital
                                                                          Through                 No                 Loss
                                                                            2018              Expiration           Available
                                                                     ------------------    ----------------    -----------------
First Trust Total US Market AlphaDEX(R) ETF                            $           --        $    671,943        $     671,943
First Trust Dorsey Wright People's Portfolio ETF                                   --             986,519              986,519
First Trust Dow 30 Equal Weight ETF                                                --                  --                   --

During the taxable year ended December 31, 2017, the following Funds utilized capital loss carryforwards in the following amount:

                                                                       Pre-Enactment        Post-Enactment
                                                                        Capital Loss         Capital Loss
                                                                        Carryforward         Carryforward
                                                                          Utilized             Utilized
                                                                     ------------------    ----------------
First Trust Total US Market AlphaDEX(R) ETF                            $           --        $    133,184
First Trust Dorsey Wright People's Portfolio ETF                                   --              74,478

H. EXPENSES

Expenses that are directly related to First Trust Total US Market AlphaDEX(R) ETF are charged directly to the Fund. Expenses for First Trust Dorsey Wright People's Portfolio ETF and First Trust Dow 30 Equal Weight ETF (the "Unitary Fee Funds"), other than excluded expenses (discussed in Note 3), are paid by the Advisor. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust Total US Market AlphaDEX(R) ETF                     Nasdaq, Inc.
First Trust Dorsey Wright People's Portfolio ETF                Nasdaq, Inc.
First Trust Dow 30 Equal Weight ETF                             S&P Dow Jones Indices LLC

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The First Trust Total US Market AlphaDEX(R) ETF is required to pay licensing fees, which are shown on the Statements of Operations.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For the First Trust Total US Market AlphaDEX(R) ETF, First Trust is paid an annual management fee of 0.50% of the Fund's average daily net assets. For such Fund, the Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2020.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                                 JUNE 30, 2018

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees were waived by First Trust. This amount would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the six months ended June 30, 2018 and fees waived or expenses borne by First Trust subject to recovery from the Fund for the periods indicated were as follows:

                                                                                    Fees Waived and Expenses Borne by
                                                                                     First Trust Subject to Recovery
                                                                      --------------------------------------------------------------
                                          Advisory                    Six Months      Year         Year      Six Months
                                             Fee         Expense        Ended        Ended        Ended        Ended
                                           Waivers    Reimbursement   12/31/2015   12/31/2016   12/31/2017   6/30/2018      Total
                                          ---------   -------------   ----------   ----------   ----------   ----------   ----------
First Trust Total US Market
   AlphaDEX(R) ETF                        $  38,388   $      19,771   $   45,673   $  112,511   $  110,596   $   58,159   $  326,939

For the First Trust Dorsey Wright People's Portfolio ETF and First Trust Dow 30 Equal Weight ETF, First Trust is paid an annual unitary management fee of 0.60% and 0.50%, respectively, of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding fee payments under the Investment Management Agreement, distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, acquired fund fees and expenses, taxes, interest, and extraordinary expenses.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2018, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                               Purchases           Sales
                                                            ---------------   ---------------
First Trust Total US Market AlphaDEX(R) ETF                 $     9,079,611   $     9,061,802
First Trust Dorsey Wright People's Portfolio ETF                  4,471,087         4,413,469
First Trust Dow 30 Equal Weight ETF                                 835,712           804,026

For the six months ended June 30, 2018, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                               Purchases           Sales
                                                            ---------------   ---------------
First Trust Total US Market AlphaDEX(R) ETF                 $     1,692,712   $            --
First Trust Dorsey Wright People's Portfolio ETF                  8,845,412         5,853,062
First Trust Dow 30 Equal Weight ETF                              11,853,191         3,292,280

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                                 JUNE 30, 2018

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund, according to the fee schedule set forth below:

                     Number of Securities            Creation
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund, according to the fee schedule set forth below:

                     Number of Securities           Redemption
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The standard redemption transaction fee for First Trust Dorsey Wright People's Portfolio ETF is currently $1,000.

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2020.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                                 JUNE 30, 2018

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there was the following subsequent event:

On July 26, 2018, First Trust Lunt U.S. Factor Rotation ETF, an additional series of the Trust, began trading under the symbol "FCTR" on Cboe BZX Exchange, Inc.

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ADDITIONAL INFORMATION
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website at www.ftportfolios.com; (3) on the SEC's website at www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE APPLICABLE TO SOME OR ALL OF THE FUNDS ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund's corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

EQUITY SECURITIES RISK. To the extent a Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

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ADDITIONAL INFORMATION (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

FIXED INCOME SECURITIES RISK. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

FUND OF FUNDS RISK. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.

INDEX CONSTITUENT RISK. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund's net asset value could be negatively impacted and the Fund's market price may be significantly below its net asset value during certain periods.

MANAGEMENT RISK. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund's investment portfolio, the Fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.

MARKET RISK. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (as applicable to a specific Fund, the "Agreement" and collectively, the "Agreements") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the following two series of the Trust (each a "Fund" and collectively, the "Funds"):

      First Trust Total US Market AlphaDEX(R) ETF (TUSA)
      First Trust Dorsey Wright People's Portfolio ETF (formerly First Trust
         CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund) (DWPP)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

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ADDITIONAL INFORMATION (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by TUSA and the unitary fee rate payable by DWPP as compared to fees charged to a peer group of funds (all of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of each Fund as compared to expense ratios of the funds in the Fund's Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing TUSA's advisory fee and DWPP's unitary fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds. The Board considered the background and experience of the persons responsible for the day-to-day management of the Funds. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund's investment objective, policies and restrictions.

With respect to TUSA, the Board considered the advisory fee rate payable by TUSA under the Agreement for the services provided. The Board considered that the Advisor agreed to extend the current expense cap for TUSA through April 30, 2020. The Board noted that expenses borne or fees waived by the Advisor for TUSA are to be subject to reimbursement by the Fund for up to three years from the date the expense was incurred or fee was waived, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees were waived by the Advisor. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in TUSA's Peer Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because TUSA's Peer Group included peer funds that pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio of TUSA was above the median total (net) expense ratio of the peer funds in TUSA's Peer Group. With respect to TUSA's Peer Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between TUSA and other non-ETF clients that limited their comparability. In considering the advisory fee rate for TUSA overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

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ADDITIONAL INFORMATION (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

The Board considered performance information for TUSA. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing TUSA's performance. The Board received and reviewed information for periods ended December 31, 2017 regarding the performance of TUSA's underlying index, the correlation between TUSA's performance and that of its underlying index, TUSA's tracking difference and TUSA's excess return as compared to its benchmark index. For TUSA, the Board noted that during 2015, the Fund changed its underlying index to an index using the AlphaDEX(R) stock selection methodology, and that the performance information included a blend of the old and new indexes. For TUSA, the Board also considered the Advisor's explanations of how the AlphaDEX(R) stock selection methodology impacts Fund performance in various market environments, and the Advisor's statement that AlphaDEX(R) is designed to provide long-term outperformance. Based on the information provided for TUSA and its ongoing review of performance, the Board concluded that the Fund was correlated to its underlying index and that the tracking difference for the Fund was within a reasonable range. In addition, the Board reviewed data prepared by MPI comparing TUSA's performance to that of its Peer Group and to that of a broad-based benchmark, but given the Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the fees, expenses and performance of TUSA and the ongoing oversight by the Board, the Board concluded that the advisory fee for TUSA continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.

With respect to DWPP, the Board considered the unitary fee rate payable by DWPP under the Agreement for the services provided. The Board considered that as part of DWPP's unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the unitary fee rates and expense ratios of the peer funds in DWPP's Peer Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each of the peer funds included in DWPP's Peer Group pays a unitary fee and because DWPP pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that DWPP's unitary fee was equal to the median total (net) expense ratio of the peer funds in DWPP's Peer Group. With respect to DWPP's Peer Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered the differences between DWPP and other non-ETF clients that limited their comparability. In considering the unitary fee rate for DWPP overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for DWPP. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing DWPP's performance. The Board received and reviewed information for periods ended December 31, 2017 regarding the performance of DWPP's underlying index, the correlation between DWPP's performance and that of its underlying index, DWPP's tracking difference and DWPP's excess return as compared to its benchmark index. The Board noted that during 2017, DWPP changed its underlying index to the Nasdaq Dorsey Wright People's Portfolio Index, and that the performance information included a blend of the old and new indexes. Based on the information provided for DWPP and its ongoing review of performance, the Board concluded that the Fund was correlated to its underlying index and that the tracking difference for the Fund was within a reasonable range. In addition, the Board reviewed data prepared by MPI comparing DWPP's performance to that of its Peer Group and to that of broad-based benchmarks, but given the Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the unitary fee and performance of DWPP and the ongoing oversight by the Board, the Board concluded that the unitary fee for DWPP continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. For DWPP, the Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of

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ADDITIONAL INFORMATION (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2018 (UNAUDITED)

certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2017 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

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FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEMS 6. SCHEDULE OF INVESTMENTS.

Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)           First Trust Exchange-Traded Fund
                 ---------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 10, 2018
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 10, 2018
     --------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: September 10, 2018
     --------------------

* Print the name and title of each signing officer under his or her signature.